Exhibit 10.1

AMENDMENT AND WAIVER TO CREDIT AGREEMENT

AMENDMENT AND WAIVER, dated as of June 3, 2009 (this “Amendment and Waiver”), to the Credit Agreement, dated as of January 28, 2008 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among Harrah’s Operating Company, Inc., a Delaware corporation (the “Borrower”), Hamlet Merger Inc., a Delaware corporation (“Holdings,” which was merged on January 28, 2008 with and into Harrah’s Entertainment, Inc.), the lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”), and the other parties named therein.

W I T N E S S E T H:

WHEREAS, Section 9.08 of the Credit Agreement permits the Administrative Agent and/or the Collateral Agent (with the consent of the Required Lenders) to enter into amendments, waivers, supplements or other modifications to the Credit Agreement and the other Loan Documents with the relevant Loan Parties; and

WHEREAS, the Loan Parties desire to amend the Credit Agreement and the other Loan Documents on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Definitions

Section 1.1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

ARTICLE II

Amendment

Section 2.1. Amendments.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

“Acceptable Discount” shall have the meaning assigned to such term in Section 2.11(g)(iii).

“Acceptance Date” shall have the meaning assigned to such term in Section 2.11(g)(ii).

“Affiliate Lender” shall have the meaning assigned to such term in Section 9.24(a).

“Amendment and Waiver Effective Date” shall mean the first date on which each of the conditions set forth in Section 3.1 of the June 2009 Amendment have been satisfied.

“Applicable Discount” shall have the meaning assigned to such term in Section 2.11(g)(iii).

“Applicable Facility Percentage” shall mean (i) with respect to the Revolving Facility, the percentage obtained by dividing (x) the aggregate amount of Revolving Facility Commitments then outstanding by (y) the sum of (A) the principal amount of all Term Loans outstanding and (B) the aggregate amount of Revolving Facility Commitments then outstanding and (ii) with respect to the Term Loans of any Class, the percentage obtained by dividing (x) the aggregate principal amount of all Term Loans of such Class then outstanding by (y) the sum of (A) the principal amount of all Term Loans outstanding and (B) the aggregate amount of Revolving Facility Commitments then outstanding.

“Discount Range” shall have the meaning assigned to such term in Section 2.11(g)(ii).

“Discounted Prepayment Option Notice” shall have the meaning assigned to such term in Section 2.11(g)(ii).

“Discounted Voluntary Prepayment” shall have the meaning assigned to such term in Section 2.11(g)(i).

“Discounted Voluntary Prepayment End Date” shall have the meaning assigned to such term in Section 2.11(g)(i).

“Discounted Voluntary Prepayment Notice” shall have the meaning assigned to such term in Section 2.11(g)(v).

“Extended Revolving Facility Commitment” shall have the meaning assigned to such term in Section 2.21(e).

“Extended Term Loan” shall have the meaning assigned to such term in Section 2.21(e).

“Extending Lender” shall have the meaning assigned to such term in Section 2.21(e).

“Extension” shall have the meaning assigned to such term in Section 2.21(e).

“First Lien Intercreditor Agreement” shall mean the Intercreditor Agreement substantially in the form of Exhibit H among the Administrative Agent, the Collateral Agent and the representatives for purposes thereof for any Other First Lien Secured Parties, as the same may be amended, supplemented, restated, modified or waived from time to time in accordance with the terms thereof.

“First Lien Net Proceeds” shall mean (x) in the case of the Initial First Lien Notes, $1,064.0 million and (y) in all other cases, 100% (or 90% in the case of First Lien Refinancing Notes secured by a first priority Lien on the Collateral that is pari passu with the Lien securing the Obligations) of the cash proceeds from the incurrence, issuance or sale by the Borrower of First Lien Refinancing Notes, net of all taxes and fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale.

“First Lien Net Proceeds Acceptance Date” shall have the meaning assigned to such term in Section 2.11(h)(ii).

“First Lien Net Proceeds Lender Participation Notice” shall have the meaning assigned to such term in Section 2.11(h)(iii).

“First Lien Net Proceeds Prepayment Offer Amount” shall have the meaning assigned to such term in Section 2.11(h)(ii).

“First Lien Net Proceeds Prepayment Offer” shall mean an offer to prepay Term B-3 Loans made in accordance with the provisions of subclauses (ii) through (iv) of Section 2.11(h).

“First Lien Net Proceeds Prepayment Offer Notice” shall have the meaning assigned to such term in Section 2.11(h)(ii).

“First Lien Net Proceeds Offered Term Loans” shall have the meaning assigned to such term in Section 2.11(h)(iii).

“First Lien Net Proceeds Prepayment Offer Date” shall have the meaning assigned to such term in Section 2.11(h)(iv).

“First Lien Notes” shall mean (i) the Initial First Lien Notes, (ii) any Future First Lien Notes and (iii) any refinancing, refunding, renewal or extension of any Initial First Lien Notes, Future First Lien Notes or First Lien Notes; provided that in connection with any such refinancing, refunding, renewal or extension, (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses), (y) such Indebtedness otherwise complies with the definition of Future First Lien Notes and does not mature before the First Lien Notes being refinanced and (z) if such Indebtedness is secured by Liens that are pari passu with the Liens securing the Obligations, the amount of such refinancing Indebtedness (including amounts attributable to amounts set forth in the parenthetical to subclause (x) above) does not exceed the principal amount of the Indebtedness being refinanced or have a higher yield than the Indebtedness being refinanced.

“First Lien Obligations” shall mean the Obligations and the Other First Lien Obligations.

“First Lien Refinancing Notes” shall mean the Initial First Lien Notes and any Future First Lien Notes incurred pursuant to Section 6.01(dd).

“First Lien Secured Parties” shall mean the Secured Parties and the Other First Lien Secured Parties.

“Future First Lien Notes” shall mean senior secured loans or notes of the Borrower issued for cash (which notes or loans may either be secured by a first priority Lien on the Collateral that is pari passu with the Lien securing the Obligations or may be secured by a Lien ranking junior to the Lien on the Collateral securing the Obligations) incurred after the Amendment and Waiver

Effective Date (a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the Term B Facility Maturity Date (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default), (b) the covenants, events of default, guarantees, collateral and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Borrower and the Subsidiaries than those set forth in the Initial First Lien Notes Indenture; provided that a certificate of the Chief Financial Officer of the Borrower delivered to the Administrative Agent in good faith at least three Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement, and (c) of which no Subsidiary of the Borrower is a borrower or guarantor other than any Subsidiary Loan Party which shall have previously or substantially concurrently Guaranteed the Obligations. Notes issued by the Borrower in exchange for any Future First Lien Notes in accordance with the terms of a registration rights agreement entered into in connection with the issuance of such Future First Lien Notes shall also be considered Future First Lien Notes.

“Initial First Lien Net Proceeds” shall mean First Lien Net Proceeds derived from the proceeds from the incurrence, issuance or sale of Initial First Lien Notes.

“Initial First Lien Notes” shall mean the $1,375,000,000 in aggregate principal amount of the Borrower’s Senior Secured Notes due 2017 having terms substantially as set forth in the Initial First Lien Notes Offering Memorandum issued pursuant to the Initial First Lien Notes Indenture and any notes issued by the Borrower in exchange for, and as contemplated by, the Initial First Lien Notes and the related registration rights agreement with substantially identical terms as the Initial First Lien Notes.

“Initial First Lien Notes Indenture” shall mean the Indenture to be entered into under which the Initial First Lien Notes will be issued, among Holdings, the Borrower and certain of the Subsidiaries party thereto and the trustee named therein from time to time, as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“Initial First Lien Notes Offering Memorandum” shall mean the offering memorandum, dated May 27, 2009, in respect of the Initial First Lien Notes.

“June 2009 Amendment” shall mean the Amendment and Waiver, dated as of June 3, 2009, to the Credit Agreement.

“Lender Participation Notice” shall have the meaning assigned to such term in Section 2.11(g)(iii).

“Offered Loans” shall have the meaning assigned to such term in Section 2.11(g)(iii).

“Other First Lien Obligations” shall mean the “Other First Lien Obligations” as defined in the Collateral Agreement, including any interest accruing after commencement of any bankruptcy or insolvency proceeding with respect to any holder of Other First Lien Obligations whether or not allowed in such proceeding.

“Other First Lien Secured Parties” shall mean the “Other First Lien Secured Parties” as defined in the Collateral Agreement.

“Permitted Loan Purchase Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender as an Assignor and the Borrower as an Assignee, and accepted by the Administrative Agent, in the form of Exhibit I or such other form as shall be approved by the Administrative Agent and the Borrower (such approval not to be unreasonably withheld or delayed).

“Permitted Loan Purchases” shall have the meaning assigned to such term in Section 9.04(i).

“Proposed Discounted Prepayment Amount” shall have the meaning assigned to such term in Section 2.11(g)(ii).

“Pro Rata Extension Offers” shall have the meaning assigned to such term in Section 2.21(e).

“Qualifying Lenders” shall have the meaning assigned to such term in Section 2.11(g)(iv).

“Qualifying Loans” shall have the meaning assigned to such term in Section 2.11(g)(iv).

“Second Lien Intercreditor Agreement” shall mean the Intercreditor Agreement, dated as of December 24, 2008, among the Administrative Agent, as Credit Agreement Agent, each Other First Priority Lien Obligations Agent from time to time party thereto, U.S. Bank National Association, as Trustee, and each collateral agent for any Future Second Lien Indebtedness from time to time party thereto, as the same shall be amended, restated, supplemented or otherwise modified from time to time.

(b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Collateral Agent” contained therein and replacing it with the following:

“Collateral Agent” shall mean, with respect to references to such term in this Agreement, Bank of America in its capacity as collateral agent for the Secured Parties under this Agreement in accordance with the terms of this Agreement, and with respect to references to such term in the Security Documents, Bank of America in its capacity as collateral agent for the First Lien Secured Parties under the Security Documents in accordance with the terms of the Security Documents, or any successor collateral agent pursuant to any such document; provided that, for the avoidance of doubt, for purposes of Section 8.07 and Section 9.05, references to the Collateral Agent shall include any entity that serves as Collateral Agent under the First Lien Intercreditor Agreement and the Security Documents.

(c) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Collateral Agreement” contained therein and replacing it with the following:

“Collateral Agreement” shall mean the Amended and Restated Collateral Agreement, in the form of Exhibit A to the June 2009 Amendment, dated as of the Amendment and Waiver Effective Date, among the Borrower, each Subsidiary Loan Party and the Collateral Agent, as amended, supplemented or otherwise modified from time to time.

(d) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Guaranty and Pledge Agreement” contained therein and replacing it with the following:

“Guarantee and Pledge Agreement” shall mean the Amended and Restated Guarantee and Pledge Agreement, in the form of Exhibit B to the June 2009 Amendment, dated as of the Amendment and Waiver Effective Date, between Holdings and the Collateral Agent, as amended, supplemented or otherwise modified from time to time.

(e) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Incremental Amount” contained therein and replacing it with the following:

“Incremental Amount” shall mean, at any time, the excess, if any, of (a) $1,750,000,000 over (b) the sum of (x) the aggregate amount of all Incremental Term Loan Commitments and Incremental Revolving Facility Commitments established prior to such time pursuant to Section 2.21 (other than Incremental Term Loan Commitments and Incremental Revolving Facility Commitments in respect of Extended Term Loans or Extended Revolving Facility Commitments) plus (y) the principal amount of Indebtedness incurred pursuant to Section 6.01(ee).

(f) Section 1.1 of the Credit Agreement is hereby amended by adding a new proviso at the end of the definition of “Loan Documents” as follows:

; provided that for purposes of the expense reimbursement and indemnity provisions in Sections 8.07 and Section 9.05 only, the First Lien Intercreditor Agreement and any agreements governing any First Lien Notes shall be deemed to be “Loan Documents.”

(g) The definition of “Permitted Refinancing Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended by inserting the words “(excluding interest rate and redemption premiums), taken as a whole,” in clause (1) of such definition immediately after the words “otherwise on terms” in each instance where such words appear in such definition.

(h) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Secured Parties” contained therein and replacing it with the following:

“Secured Parties” shall mean the “Secured Parties” as defined in the Collateral Agreement (other than the Other First Lien Secured Parties).

(i) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Total First Lien Senior Secured Net Debt” contained therein and replacing it with the following:

“Total First Lien Senior Secured Net Debt” at any date shall mean (i) the aggregate principal amount of Consolidated Debt of the Borrower and its Subsidiaries outstanding at such date that consists of, without duplication, Indebtedness (other than Qualified Non-Recourse Debt) that in each case is then secured by first priority Liens on property or assets of the Borrower or its Subsidiaries (other than property or assets held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby), less (ii) without duplication, the aggregate amount of all Unrestricted Cash and Permitted Investments of the Borrower and its Subsidiaries on such date; provided that, solely for purposes of Section 6.10 of this Agreement, Total First Lien Senior Secured Net Debt shall exclude (x) up to $2,200,000,000 principal amount of First Lien Notes (or, if less, a principal amount of First Lien Notes that resulted in the receipt by the Borrower of $2,000,000,000 of net proceeds) that are secured by first priority Liens and (y) up to $250.0 million aggregate principal amount of Consolidated Debt of Subsidiaries that are not Wholly-Owned Subsidiaries so long as such Indebtedness is non-recourse to the Loan Parties or any Collateral, in each case, to the extent such Consolidated Debt would otherwise be included in this definition.

(j) Section 2.10(c) of the Credit Agreement is hereby deleted and replaced with the following:

“(c) Prepayment of the Term Loans from:

(i) all Net Proceeds pursuant to Section 2.11(b) and Excess Cash Flow pursuant to Section 2.11(c) shall be applied to the Term Loans pro rata among each Term Facility, with the application thereof being applied to the remaining installments thereof as the Borrower may direct; provided that, subject to the pro rata application to Loans outstanding within any Class of Term Loans, the Borrower may allocate such prepayment in its sole discretion among the Class or Classes of Term Loans as the Borrower may specify;

(ii) any optional prepayments of the Term Loans pursuant to Section 2.11(a) shall be applied to the remaining installments of the Term Loans as the Borrower may direct under the applicable Class or Classes as the Borrower may direct; and

(iii) any prepayment of (x) the Term B-3 Loans pursuant to Section 2.11(h) shall be applied to the remaining installments of the Term B-3 Loans in reverse order of maturity, (y) any other Class of Term Loans pursuant to Section 2.11(h) shall be applied to the remaining installments thereof as the Borrower may direct and (z) Term Loans of a particular Class pursuant to Section 2.11(g) or 9.04(i) shall be applied to the remaining installments of such Class of Term Loans on a pro rata basis.”

(k) Section 2.11 of the Credit Agreement is hereby amended by:

(i) inserting the words “(other than pursuant to Section 2.11(g) or (h) or pursuant to a Permitted Loan Purchase)” immediately after the first occurrence of the word “repaid” in clause (a)(ii) of such Section;

(ii) inserting the following proviso at the end of the first sentence of clause (b) of such Section:

“; provided that, with respect to Net Proceeds from Asset Sales, the Borrower may use a portion of such Net Proceeds to prepay or repurchase First Lien Notes with a Lien on the Collateral ranking pari passu with the Liens securing the Obligations in an amount not to exceed the product of (x) the amount of such Net Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of the First Lien Notes with a Lien on the Collateral ranking pari passu with the Liens securing the Obligations and the denominator of which is the sum of the outstanding principal amount of such First Lien Notes and the outstanding principal amount of Term Loans.”; and

(iii) inserting the following clauses (g) and (h) immediately after clause (f) of such Section:

“(g)(i) Notwithstanding anything to the contrary in Section 2.11(a) or 2.18(c) (which provisions shall not be applicable to this Section 2.11(g)), the Borrower shall have the right at any time and from time to time to prepay Term Loans and repay Revolving Facility Loans (with, in the case of Revolving Facility Loans, a corresponding permanent reduction in the Revolving Facility Commitment of each Lender who receives a Discounted Voluntary Prepayment), to the Lenders at a discount to the par value of such Loans and on a non pro rata basis (each, a

“Discounted Voluntary Prepayment”) at any time prior to December 10, 2010 (such date, the “Discounted Voluntary Prepayment End Date”) pursuant to the procedures described in this Section 2.11(g); provided that (A) no Discounted Voluntary Prepayment shall be made other than from the cash proceeds from (x) the incurrence of Indebtedness by the Loan Parties that is either unsecured or secured by Liens ranking junior to the Liens securing the Obligations or (y) contributions to the common equity capital of the Borrower which the Borrower has elected to exclude from the calculation of the Cumulative Credit, (B) the aggregate amount expended by the Borrower in connection with all Discounted Voluntary Prepayments shall not exceed $2,000,000,000, (C) any Discounted Voluntary Prepayment shall be offered to all Lenders with Term Loans and Revolving Facility Loans on a pro rata basis, and after giving effect to any Discounted Voluntary Prepayment, there shall be sufficient aggregate Revolving Facility Commitments among the Revolving Facility Lenders to apply to the Outstanding Amount of the L/C Obligations as of such date, unless the Borrower shall concurrently with the payment of the purchase price by the Borrower for such Revolving Facility Loans, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(g) in the amount of any such excess Outstanding Amount of the L/C Obligations, (D) the Borrower shall deliver to the Administrative Agent a certificate of the Chief Financial Officer of the Borrower stating (1) that no Default or Event of Default has occurred and is continuing or would result from the Discounted Voluntary Prepayment (after giving effect to any related waivers or amendments obtained in connection with such Discounted Voluntary Prepayment), (2) that each of the conditions to such Discounted Voluntary Prepayment contained in this Section 2.11(g) has been satisfied and (3) the aggregate principal amount of Term Loans and/or Revolving Facility Loans so prepaid pursuant to such Discounted Voluntary Prepayment and (E) no Discounted Voluntary Prepayment shall be permitted at any time that the Revolving Facility Credit Exposure is less than the then outstanding Revolving Facility Commitments.

(ii) To the extent the Borrower seeks to make a Discounted Voluntary Prepayment, the Borrower will provide written notice to the Administrative Agent substantially in the form of Exhibit J hereto (each, a “Discounted Prepayment Option Notice”) that the Borrower desires to prepay Term Loans and repay Revolving Facility Loans (with a corresponding permanent reduction in Revolving Facility Commitments) in each case in an aggregate principal amount specified therein by the Borrower (each, a “Proposed Discounted Prepayment Amount”), in each case at a discount to the par value of such Term Loans and Revolving Facility Loans as specified below. The Proposed Discounted Prepayment Amount of Term Loans or Revolving Facility Loans shall not be less than $5.0 million. The Discounted Prepayment Option Notice shall further specify with respect to the proposed Discounted Voluntary Prepayment: (A) the Proposed Discounted Prepayment Amount for Term Loans and Revolving Facility Loans, (B) a discount range (which may be a single percentage) selected by the Borrower with respect to such proposed Discounted Voluntary Prepayment equal to a percentage of par of the principal amount of Term Loans and Revolving Facility Loans (the “Discount Range”), (C) the source of proceeds to be used to make such Discounted Voluntary Prepayment and (D) the date by which Lenders are required to indicate their election to participate in such proposed Discounted Voluntary Prepayment which shall be at least five Business Days following the date of the Discounted Prepayment Option Notice (the “Acceptance Date”). Upon receipt of a Discounted Prepayment Option Notice, the Administrative Agent shall notify the L/C Issuer thereof and Discounted Voluntary Prepayments shall be subject to the consent of the L/C Issuer, such consent not to be unreasonably withheld or delayed.

(iii) Upon receipt of a Discounted Prepayment Option Notice and receipt by the Administrative Agent of consent from the L/C Issuer in accordance with Section 2.11(g)(ii), the Administrative Agent shall promptly notify each Lender thereof. On or prior to the Acceptance

Date, each such Lender may specify by written notice substantially in the form of Exhibit K hereto (each, a “Lender Participation Notice”) to the Administrative Agent (A) a maximum discount to par (the “Acceptable Discount”) within the Discount Range (for example, a Lender specifying a discount to par of 20% would accept a purchase price of 80% of the par value of the Loans to be prepaid) and (B) a maximum principal amount (subject to rounding requirements specified by the Administrative Agent) of Term Loans and/or Revolving Facility Loans held by such Lender with respect to which such Lender is willing to permit a Discounted Voluntary Prepayment at the Acceptable Discount (“Offered Loans”). Based on the Acceptable Discounts and principal amounts of Term Loans and Revolving Facility Loans specified by the Lenders in the applicable Lender Participation Notice, the Administrative Agent, in consultation with the Borrower, shall determine the applicable discount for Term Loans and Revolving Facility Loans (the “Applicable Discount”), which Applicable Discount shall be (A) the percentage specified by the Borrower if the Borrower has selected a single percentage pursuant to Section 2.11(g)(ii) for the Discounted Voluntary Prepayment or (B) otherwise, the highest Acceptable Discount at which the Borrower can pay the Proposed Discounted Prepayment Amount in full (determined by adding the principal amounts of Offered Loans commencing with the Offered Loans with the highest Acceptable Discount); provided, however, that in the event that such Proposed Discounted Prepayment Amount cannot be repaid in full at any Acceptable Discount, the Applicable Discount shall be the lowest Acceptable Discount specified by the Lenders that is within the Discount Range. The Applicable Discount shall be applicable for all Lenders who have offered to participate in the Voluntary Discounted Prepayment and have Qualifying Loans (as defined below). Any Lender with outstanding Loans whose Lender Participation Notice is not received by the Administrative Agent by the Acceptance Date shall be deemed to have declined to accept a Discounted Voluntary Prepayment of any of its Loans at any discount to their par value within the Applicable Discount.

(iv) The Borrower shall make a Discounted Voluntary Prepayment by prepaying those Term Loans and Revolving Facility Loans (or the respective portions thereof) (with, in the case of Revolving Facility Loans, a corresponding permanent reduction in Revolving Facility Commitments) offered by the Lenders (“Qualifying Lenders”) that specify an Acceptable Discount that is equal to or greater than the Applicable Discount (“Qualifying Loans”) at the Applicable Discount; provided that if the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would exceed the amount of aggregate proceeds required to prepay the Proposed Discounted Prepayment Amount, such amounts in each case calculated by applying the Applicable Discount, the Borrower shall prepay such Qualifying Loans ratably among the Qualifying Lenders based on their respective principal amounts of such Qualifying Loans (subject to rounding requirements specified by the Administrative Agent). If the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would be less than the amount of aggregate proceeds required to prepay the Proposed Discounted Prepayment Amount, such amounts in each case calculated by applying the Applicable Discount, the Borrower shall prepay all Qualifying Loans.

(v) Each Discounted Voluntary Prepayment shall be made within five Business Days of the Acceptance Date (or such later date as the Administrative Agent shall reasonably agree, given the time required to calculate the Applicable Discount and determine the amount and holders of Qualifying Loans), without premium or penalty (but subject to Section 2.16), upon irrevocable notice substantially in the form of Exhibit L hereto (each a “Discounted Voluntary Prepayment Notice”), delivered to the Administrative Agent no later than 1:00 P.M. Local time, three Business Days prior to the date of such Discounted Voluntary Prepayment, which notice shall specify the date and amount of the Discounted Voluntary Prepayment and the Applicable

Discount determined by the Administrative Agent. Upon receipt of any Discounted Voluntary Prepayment Notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any Discounted Voluntary Prepayment Notice is given, the amount specified in such notice shall be due and payable to the applicable Lenders, subject to the Applicable Discount on the applicable Loans, on the date specified therein together with accrued interest (on the par principal amount) to but not including such date on the amount prepaid.

(vi) To the extent not expressly provided for herein, each Discounted Voluntary Prepayment shall be consummated pursuant to reasonable procedures (including as to timing, rounding, minimum amounts, Type and Interest Periods and calculation of Applicable Discount in accordance with Section 2.11(g)(iii) above) established by the Administrative Agent in consultation with the Borrower.

(vii) Prior to the delivery of a Discounted Voluntary Prepayment Notice, upon written notice to the Administrative Agent, (A) the Borrower may withdraw its offer to make a Discounted Voluntary Prepayment pursuant to any Discounted Prepayment Option Notice and (B) any Lender may withdraw its offer to participate in a Discounted Voluntary Prepayment pursuant to any Lender Participation Notice.

(h)(i) Notwithstanding anything to the contrary in Section 2.11(a) or (e) or Section 2.18(c) (which provisions shall not be applicable to this Section 2.11(h)), to the extent the Borrower receives First Lien Net Proceeds

(x) subject to clause (v) below, the Revolving Facility Commitment of each Revolving Facility Lender shall be permanently reduced on a pro rata basis on the third Business Day following the receipt of such First Lien Net Proceeds by the Borrower in an aggregate amount equal to the Applicable Facility Percentage of such First Lien Net Proceeds (and, in connection therewith, to the extent required to prevent the Revolving Facility Credit Exposure from exceeding the Revolving Facility Commitments in effect, the Borrower shall reduce the Revolving Facility Credit Exposure in the same manner as specified in the first sentence of Section 2.11(d)), (y) Term Loans (other than Term B-3 Loans) of each Class shall be prepaid at par on a pro rata basis on the third Business Day following the receipt of such First Lien Net Proceeds, in each case, in an aggregate amount for such Class of Term Loans equal to the Applicable Facility Percentage for such Class of Term Loans of such First Lien Net Proceeds and (z) the Borrower shall apply an amount equal to the Applicable Facility Percentage for the Term B-3 Loans of such First Lien Net Proceeds to make a First Lien Net Proceeds Prepayment Offer pursuant to the provisions set forth below and shall comply with the provisions of this Section 2.11(h) in connection therewith.

(ii) In connection with any First Lien Net Proceeds Prepayment Offer, the Borrower will provide written notice to the Administrative Agent (each, a “First Lien Net Proceeds Prepayment Offer Notice”) not later than the third Business Day following the receipt by the Borrower of any First Lien Net Proceeds that the Borrower is required to apply the Applicable Facility Percentage for the Term B-3 Loans of such First Lien Net Proceeds to a First Lien Net Proceeds Prepayment Offer (each, a “First Lien Net Proceeds Prepayment Offer Amount”). The First Lien Net Proceeds Prepayment Offer Notice shall specify the date by which Lenders are required to indicate their election to participate in such First Lien Net Proceeds Prepayment Offer which shall be five Business Days following the date of the First Lien Net Proceeds Prepayment Offer Notice (the “First Lien Net Proceeds Acceptance Date”).

(iii) Upon receipt of a First Lien Net Proceeds Prepayment Offer Notice, the Administrative Agent shall promptly notify each Term B-3 Lender thereof. On or prior to the First Lien Net Proceeds Acceptance Date, each such Lender may specify by written notice in the form provided by the Administrative Agent (each, a “First Lien Net Proceeds Lender Participation Notice”) to the Administrative Agent a maximum principal amount (subject to rounding requirements specified by the Administrative Agent) of its Term B-3 Loans that such Lender is electing to make eligible for prepayment pursuant to such First Lien Net Proceeds Prepayment Offer (“First Lien Net Proceeds Offered Term Loans”). Any Lender whose First Lien Net Proceeds Lender Participation Notice is not received by the Administrative Agent by the First Lien Net Proceeds Acceptance Date shall be deemed to have declined to participate in such First Lien Net Proceeds Prepayment Offer.

(iv) On the third Business Day following the First Lien Proceeds Acceptance Date (the “First Lien Net Proceeds Prepayment Offer Date”) (or such later date as the Administrative Agent shall reasonably agree, given the time required to calculate pro ration in accordance with this Section 2.11(h)), the Borrower shall prepay First Lien Net Proceeds Offered Term Loans (or portions thereof) offered by the Lenders at par; provided that if the aggregate principal amount of the First Lien Net Proceeds Offered Term Loans exceeds the First Lien Net Proceeds Prepayment Offer Amount, the Borrower shall prepay First Lien Net Proceeds Offered Term Loans of each Lender on a pro rata basis based on the respective amounts of such First Lien Net Proceeds Offered Term Loans of each Lender (subject to rounding requirements specified by the Administrative Agent). If the aggregate principal amount of First Lien Net Proceeds Offered Term Loans is less than the First Lien Net Proceeds Prepayment Offer Amount, the Borrower shall, within three Business Days after the First Lien Net Proceeds Prepayment Offer Date, prepay Term Loans (other than Term B-3 Loans) (on a pro rata basis in proportion to their respective Applicable Facility Percentages) in an aggregate amount equal to the amount of such excess.

(v) Notwithstanding anything in subclause (i) or (iv) of this clause (h) to the contrary, in no event shall the Revolving Facility Commitments be reduced below $1,000,000,000 as a result of the application of this clause (h) in connection with the receipt of First Lien Net Proceeds from the issuance of First Lien Notes secured by first priority Liens (it being understood that this floor shall not be applicable in connection with the receipt of First Lien Net Proceeds from the issuance of First Lien Notes not secured by first priority Liens) and any amount that would have otherwise been required to reduce the Revolving Facility Commitments but for the application of this subclause (v) shall instead be reallocated to prepay Term Loans (other than Term B-3 Loans) and, unless such amounts have already been subject to a First Lien Net Proceeds Prepayment Offer, to make a First Lien Net Proceeds Prepayment Offer (on a pro rata basis in proportion to their respective Applicable Facility Percentages).”

(l) Section 2.18(c) of the Credit Agreement is hereby amended by deleting from clause (ii) of the proviso thereto the words “or Affiliate” and inserting “(including, without limitation, pursuant to Section 2.11(g) and (h) and Section 9.04(i))” immediately after the word “Agreement” in such proviso.

(m) Section 2.21 of the Credit Agreement is hereby amended by deleting clause (c)(ii) thereof and replacing it with the following:

“(ii) the Borrower shall be in Pro Forma Compliance (without giving effect to the proviso in the definition of Total First Lien Senior Secured Net Debt) after giving effect to such

Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments and the Loans to be made thereunder and the application of the proceeds therefrom as if made and applied on such date; provided that the Borrower shall not be required to be in such Pro Forma Compliance with respect to Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments not to exceed $500.0 million in the aggregate since the Closing Date and”

(n) Section 2.21 of the Credit Agreement is hereby amended by inserting the following new clauses at the end of such Section:

“(e) Notwithstanding anything to the contrary in Section 2.11(a) or Section 2.18(c) (which provisions shall not be applicable to clauses (e) through (i) of this Section 2.21), pursuant to one or more offers made from time to time by Borrower to all Lenders, on a pro rata basis (based on the aggregate outstanding Term Loans and Revolving Facility Commitments) and on the same terms (“Pro Rata Extension Offers”), the Borrower is hereby permitted to consummate transactions with individual Lenders from time to time to extend the maturity date of such Lender’s Loans and/or Commitments and to otherwise modify the terms of such Lender’s Loans and/or Commitments pursuant to the terms of the relevant Pro Rata Extension Offer (including without limitation increasing the interest rate or fees payable in respect of such Lender’s Loans and/or Commitments and/or modifying the amortization schedule in respect of such Lender’s Loans). For the avoidance of doubt, the reference to “on the same terms” in the preceding sentence shall mean, when comparing Term Loans and Revolving Facility Commitments, that the Term Loans and Revolving Facility Commitments are offered to be extended for the same amount of time and that the interest rate changes and fees payable are the same. Any such extension (an “Extension”) agreed to between the Borrower and any such Lender (an “Extending Lender”) will be established under the Credit Agreement by implementing an Incremental Term Loan for such Lender (if such Lender is extending an existing Term Loan (such extended Term Loan, an “Extended Term Loan”)) or an Incremental Revolving Facility Commitment for such Lender (if such Lender is extending an existing Revolving Facility Commitment (such extended Revolving Facility Commitment, an “Extended Revolving Facility Commitment”)).

(f) The Borrower and each Extending Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Extended Term Loans and/or Extended Revolving Facility Commitments of such Extending Lender. Each Incremental Assumption Agreement shall specify the terms of the applicable Extended Term Loans and/or Extended Revolving Facility Commitments; provided that (i) except as to interest rates, fees, amortization, final maturity date and participation in prepayments (which shall, subject to clauses (ii) through (v) of this proviso, be determined by the Borrower and set forth in the Pro Rata Extension Offer), the Extended Term Loans shall have (x) the same terms as the Term B-1 Loans, Term B-2 Loans or Term B-3 Loans, as applicable, or (y) such other terms as shall be reasonably satisfactory to the Administrative Agent, (ii) the final maturity date of any Extended Term Loans shall be no earlier than the Term B Facility Maturity Date, (iii) the weighted average life to maturity of any Extended Term Loans shall be no shorter than the remaining weighted average life to maturity of the Term B-1 Loans, Term B-2 Loans or Term B-3 Loans, (iv) except as to interest rates, fees and final maturity, any Extended Revolving Facility Commitment shall be a Revolving Facility Commitment with the same terms as the Revolving Facility Loans and (v) any Extended Term Loans and/or Extended Revolving Facility Commitments may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder. Upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Extended Term Loans and/or Extended Revolving Facility Commitments evidenced thereby as provided for in Section 9.08(e). Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

(g) Upon the effectiveness of any such Extension, the applicable Extending Lender’s Term Loan will be automatically designated an Extended Term Loan and/or such Extending Lender’s Revolving Facility Commitment will be automatically designated an Extended Revolving Facility Commitment. For purposes of the Credit Agreement and the other Loan Documents, (i) if such Extending Lender is extending a Term Loan, such Extending Lender will be deemed to have an Incremental Term Loan having the terms of such Extended Term Loan and (ii) if such Extending Lender is extending a Revolving Facility Commitment, such Extending Lender will be deemed to have an Incremental Revolving Facility Commitment having the terms of such Extended Revolving Facility Commitment.

(h) Notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document (including without limitation this Section 2.21), (i) the aggregate amount of Extended Term Loans and Extended Revolving Facility Commitments will not be included in the calculation of the Incremental Amount, (ii) no Extended Term Loan or Extended Revolving Facility Commitment is required to be in any minimum amount or any minimum increment, (iii) any Extending Lender may extend all or any portion of its Term Loans and/or Revolving Facility Commitment pursuant to one or more Pro Rata Extension Offers (subject to applicable proration in the case of over participation) (including the extension of any Extended Term Loan and/or Extended Revolving Facility Commitment), (iv) there shall be no condition to any Extension of any Loan or Commitment at any time or from time to time other than notice to the Administrative Agent of such Extension and the terms of the Extended Term Loan or Extended Revolving Facility Commitment implemented thereby and (v) all Extended Term Loans, Extended Revolving Facility Commitments and all obligations in respect thereof shall be Obligations under the Credit Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other Obligations under the Credit Agreement and the other Loan Documents.

(i) Each Extension shall be consummated pursuant to procedures set forth in the associated Pro Rata Extension Offer; provided that the Borrower shall cooperate with the Administrative Agent prior to making any Pro Rata Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.”

(o) Section 5.10(g) of the Credit Agreement is hereby amended by replacing the word “Obligations” with “First Lien Obligations” and replacing the words “Secured Party” with the words “First Lien Secured Party” in clause (i) of the second sentence thereof.

(p) Section 6.01 of the Credit Agreement is hereby amended by:

(i) deleting the word “and” at the end of clause (cc) thereof; and

(ii) inserting the following clauses (dd) and (ee) immediately after clause (cc) thereof;

“(dd) Indebtedness pursuant to the Initial First Lien Notes and any Future First Lien Notes; provided that:

(i) the Administrative Agent shall have received a certificate signed by the Chief Financial Officer of the Borrower stating that the incurrence of such First Lien Notes shall not result in a reduction in the outstanding amount of the Obligations that are permitted to be secured by the Collateral without equally and ratably securing any Retained Notes; and

(ii) the Borrower shall reduce Revolving Facility Commitments and prepay Term Loans with the First Lien Net Proceeds of such First Lien Notes in accordance with Section 2.11(h);

(ee) Indebtedness of the Loan Parties that is either unsecured or secured by Liens ranking junior to the Liens securing the Obligations and the aggregate principal amount of which does not exceed the Incremental Amount and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness; provided that:

(i) the Administrative Agent shall have received a certificate signed by the Chief Financial Officer of the Borrower stating that (1) the incurrence of such Indebtedness shall not result in a reduction in the outstanding amount of the Obligations that are permitted to be secured by the Collateral without equally and ratably securing any Retained Notes and (2) other than in the case of any such Permitted Refinancing Indebtedness, the Borrower has elected to decrease the Incremental Amount as a result of the incurrence of such Indebtedness as contemplated by the definition of Incremental Amount;

(ii) (1) the terms of such Indebtedness do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the date that is six months following the Term B Facility Maturity Date (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default), (2) the covenants, events of default, guarantees, collateral and other terms of such Indebtedness (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Borrower and the Subsidiaries than those set forth in the Initial First Lien Notes Indenture; provided that a certificate of the Chief Financial Officer of the Borrower delivered to the Administrative Agent in good faith at least three Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement, and (3) in the case of any such secured Indebtedness, no Subsidiary of the Borrower is a borrower or guarantor other than any Subsidiary Loan Party which shall have previously or substantially concurrently Guaranteed the Obligations; and

(iii) with respect to (1) any unsecured Indebtedness issued by the Borrower and Guaranteed by any Subsidiary Loan Party and (2) any unsecured debt security issued by any Subsidiary Loan Party, the Guarantee by such Subsidiary Loan Party or the debt security of such Subsidiary Loan Party shall be subject to the Intercreditor Agreement or another intercreditor agreement not materially less favorable to the Lenders than the Intercreditor Agreement;”

(iii) re-numbering clause (dd) thereof as clause (ff) and replacing the words “(cc)” in such clause with the words “(ee)”.

(q) Section 6.02 of the Credit Agreement is hereby amended by:

(i) amending and restating clause (b) thereof as follows:

“(b) any Lien created under the Loan Documents (including, without limitation, Liens created under the Security Documents securing obligations in respect of Swap Agreements, any First Lien Notes (which are intended to be secured by Liens on the Collateral that are pari passu with Liens on the Collateral securing the Obligations) and the Overdraft Line secured pursuant to the Security Documents) or permitted in respect of any Mortgaged Property by the terms of the applicable Mortgage; provided that in the case of any such First Lien Notes, (A) the holders of such Indebtedness (or a representative thereof on behalf of such holders) shall have delivered to the Collateral Agent an Other First Lien Secured Party Consent (as defined in the Collateral Agreement), (B) the Borrower shall have complied with the other requirements of Section 7.23 of the Collateral Agreement with respect to such First Lien Notes, and (C) in the case of the Initial First Lien Notes, the Collateral Agent, the Administrative Agent and the representative for the holders of the Initial First Lien Notes shall have entered into the First Lien Intercreditor Agreement;”.

(ii) deleting the word “and” at the end of clause (ff) thereof;

(iii) replacing the “.” with “; and” at the end of clause (gg) thereof;

(iv) inserting the following clauses (hh) and (ii) immediately after clause (gg) thereof:

“(hh) Liens securing (x) First Lien Notes, provided that if the Liens on the Collateral securing such First Lien Notes are (or are intended to be) junior in priority to the Liens on the Collateral securing the Obligations, either (1) the obligations in respect of such First Lien Notes shall be designated “Future Second Lien Indebtedness” under the Second Lien Intercreditor Agreement or (2) such Liens shall be subordinated to the Liens securing the Obligations on customary terms pursuant to another intercreditor agreement reasonably satisfactory to the Administrative Agent and (y) Indebtedness permitted by Section 6.01(ee); provided that either (1) the obligations in respect of such Indebtedness shall be designated “Future Second Lien Indebtedness” under the Second Lien Intercreditor Agreement or (2) such Liens shall be subordinated to the Liens securing the Obligations on customary terms pursuant to another intercreditor agreement reasonably satisfactory to the Administrative Agent ; and

(ii) Liens on cash and Permitted Investments on deposit with Lenders and Affiliates of Lenders securing obligations owing to such Persons under any treasury, depository, overdraft or other cash management services agreements or arrangements with the Borrower or any of its Subsidiaries.”

(r) Section 6.09(c)(B) of the Credit Agreement is hereby amended by inserting the words “, the First Lien Notes” immediately following the words “Retained Notes” in such Section.

(s) Section 6.11 of the Credit Agreement is hereby amended by:

(i) replacing the word “and” at the end of clause (a) thereof with “,”; and

(ii) inserting the following clause immediately prior to the period at the end of such Section:

“and (c) any series of First Lien Notes constituting Other First Lien Obligations.”

(t) Article VI(A) of the Credit Agreement is hereby amended by inserting the words “and Liens securing any First Lien Notes constituting Other First Lien Obligations on a pari passu basis with the Liens created under the Loan Documents” immediately prior to the period at the end of such Article.

(u) Article VIII of the Credit Agreement is hereby amended by inserting a new Section 8.14 therein as follows:

“SECTION 8.14. First Lien Intercreditor Agreement and Collateral Matters. The Lenders hereby agree to the terms of the First Lien Intercreditor Agreement and acknowledge that Bank of America, N.A. (and any successor Collateral Agent under the Security Documents and the First Lien Intercreditor Agreement) will be serving as Collateral Agent for both the Secured Parties and the other First Lien Secured Parties under the Security Documents and the First Lien Intercreditor Agreement. Each Lender hereby consents to Bank of America, N.A. and any successor serving in such capacity and agrees not to assert any claim (including as a result of any conflict of interest) against Bank of America, N.A., or any such successor, arising from the role of the Collateral Agent under the Security Documents or the First Lien Intercreditor Agreement so long as the Collateral Agent is either acting in accordance with the express terms of such documents or otherwise has not engaged in gross negligence or willful misconduct. The Borrower and each Lender hereby agrees that the resignation provisions set forth in the First Lien Intercreditor Agreement with respect to the Collateral Agent shall supersede any provision of this Agreement to the contrary.”

(v) Section 9.04 of the Credit Agreement is amended by adding the following new clauses (i) and (j):

“(i) Notwithstanding anything to the contrary in Section 2.11(a) or Section 2.18(c) (which provisions shall not be applicable to clauses (i) or (j) of this Section 9.04), the Borrower may purchase by way of assignment and become an Assignee with respect to Term Loans and/or Revolving Facility Loans (other than any such Loans held by a Affiliate Lender) at any time during the period prior to the Discounted Voluntary Prepayment End Date, from Lenders in accordance with Section 9.04(b) hereof (“Permitted Loan Purchases”); provided that (A) no Permitted Loan Purchases shall be made other than from the cash proceeds from (x) the incurrence of Indebtedness by the Loan Parties that is either unsecured or secured by Liens ranking junior to the Liens securing the Obligations or (y) contributions to the common equity capital of the Borrower which the Borrower has elected to exclude from the calculation of the Cumulative Credit, (B) the aggregate amount expended by the Borrower in connection with all Permitted Loan Purchases shall not exceed $1,000,000,000, (C) the Borrower shall deliver to the Administrative Agent a certificate of the Chief Financial Officer of the Borrower stating (1) that no Default or Event of Default has occurred and is continuing or would result from the Permitted Loan Purchase, (2) that each of the conditions contained in this Section 9.04(i) has been satisfied and (3) the aggregate principal amount of Term Loans and/or Revolving Facility Loans (and the purchase price(s) paid therefore), (D) upon consummation of any such Permitted Loan Purchase, the Loans purchased pursuant thereto shall be deemed to be automatically and immediately cancelled and extinguished in accordance with Section 9.04(j), (E) to the extent the Borrower is making a Permitted Loan Purchase of Revolving Facility Loans, upon giving effect to such Permitted Loan Purchase, there shall be sufficient aggregate Revolving Facility Commitments among the Revolving Facility Lenders to apply to the Outstanding Amount of the L/C Obligations as of such date, unless the Borrower shall concurrently with the payment of the purchase price by the Borrower for such Revolving Facility Loans, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(g) in the amount of any such excess Outstanding Amount of the L/C Obligations and (F) in connection with any such Permitted Loan Purchase, the Borrower and such

Lender that is the Assignor shall execute and deliver to the Administrative Agent a Permitted Loan Purchase Assignment and Acceptance (and for the avoidance of doubt, shall not be required to execute and deliver an Assignment and Acceptance pursuant to Section 9.04(b)(ii)(B)) and shall otherwise comply with the conditions to Assignments under this Section 9.04.

(j) Each Permitted Loan Purchase shall, for purposes of this Agreement (including, without limitation, Section 2.08(b)) be deemed to be an automatic and immediate cancellation and extinguishment of such Term Loans and/or Revolving Facility Loans (with a corresponding permanent reduction in Revolving Facility Commitments) and the Borrower shall, upon consummation of any Permitted Loan Purchase, notify the Administrative Agent that the Register be updated to record such event as if it were a prepayment of such Loans (and in the case of Revolving Facility Loans, a permanent reduction in Revolving Facility Commitments).”

(w) Article IX of the Credit Agreement is hereby amended by inserting a new section at the end of such Article:

“SECTION 9.24 Affiliate Lenders.

(a) Subject to clause (c) below, each Lender who is an Affiliate of the Borrower (an “Affiliate Lender”), in connection with any (i) consent (or decision not to consent) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document, (ii) other action on any matter related to any Loan Document or (iii) direction to the Administrative Agent, Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, agrees that, except with respect to any amendment, modification, waiver, consent or other action described in clauses (i), (ii) or (iii) of the first proviso of Section 9.08(b), such Affiliate Lender shall be deemed to have voted its interest as a Lender without discretion in such proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliate Lenders. Subject to clause (c) below, the Borrower and each Affiliate Lender hereby agrees that if a case under Title 11 of the United States Code is commenced against the Borrower, the Borrower shall seek (and each Affiliate Lender shall consent) to designate the vote of any Affiliate Lender and the vote of any Affiliate Lender with respect to any plan of reorganization of the Borrower or any Affiliate of the Borrower shall not be counted. Subject to clause (c) below, each Affiliate Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliate Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliate Lender and in the name of such Affiliate Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (a).

(b) Subject to clause (c) below, notwithstanding anything to the contrary in this Agreement, no Affiliate Lender shall have any right to (a) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Borrower are not then present, (b) receive any information or material prepared by Administrative Agent or any Lender or any communication by or among Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to the Borrower or its representatives, or (c) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against Administrative Agent, the Collateral Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Loan Documents.

(c) Notwithstanding the foregoing, the provisions of clauses (a) and (b) of this Section 9.24 shall not apply with respect to any Loans held by or subject to participations in favor of any Affiliate Lender (or any Obligations owing at any time with respect to such Loans) as of the Amendment and Waiver Effective Date.”

(x) The Credit Agreement is hereby amended by adding as a new “Exhibit H” thereto the form of First Lien Intercreditor Agreement as set forth in Annex I attached hereto.

(y) The Credit Agreement is hereby amended by adding as a new “Exhibit I” thereto the form of Permitted Loan Purchase Assignment and Acceptance as set forth in Annex II attached hereto.

(z) The Credit Agreement is hereby amended by adding as a new “Exhibit J” thereto the form of Discounted Prepayment Option Notice as set forth in Annex III attached hereto.

(aa) The Credit Agreement is hereby amended by adding as a new “Exhibit K” thereto the form of Lender Participation Notice as set forth in Annex IV attached hereto.

(bb) The Credit Agreement is hereby amended by adding as a new “Exhibit L” thereto the form of Discounted Voluntary Prepayment Notice as set forth in Annex V attached hereto.

Section 2.2. Authorizations. The Administrative Agent and the Collateral Agent, as applicable, shall be authorized without the consent of any Lender (other than pursuant to this Amendment) to enter into (i) amendments to the Security Documents in connection with any issuance of First Lien Notes to appropriately include such First Lien Notes in such documents in a manner substantially consistent with the Initial First Lien Notes, (ii) the First Lien Intercreditor Agreement and (iii) guarantee agreements with Subsidiaries of the Borrower (with the consent of the Borrower) to provide for guarantees of the Obligations (and, in connection therewith, to enter into amendments to the Intercreditor Agreement providing that to the extent any such guarantee by any Subsidiary of the Obligations is enforceable, the turnover provisions provided for therein shall not apply with respect to amounts received (other than with respect to the Collateral) from such Subsidiary).

ARTICLE III

Conditions and Miscellaneous

Section 3.1. Conditions to Effectiveness. This Amendment and Waiver shall become effective on the date (the “Amendment and Waiver Effective Date”) on which:

(a) Amendment and Waiver. The Administrative Agent shall have received this Amendment and Waiver, executed and delivered by a duly authorized officer of each of the Borrower and Holdings.

(b) Lender Consent. The Administrative Agent shall have received evidence of consent of the Required Lenders.

(c) Initial First Lien Notes. The Administrative Agent shall have received $1064.0 million of the Initial First Lien Net Proceeds, to be applied as follows: $832.1 million to the repayment of Term Loans at par in accordance with clause (h) of Section 2.11 of the Credit Agreement (including pursuant to the First Lien Net Proceeds Prepayment Offer required to be commenced within three Business Days following the Amendment and Waiver Effective Date) and $231.9 million to repay Revolving Facility Loans at par (and permanently reduce Revolving Facility Commitments in connection therewith) in accordance with clause (h) of Section 2.11 of the Credit Agreement.

(d) No Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

(e) Fees and Expenses. The Borrower shall have paid to the Administrative Agent all fees payable to the Administrative Agent to the extent then due in connection with the transactions contemplated by this Amendment and Waiver (including to the extent invoiced the fees, disbursements and charges of counsel to the Administrative Agent, and of any local counsel to the Administrative Agent).

(f) First Lien Intercreditor Agreement, Collateral Agreement and Guaranty and Pledge Agreement. The Administrative Agent shall have received a fully executed copy of each of (i) the First Lien Intercreditor Agreement, (ii) the Amended and Restated Collateral Agreement in the form attached as Annex VI hereto and (iii) the Amended and Restated Guaranty and Pledge Agreement in the form attached as Annex VII hereto.

(g) Legal Opinion. The Administrative Agent shall have received an executed legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, of O’Melveny & Myers LLP.

Section 3.2. Representation and Warranties. Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and as of the Amendment and Waiver Effective Date:

(i) this Amendment and Waiver has been duly authorized, executed and delivered by each of the Borrower and Holdings, constitutes the legal, valid and binding obligations of each of the Borrower and Holdings enforceable against each of them in accordance with its terms and the Credit Agreement;

(ii) the execution, delivery and performance by the Borrower and Holdings of this Amendment and Waiver will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of the Borrower or any Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Borrower or any such Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired the Borrower or any such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens;

(iii) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); and

(iv) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 3.3. Continuing Effect; No Other Amendments or Waivers. This Amendment and Waiver shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

Section 3.4. Counterparts. This Amendment and Waiver may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.5. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

HARRAH’S OPERATING COMPANY, INC.

By:	/s/ Authorized Signatory
Name:
Title:

HARRAH’S ENTERTAINMENT, INC.

By:	/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent and as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

ANNEX I

FIRST LIEN INTERCREDITOR AGREEMENT

dated as of

June 10, 2009

among

BANK OF AMERICA, N.A.,

as Collateral Agent,

BANK OF AMERICA, N.A.,

as Authorized Representative under the Credit Agreement,

U.S. BANK NATIONAL ASSOCIATION,

as the Initial Other Authorized Representative,

and

each additional Authorized Representative from time to time party hereto

TABLE OF CONTENTS

		Page
ARTICLE I

DEFINITIONS

SECTION 1.01	Construction; Certain Defined Terms	1

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 2.01	Priority of Claims	7
SECTION 2.02	Actions with Respect to Shared Collateral; Prohibition on Contesting Liens	8
SECTION 2.03	No Interference; Payment Over	9
SECTION 2.04	Automatic Release of Liens; Amendments to First Lien Security Documents	10
SECTION 2.05	Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings	11
SECTION 2.06	Reinstatement	12
SECTION 2.07	Insurance	12
SECTION 2.08	Refinancings	12
SECTION 2.09	Possessory Collateral Agent as Gratuitous Bailee for Perfection	13

ARTICLE III

EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

ARTICLE IV

THE COLLATERAL AGENT

SECTION 4.01	Appointment and Authority	14
SECTION 4.02	Rights as a First Lien Secured Party	15
SECTION 4.03	Exculpatory Provisions	15
SECTION 4.04	Reliance by Collateral Agent	16
SECTION 4.05	Delegation of Duties	17
SECTION 4.06	Resignation of Collateral Agent	17
SECTION 4.07	Non-Reliance on Collateral Agent and Other First Lien Secured Parties	18
SECTION 4.08	Collateral and Guaranty Matters	18

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-ii-

FIRST LIEN INTERCREDITOR AGREEMENT (as amended, restated, modified or supplemented from time to time, this “Agreement”) dated as of June 10, 2009, among BANK OF AMERICA, N.A., as collateral agent for the First Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Collateral Agent”), BANK OF AMERICA, N.A., as Authorized Representative for the Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Administrative Agent”), U.S. BANK NATIONAL ASSOCIATION, as Authorized Representative for the Initial Other First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Other Authorized Representative”), and each additional Authorized Representative from time to time party hereto for the Other First Lien Secured Parties of the Series with respect to which it is acting in such capacity.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Other Authorized Representative (for itself and on behalf of the Initial Other First Lien Secured Parties) and each additional Authorized Representative (for itself and on behalf of the Other First Lien Secured Parties of the applicable Series) agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Construction; Certain Defined Terms.

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b) It is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that

(x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any limitation on the amount that is permitted to be secured without equally and ratably securing the Retained Indebtedness which applies to all First Lien Obligations shall not be deemed to be an Impairment of any Series of First Lien Obligations. In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the Secured Credit Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

(c) Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. As used in this Agreement, the following terms have the meanings specified below:

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Authorized Representative” means (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the Initial Other First Lien Obligations or the Initial Other First Lien Secured Parties, the Initial Other Authorized Representative and (iii) in the case of any Series of Other First Lien Obligations or Other First Lien Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“Bankruptcy Case” shall have the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Collateral” means all assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Series of First Lien Obligations.

“Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph hereof.

“Controlling Secured Parties” means, with respect to any Shared Collateral, the Series of First Lien Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.

“Credit Agreement” means that certain Credit Agreement, dated as of January 28, 2008 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time), among Harrah’s Entertainment, Inc., Harrah’s Operating Company, Inc. (the “Company” or the “Borrower”), the lending institutions from time to time parties thereto, the Administrative Agent and the other parties thereto.

“Credit Agreement Obligations” means the “Obligations” as defined in the Credit Agreement.

“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement.

“DIP Financing” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” shall have the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to any Shared Collateral and any Series of First Lien Obligations, the date on which such Series of First Lien Obligations is no longer secured by such Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with additional First Lien Obligations secured by such Shared Collateral under an Other First Lien Agreement which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to the Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.

“Event of Default” shall have the meaning set forth in the Security Agreement.

“First Lien Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Other First Lien Obligations.

“First Lien Secured Parties” means (a) the Credit Agreement Secured Parties and (ii) the Other First Lien Secured Parties with respect to each Series of Other First Lien Obligations.

“First Lien Security Documents” means the Security Agreement and each other agreement entered into in favor of the Collateral Agent for purposes of securing any Series of First Lien Obligations.

“Grantors” means the Company and each Subsidiary or direct or indirect parent company of the Company which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations.

“Impairment” shall have the meaning assigned to such term in Section 1.01(b).

“Initial Other Authorized Representative” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Initial First Lien Notes Offering Memorandum” shall mean the offering memorandum, dated May 27, 2009, in respect of the Initial First Lien Notes.

“Initial Other First Lien Agreement” means that certain Indenture dated as of June 10, 2009, among the Company, the Subsidiaries identified therein and U.S. Bank National Association, as trustee.

“Initial Other First Lien Obligations” means the Other First Lien Obligations pursuant to the Initial Other First Lien Agreement.

“Initial Other First Lien Secured Parties” means the holders of any Initial Other First Lien Obligations and the Initial Other Authorized Representative.

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intercreditor Agreement” shall have the meaning assigned to such term in the Credit Agreement.

“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means the documents required to be delivered by an Authorized Representative to the Collateral Agent pursuant to Section 7.23 of the Security Agreement in order to create an additional Series of Other First Lien Obligations or a Refinancing of any Series of First Lien Obligations.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Other First Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Obligations with respect to such Shared Collateral.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 180 days (throughout which 180 day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Other First Lien Agreement under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the Other First Lien Agreement under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the First Lien Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Other First Lien Agreement; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Administrative Agent or the Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time the Grantor that has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First Lien Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Other First Lien Agreement” shall have the meaning given such term by the Security Agreement and shall include the Initial Other First Lien Agreement.

“Other First Lien Obligations” shall have the meaning given such term by the Security Agreement and shall include the Initial Other First Lien Obligations.

“Other First Lien Secured Party” means the holders of any Other First Lien Obligations and any Authorized Representative with respect thereto and shall include the Initial Other First Lien Secured Parties.

“Possessory Collateral” means any Shared Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or otherwise. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of the Collateral Agent under the terms of the First Lien Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“Proceeds” shall have the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Secured Credit Document” means (i) the Credit Agreement and the Loan Documents (as defined in the Credit Agreement), (ii) the Initial Other First Lien Agreement and (iii) each Other First Lien Agreement.

“Security Agreement” means the Amended and Restated Collateral Agreement, dated as of the date hereof, by and among the Grantors party thereto, the Collateral Agent and the Authorized Representatives from time to time party thereto, as the same may be further amended, restated, supplemented or modified from time to time.

“Series” means (a) with respect to the First Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Initial Other First Lien Secured Parties (in their capacity as such) and (iii) the Other First Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Other First Lien Secured Parties) and (b) with respect to any First Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the Initial Other First Lien Obligations and (iii) the Other First Lien Obligations incurred pursuant to any Other First Lien Agreement, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Other First Lien Obligations).

“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of First Lien Obligations (or their respective Authorized Representatives or the Collateral Agent on behalf of such holders) hold a valid and perfected security interest or Lien at such time; provided that “Shared Collateral” shall also include rights to payment pursuant to Section 2(b) of the Intercreditor Agreement to which the holders of two or more Series of First Lien Obligations (or their Authorized Representatives) would be entitled (and any reference in this Agreement to any valid and perfected lien of any Series of First Lien Obligations with respect to any such rights to payment under such Section shall mean that the holders such Series (or their Authorized Representative) are entitled to such payment pursuant to the Intercreditor Agreement). If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations hold a valid and perfected security interest or Lien in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold a valid security interest or Lien in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest or Lien in such Collateral at such time.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01 Priority of Claims.

(a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.01(b)), if an Event of Default has occurred and is continuing, and the Collateral Agent is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of any Grantor or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Collateral by any First Lien Secured Party or received by the Collateral Agent or any First Lien Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First Lien Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied by the Collateral Agent in the order specified in Section 5.02 of the Security Agreement. Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists.

(b) It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Series.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.01(b)), each First Lien Secured Party hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority.

SECTION 2.02 Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a) With respect to any Shared Collateral, (i) notwithstanding Section 2.01, only the Collateral Agent shall act or refrain from acting with respect to the Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), and then only on the instructions of the Applicable Authorized Representative, (ii) the Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other First Lien Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other First Lien Secured Party (other than the Applicable Authorized Representative) shall or shall instruct the Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any First Lien Security Document, applicable law or otherwise, it being agreed that only the Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable First Lien Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral. Notwithstanding the equal priority of the Liens, the Collateral Agent (acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Authorized Representative had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party or any other exercise by the Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any First Lien Secured Party, Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(b) Each of the Authorized Representatives agrees that it will not accept any Lien on any Collateral for the benefit of any Series of First Lien Obligations (other than funds deposited for the discharge or defeasance of any Other First Lien Agreement) other than pursuant to the First Lien Security Documents, and by executing this Agreement (or a Joinder Agreement), each Authorized Representative and the Series of First Lien Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other First Lien Security Documents applicable to it.

(c) Each of the First Lien Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (i) the rights of any of the Collateral Agent or any Authorized Representative to enforce this Agreement or (ii) the rights of any First Lien Secured Party from contesting or supporting any other Person in contesting the enforceability of any Lien purporting to secure First Lien Obligations constituting unmatured interest pursuant to Section 502(b)(2) of the Bankruptcy Code.

SECTION 2.03 No Interference; Payment Over.

(a) Each First Lien Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any First Lien Obligations of any Series or any First Lien Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Secured Party from challenging or questioning the validity or enforceability of any First Lien Obligations constituting unmatured interest or the validity of any Lien relating thereto pursuant to Section 502(b)(2) of the Bankruptcy Code; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Collateral Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Collateral Agent or any other First Lien Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Collateral Agent or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Collateral Agent, any Applicable Authorized Representative or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by the Collateral Agent, such Applicable Authorized Representative or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agent or any other First Lien Secured Party to enforce this Agreement.

(b) Each First Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Collateral Agent, to be distributed by the Collateral Agent in accordance with the provisions of Section 2.01(a) hereof.

SECTION 2.04 Automatic Release of Liens; Amendments to First Lien Security Documents.

(a) If, at any time any Shared Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the Collateral Agent in accordance with the provisions of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Collateral Agent for the benefit of each Series of First Lien Secured Parties upon such Shared Collateral will automatically be released and discharged upon final conclusion of foreclosure proceeding; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.

(b) Each First Lien Secured Party agrees that the Collateral Agent may enter into any amendment (and, upon request by the Collateral Agent, each Authorized Representative shall sign a consent to such amendment) to any First Lien Security Document (including, without limitation, to release Liens securing any Series of First Lien Obligations) so long as such amendment, subject to clause (d) below, is permitted by the terms of each then extant Secured Credit Document. Additionally, each First Lien Secured Party agrees that the Collateral Agent may enter into any amendment (and, upon request by the Collateral Agent, each Authorized Representative shall sign a consent to such amendment) to any First Lien Security Document solely as such First Lien Security Document relates to a particular Series of First Lien Obligations (including, without limitation, to release Liens securing such Series of First Lien Obligations) so long as (x) such amendment is in accordance with the Secured Credit Document pursuant to which such Series of First Lien Obligations was incurred and (y) such amendment does not adversely affect the First Lien Secured Parties of any other Series.

(c) Each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Collateral Agent to evidence and confirm any release of Shared Collateral or amendment to any First Lien Security Document provided for in this Section.

(d) In determining whether an amendment to any First Lien Security Document is permitted by this Section 2.04, the Collateral Agent may conclusively rely on a certificate of an officer of the Company stating that such amendment is permitted by Section 2.04(b) above.

SECTION 2.05 Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Company or any of its subsidiaries.

(b) If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each First Lien Secured Party (other than any Controlling Secured Party or any Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless any Controlling Secured Party, or an Authorized Representative of any Controlling Secured Party, shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing

Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the First Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement, and (D) if any First Lien Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection is applied pursuant to Section 2.01(a) of this Agreement; provided that the First Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the First Lien Secured Parties receiving adequate protection shall not object to any other First Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Secured Parties in connection with a DIP Financing or use of cash collateral.

SECTION 2.06 Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the United Stated Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

SECTION 2.07 Insurance. As between the First Lien Secured Parties, the Collateral Agent, acting at the direction of the Applicable Authorized Representative, shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 2.08 Refinancings. The First Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Secured Credit Document) of any First Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 2.09 Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a) The Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09. Pending delivery to the Collateral Agent, each other Authorized Representative agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(b) The duties or responsibilities of the Collateral Agent and each other Authorized Representative under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.

ARTICLE III

Existence and Amounts of Liens and Obligations

Whenever the Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if an Authorized Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination or not make any determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. The Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Secured Party or any other person as a result of such determination.

ARTICLE IV

The Collateral Agent

SECTION 4.01 Appointment and Authority.

(a) Each of the First Lien Secured Parties hereby irrevocably appoints Bank of America, N.A. to act on its behalf as the Collateral Agent hereunder and under each of the other First Lien Security Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Grantor to secure any of the First Lien Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 4.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under any of the First Lien Security Documents, or for exercising any rights and remedies thereunder at the direction of the Applicable Authorized Representative), shall be entitled to the benefits of all provisions of this Article IV and Section 9.05 of the Credit Agreement and the equivalent provision of any Other First Lien Agreement (as though such co-agents, sub-agents and attorneys-in-fact were the “Collateral Agent” under the First Lien Security Documents) as if set forth in full herein with respect thereto.

(b) Each Non-Controlling Secured Party acknowledges and agrees that the Collateral Agent shall be entitled, for the benefit of the First Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, without regard to any rights to which the holders of the Non-Controlling Secured Obligations would otherwise be entitled as a result of such Non-Controlling Secured Obligations. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Collateral Agent, the Applicable Authorized Representative or any other First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Secured Parties waives any claim it may now or hereafter have against the Collateral Agent or the Authorized Representative of any other Series of First Lien Obligations or any other First Lien Secured Party of any other Series arising out of (i) any actions which the Collateral Agent, any Authorized Representative or any First Lien Secured Party takes or omits to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Applicable Authorized Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, the Company or any of its subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any First Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of First Lien Obligations for whom such Collateral constitutes Shared Collateral.

SECTION 4.02 Rights as a First Lien Secured Party. The Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a First Lien Secured Party under any Series of First Lien Obligations that it holds as any other First Lien Secured Party of such Series and may exercise the same as though it were not the Collateral Agent and the term “First Lien Secured Party” or “First Lien Secured Parties” or (as applicable) “Credit Agreement Secured Party”, “Credit Agreement Secured Parties”, “Other First Lien Secured Party” or “Other First Lien Secured Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Collateral Agent hereunder and without any duty to account therefor to any other First Lien Secured Party.

SECTION 4.03 Exculpatory Provisions.

(a) The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other First Lien Security Documents. Without limiting the generality of the foregoing, the Collateral Agent:

(i) shall not be subject to any fiduciary or other implied duties of any kind or nature to any Person, regardless of whether an Event of Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other First Lien Security Documents that the Collateral Agent is required to exercise as directed in writing by the Applicable Authorized Representative; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any First Lien Security Document or applicable law;

(iii) shall not, except as expressly set forth herein and in the other First Lien Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity;

(iv) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Applicable Authorized Representative or (ii) in the absence of its own gross negligence or willful misconduct or (iii) in reliance on a certificate of an authorized officer of the Company stating that such action is permitted by the terms of this Agreement. The Collateral Agent shall be deemed not to have knowledge of any Event of Default under any Series of First Lien Obligations unless and until notice describing such Event Default is given to the Collateral Agent by the Authorized Representative of such First Lien Obligations or the Company;

(v) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other First Lien Security Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other First Lien Security Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the First Lien Security Documents, (v) the value or the sufficiency of any Collateral for any Series of First Lien Obligations, or (v) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent;

(vi) shall not have any fiduciary duties or contractual obligations of any kind or nature under any Other First Lien Agreement (but shall be entitled to all protections provided to the Collateral Agent therein);

(vii) with respect to the Credit Agreement, any Other First Lien Agreement or any First Lien Security Document, may conclusively assume that the Grantors have complied with all of their obligations thereunder unless advised in writing by the Authorized Representative thereunder to the contrary specifically setting forth the alleged violation; and

(viii) may conclusively rely on any certificate of an officer of the Company provided pursuant to Section 2.04(d).

(b) Each Secured Party acknowledges that, in addition to acting as the initial Collateral Agent, Bank of America, N.A. also serves as Administrative Agent under the Credit Agreement and each First Lien Secured Party hereby waives any right to make any objection or claim against Bank of America, N.A. (or any successor Collateral Agent or any of their respective counsel) based on any alleged conflict of interest or breach of duties arising from the Collateral Agent also serving as the Administrative Agent.

SECTION 4.04 Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may include, but shall not be limited to counsel for the Company or counsel for the Administrative Agent), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 4.05 Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other First Lien Security Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent.

SECTION 4.06 Resignation of Collateral Agent. The Collateral Agent may at any time give notice of its resignation as Collateral Agent under this Agreement and the other First Lien Security Documents to each Authorized Representative and the Company. Upon receipt of any such notice of resignation, the Applicable Authorized Representative shall have the right (subject, unless an Event of Default relating to the commencement of an Insolvency or Liquidation Proceeding has occurred and is continuing, to the consent of the Company (not to be unreasonably withheld or delayed)), to appoint a successor, which shall be a bank or trust company with an office in the United States, or an Affiliate of any such bank or trust company with an office in the United States. If no such successor shall have been so appointed by the Applicable Authorized Representative and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the First Lien Secured Parties, appoint a successor Collateral Agent meeting the qualifications set forth above (but without the consent of any other First Lien Secured Party or the Company); provided that if the Collateral Agent shall notify the Company and each Authorized Representative that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other First Lien Security Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the First Lien Secured Parties under any of the First Lien Security Documents, the retiring Collateral Agent shall continue to hold such collateral security solely for purposes of maintaining the perfection of the security interests of the First Lien Secured Parties therein until such time as a successor Collateral Agent is appointed but with no obligation to take any further action at the request of the Applicable Authorized Representative, any other First Lien Secured Parties or any Grantor) and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Authorized Representative directly, until such time as the Applicable Authorized Representative appoints a successor Collateral Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder and under the First Lien Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other First

Lien Security Documents (if not already discharged therefrom as provided above in this Section). After the retiring Collateral Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article, Section 8.07 and Section 9.05 of the Credit Agreement and the equivalent provision of any Other First Lien Agreement shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent. Upon any notice of resignation of the Collateral Agent hereunder and under the other First Lien Security Documents, the Company agrees to use commercially reasonable efforts to transfer (and maintain the validity and priority of) the Liens in favor of the retiring Collateral Agent under the First Lien Security Documents to the successor Collateral Agent as promptly as practicable.

SECTION 4.07 Non-Reliance on Collateral Agent and Other First Lien Secured Parties. Each First Lien Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent, any Authorized Representative or any other First Lien Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Secured Credit Documents. Each First Lien Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent, any Authorized Representative or any other First Lien Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Secured Credit Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 4.08 Collateral and Guaranty Matters. Each of the First Lien Secured Parties irrevocably authorizes the Collateral Agent, at its option and in its discretion,

(a) to release any Lien on any property granted to or held by the Collateral Agent under any First Lien Security Document in accordance with Section 2.04 or upon receipt of a written request from the Company stating that the releases of such Lien is permitted by the terms of each then extant Secured Credit Document;

(b) to release any Grantor from its obligations under the First Lien Security Documents upon receipt of a written request from the Company stating that such release is permitted by the terms of each then extant Secured Credit Document.

ARTICLE V

Miscellaneous

SECTION 5.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Collateral Agent or the Administrative Agent, to it at:

Bank of America, N.A.

Mail Code: TX1-492-14-11

Bank of America Plaza

901 Main Street

Dallas, Texas 75202-3714

Attention: Ronaldo Naval, Agency Management Officer

Telephone: (214) 209-1162

Telecopier: (877) 511-6124

E-mail: ronaldo.naval@bankofamerica.com;

(b) if to the Initial Other Authorized Representative, to it at:

U.S. Bank National Association

EP-MN-WS3C, 60 Livingston Avenue

St. Paul, MN 55107-1419

Telephone: (651) 495-3909

Facsimile: (651) 495-8097

Attn:  Corporate Trust Services,

          Raymond S. Haverstock;

(c) if to any additional Other Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among the Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 5.02 Waivers; Amendment; Joinder Agreements.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and the Collateral Agent.

(c) Notwithstanding the foregoing, without the consent of any First Lien Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 7.23 of the Security Agreement and upon such execution and delivery, such Authorized Representative and the Other First Lien Secured Parties and Other First Lien Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the other First Lien Security Documents applicable thereto.

SECTION 5.03 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 5.08 Submission to Jurisdiction; Waivers. The Collateral Agent and each Authorized Representative, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the state and federal courts located in New York County and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in 5.01;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Secured Party) to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 5.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.

SECTION 5.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other Secured Credit Documents or First Lien Security Documents, the provisions of this Agreement shall control.

SECTION 5.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties in relation to one another. None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05, 2.08, 2.09 or Article V) is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement or any Other First Lien Agreements), and none of the Company or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13 Integration. This Agreement together with the other Secured Credit Documents and the First Lien Security Documents represents the agreement of each of the Grantors and the First Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Collateral Agent, any or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Security Documents.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Initial Other Authorized Representative

By:
Name:
Title:

[First Lien Intercreditor Agreement]

CONSENT OF GRANTORS

Dated: June 10, 2009

Reference is made to the First Lien Intercreditor Agreement dated as of the date hereof between Bank of America, N.A., as Administrative Agent and Collateral Agent, and U.S. Bank National Association, as Initial Other Authorized Representative, as the same may be amended, restated, supplemented, waived, or otherwise modified from time to time (the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

The Company has read the foregoing Intercreditor Agreement and consents thereto. The Company agrees that it will not, and will cause each of the other Grantors to not, take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement and agrees that, except as otherwise provided therein, no First Lien Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement. The Company confirms on behalf of each Grantor that the foregoing Intercreditor Agreement is for the sole benefit of the First Lien Secured Parties and their respective successors and assigns, and that no Grantor is an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.

Notwithstanding anything to the contrary in the Intercreditor Agreement or provided herein, each party to the Intercreditor Agreement agrees that the Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of the Intercreditor Agreement except to the extent their rights are adversely affected (in which case the Company shall have the right to consent to or approve any such amendment, modification or waiver).

Without limitation to the foregoing, the Company agrees to take, and to cause each other Grantor to take, such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by the Intercreditor Agreement.

This Consent shall be governed and construed in accordance with the laws of the State of New York. Notices delivered to the Company pursuant to this Consent shall be delivered in accordance with the notice provisions set forth in the Intercreditor Agreement.

IN WITNESS HEREOF, this Consent is hereby executed by each of the Grantors as of the date first written above.

HARRAH’S ENTERTAINMENT, INC.

By:
Name:
Title:

HARRAH’S OPERATING COMPANY, INC.

By:
Name:
Title:

ANNEX II

EXHIBIT I

PERMITTED LOAN PURCHASE ASSIGNMENT AND ACCEPTANCE

Reference is made to the Credit Agreement, dated as of January 28, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Harrah’s Operating Company, Inc., a Delaware corporation (the “Borrower”), Harrah’s Entertainment, Inc., a Delaware corporation, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) and the other agents, bookrunners and arrangers party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Assignor identified on Schedule l hereto (the “Assignor”) and the Borrower agree as follows:

1. The Assignor hereby irrevocably sells and assigns to the Borrower without recourse to the Assignor, and the Borrower hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below) and pursuant to the terms and conditions set forth in the Credit Agreement for Permitted Loan Purchases (including, without limitation, Sections 9.04(i) and 9.04(j) thereof), the interest described in Schedule 1 hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Permitted Loan Purchase Assignment and Acceptance and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (d) attaches any Notes held by it evidencing the Assigned Facilities. To the extent the Assignor has retained any interest in the Assigned Facility and holds a Note evidencing such interest, the Assignor hereby requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

3. The Borrower (a) represents and warrants that it is legally authorized to enter into this Permitted Loan Purchase Assignment and Acceptance and has taken all action necessary to execute and deliver this Permitted Loan Purchase Assignment and Acceptance and to consummate the transaction contemplated hereby; and (b) represents and warrants that it satisfied the requirements, if any, specified in the Credit Agreement that are required to be satisfied in order to make a Permitted Loan Purchase of the Assigned Interest.

4. The effective date of this Permitted Loan Purchase Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the “Effective Date”). Following the execution of this Permitted Loan Purchase Assignment and Acceptance, the Assigned Interest shall be deemed to be automatically and immediately cancelled and extinguished (with a corresponding permanent reduction in Revolving Facility Commitments to the extent the Assigned Interest consists of Revolving Facility Loans). The Administrative Agent shall update the Register, effective as of the Effective Date, to record such event as if it were a prepayment of such Assigned Interest (with a corresponding permanent reduction in Revolving Facility Commitments to the extent the Assigned Interest consists of Revolving Facility Loans) pursuant to Section 9.04(j) of the Credit Agreement.

5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued prior to the Effective Date. No payments in respect of the Assigned Interest (which shall be deemed to have been cancelled and extinguished as of the Effective Date) shall be due to the Assignor or the Borrower from and after the Effective Date.

6. As of the Effective Date, the Assignor shall, to the extent provided in this Permitted Loan Purchase Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

7. This Permitted Loan Purchase Assignment and Acceptance shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns. This Permitted Loan Purchase Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Permitted Loan Purchase Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Permitted Loan Purchase Assignment and Acceptance.

8. This Permitted Loan Purchase Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Permitted Loan Purchase Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

Schedule 1

to Assignment and Acceptance

Name of Assignor:

Effective Date of Assignment:

Principal Amount Assigned of the Revolving Facility	Commitment Percentage Assigned[3]

$	. %

Principal Amount Assigned of the Term B-1 Facility

$

Principal Amount Assigned of the Term B-2 Facility

$

Principal Amount Assigned of the Term B-3 Facility

$

	[Name of Assignor]		Harrah’s Operating Company, Inc.

By:		By:
Title:		Title:

3.	Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Revolving Facility Lenders.

Accepted and Consented To:
BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

ANNEX III

EXHIBIT J

FORM OF DISCOUNTED PREPAYMENT OPTION NOTICE

Date:                     , 20

To:	BANK OF AMERICA, N.A., as Administrative Agent

Ladies and Gentlemen:

This Discounted Prepayment Option Notice is delivered to you pursuant to Section 2.11(g)(ii) of that certain Credit Agreement, dated as of January 28, 2008 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among Harrah’s Operating Company, Inc. (“Borrower”), Harrah’s Entertainment, Inc. (“Holdings”), a Delaware corporation, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) and the other agents, bookrunners and arrangers party thereto.

Borrower hereby notifies you that, effective as of [                    , 20    ], pursuant to Section 2.11(g)(ii) of the Agreement, Borrower hereby notifies each Lender that it is seeking:

1.

to prepay Loans at a discount in an aggregate principal amount of [$                                         ][1] (the “Proposed Discounted Prepayment Amount”), with corresponding permanent reductions in Revolving Facility Commitments in the case of prepayments of Revolving Facility Loans;

2.	a percentage discount to the par value of the principal amount of Loans greater than or equal to % of par value but less than or equal to [ ]% of par value (the “Discount Range”).

3.	a Lender Participation Notice on or before [ , 20 ][2], as determined pursuant to Section 2.11(g)(iii) of the Agreement (the “Acceptance Date”), and

The source of the proceeds to be used to make such Discounted Voluntary Prepayment is from [the incurrence of Indebtedness by the Loan Parties that is either unsecured or secured by Liens ranking junior to the Liens securing the Obligations][contributions to the common equity capital of the Borrower which the Borrower has elected to exclude from the calculation of the Cumulative Credit].

[1]	Insert amount that is minimum of $5.0 million.
[2]	Insert date (a Business Day) that is at least five Business Days after date of the Discounted Prepayment Option Notice.

Borrower expressly agrees that this Discounted Prepayment Option Notice is subject to the provisions of Section 2.11(g) of the Agreement.

Borrower hereby represents and warrants to the Administrative Agent on behalf of the Administrative Agent and the Lenders as follows:

1.	No Default or Event of Default has occurred and is continuing, or would result from Borrower making the Discounted Voluntary Prepayment (after giving effect to any related waivers or amendments obtained in connection with such Discounted Voluntary Prepayment).

2.	The representations and warranties set forth in Article III of the Agreement, Amendment and Waiver and each other Loan Document are true and correct in all material respects on and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

3.	As of the date hereof, the Borrower (i) has no knowledge, after reasonable inquiry, of the existence of any event or circumstance (actual or contingent), individually or in the aggregate, that will or would reasonably be expected to give rise to a mandatory prepayment of the Loans pursuant to Section 2.11 of the Credit Agreement (other than the accrual of Excess Cash Flow in the ordinary course) and (ii) has no Material Information with respect to Holdings, Borrower or any of their respective Subsidiaries or securities that has not been disclosed to the Administrative Agent for the benefit of the Lenders or to the public. “Material Information” shall mean the disclosure of the occurrence of a material effect, or any event or condition that, individually or in the aggregate, has had or would reasonably be expected to have a material effect (in each case whether positive or negative), on (1) the business, property, operations, condition, liabilities (contingent or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, (2) the ability of the Borrower or its Subsidiaries to perform their obligations under the Credit Documents or (3) the rights or remedies available to the Agent and the Lenders under the Credit Documents.

Borrower respectfully requests that Administrative Agent promptly notify each of the Lenders party to the Agreement of this Discounted Prepayment Option Notice.

IN WITNESS WHEREOF, the undersigned has executed this Discounted Prepayment Option Notice as of the date first above written.

HARRAH’S OPERATING COMPANY, INC.

By:
Name:
Title:	[Chief Financial Officer]

ANNEX IV

EXHIBIT K

FORM OF LENDER PARTICIPATION NOTICE

Date:                     , 20

To:	Bank of America, N.A.

Mail Code: TX1-492-14-11

Bank of America Plaza

901 Main Street

Dallas, Texas 75202-3714

Attention: Ronaldo Naval, Agency Management Officer

Telephone: (214) 209-1162

Telecopier: (877) 511-6124

E-mail: ronaldo.naval@bankofamerica.com

Ladies and Gentlemen:

Reference is made to (a) that certain Credit Agreement, dated as of January 28, 2008 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among Harrah’s Operating Company, Inc. (“Borrower”), Harrah’s Entertainment, Inc. (“Holdings”), a Delaware corporation, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) and the other agents, bookrunners and arrangers party thereto, and (b) that certain Discounted Prepayment Option Notice, dated                     , 20    , from Borrower (the “Discounted Prepayment Option Notice “). Capitalized terms used herein and not defined herein or in the Agreement shall have the meaning ascribed to such terms in the Discounted Prepayment Option Notice.

The undersigned Lender hereby gives you notice, pursuant to Section 2.11(g)(iii) of the Agreement, that it is willing to accept a Discounted Voluntary Prepayment on Loans held by such Lender:

1.	in a maximum aggregate principal amount of

$                                         of Term B-1 Loans

$                                         of Term B-2 Loans

$                                         of Term B-3 Loans

$                                         of Revolving Facility Loans (collectively, the “Offered Loans”), and

2.	at a percentage discount to par value of the principal amount of Offered Loans equal to [ ]% [3] of par value (the “Acceptable Discount”).

[3]	Insert amount within Discount Range that is a multiple of 25 basis points.

The undersigned Lender expressly agrees that this offer is subject to the provisions of Section 2.11(g) of the Agreement. Furthermore, conditioned upon the Applicable Discount determined pursuant to Section 2.11(g)(iii) of the Agreement being a percentage of par value less than or equal to the Acceptable Discount, the undersigned Lender hereby expressly consents and agrees to a prepayment of its Loans pursuant to Section 2.11(g) of the Agreement in an aggregate principal amount equal to the Offered Loans, as such principal amount may be reduced if the aggregate proceeds required to prepay Qualifying Loans (disregarding any interest payable in connection with such Qualifying Loans) would exceed the Proposed Discounted Prepayment Amount for the relevant Discounted Voluntary Prepayment, and acknowledges and agrees that such prepayment of its Loans will be allocated at par value, but the actual payment made to such Revolving Loan Lender will be reduced in accordance with the Applicable Discount. In addition, in the case that the Offered Loans include Revolving Facility Loans, the undersigned hereby expressly consents and agrees to a permanent reduction in its Revolving Facility Commitments equal to the aggregate principal amount of Revolving Facility Loans so prepaid.

IN WITNESS WHEREOF, the undersigned has executed this Lender Participation Notice as of the date first above written.

[NAME OF LENDER]

By:
Name:
Title:

[By:
Name:
Title: ][4]

[4]	If a second signature is required.

ANNEX V

EXHIBIT L

FORM OF DISCOUNTED VOLUNTARY PREPAYMENT NOTICE

Date:                     , 20

To: BANK OF AMERICA, N.A., as Administrative Agent

Ladies and Gentlemen:

This Discounted Voluntary Prepayment Notice is delivered to you pursuant to Section 2.11(g)(v) of that certain Credit Agreement, dated as of January 28, 2008 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among Harrah’s Operating Company, Inc. (“Borrower”), Harrah’s Entertainment, Inc. (“Holdings”), a Delaware corporation, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) and the other agents, bookrunners and arrangers party thereto.

Borrower hereby irrevocably notifies you that, pursuant to Section 2.11(g)(iv) of the Agreement, Borrower will make a Discounted Voluntary Prepayment to each Lender with Qualifying Loans, which shall be made:

1.	on or before [ , 20 ][5], as determined pursuant to Section 2.11(g)(v) of the Agreement,

2.	in the aggregate principal amount of

$                                         of Term B-1 Loans

$                                         of Term B-2 Loans

$                                         of Term B-3 Loans

$                                         of Revolving Facility Loans, and

3.	at a percentage discount to the par value of the principal amount of the Loans equal to [ ]% of par value (the “Applicable Discount”).

Borrower expressly agrees that this Discounted Voluntary Prepayment Notice is irrevocable and is subject to the provisions of Section 2.11(g) of the Agreement.

[5]

Insert date (a Business Day) that is no later than three Business Days after date of this Notice and no later than five Business Days after the Acceptance Date (or such later date as the Administrative Agent shall reasonably agree, given the time required to calculate the Applicable Discount and determine the amount and holders of Qualifying Loans).

Borrower hereby represents and warrants to the Administrative Agent on behalf of the Administrative Agent and the Lenders as follows:

1.	The Discounted Voluntary Prepayment will be made from the cash proceeds from [the incurrence of Indebtedness by the Loan Parties that is either unsecured or secured by Liens ranking junior to the Liens securing the Obligations][contributions to the common equity capital of the Borrower which the Borrower has elected to exclude from the calculation of the Cumulative Credit].

2.	No Default or Event of Default has occurred and is continuing or would result from Borrower making the Discounted Voluntary Prepayment (after giving effect to any related waivers or amendments obtained in connection with such Discounted Voluntary Prepayment).

3.	Each of the conditions to the Discounted Voluntary Prepayment contained in Section 2.11(g) of the Agreement has been satisfied.

4.	The representations and warranties set forth in Article III of the Agreement, Amendment and Waiver and each other Loan Document are true and correct in all material respects on and as of the date hereof, the Acceptance Date and the date of the Discounted Voluntary Prepayment (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

5.	As of the date hereof, the Borrower (i) has no knowledge, after reasonable inquiry, of the existence of any event or circumstance (actual or contingent), individually or in the aggregate, that will or would reasonably be expected to give rise to a mandatory prepayment of the Loans pursuant to Section 2.11 of the Credit Agreement (other than the accrual of Excess Cash Flow in the ordinary course) and (ii) has no Material Information with respect to Holdings, Borrower or any of their respective Subsidiaries or securities that has not been disclosed to the Administrative Agent for the benefit of the Lenders or to the public. “Material Information” shall mean the disclosure of the occurrence of a material effect, or any event or condition that, individually or in the aggregate, has had or would reasonably be expected to have a material effect (in each case whether positive or negative), on (1) the business, property, operations, condition, liabilities (contingent or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, (2) the ability of the Borrower or its Subsidiaries to perform their obligations under the Credit Documents or (3) the rights or remedies available to the Agent and the Lenders under the Credit Documents.

Borrower agrees that if prior to the date of the Discounted Voluntary Prepayment, any representation or warranty made herein by it will not be true and correct as of the date of the Discounted Voluntary Prepayment as if then made, it will promptly notify the Administrative Agent in writing of such fact, who will promptly notify each participating Lender. After such notification, any participating Lender may revoke its Lender Participation Notice within two Business Days of receiving such notification.

Borrower acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of the foregoing in connection with extending Offered Loans and the acceptance of any Discounted Voluntary Prepayment made as a result of this Discounted Voluntary Prepayment Notice.

Borrower respectfully requests that Administrative Agent promptly notify each of the Lenders party to the Agreement of this Discounted Voluntary Prepayment Notice.

IN WITNESS WHEREOF, the undersigned has executed this Discounted Voluntary Prepayment Notice as of the date first above written.

HARRAH’S OPERATING COMPANY, INC.

By:
Name:
Title:	[Chief Financial Officer]

ANNEX VI

AMENDED AND RESTATED

COLLATERAL AGREEMENT

dated and effective as of

January 28, 2008,

And amended and restated effective as of

June 10, 2009

among

HARRAH’S OPERATING COMPANY, INC.,

each Subsidiary of the Borrower identified herein

and

BANK OF AMERICA, N.A.,

as Collateral Agent

TABLE OF CONTENTS

		Page
ARTICLE I.

DEFINITIONS

SECTION 1.01.	Credit Agreement	2
SECTION 1.02.	Other Defined Terms	2

ARTICLE II.

[INTENTIONALLY OMITTED]

ARTICLE III.

PLEDGE OF SECURITIES

SECTION 3.01.	Pledge	8
SECTION 3.02.	Delivery of the Pledged Collateral	10
SECTION 3.03.	Representations, Warranties and Covenants	11
SECTION 3.04.	Certification of Limited Liability Company and Limited Partnership Interests	12
SECTION 3.05.	Registration in Nominee Name; Denominations	12
SECTION 3.06.	Voting Rights; Dividends and Interest, etc	13

ARTICLE IV.

SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 4.01.	Security Interest	14
SECTION 4.02.	Representations and Warranties	17
SECTION 4.03.	Covenants	19
SECTION 4.04.	Other Actions	21
SECTION 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	22

ARTICLE V.

REMEDIES

SECTION 5.01.	Remedies upon Default	23
SECTION 5.02.	Application of Proceeds	25
SECTION 5.03.	Grant of License to Use Intellectual Property	25
SECTION 5.04.	Securities Act, etc	26
SECTION 5.05.	Registration, etc	26

-i-

Schedules

Schedule I	Subsidiary Parties
Schedule II	Commercial Tort Claims
Schedule III	Pledged Stock; Debt Securities
Schedule IV	Intellectual Property

-ii-

Page
Exhibits

Exhibit I	Form of Supplement to the Collateral Agreement
Exhibit II	Form of Perfection Certificate
Exhibit III	Form of First Lien Intercreditor Agreement
Exhibit IV	Form of Other First Lien Secured Party Consent

-iii-

AMENDED AND RESTATED COLLATERAL AGREEMENT dated and effective as of January 28, 2008 (as amended and restated on June 10, 2009) (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among HARRAH’S OPERATING COMPANY, INC., a Delaware corporation (the “Borrower”), each Subsidiary of the Borrower listed on Schedule I hereto and each Subsidiary of the Borrower that becomes a party hereto (each, a “Subsidiary Party”) and BANK OF AMERICA, N.A., as Collateral Agent (in such capacity, the “Agent”) for the Secured Parties (as defined below).

Reference is made to the Credit Agreement dated as of January 28, 2008 (as amended, restated, supplemented, waived or otherwise modified from time to time (including by that certain Amendment and Waiver to Credit Agreement dated as of the date hereof) the “Credit Agreement”), among Hamlet Merger Inc. (which was merged on the Closing Date with and into Harrah’s Entertainment, Inc., “Holdings”), the Borrower, the Lenders party thereto from time to time, the Agent and the other parties named therein.

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Parties are subsidiaries of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and as consideration for Loans previously made and Letters of Credit previously issued and to induce the holders of any Other First Lien Obligations to make their respective extensions of credit thereunder (including the holders of the 11 1/4% Senior Secured Notes due 2017 (the “Initial Notes”) to be assumed by the Borrower, which Initial Notes are being issued pursuant to an Indenture (the “Indenture”) dated as of date hereof among Harrah’s Entertainment, Inc., the other parties thereto and U.S. Bank National Association, as trustee (the “Trustee”)). Accordingly, the parties hereto agree as follows:

This Amended and Restated Collateral Agreement amends and restates the Collateral Agreement for the benefit of the Secured Parties dated as of January 28, 2008 (the “Original Collateral Agreement”). The obligations of the Pledgors under the Original Collateral Agreement and the grant of security interest in the Collateral by the Pledgors under the Original Collateral Agreement shall continue under this Amended and Restated Collateral Agreement, and shall not in any event be terminated, extinguished or annulled, but shall hereafter be governed by this Amended and Restated Collateral Agreement. All references to the “Collateral Agreement” in any Loan Document (other than this Amended and Restated Collateral Agreement) or other document or instrument delivered in connection therewith shall be deemed to refer to this Amended and Restated Collateral Agreement and the provisions hereof. It is understood and agreed that the Original Collateral Agreement is being amended and restated by entry into this Amended and Restated Collateral Agreement on the date hereof.

ARTICLE I.

Definitions

SECTION 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any person who is or who may become obligated to any Pledgor under, with respect to or on account of an Account.

“Applicable First Lien Representative” means the “Applicable Authorized Representative” as defined in the First Lien Intercreditor Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Authorized Representative” means (i) the Administrative Agent with respect to the Credit Agreement, (ii) the Trustee with respect to the Initial Notes and (iii) any duly authorized representative of any other Secured Party under Other First Lien Agreements designated as “Authorized Representative” for any Secured Party in an Other First Lien Secured Party Consent delivered to the Agent.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Pledgor under any Copyright now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement (including any such rights that such Pledgor has the right to license).

“Copyrights” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Copyright License,” any third party licensor): (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule IV.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Event of Default” means an “Event of Default” under and as defined in the Credit Agreement, the Indenture or any Other First Lien Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“First Lien Intercreditor Agreement” means the First Lien Intercreditor Agreement, dated as of the date hereof, among the Agent, the Administrative Agent and U.S. Bank National Association, as the Authorized Representative of the holders of the Other First Lien Obligations in respect of the Initial Notes, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Gaming Authorities” means, in any jurisdiction in which the Borrower or any of its subsidiaries manages or conducts any casino, gaming business or activities, the applicable gaming board, commission, or other governmental gaming regulatory body or agency which (a) has, or may at any time after the date hereof have, jurisdiction over the gaming activities at the property or any successor to such authority or (b) is, or may at any time after the date hereof be, responsible for interpreting, administering and enforcing the Gaming Laws.

“Gaming Laws” means all applicable constitutions, treaties, laws, rates, regulations and orders and statutes pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over gaming, gambling or casino activities and all rules, rulings, orders, ordinances, regulations of any Gaming Authority applicable to the gambling, casino or gaming business or activities of the Borrower or any of its subsidiaries in any jurisdiction, as in effect from time to time, including the policies, interpretations and administration thereof by the Gaming Authorities.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Pledgor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Pledgor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Pledgor to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body.

“Indenture” has the meaning assigned to such term in the recitals of this Agreement.

“Initial Notes” has the meaning assigned to such term in the recitals of this Agreement.

“Initial Notes Obligations” means (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Initial Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower to any Secured Party under the Indenture, the Initial Notes and each Other First Lien Agreement entered into in respect of the Initial Notes, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Indenture, the Initial Notes and each Other First Lien Agreement entered into in respect of the Initial Notes and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to the Indenture, the Initial Notes and each Other First Lien Agreement entered into in respect of the Initial Notes.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Pledgor, including inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Liquor Authorities” means, in any jurisdiction in which the Borrower or any of its subsidiaries sells and distributes liquor, the applicable alcoholic beverage commission or other Governmental Authority responsible for interpreting, administering and enforcing the Liquor Laws.

“Liquor Laws” means the laws, rules, regulations and orders applicable to or involving the sale and distribution of liquor by the Borrower or any of its subsidiaries in any jurisdiction, as in effect from time to time, including the policies, interpretations and administration thereof by the applicable Liquor Authorities.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents (other than any Other First Lien Agreements), including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents (other than the Other First Lien Agreements) and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents (other than the Other First Lien Agreements).

“Loan Documents” means (a) the Credit Agreement, (b) all Other First Lien Agreements, (c) the Security Documents and (d) for purposes of Section 5.02 and Section 7.06 only, the First Lien Intercreditor Agreement.

“Loan Party” means each of the Borrower, the Subsidiary Loan Parties and each other Subsidiary of the Borrower that is a party to the Credit Agreement or, any other Loan Document as a pledgor or a guarantor.

“Mortgaged Properties” means the Real Properties owned or leased by the Borrower or any other Pledgor encumbered by one or more Mortgages to secure the Obligations.

“Mortgaged Vessels” means the Vessels owned by the Borrower or any other Pledgor encumbered by one or more Ship Mortgages to secure the Obligations.

“Mortgages” means, collectively, the first lien mortgages, trust deeds, deeds of trust, deeds to secure debt, assignment of leases and rents, and other security documents delivered from time to time with respect to Mortgaged Properties, as amended, supplemented or otherwise modified from time to time.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of or following the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into (including, without limitation, the Swap Agreements referred to in Schedules 6.01, 6.04 and 6.07 to the Credit Agreement), (c) the due and punctual payment and performance of all obligations in respect of the Overdraft Line owed to a party that is a Lender or an Affiliate of a Lender as of or following the Closing Date or at the time the Overdraft Line is entered into and (d) the Other First Lien Obligations, including the Initial Notes Obligations.

“Other First Lien Agreement” means any indenture, including the Indenture and the Initial Notes, credit agreement (excluding the Credit Agreement) or other agreement, document or instrument, pursuant to which any Pledgor has or will incur Other First Lien Obligations; provided that, in each case, the Indebtedness thereunder (other than the Initial Notes Obligations) has been designated as Other First Lien Obligations pursuant to and in accordance with Section 7.23.

“Other First Lien Obligations” means (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on Indebtedness under any Other First Lien Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower to any Secured Party under any Other First Lien Agreement, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to any Other First Lien Agreement and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to any Other First Lien Agreement, in each case (other than in the case of Initial Notes Obligations), that have been designated as Other First Lien Obligations pursuant to and in accordance with Section 7.23.

“Other First Lien Secured Parties” means, collectively, the holders of Other First Lien Obligations and any Authorized Representative with respect thereto including the Trustee and the holders of Initial Notes.

“Other First Lien Secured Party Consent” means a consent in the form of Exhibit III to this Agreement executed by the Authorized Representative of any holders of Other First Lien Obligations pursuant to Section 7.23.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Pledgor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party (including any such rights that such Pledgor has the right to license).

“Patents” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Patent License,” any third party licensor): (a) all letters patent of the United States or the equivalent thereof in any other country, and all applications for letters patent of the United States or the equivalent thereof in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by an officer of the Borrower.

“Permitted Liens” means Liens that are (a) permitted by Section 6.02 of the Credit Agreement and (b) not prohibited by any Other First Lien Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Pledgor” shall mean the Borrower and each Subsidiary Party.

“Real Property” means, collectively, all right, title and interest (including, without limitation, any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by the Borrower or any other Pledgor, together with, in each case, all easements, hereditaments and appurtenances relating thereto, and all improvements situated, placed or constructed upon, or fixed to or incorporated into, or which becomes a component part of or which is permanently moored to such real property, and appurtenant fixtures incidental to the ownership or lease thereof.

“Requirement of Law” means, with respect to any person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other legal requirements or determinations of any Governmental Authority or arbitrator, applicable to or binding upon such person or any of its property or to which such person or any of its property is subject.

“Secured Parties” means (a) the Lenders, (b) the Agent, (c) the Administrative Agent, (d) each L/C Issuer, (e) each counterparty to any Swap Agreement with a Loan Party the obligations under which constitute Obligations (other than Other First Lien Obligations), (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, (g) the providers of the Overdraft Line, the obligations in respect of which constitute Obligations (other than any Other First Lien Obligations), (h) the Other First Lien Secured Parties and (i) the successors and permitted assigns of each of the foregoing.

“Security Documents” means this Agreement and the other First Lien Security Documents as defined in the First Lien Intercreditor Agreement (but with respect to the Obligations of any Series, the term Security Documents shall not include any such other First Lien Security Documents which by its terms is solely for the benefit of the holders of one or more other Series of Obligations and not such Series of Obligations).

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Series” shall have the meaning assigned to such term in the First Lien Intercreditor Agreement.

“Ship Mortgage Act” means the Ship Mortgage Act of 1920, as amended, recodified at 46 U.S.C. § 31301 et seq.

“Ship Mortgages” means, collectively, the first preferred ship mortgages, additional ship mortgages, earnings assignment and insurance assignment and other ship mortgage documents delivered from time to time with respect to the Mortgaged Vessels, as amended, supplemented or otherwise modified from time to time.

“Subsidiary Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Pledgor any right to use any Trademark now or hereafter owned by any third party (including any such rights that such Pledgor has the right to license).

“Trademarks” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Trademark License,” any third party licensor): (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule IV and (b) all goodwill associated therewith or symbolized thereby.

“Trustee” has the meaning assigned to such term in the recitals of this Agreement.

“Vessel” means (i) any vessel, boat, ship, catamaran, riverboat, or barge of any kind or nature whatsoever, whether or not temporarily or permanently moored or affixed to any real property, (ii) any improvement to real property which is used or susceptible of use as a dockside, riverboat or water-based venue for business operations, (iii) any property which is a vessel within the meaning given to that term in 1 U.S.C. § 3, and (iv) any property which would be a vessel within the meaning of that term as defined in 1 U.S.C. § 3 but for its removal from navigation for use in gaming or other business operations and/or any modifications made thereto to facilitate dockside gaming or other business operations which may affect its seaworthiness, and, in each case, all appurtenances thereof.

ARTICLE II.

[Intentionally Omitted]

ARTICLE III.

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and confirms its prior grant to the Agent for the benefit of the Secured Parties (other than the Other First Lien Secured Parties) of, a security interest in all of such Pledgor’s right, title and interest in, to and under (a) the Equity Interests directly owned by it (which such Equity Interests constituting Pledged Stock shall be listed on Schedule III) and any other Equity Interests obtained in the future by such Pledgor and any certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, which pledge shall be duly noted on the share register, if any, of such Foreign Subsidiary, (ii) any Equity Interests owned on or acquired after the Closing Date if, and to the extent that, and for so long as, doing so would violate any applicable law or regulation (including any Gaming Law or regulation) or (other than in the case of any person which is a Wholly-Owned Subsidiary) a shareholder agreement or similar contractual obligation (in each case, after giving effect to Section 9-406(d), 9-407(a) or 9-408 of the Uniform Commercial Code and other applicable law) binding on such Equity Interests, or (iii) any Equity Interests as to which the Applicable First Lien Representative shall reasonably determine in writing that the costs of obtaining or perfecting such a security interest are excessive in relation to the value of the security to be afforded thereby, (b)(i) the debt securities currently issued to any Pledgor (which such debt securities constituting Pledged Debt Securities shall be listed on Schedule III), (ii) any debt securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities (the “Pledged Debt Securities”); (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 3.06, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”); provided, that notwithstanding anything to the contrary in this Section 3.01, the amount of Obligations secured by the Pledged Collateral shall at all times be limited to the maximum amount that is permitted to be secured without equally and ratably securing the Retained Notes in accordance with the terms thereof as in effect on the Closing Date.

In addition, in the event that Rule 3-16 of Regulation S-X under the Securities Act of 1933, as amended (“Rule 3-16”) is amended, modified or interpreted by the Securities Exchange Commission (“SEC”) to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other Governmental Authority) of separate financial statements of any Subsidiary of the Borrower due to the fact that such Subsidiary’s Equity Interests secures the Other First Lien Obligations affected thereby, then the Equity Interests of such Subsidiary will automatically be deemed not to be part of the Collateral securing the relevant Other First Lien Obligations affected thereby but only to the extent necessary to not be subject to such requirement and only for so long as required to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Secured Party, to the extent necessary to release the Lien in favor of the Agent on the Equity Interests that are so deemed to no longer constitute part of the Collateral for the relevant Other First Lien Obligations only. In the event that Rule 3-16 is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Subsidiary’s Equity Interests to secure the Other First Lien Obligations in excess of the amount then pledged without the filing with the SEC (or any other Governmental Authority) of separate financial statements of such Subsidiary, then the Equity Interests of such Subsidiary will automatically be deemed to be a part of the Collateral for the relevant Other First Lien Obligations. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, nothing in this paragraph shall limit the pledge of such Equity Interests and other securities from securing the Obligations (other than the Other First Lien Obligations) at all relevant times or from securing any Other First Lien Obligations that are not in respect of securities subject to regulation by the SEC. To the extent any proceeds of any collection or sale of Equity Interests deemed by this paragraph to no longer constitute part of the Collateral for the relevant Other First Lien Obligations are to be applied by the Agent in accordance with Section 5.02 hereof, such proceeds shall, notwithstanding the terms of Section 5.02 and the First Lien Intercreditor Agreement, not be applied to the payment of such Other First Lien Obligations.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Pledged Collateral.

(a) Each Pledgor agrees promptly (and in any event within 45 days after the acquisition (or such longer time as the Applicable First Lien Representative shall permit in its reasonable discretion)) to deliver or cause to be delivered to the Agent, for the ratable benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02.

(b) Each Pledgor will cause any Indebtedness (i) having, in each case, an aggregate principal amount in excess of $15,000,000 or (ii) payable by the Borrower or any Subsidiary (other than (i) intercompany Indebtedness incurred in the ordinary course of business in connection with the cash management operations and intercompany sales of the Borrower and each Subsidiary or (ii) to the extent that a pledge of such promissory note or instrument would violate applicable law) owed to such Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Agent, for the benefit of the Secured Parties, pursuant to the terms hereof. To the extent any such promissory note is a demand note, each Pledgor party thereto agrees, if requested by the Agent, to immediately demand payment thereunder upon an Event of Default specified under Section 7.01(b), (c), (f), (h) or (i) of the Credit Agreement or under any equivalent provision of any Other First Lien Agreement.

(c) Upon delivery to the Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule III (or a supplement to Schedule III, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Pledgors, jointly and severally, represent, warrant and covenant to and with the Agent, for the benefit of the Secured Parties, that:

(a) Schedule III correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be (i) pledged in order to satisfy the Collateral Requirement or (ii) delivered pursuant to Section 3.02(b);

(b) the Pledged Stock, to the best of each Pledgor’s knowledge, have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

(c) except for the security interests granted hereunder, each Pledgor (i) is and, subject to any transfers made in compliance with the Credit Agreement and each Other First Lien Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule III as owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Credit Agreement and each Other First Lien Agreement and other than Permitted Liens, and (iv) subject to the rights of such Pledgor under the Loan Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d) other than as set forth in the Credit Agreement or the schedules thereto or, after the termination of the Credit Agreement and the First Lien Intercreditor Agreement, in any Other First Lien Agreement, and except for restrictions and limitations imposed by the Loan Documents, Gaming Laws, or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law, memorandum of association or articles of association provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder other than under applicable Gaming Laws;

(e) each Pledgor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) other than as set forth in the Credit Agreement or the schedules thereto or, after the termination of the Credit Agreement and the First Lien Intercreditor Agreement,

in any Other First Lien Agreement and as required under Gaming Laws, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Pledgors of this Agreement and the Foreign Pledge Agreements, if any, when any Pledged Securities (excluding any foreign stock not covered by a Foreign Pledge Agreement) are delivered to the Agent, for the benefit of the Secured Parties, in accordance with this Agreement, the Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Securities, subject only to Permitted Liens, as security for the payment and performance of the Obligations; and

(h) the pledge effected hereby is effective to vest in the Agent, for the benefit of the Secured Parties, the rights of the Agent in the Pledged Collateral as set forth herein.

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests.

(a) Each interest in any limited liability company or limited partnership Controlled by any Pledgor, pledged hereunder and represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC, and each such interest shall at all times hereafter be represented by a certificate.

(b) Each interest in any limited liability company or limited partnership Controlled by a Pledgor, pledged hereunder and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC (or other applicable Uniform Commercial Code in effect in another jurisdiction), and the Pledgors shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless the applicable Pledgor provides prior notification to the Agent of such election and promptly delivers any such certificate to the Agent pursuant to the terms hereof.

SECTION 3.05. Registration in Nominee Name; Denominations. The Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Upon the occurrence and during the continuance of an Event of Default, each Pledgor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. If an Event of Default shall have occurred and be continuing, the Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Pledgor shall use its commercially reasonable efforts to cause any Subsidiary that is not a party to this Agreement to comply with a request by the Agent, pursuant to this Section 3.05, to exchange certificates representing Pledged Securities of such Subsidiary for certificates of smaller or larger denominations.

SECTION 3.06. Voting Rights; Dividends and Interest, etc.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder:

(i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights and remedies of any of the Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Agent shall promptly execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents, and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall be promptly (and in any event within 45 days of their receipt (or such longer time as the Applicable First Lien Representative shall permit in its reasonable discretion)) delivered to the Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Agent).

(b) Upon the occurrence and during the continuance of an Event of Default and after notice by the Agent to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 3.06 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Agent). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this paragraph (b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Agent a certificate to that effect, the Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and after notice by the Agent to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder, subject to applicable Gaming Laws, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Applicable First Lien Representative, the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Agent a certificate to that effect, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 3.06, shall in each case be reinstated.

(d) Any notice given by the Agent to the Pledgors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV.

Security Interests in Personal Property

SECTION 4.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Agent, its successors and assigns,

for the ratable benefit of the Secured Parties, and hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and confirms its prior grants to the Agent for the benefit of the Secured Parties (other than the Other First Lien Secured Parties) of, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all Fixtures;

(vii) all General Intangibles;

(viii) all Instruments;

(ix) all Intellectual Property;

(x) all Inventory;

(xi) all Investment Property other than the Pledged Collateral;

(xii) all Letter of Credit Rights;

(xiii) all Commercial Tort Claims as described on Schedule II hereto;

(xiv) all books and records pertaining to the Article 9 Collateral;

(xv) all Vessels; and

(xvi) to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing;

provided that, notwithstanding anything to the contrary in this Section 4.01(a), the amount of Obligations secured by the Article 9 Collateral shall at all times be limited to the maximum amount that is permitted to be secured without equally and ratably securing the Retained Notes in accordance with the terms thereof as in effect on the Closing Date.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (and the Article 9 Collateral shall not include)

(a) any vehicle covered by a certificate of title or ownership, whether now owned or hereafter acquired, (b) any assets owned on or acquired after the Closing Date, to the extent that, and for so long as, taking such actions would violate any applicable law or regulation (including any Gaming Law or regulation) or an enforceable contractual obligation (after giving effect to Section 9-406(d), 9-407(a), 9-408 or 9-409 of the Uniform Commercial Code and other applicable law) binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets (except in the case of assets (1) owned on the Closing Date or (2) acquired after the Closing Date with Indebtedness of the type permitted pursuant to Sections 6.01(i), 6.01(y) and 6.01(z) of the Credit Agreement that is secured by a Permitted Lien), (c) those assets as to which the Applicable First Lien Representative shall reasonably determine in writing that the costs of obtaining or perfecting such a security interest are excessive in relation to the value of the security to be afforded thereby, (d) any Letter of Credit Rights to the extent any Pledgor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose, (e) any Equity Interests or debt securities excluded from the pledge made pursuant to Section 3.01 hereof, (f) any Pledgor’s right, title or interest in any license, contract or agreement to which such Pledgor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would violate applicable Gaming Laws or the terms of such license, contract or agreement, or result in a breach of the terms of, or constitute a default under, any such license, contract or agreement to which such Pledgor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or regulation (including Title 11 of the United States Code) or principles of equity); provided that, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Pledgor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, or (g) any Equipment or other asset owned by any Pledgor that is subject to a purchase money lien or a Capitalized Lease Obligation, in each case, as permitted by the Credit Agreement and not prohibited by any Other First Lien Agreement, if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capitalized Lease Obligation) prohibits or requires the consent of any person other than the Pledgors as a condition to the creation of any other security interest on such Equipment or asset and, in each case, such prohibition or requirement is permitted by the Credit Agreement and not prohibited by any Other First Lien Agreement. In addition, for the avoidance of doubt (i) the provisions of Section 9.23 of the Credit Agreement and Section 7.24 of this Agreement shall apply to all the terms and provisions of this Agreement and (ii) the parties hereto acknowledge and agree that no security interest or rights of any kind related to possession or ownership of any license issued by the Missouri Gaming Commission or any interest in a license issued by the Missouri Gaming Commission are being granted hereunder to the extent and for so long as the grant of such security interest or rights are prohibited by the Gaming Laws of the State of Missouri.

(b) Each Pledgor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets” or “all property” or words of similar effect. Each Pledgor agrees to provide such information to the Agent promptly upon request.

The Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Pledgor, without the signature of any Pledgor, and naming any Pledgor or the Pledgors as debtors and the Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Pledgor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties. The Pledgors jointly and severally represent and warrant to the Agent and the Secured Parties that:

(a) Each Pledgor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein or in the Credit Agreement and the Schedules thereto or, after the termination of the Credit Agreement and the First Lien Intercreditor Agreement, in the Indenture or any offering circular related thereto.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Pledgor, is correct and complete, in all material respects, as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Agent based upon the information provided to the Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 7 to the Perfection Certificate (or specified by notice from the Borrower to the Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.10 of the Credit Agreement or, after the termination of the Credit Agreement and the First Lien Intercreditor Agreement, any equivalent provision of each Other First Lien Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Pledgor represents and warrants that a fully executed agreement in the form hereof (or a short form hereof which form shall be reasonably acceptable to the Agent) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to registered United States Patents (and Patents for which registration applications are pending), registered United States Trademarks (and Trademarks for which registration applications are pending) and registered United States Copyrights (and Copyrights for which registration applications are pending) has been delivered to the Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the Closing Date).

(c) The Security Interest constitutes and will continue to constitute, in the case of Obligations (other than Other First Lien Obligations), (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b) (which actions have been taken prior to the Closing Date to the extent required by the Original Collateral Agreement and shall continue to apply to the Obligations under this Agreement), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to Section 4.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the Original Collateral Agreement (or a short form thereof or hereof) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than Permitted Liens.

(d) The Article 9 Collateral is owned by the Pledgors free and clear of any Lien, other than Permitted Liens. None of the Pledgors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e) None of the Pledgors holds any Commercial Tort Claim individually in excess of $15,000,000 as of the Closing Date except as indicated on the Perfection Certificate.

(f) Except as set forth in the Perfection Certificate, as of the Closing Date, all Accounts owned by the Pledgors have been originated by the Pledgors and all Inventory owned by the Pledgors has been acquired by the Pledgors in the ordinary course of business.

SECTION 4.03. Covenants.

(a) Each Pledgor agrees promptly (and in any event within 10 days thereof, or such longer period of time as may be agreed by the Agent) to notify the Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Each Pledgor agrees promptly to provide the Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Pledgor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made, or will have been made within any applicable statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral, for the benefit of the Secured Parties. Each Pledgor agrees promptly to notify the Agent if any material portion of the Article 9 Collateral owned or held by such Pledgor is damaged or destroyed.

(b) Subject to the rights of such Pledgor under the Loan Documents to dispose of Collateral, each Pledgor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Agent, for the benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c) Each Pledgor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

Without limiting the generality of the foregoing, each Pledgor hereby authorizes the Agent, with prompt notice thereof to the Pledgors, to supplement this Agreement by supplementing Schedule IV or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Patents, Trademarks, Copyright Licenses, Patent Licenses or Trademark Licenses; provided that any Pledgor shall have the right, exercisable within 90 days after it has been notified by the Agent of the specific identification of such Collateral, to advise the Agent in writing of any inaccuracy of the representations and warranties made by such Pledgor hereunder with respect to such Collateral. Each Pledgor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 90 days after the date it has been notified by the Agent of the specific identification of such Collateral.

(d) After the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(e) At its option, the Agent may discharge any past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and that is not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Pledgor fails to do so as required by the Credit Agreement, each Other First Lien Agreement or this Agreement, and each Pledgor jointly and severally agrees to reimburse the Agent on demand for any reasonable payment made or any reasonable expense incurred by the Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(e) shall be interpreted as excusing any Pledgor from the performance of, or imposing any obligation on the Agent or any Secured Party to cure or perform, any covenants or other promises of any Pledgor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Pledgor (rather than the Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Pledgor jointly and severally agrees to indemnify and hold harmless the Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Pledgors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreement and not prohibited by any Other First Lien Agreement. None of the Pledgors shall make or permit to be made any transfer of the Article 9 Collateral and each Pledgor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement and not prohibited by any Other First Lien Agreement. Notwithstanding the foregoing, if the Agent shall have notified the Pledgors that an Event of Default under clause (b), (c), (h) or (i) of Section 7.01 of the Credit Agreement or the equivalent provisions of any Other First Lien Agreement shall have occurred and be continuing, and during the continuance thereof, the Pledgors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral to the extent requested by the Agent (which notice may be given by telephone if promptly confirmed in writing).

(h) None of the Pledgors will, without the Agent’s prior written consent (which consent shall not be unreasonably withheld), grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prudent business practices, except as permitted by the Credit Agreement and not prohibited by any Other First Lien Agreement.

(i) Each Pledgor irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Pledgor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Pledgor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Pledgor at any time or times shall fail to obtain or maintain any of the policies of insurance required by the Loan Documents or to pay any premium in whole or part relating thereto, the Agent may, without waiving or releasing any obligation or liability of the Pledgors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent reasonably deems advisable. All sums disbursed by the Agent in connection with this Section 4.03(i), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Pledgors to the Agent and shall be additional Obligations secured hereby.

SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Agent to enforce, for the benefit of the Secured Parties, the Agent’s security interest in the Article 9 Collateral, each Pledgor agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Pledgor shall at any time own or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of $15,000,000, such Pledgor shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time reasonably request.

(b) Commercial Tort Claims. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $15,000,000, such Pledgor shall promptly notify the Agent thereof in a writing signed by such Pledgor, including a summary description of such claim, and grant to the Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. Except as permitted by the Credit Agreement and, after the termination of the Credit Agreement and the First Lien Intercreditor Agreement, each Other First Lien Agreement:

(a) Each Pledgor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent material to the normal conduct of such Pledgor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(b) Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the normal conduct of such Pledgor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

(c) Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Pledgor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

(d) Each Pledgor shall notify the Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Pledgor’s business may imminently become abandoned, lost or dedicated to the public, or of any materially adverse determination or development, excluding office actions and similar determinations or developments, in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Pledgor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Pledgor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Agent on an annual basis at the time of delivery of financial statements for such year (commencing with the financial statements for the fiscal year ended December 31, 2008) of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the preceding twelve-month period, and (ii) upon the reasonable request of the Agent, execute and deliver any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent’s security interest in such Patent, Trademark or Copyright.

(f) Each Pledgor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Pledgor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the normal conduct of such Pledgor’s business, including, when applicable and necessary in such Pledgor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Pledgor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Pledgor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Pledgor shall promptly notify the Agent and shall, if such Pledgor deems it necessary in its reasonable business judgment, promptly sue and recover any and all damages, and take such other actions as are reasonably appropriate under the circumstances.

(h) Upon and during the continuance of an Event of Default, at the request of the Agent, each Pledgor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent License or Trademark License to effect the assignment of all such Pledgor’s right, title and interest thereunder to (in the Agent’s sole discretion) the designee of the Agent or the Agent.

ARTICLE V.

Remedies

SECTION 5.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable Gaming Laws, each Pledgor agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Pledgors to the Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Pledgor to enter any premises where the Article 9

Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Pledgor agrees that the Agent shall have the right, subject to the requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Agent shall give the applicable Pledgors 10 days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Collateral. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. The Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies under this Agreement at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Pledgor hereby grants to (in the Agent’s sole discretion) a designee of the Agent or the Agent, for the benefit of the Secured Parties, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Pledgor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for past infringement of the Intellectual Property. The use of such license by the Agent may be exercised, at the option of the Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Agent in accordance herewith shall be binding upon the Pledgors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

SECTION 5.05. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Agent desires to sell any of the Pledged Collateral at a public sale, subject to applicable Gaming Laws, it will, at any time and from time to time, upon the written request of the Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Agent to permit the public sale of such Pledged Collateral. Each Pledgor further agrees to indemnify, defend and hold harmless the Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses to the Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Collateral by the Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged

Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 5.05 may be specifically enforced.

ARTICLE VI.

[Intentionally Omitted]

ARTICLE VII.

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement (whether or not then in effect) and all notices to any holder of obligations under any Other First Lien Agreements, at its address set forth in the Other First Lien Secured Party Consent or in the First Lien Intercreditor Agreement, as such address may be changed by written notice to the Agent and the Borrower. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement (whether or not then in effect).

SECTION 7.02. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement (other than a defense of payment or performance).

SECTION 7.03. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law or regulation (including any Gaming Law or regulation), and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law or regulation (including any Gaming Law or regulation) that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law or regulation (including any Gaming Law or regulation).

SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement or, after the termination of the Credit Agreement and the First Lien Intercreditor Agreement, any Other First Lien Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. The Agent hereunder shall at all times be the same person that is the “Collateral Agent” under the First Lien Intercreditor Agreement. Written notice of resignation by the “Collateral Agent” pursuant to the First Lien Intercreditor Agreement shall also constitute notice of resignation as the Agent under this Agreement. Upon the acceptance of any appointment as the “Collateral Agent” under the First Lien Intercreditor Agreement by a successor “Collateral Agent,” that successor “Collateral Agent” shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent pursuant hereto.

SECTION 7.06. Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement and the equivalent provision of each Other First Lien Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor jointly and severally agrees to indemnify the Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) (or such equivalent term as may be used in any Other First Lien Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (limited to not more than one counsel, plus, if necessary, one local counsel per jurisdiction) (except the allocated costs of in-house counsels), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby (including in connection with the appointment of any successor Agent in accordance with the applicable Loan Documents and in connection with any filings, registrations or any other actions to be taken to reflect the security interest of such successor Agent), (ii) the use of proceeds of the Loans or any Other First Lien Obligations or the use of any Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or any Pledgor; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (1) the gross negligence or willful misconduct of such Indemnitee (for purpose of this proviso only, each of the Agent, and any Secured Party shall be treated as several and separate Indemnitees, but each of them together with its respective Related Parties, shall be treated as a single Indemnitee) or (2) any material breach of any Loan Document by such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

SECTION 7.07. Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, subject to applicable Gaming Laws, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent’s name or in the name of such Pledgor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Pledgor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Pledgor to notify, Account Debtors to make payment directly to the Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.08. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment.

(a) No failure or delay by the Agent, any L/C Issuer, any Lender or any other Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Agent, any L/C Issuer, the Lenders or any other Secured Party hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, the increase of any Other First Lien Obligations or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Agent, any Lender, any L/C Issuer or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof or of any other Security Document may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement and any equivalent provision in each applicable Other First Lien Agreement and, by each other Authorized Representative to the extent required by (and in accordance with) such applicable Other First Lien Agreement, or, in each case, as otherwise provided in Section 2.04 of the First Lien Intercreditor Agreement. The Agent may conclusively rely on a certificate of an officer of the Borrower as to whether any amendment contemplated by this Section 7.09(b) is permitted.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process.

(a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court of the United States of America sitting in New York County, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement, any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.15. Termination or Release.

(a) Subject to any applicable terms of the First Lien Intercreditor Agreement, this Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby, and all other Security Documents securing the Obligations (including without limitation foreign security documents), shall automatically terminate and/or be released all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Pledgors, as of the date when all the Obligations (other than contingent or unliquidated obligations or liabilities not then due) have been paid in full in cash or immediately available funds and the Lenders and any other Secured Parties have no further commitment to lend under each Other First Lien Agreement and the Credit Agreement, the Revolving Facility Credit Exposure has been reduced to zero and each L/C Issuer has no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement and not prohibited by any Other First Lien Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary or otherwise ceases to be a Pledgor, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to such Subsidiary Party.

(c) (i) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted by the Credit Agreement and not prohibited by any Other First Lien Agreement to any person that is not a Pledgor (including in connection with an Event of Loss), or (ii) upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement and, after the termination of the Credit Agreement and the First Lien Intercreditor Agreement, any equivalent provision of any applicable Other First Lien Agreement, the security interest in such Collateral shall be automatically released, all without delivery of any instrument or performance of any act by any party; provided, however, that, in respect of clause (ii) above, at any time that the Other First Lien Obligations constitute a majority of the outstanding Obligations, such release shall not be applicable to the Other First Lien Obligations unless and until the written consent of the Authorized Representative with respect to the Other First Lien Obligations is obtained.

(d) Solely with respect to any Other First Lien Obligations, a Pledgor shall automatically be released from its obligations hereunder and/or the security interests in any Collateral shall in each case be automatically released, in each case (i) solely with respect to Initial Notes Obligations, upon the occurrence of any of the circumstances set forth in Section 11.04(a) of the Indenture or (ii) with respect to any Other First Lien Obligations, other than the Initial Notes Obligations, upon the occurrence of any of the circumstances set forth in any equivalent provision of any applicable Other First Lien Agreement governing such Other First Lien Obligations, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to any applicable Pledgor.

(e) If any Collateral shall become subject to the release provisions set forth in Section 2.04 of the First Lien Intercreditor Agreement, the lien created hereunder on such Collateral shall be automatically released to the extent (and only to the extent) provided therein.

(f) In connection with any termination or release pursuant to paragraph (a), (b), (c), (d) or (e) of this Section 7.15, the Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release (including, without limitation, UCC termination statements), and will duly assign and transfer to such Pledgor, such of the Pledged Collateral that may be in the possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Agent. In connection with any release pursuant to paragraph (a), (b), (c), (d) or (e) above, the Pledgors shall be permitted to take any action in connection therewith consistent with such release including, without limitation, the filing of UCC termination statements.

SECTION 7.16. Additional Subsidiaries. Upon execution and delivery by the Agent and any Subsidiary that is required to become a party hereto by Section 5.10 of the Credit Agreement and/or any equivalent provision of any Other First Lien Agreement of an instrument in the form of Exhibit I hereto, subject to applicable Gaming Laws, such subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 7.17. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender, the Administrative Agent and each L/C Issuer is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender, the Administrative Agent or such L/C Issuer to or for the credit or the account of any party to this Agreement against any of and all the obligations of such party now or hereafter existing under this Agreement owed to such Lender, the Administrative Agent or such L/C Issuer, irrespective of whether or not such Lender, the Administrative Agent or such L/C Issuer shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender, the Administrative Agent and L/C Issuer under this Section 7.17 are in addition to other rights and remedies (including other rights of set-off) that such Lender, the Administrative Agent and such L/C Issuer may have.

SECTION 7.18. No Recourse. Notwithstanding anything to the contrary in this Agreement, no recourse shall be had, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment of any of the Obligations, against any Pledgor or any of the assets of any Pledgor, other than the Collateral, it being expressly understood that the sole remedies available to the Agent and the Secured Parties pursuant to this Agreement with respect to the Obligations shall be against the Collateral.

SECTION 7.19. Compliance with Gaming Laws. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, the Agent, on behalf of the Secured Parties, acknowledges and agrees that:

(a) the pledge of the Pledged Stock pursuant to this Agreement, and any restrictions on the transfer of and agreements not to encumber the Pledged Stock or other equity securities of any corporation that is a licensee or registered holding company under the Nevada and/or Iowa Gaming Laws, as applicable, or any limited liability company that is a registered holding company under the Nevada and/or Iowa Gaming Laws, as applicable (any such entity, a “Nevada Licensee” and/or an “Iowa Licensee,” as applicable), pursuant to this Agreement or any other Loan Document, are subject to the prior approval of the Nevada and/or Iowa Gaming Authorities, as applicable (which approvals have been obtained and are in full force and effect with respect to this Agreement as it relates to the Credit Agreement and the Obligations (other than any Other First Lien Obligations)) and this Agreement (solely as it relates to any Other First Lien Agreement or any Other First Lien Obligations) and any future amendment of this Agreement will not be effective without the prior approval of such Nevada and/or Iowa Gaming Authorities, as applicable;

(b) in the event that Agent exercises one or more of the remedies set forth in this Agreement with respect to the Pledged Stock of Nevada licensees or Iowa Licensees, including, without limitation, foreclosure or transfer of any interest therein (except back to the applicable Pledgor), the exercise of voting and consensual rights, and any other resort to or enforcement of the security interest in the Pledged Stock, such action will require the separate and prior approval of the Nevada and/or Iowa Gaming Authorities, as applicable, unless such licensing requirement is waived thereby;

(c) the Agent, and any custodial agent of Agent in the State of Nevada or in the State of Iowa, will be required to comply with the conditions, if any, imposed by the Nevada and/or Iowa Gaming Authorities, as applicable, in connection with their approval of the pledge granted hereunder, including, without limitation, requirements that the Agent or its custodial agent maintain the certificates evidencing the Pledged Stock of Nevada licensees or registered holding or intermediary companies at a location in Nevada provided to the Nevada Gaming Authorities, and that the Agent or its custodial agent permit agents or employees of the Nevada Gaming Authorities to inspect such certificates upon request during normal business hours;

(d) neither the Agent nor any custodial agent of the Agent will be permitted to surrender possession of any Pledged Stock of Nevada Licensees or Iowa Licensees to any person other than the applicable Pledgor thereof without the prior approval of the Nevada or Iowa Gaming Authorities, as applicable, or as otherwise permitted by the Gaming Laws;

(e) any approval of the Nevada or Iowa Gaming Authorities of this Agreement, or any amendment hereto, does not constitute approval, either express or implied, of the Agent to take any actions provided for in this Agreement, for which separate approval by the Nevada and/or Iowa Gaming Authorities, as applicable, may be required by the Gaming Laws;

(f) the Agent, the Secured Parties and their respective successors and assigns are subject to being called forward by the Nevada and/or Iowa Gaming Authorities, as applicable, in their sole and absolute discretion, for licensing or a finding of suitability in order to remain entitled to the benefits of this Agreement and the other Loan Documents; and

(g) in the event the Agent, on behalf of the Secured Parties, exercises one or more of the remedies set forth in this Agreement with respect to Article 9 Collateral consisting of gaming devices, mobile gaming systems, cashless wagering systems and associated equipment (as those terms are defined in the Gaming Laws), including, but not limited to, the foreclosure, transfer, sale, distribution or other disposition of such Collateral, such exercise of remedies may require the separate and prior approval of the Nevada and/or Iowa Gaming Authorities, as applicable, or the licensing of the Agent pursuant to the Gaming Laws.

SECTION 7.20. Limitation on Rights and Remedies of Agent and Each Subsidiary Party. Notwithstanding anything in this Agreement to the contrary, the Agent on behalf of the Secured Parties and each Subsidiary Party agrees that they shall comply with all applicable laws and all applicable rules and regulations of the Illinois Gaming Authority, including Illinois Gaming Laws, in connection with their exercise of rights and remedies hereunder, including, without limitation, foreclosure upon any item of Article 9 Collateral consisting of Gaming Equipment (as defined in the Illinois Gaming Laws) or voting (or otherwise taking control of) any interest in the Pledged Stock. As and when required, the Agent, on behalf of the Secured Parties, shall seek and obtain all approvals, licenses and consents from the Illinois Gaming Authority required in connection with the exercise of any right or remedy prior to the exercise thereof.

SECTION 7.21. Other Gaming Matters.

(a) No security interest or rights of any kind related to possession or ownership of any “ownership interest” (as defined in the State of Missouri Rules of Department of Public Safety, 11 CSR 45-10.040) in a Missouri “gaming licensee” (as defined in the State of Missouri Rules of Department of Public Safety, 11 CSR 45-10.040) may be utilized or acted upon to allow the Agent to gain title, ownership, possession or control of such “ownership interest” or the ability to require such “ownership interest” to be transferred in any way, unless the Director of the Missouri Gaming Commission has received written notice from the Agent at least 30 days prior to the Agent so utilizing or acting upon such security interest or rights.

(b) For the avoidance of doubt, the provisions of Section 9.22 of the Credit Agreement shall apply to all the terms and provisions of this Agreement.

SECTION 7.22. Subject to First Lien Intercreditor Agreement. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Agent pursuant to this Agreement are expressly subject to the First Lien Intercreditor Agreement and (ii) the exercise of any right or remedy by the Agent hereunder is subject to the limitations and provisions of the First Lien Intercreditor Agreement. In the event of any conflict between the terms of the First Lien Intercreditor Agreement and the terms of this Agreement, the terms of the First Lien Intercreditor Agreement shall govern.

SECTION 7.23. Other First Lien Obligations. On or after the date hereof and so long as such obligations are permitted to be incurred under the Credit Agreement and are not prohibited by any Other First Lien Agreement then in effect, the Borrower may from time to time designate obligations in respect of Indebtedness to be secured on a pari passu basis with the Obligations as Other First Lien Obligations hereunder by delivering to the Agent and each Authorized Representative (a) a certificate signed by a Responsible Officer of the Borrower (i) identifying the obligations so designated and the initial aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as Other First Lien Obligations for purposes hereof, (iii) representing that such designation of such obligations as Other First Lien Obligations complies with the terms of the Credit Agreement and are not prohibited by any Other First Lien Agreement then in effect and (iv) specifying the name and address of the Authorized Representative for such obligations and (b) a fully executed Other First Lien Secured Party Consent (in the form attached as Exhibit IV). The Agent and each Authorized Representative agree that upon the satisfaction of all conditions set forth in the preceding sentence, the Agent shall act as agent under and subject to the terms of the Security Documents for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Other First Lien Obligations, and the Agent and each Authorized Representative agree to the appointment, and acceptance of the appointment, of the Agent as agent for the holders of such Other First Lien Obligations as set forth in each Other First Lien Secured Party Consent and agree, on behalf of itself and each Secured Party it represents, to be bound by this Agreement and the First Lien Intercreditor Agreement.

SECTION 7.24. Application of Gaming Laws. This Agreement and the Other First Lien Agreements are subject to Gaming Laws. Without limiting the foregoing, the Secured Parties acknowledge that (i) they are subject to the jurisdiction of the Gaming Authorities and Liquor Authorities, in their discretion, for licensing, qualification or findings of suitability or to file or provide other information, and (ii) all rights, remedies and powers in or under this Agreement and the Other First Lien Agreements, including with respect to the Collateral, the Mortgaged Properties and the ownership and operation of facilities may be subject to the jurisdiction of the Gaming Authorities and Liquor Authorities, and may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of the Gaming Laws and Liquor Laws and only to the extent that required approvals, if any, (including prior approvals) are obtained from the relevant Gaming Authorities and Liquor Authorities.

SECTION 7.25. Vessels and Admiralty Related Matters. Notwithstanding anything set forth in this Agreement, the Indenture, the Mortgages, the Ship Mortgages or any Other First Lien Agreement, the Agent and the other Secured Parties acknowledge the uncertain nature in which a security interest may be taken in any Vessel or any improvements to Real Property or related assets which are used in connection with any dockside, riverboat, or water-based venue that are intended to be Collateral hereunder (collectively, “Vessel Related Collateral”) and in the enforceability of any security interest in Vessel Related Collateral under the Ship Mortgage Act, the real property laws of any applicable jurisdiction, the Uniform Commercial Code, any and all applicable case law and any other applicable laws (the “Vessel Applicable Laws”). In order to grant the Agent a lien for the benefit of the Secured Parties in all Vessel Related Collateral to the fullest extent permitted by applicable law, the Borrower and the other Pledgors have agreed to grant liens and security interests in the Vessel Related Collateral to the Agent for the benefit of the Secured Parties under various types of Security Documents, including the Mortgages, this Agreement and the Ship Mortgages, notwithstanding such uncertainty. Accordingly, the Agent and the other Secured Parties acknowledge and agree that, notwithstanding any representations, warranties, covenants, further assurances, events of default or any other provisions of this Agreement, the Indenture, the Mortgages, the Ship Mortgages or any Other First Lien Agreement, any Other First Lien Agreement that is unenforceable with respect to any Vessel Related Collateral, any obligation relating to the creation or perfection of a lien or security interest that is not satisfied with respect to Vessel Related Collateral, or any failure of any Vessel Related Collateral to be secured by a lien or security interest under any Loan Document, in each case solely as a result of Vessel Applicable Laws relating to the nature or circumstances in which a security interest may be taken in any Vessel Related Collateral and the enforceability thereof (or the failure of the Borrower or any other Pledgors to take any action that is not possible under such Vessel Applicable Laws) shall not result in a breach of any such representations, warranties, covenants or further assurances or result in any Event of Default.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

HARRAH’S OPERATING COMPANY, INC.

By:
Name:
Title:

[NAMES OF SUBSIDIARY PARTIES]

By:
Name:
Title:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

Schedule I

to the Collateral Agreement

Subsidiary Parties

Legal Name	Type Of Entity	State of Formation
California Clearing Corporation	CORP.	California
Harrah South Shore Corporation	CORP.	California
Bally’s Midwest Casino, Inc.	CORP.	Delaware
Bally’s Operator, Inc.	CORP.	Delaware
Caesars Palace Corporation	CORP.	Delaware
Harrah’s International Holding Company, Inc.	CORP.	Delaware
Caesars Trex, Inc.	CORP.	Delaware
Sheraton Tunica Corporation	CORP.	Delaware
AJP Holdings, LLC	LLC	Delaware
AJP Parent, LLC	LLC	Delaware
Biloxi Hammond, LLC	LLC	Delaware
Biloxi Village Walk Development, LLC	LLC	Delaware
Chester Facility Holding Company, LLC	LLC	Delaware
Harrah’s Chester Downs Investment Company, LLC	LLC	Delaware
Harrah’s Maryland Heights LLC	LLC	Delaware
Harrah’s MH Project, LLC	LLC	Delaware
Harrah’s Operating Company Memphis, LLC	LLC	Delaware
Harrah’s Shreveport/Bossier City Holding Company, LLC	LLC	Delaware
Harrah’s Shreveport/Bossier City Investment Company, LLC	LLC	Delaware
Harrah’s Sumner Investment Company, LLC	LLC	Delaware
Harrah’s Sumner Management Company, LLC	LLC	Delaware
Harrah’s West Warwick Gaming Company, LLC	LLC	Delaware
Horseshoe Gaming Holding, LLC	LLC	Delaware
JCC Holding Company II LLC	LLC	Delaware
Koval Holdings Company, LLC	LLC	Delaware
Reno Crossroads LLC	LLC	Delaware
Showboat Atlantic City Mezz 1, LLC	LLC	Delaware
Showboat Atlantic City Mezz 2, LLC	LLC	Delaware
Showboat Atlantic City Mezz 3, LLC	LLC	Delaware
Showboat Atlantic City Mezz 4, LLC	LLC	Delaware
Showboat Atlantic City Mezz 5, LLC	LLC	Delaware
Showboat Atlantic City Mezz 6, LLC	LLC	Delaware

Sch. I - 1

Legal Name	Type Of Entity	State of Formation
Showboat Atlantic City Mezz 7, LLC	LLC	Delaware
Showboat Atlantic City Mezz 8, LLC	LLC	Delaware
Showboat Atlantic City Mezz 9, LLC	LLC	Delaware
Showboat Atlantic City Propco, LLC	LLC	Delaware
Tahoe Garage Propco, LLC	LLC	Delaware
Village Walk Construction, LLC	LLC	Delaware
Winnick Parent, LLC	LLC	Delaware
Winnick Holdings, LLC	LLC	Delaware
Bally’s Olympia Limited Partnership	LP	Delaware
Caesars World, Inc.	CORP.	Florida
Southern Illinois Riverboat/Casino Cruises, Inc.	CORP.	Illinois
Casino Computer Programming, Inc.	CORP.	Indiana
Roman Entertainment Corporation of Indiana	CORP.	Indiana
Roman Holding Corporation of Indiana	CORP.	Indiana
Caesars Riverboat Casino, LLC	LLC	Indiana
Horseshoe Hammond, LLC	LLC	Indiana
Players Bluegrass Downs, Inc.	CORP.	Kentucky
Harrah’s Bossier City Investment Company, L.L.C.	LLC	Louisiana
Horseshoe Shreveport, L.L.C.	LLC	Louisiana
Jazz Casino Company, L.L.C.	LLC	Louisiana
JCC Fulton Development, L.L.C.	LLC	Louisiana
Players Riverboat II, LLC	LLC	Louisiana
Horseshoe Entertainment	LP	Louisiana
BL Development Corp.	CORP.	Minnesota
GCA Acquisition Subsidiary, Inc.	CORP.	Minnesota
Grand Casinos, Inc.	CORP.	Minnesota
Grand Media Buying, Inc.	CORP.	Minnesota
Grand Casinos of Biloxi, LLC	LLC	Minnesota
Bally’s Tunica, Inc.	CORP.	Mississippi
East Beach Development Corporation	CORP.	Mississippi
Robinson Property Group Corp.	CORP.	Mississippi
Grand Casinos of Mississippi, LLC—Gulfport	LLC	Mississippi
Harrah’s North Kansas City LLC	LLC	Missouri
B I Gaming Corporation	CORP.	Nevada
Benco, Inc.	CORP.	Nevada
Caesars Entertainment Akwesasne Consulting Corp.	CORP.	Nevada
Caesars Entertainment Canada Holding, Inc.	CORP.	Nevada

Sch. I - 2

Legal Name	Type Of Entity	State of Formation
Caesars Entertainment Finance Corp.	CORP.	Nevada
Caesars Entertainment Golf, Inc.	CORP.	Nevada
Caesars Entertainment Retail, Inc.	CORP.	Nevada
Caesars Palace Realty Corp.	CORP.	Nevada
Caesars Palace Sports Promotions, Inc.	CORP.	Nevada
Caesars United Kingdom, Inc.	CORP.	Nevada
Caesars World Merchandising, Inc.	CORP.	Nevada
CEI-Sullivan County Development Company	CORP.	Nevada
Consolidated Supplies, Services and Systems	CORP.	Nevada
Desert Palace, Inc.	CORP.	Nevada
Dusty Corporation	CORP.	Nevada
FHR Corporation	CORP.	Nevada
Flamingo-Laughlin, Inc.	CORP.	Nevada
Harrah’s Alabama Corporation	CORP.	Nevada
Harrah’s Arizona Corporation	CORP.	Nevada
Harrah’s Illinois Corporation	CORP.	Nevada
Harrah’s Imperial Palace Corp.	CORP.	Nevada
Harrah’s Interactive Investment Company	CORP.	Nevada
Harrah’s Investments, Inc.	CORP.	Nevada
Harrah’s Kansas Casino Corporation	CORP.	Nevada
Harrah’s Management Company	CORP.	Nevada
Harrah’s Marketing Services Corporation	CORP.	Nevada
Harrah’s Maryland Heights Operating Company	CORP.	Nevada
Harrah’s New Orleans Management Company	CORP.	Nevada
Harrah’s Pittsburgh Management Company	CORP.	Nevada
Harrah’s Reno Holding Company, Inc.	CORP.	Nevada
Harrah’s Southwest Michigan Casino Corporation	CORP.	Nevada
Harrah’s Travel, Inc.	CORP	Nevada
Harrah’s Tunica Corporation	CORP.	Nevada
Harrah’s Vicksburg Corporation	CORP.	Nevada
Harveys BR Management Company, Inc.	CORP.	Nevada
Harveys C.C. Management Company, Inc.	CORP.	Nevada
Harveys Iowa Management Company, Inc.	CORP.	Nevada
Harveys Tahoe Management Company, Inc.	CORP.	Nevada
HBR Realty Company, Inc.	CORP.	Nevada
HCR Services Company, Inc.	CORP.	Nevada
HEI Holding Company One, Inc.	CORP.	Nevada

Sch. I - 3

Legal Name	Type Of Entity	State of Formation
HEI Holding Company Two, Inc.	CORP.	Nevada
HTM Holding, Inc.	CORP.	Nevada
Las Vegas Resort Development, Inc.	CORP.	Nevada
LVH Corporation	CORP.	Nevada
Parball Corporation	CORP.	Nevada
Players Development, Inc.	CORP.	Nevada
Players Resources, Inc.	CORP.	Nevada
Reno Projects, Inc.	CORP.	Nevada
Rio Development Company, Inc.	CORP.	Nevada
Showboat Holding, Inc.	CORP.	Nevada
Tele/Info, Inc.	CORP.	Nevada
Trigger Real Estate Corporation	CORP.	Nevada
190 Flamingo, LLC	LLC	Nevada
Caesars India Sponsor Company, LLC	LLC	Nevada
Caesars Entertainment Development, LLC	LLC	Nevada
Corner Investment Company, LLC	LLC	Nevada
DCH Exchange, LLC	LLC	Nevada
DCH Lender, LLC	LLC	Nevada
Durante Holdings, LLC	LLC	Nevada
Harrah’s Bossier City Management Company, LLC, a Nevada Limited Liability Company	LLC	Nevada
Harrah’s Chester Downs Management Company, LLC	LLC	Nevada
Harrah’s License Company, LLC	LLC	Nevada
Harrah’s Shreveport Investment Company, LLC	LLC	Nevada
Harrah’s Shreveport Management Company, LLC	LLC	Nevada
H-BAY, LLC	LLC	Nevada
HCAL, LLC	LLC	Nevada
HHLV Management Company, LLC	LLC	Nevada
Hole in the Wall, LLC	LLC	Nevada
Horseshoe GP, LLC	LLC	Nevada
Koval Investment Company, LLC	LLC	Nevada
Las Vegas Golf Management, LLC	LLC	Nevada
Nevada Marketing, LLC	LLC	Nevada
Players Holding, LLC	LLC	Nevada
Players International, LLC	LLC	Nevada
Players LC, LLC	LLC	Nevada
Players Maryland Heights Nevada, LLC	LLC	Nevada

Sch. I - 4

Legal Name	Type Of Entity	State of Formation
Players Riverboat Management, LLC	LLC	Nevada
Players Riverboat, LLC	LLC	Nevada
Roman Empire Development, LLC	LLC	Nevada
TRB Flamingo, LLC	LLC	Nevada
New Gaming Capital Partnership, a Nevada Limited Partnership	LP	Nevada
Bally’s Park Place, Inc.	CORP.	New Jersey
Boardwalk Regency Corporation	CORP.	New Jersey
Caesars New Jersey, Inc.	CORP.	New Jersey
Caesars World Marketing Corporation	CORP.	New Jersey
GNOC, Corp.	CORP.	New Jersey
Martial Development Corp.	CORP.	New Jersey
Ocean Showboat, Inc.	CORP.	New Jersey
Players Services, Inc.	CORP.	New Jersey
Atlantic City Country Club 1 LLC	LLC	New Jersey
Showboat Atlantic City Operating Company, LLC	LLC	New Jersey
Harrah’s NC Casino Company, LLC	LLC	North Carolina

Sch. I - 5

Schedule II

to the Collateral Agreement

Commercial Tort Claims

None.

Schedule III

to the Collateral Agreement

Pledged Stock; Debt Securities1

a) (i) Pledged Equity Interest (New Jersey and Nevada licensees)

Record Owner	Current Legal Entities Owned	Jurisdiction	% of Ownership	% Pledged
Harrah’s Entertainment, Inc.	Harrah’s Operating Company, Inc.	Delaware	100%	100%
Harrah’s Operating Company, Inc.	Parball Corporation	Nevada	100%	100%
	Consolidated Supplies, Services and Systems	Nevada	100%	100%
	Harrah’s Imperial Palace Corp.	Nevada	100%	100%
	Corner Investment Company, LLC	Nevada	100%	100%
	HTM Holding, Inc.	Nevada	100%	100%
	Caesars World, Inc.	Florida	100%	100%
	Bally’s Park Place, Inc.	New Jersey	100%	100%
Caesars World, Inc.	Caesars Palace Corporation	Delaware	100%	100%
Caesars Palace Corporation	Desert Palace, Inc.	Nevada	100%	100%
Desert Palace, Inc.	Tele/Info, Inc.	Nevada	100%	100%
Caesars New Jersey, Inc.	Boardwalk Regency Corporation	New Jersey	100%	100%
Harveys Tahoe Management Company, Inc.	Harrah South Shore Corporation	California	100%	100%
HTM Holding, Inc.	Harveys Tahoe Management Company, Inc.	Nevada	100%	100%

a) (ii) Pledged Equity Interest (Others)

Record Owner	Current Legal Entities Owned	Jurisdiction	% of Ownership	% Pledged
Harrah’s Operating Company, Inc.	190 Flamingo, LLC	Nevada	100%	100%
	AJP Parent, LLC	Delaware	100%	100%
	DCH Exchange, LLC	Nevada	100%	100%
	Dusty Corporation	Nevada	100%	100%
	Chester Facility Holding Company, LLC	Delaware	100%	100%
	East Beach Development Corporation	Mississippi	100%	100%
	Harrah’s Alabama Corporation	Nevada	100%	100%
	Harrah’s Arizona Corporation	Nevada	100%	100%
	H-BAY, LLC	Nevada	100%	100%

[1]	Entities denoted by a * are not wholly-owned by Harrah’s.

Sch. III - 1

Record Owner	Current Legal Entities Owned	Jurisdiction	% of Ownership	% Pledged
	Harrah’s Bossier City Management Company, LLC, a Nevada Limited Liability Company	Nevada	100%	100%
	HCAL, LLC	Nevada	100%	100%
	Harrah’s Chester Downs Investment Company, LLC	Delaware	100%	0%
	Harrah’s Chester Downs Management Company, LLC	Nevada	100%	100%
	Harrah’s Illinois Corporation	Nevada	100%	100%
	Harrah’s Interactive Investment Company	Nevada	100%	100%
	Harrah’s Investments, Inc.	Nevada	100%	100%
	Harrah’s Kansas Casino Corporation	Nevada	100%	100%
	Harrah’s License Company, LLC	Nevada	100%	100%
	Harrah’s Management Company	Nevada	100%	100%
	Harrah’s Marketing Services Corporation	Nevada	100%	100%
	Harrah’s Maryland Heights LLC	Delaware	54.45%	100%
	Harrah’s Maryland Heights Operating Company	Nevada	100%	100%
	Harrah’s MH Project, LLC	Delaware	100%	100%
	Harrah’s NC Casino Company, LLC	North Carolina	99%	100%
	Harrah’s New Orleans Management Company	Nevada	100%	100%
	Harrah’s North Kansas City LLC	Missouri	100%	100%
	Harrah’s Operating Company Memphis, LLC	Delaware	100%	100%
	Harrah’s Pittsburgh Management Company	Nevada	100%	100%
	Harrah’s Reno Holding Company, Inc.	Nevada	100%	100%
	Harrah’s Shreveport/Bossier City Holding Company, LLC	Delaware	100%	100%
	Harrah’s Shreveport Management Company, LLC	Nevada	100%	100%
	Harrah’s Shreveport Investment Company, LLC	Nevada	100%	100%
	Harrah’s Southwest Michigan Casino Corporation	Nevada	100%	100%
	Harrah’s Sumner Investment Company, LLC	Delaware	100%	100%
	Harrah’s Sumner Management Company, LLC	Delaware	100%	100%
	Harrah’s Travel, Inc.	Nevada	100%	100%
	Harrah’s Tunica Corporation	Nevada	100%	100%

Sch. III - 2

Record Owner	Current Legal Entities Owned	Jurisdiction	% of Ownership	% Pledged
	Harrah’s Vicksburg Corporation	Nevada	100%	100%
	Harrah’s West Warwick Gaming Company, LLC	Delaware	100%	100%
	HHLV Management Company, LLC	Nevada	100%	100%
	Hole in the Wall, LLC	Nevada	100%	100%
	JCC Holding Company II LLC	Delaware	100%	100%
	Koval Holdings Company, LLC	Delaware	100%	100%
	Las Vegas Golf Management, LLC	Nevada	100%	100%
	Nevada Marketing, LLC	Nevada	100%	100%
	Reno Crossroads LLC	Delaware	100%	100%
	Rio Development Company, Inc.	Nevada	100%	100%
	Roman Empire Development, LLC	Nevada	100%	100%
	TRB Flamingo, LLC	Nevada	100%	100%
	Trigger Real Estate Corporation	Nevada	100%	100%
	Winnick Parent, LLC	Delaware	100%	100%
	Players International, LLC	Nevada	100%	100%
	Harveys BR Management Company, Inc.	Nevada	100%	100%
	Harveys C.C. Management Company, Inc.	Nevada	100%	100%
	Harveys Iowa Management Company, Inc.	Nevada	100%	100%
	HBR Realty Company, Inc.	Nevada	100%	100%
	HCR Services Company, Inc.	Nevada	100%	100%
	Reno Projects, Inc.	Nevada	100%	100%
	Horseshoe Gaming Holding, LLC	Delaware	100%	100%
	Bally’s Midwest Casino, Inc.	Delaware	100%	100%
	Benco, Inc.	Nevada	100%	100%
	Caesars Entertainment Akwesasne Consulting Corp.	Nevada	100%	100%
	Caesars Entertainment Canada Holding, Inc.	Nevada	100%	100%
	Park Place Entertainment Scotia Finance Limited Partnership	New Brunswick	99%	65%
	Caesars Entertainment Finance Corp.	Nevada	100%	100%
	Caesars Entertainment Golf, Inc.	Nevada	100%	100%
	Caesars Entertainment Retail, Inc.	Nevada	100%	100%
	CEI-Sullivan County Development Company	Nevada	100%	100%
	Grand Casinos, Inc.	Minnesota	100%	100%
	Park Place Entertainment Scotia Limited	Canada	100%	65%

Sch. III - 3

Record Owner	Current Legal Entities Owned	Jurisdiction	% of Ownership	% Pledged
	Sheraton Tunica Corporation	Delaware	100%	100%
	Harrah’s International Holding Company, Inc.	Delaware	100%	100%
	VLO Development Corporation	British Virgin Islands	100%	65%
	VFC Development Corporation	British Virgin Islands	100%	65%
	Showboat Holding, Inc.	Nevada	100%	100%
	Caesars Entertainment Development, LLC	Nevada	100%	100%
	DCH Lender, LLC	Nevada	100%	100%
	Caesars Trex, Inc.	Delaware	100%	100%
	HIE Holdings Topco, Inc.	Delaware	100%	100%
	Harrah’s Operating Escrow LLC	Delaware	100%	100%
AJP Parent, LLC	AJP Holdings, LLC	Delaware	100%	100%
Harrah’s Illinois Corporation	Des Plaines Development Limited Partnership*	Delaware	80%	100%
Harrah’s Shreveport Investment Company, LLC	Harrah’s Shreveport/Bossier City Investment Company, LLC	Delaware	84.3%	100%
Harrah’s Shreveport/Bossier City Investment Company, LLC	Harrah’s Bossier City Investment Company, L.L.C.	Louisiana	100%	100%
JCC Holding Company II LLC	Jazz Casino Company, L.L.C.	Louisiana	100%	100%
	JCC Fulton Development, L.L.C.	Louisiana	100%	100%
Koval Holdings Company, LLC	Koval Investment Company, LLC	Nevada	100%	100%
Winnick Parent, LLC	Winnick Holdings, LLC	Delaware	100%	100%
	Las Vegas Resort Development, Inc.	Nevada	100%	100%
Players International, LLC	Players Development, Inc.	Nevada	100%	100%
	Players Holding, LLC	Nevada	100%	100%
	Players Resources, Inc.	Nevada	100%	100%
	Players Services, Inc.	New Jersey	100%	100%
Players Holding, LLC	Players Bluegrass Downs, Inc.	Kentucky	100%	100%
	Players LC, LLC	Nevada	100%	100%
	Players Maryland Heights Nevada, LLC	Nevada	100%	100%
	Players Riverboat, LLC	Nevada	100%	100%
	Players Riverboat Management, LLC	Nevada	100%	100%
	Southern Illinois Riverboat/Casino Cruises, Inc.	Illinois	100%	100%
Players Riverboat, LLC	Players Riverboat II, LLC	Louisiana	99%	100%
Horseshoe Gaming Holding, LLC	Casino Computer Programming, Inc.	Indiana	100%	100%
	Horseshoe GP, LLC	Nevada	100%	100%

Sch. III - 4

Record Owner	Current Legal Entities Owned	Jurisdiction	% of Ownership	% Pledged
	Horseshoe Hammond, LLC	Indiana	100%	100%
	Horseshoe Shreveport, L.L.C.	Louisiana	100%	100%
	New Gaming Capital Partnership, a Nevada Limited Partnership	Nevada	99%	100%
	Robinson Property Group Corp.	Mississippi	99%	100%
New Gaming Capital Partnership, a Nevada Limited Partnership	Horseshoe Entertainment	Louisiana	91.92%	100%
Bally’s Midwest Casino, Inc.	Bally’s Operator, Inc.	Delaware	100%	100%
	Bally’s Tunica, Inc.	Mississippi	100%	100%
Bally’s Tunica, Inc.	Bally’s Olympia Limited Partnership	Delaware	88%	100%
Bally’s Park Place, Inc.	Atlantic City Country Club 1, LLC	New Jersey	100%	100%
	GNOC, Corp.	New Jersey	100%	100%
Caesars World, Inc.	Caesars New Jersey, Inc.	New Jersey	100%	100%
	Caesars United Kingdom, Inc.	Nevada	100%	100%
	Caesars World Marketing Corporation	New Jersey	100%	100%
	Caesars World Merchandising, Inc.	Nevada	100%	100%
	Roman Entertainment Corporation of Indiana	Indiana	100%	100%
	Roman Holding Corporation of Indiana	Indiana	100%	100%
	Caesars Entertainment Windsor Holding, Inc.	Canada	100%	65%
Caesars New Jersey, Inc.	Martial Development Corp.	New Jersey	100%	100%
Caesars Palace Corporation	Caesars Palace Realty Corp.	Nevada	100%	100%
Desert Palace, Inc.	Caesars Palace Sports Promotions, Inc.	Nevada	100%	100%
	California Clearing Corporation	California	100%	100%
California Clearing Corporation	Caesars India Sponsor Company, LLC	Nevada	100%	100%
Caesars United Kingdom, Inc.	Caesars Entertainment, (U.K.) Ltd.	United Kingdom	100%	65%
Caesars World Marketing Corporation	Caesars World International Corporation PTE, Ltd.	Singapore	100%	65%
	Caesars World International Far East Limited	Hong Kong	100%	65%
Roman Holding Corporation of Indiana	Caesars Riverboat Casino, LLC	Indiana	82%	100%
Grand Casinos, Inc.	BL Development Corp.	Minnesota	100%	100%
	GCA Acquisition Subsidiary, Inc.	Minnesota	100%	100%
	Grand Casinos of Biloxi, LLC	Minnesota	100%	100%
	Grand Casinos of Mississippi, LLC - Gulfport	Mississippi	100%	100%
	Grand Media Buying, Inc.	Minnesota	100%	100%
Grand Casinos of Biloxi, LLC	Biloxi Village Walk Development, LLC	Delaware	100%	100%

Sch. III - 5

Record Owner	Current Legal Entities Owned	Jurisdiction	% of Ownership	% Pledged
	Village Walk Construction, LLC	Delaware	100%	100%
	Biloxi Hammond, LLC	Delaware	100%	100%
Parball Corporation	FHR Corporation	Nevada	100%	100%
	Flamingo-Laughlin, Inc.	Nevada	100%	100%
	LVH Corporation	Nevada	100%	100%
Harrah’s International Holding Company, Inc.	Harrah’s Entertainment Limited	England	100%	65%
	B I Gaming Corporation	Nevada	100%	100%
	Baluma Holdings S.A.	Bahamas	77.28%	65%
B I Gaming Corporation	HEI Holding Company One, Inc.	Nevada	100%	100%
	HEI Holding Company Two, Inc.	Nevada	100%	100%
HEI Holding Company Two, Inc.	Harrah’s International C.V.	Netherlands	99%	65%
Showboat Atlantic City Mezz 2, LLC	Showboat Atlantic City Mezz 1, LLC	Delaware	100%	100%
Showboat Atlantic City Mezz 3, LLC	Showboat Atlantic City Mezz 2, LLC	Delaware	100%	100%
Showboat Atlantic City Mezz 4, LLC	Showboat Atlantic City Mezz 3, LLC	Delaware	100%	100%
Showboat Atlantic City Mezz 5, LLC	Showboat Atlantic City Mezz 4, LLC	Delaware	100%	100%
Showboat Atlantic City Mezz 6, LLC	Showboat Atlantic City Mezz 5, LLC	Delaware	100%	100%
Showboat Atlantic City Mezz 7, LLC	Showboat Atlantic City Mezz 6, LLC	Delaware	100%	100%
Showboat Atlantic City Mezz 8, LLC	Showboat Atlantic City Mezz 7, LLC	Delaware	100%	100%
Showboat Atlantic City Mezz 9, LLC	Showboat Atlantic City Mezz 8, LLC	Delaware	100%	100%
Ocean Showboat, Inc.	Showboat Atlantic City Mezz 9, LLC	Delaware	100%	100%
Showboat Atlantic City Mezz 1, LLC	Showboat Atlantic City Propco, LLC	Delaware	100%	100%
Harveys Tahoe Management Company, Inc.	Tahoe Garage Propco, LLC	Delaware	100%	100%
AJP Holdings, LLC	Durante Holdings, LLC	Nevada	100%	100%
Showboat Holding, Inc.	Ocean Showboat, Inc.	New Jersey	100%	100%
Ocean Showboat, Inc.	Showboat Atlantic City Operating Company, LLC	New Jersey	100%	100%
Harrah’s Chester Downs Investment Company, LLC	Chester Downs and Marina LLC*	Pennsylvania	66.66%	0%
Harrah’s Operating Escrow LLC	Harrah’s Escrow Corporation	Delaware	100%	100%

Sch. III - 6

a) (iii) Other Equity Interests

Record Owner	Current Legal Entities Owned	% of Ownership
Boardwalk Regency Corporation	Atlantic City Express Service, LLC*	33.33%
Caesars World, Inc.	Windsor Casino Supplies Limited*	50%
Dusty Corporation	Turfway Park, LLC*	50%
Southern Illinois Riverboat/Casino Cruises, Inc.	Metropolis IL 1292 LP*	12.5%
B I Gaming Corporation	Baluma Holdings S.A.	11.47%
	Baluma S.A.	0.11%
Harrah’s Maryland Heights Operating Company	Harrah’s Maryland Heights LLC	0.55%
Players Maryland Heights Nevada, LLC	Harrah’s Maryland Heights LLC	45%
Harrah’s Management Company	Harrah’s NC Casino Company, LLC	1%
Harrah’s Shreveport/Bossier City Holding Company, LLC	Harrah’s Shreveport/Bossier City Investment Company, LLC	9.8%
Harrah’s Shreveport Management Company	Harrah’s Shreveport/Bossier City Investment Company, LLC	0.9%
Harrah’s New Orleans Management Company	Harrah’s Shreveport/Bossier City Investment Company, LLC	5%
Players Riverboat Management, LLC	Players Riverboat II, LLC	1%
Horseshoe GP, LLC	New Gaming Capital Partnership, a Nevada Limited Partnership	1%
	Robinson Property Group Corp.	1%
Horseshoe Gaming Holding, LLC	Horseshoe Entertainment	8.08%
Bally’s Midwest Casino, Inc.	Bally’s Olympia Limited Partnership	11%
Bally’s Operator, Inc.	Bally’s Olympia Limited Partnership	1%
Harrah’s Operating Company, Inc.	Caesars Riverboat Casino, LLC	18%
HEI Holding Company One, Inc.	Harrah’s International C.V.	1%
Caesars Entertainment Canada Holding, Inc.	Park Place Entertainment Scotia Finance Limited Partnership	1%
Harrah’s Operating Company, Inc.	Caesars Bahamas Management Corporation	50%
HEI Holding Company One, Inc.	Caesars Bahamas Management Corporation	50%

b) Pledged Debt Securities

Global Intercompany Note

Sch. III - 7

Schedule IV

to the Collateral Agreement

Intellectual Property

Patents and Trademarks

See Attached.

Copyrights

See Attached.

Sch. IV - 1

I. Patent Registration and Applications

Intellectual Property

I. Patents

U.S. Patent Registrations and Applications:

Owner	Title	Application Number	Patent Number
Harrah’s Operating Company, Inc.	Bet Tracking System For Gaming Tables		5,613,912

Harrah’s Operating Company, Inc.	National Customer Recognition System And Method		5,761,647

Harrah’s Operating Company, Inc.	Bet Guarantee System		5,766,075

Harrah’s Operating Company, Inc.	System For The Tracking And Management Of Transactions In A Pit Area Of A Gaming Establishment		5,809,482

Harrah’s Operating Company, Inc.	Cabinet For Gaming Machine		D422162

Harrah’s Operating Company, Inc.	Resource Price Management Incorporating Indirect Value		6,993,494

Harrah’s Operating Company, Inc.	Automated Service Scheduling System		6,962,531

Harrah’s Operating Company, Inc.	Wheel Of Fortune Poker Game Apparatus And Method		5,188,363

Harrah’s Operating Company, Inc.	Electronic Gaming Apparatus And Method		5,393,057

Harrah’s Operating Company, Inc.	Casino Entertainment System		5,259,613

Harrah’s Operating Company, Inc.	Apparatus And Method For Playing An Electronic Poker Game		5,332,219

Harrah’s Operating Company, Inc.	Party Tray		D393981

Harrah’s Operating Company, Inc.	Customer Valuation In A Resource Price Manager		7,212,978

Harrah’s Operating Company, Inc.	Self-Verifying Gaming Voucher Having Secondary Machine Readable Indicia		7,118,478

Harrah’s Operating Company, Inc.	Universal Comp Bank And Regional Servers for Use In Multi-Property Casino Enterprise		7,329,185

Harrah’s Operating Company, Inc.	Unified Player Rewards		7,410,422

Harrah’s Operating Company, Inc.	National Customer Recognition System And Method		7,419,427

Harrah’s Operating Company, Inc.	Player Tracking And Rewards Card		D486515

Harrah’s Operating Company, Inc	Player Tracking And Rewards Card		D485860

Harrah’s Operating Company, Inc	Player Tracking And Rewards Card		D485861

Harrah’s Operating Company, Inc	Player Tracking And Rewards Card		D485862

Harrah’s Operating Company, Inc	Player Tracking And Rewards Card		D486179

Harrah’s Operating Company, Inc.	Automated Service Scheduling System Based On Customer Value	09/782,677

Harrah’s Operating Company, Inc.	Progressive Promotional Marketing System	10/641,512

Harrah’s Operating Co., Inc.	Real-Time Marketing At Gaming Machines	11/426,867

Harrah’s Operating Company, Inc.	Universal Comp Bank and Regional Servers for Use in Multi-Property Casino Enterprise	12/018,124

Caesars World, Inc.	Combined Cashless/Cash Gaming Machine		5,919,091

I. Patent Registration and Applications

International Patent Applications:

Owner	Country	Title	Application Number
Harrah’s Operating Company, Inc.	Australia	Multi-Property Enterprise Promotions	523730

Harrah’s Operating Company, Inc.	Australia	Real-Time Marketing At Gaming Machines	2006202760

Harrah’s Operating Company, Inc.	Canada	Resource Price Management Incorporating Indirect Value	2350885

Harrah’s Operating Company, Inc.	Canada	Unified Player Rewards	2529156

Harrah’s Operating Company, Inc.	Canada	Real-Time Marketing At Gaming Machines	2550907

Harrah’s Operating Company, Inc.	Canada	Progressive Promotional Marketing System	2535736

Harrah’s Operating Company, Inc.	China	National Customer Recognition System And Method	971966982

Harrah’s Operating Company, Inc.	European Union	Unified Player Rewards	47765706

II. Trademark Registration and Applications

II. Trademark

U.S. Trademark Registrations and Applications:1

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Indiana	It Pays to Play			2000-0455	8/28/2000	Registered
Caesars World, Inc.	Louisiana	Caesar’s Palace				7/30/2001	Registered
Caesars World, Inc.	Nevada	Caesars			13,364	11/18/1971	Registered
Caesars World, Inc.	Nevada	Caesars Palace			13-174	5/26/1970	Registered
Caesars World, Inc.	Nevada	Cleopatra’s			13,369	9/16/1971	Registered
Caesars World, Inc.	Nevada	Cleopatra’s Barge			13,365	9/16/1971	Registered
Caesars World, Inc.	Nevada	Shadow A Bar at Caesars Palace			33,996	6/14/2001	Registered
Caesars World, Inc.	Pennsylvania	Caesars Pocono Resorts			776491	7/1/1981	Registered
Caesars World, Inc.	Pennsylvania	Caesars Pocono Resorts			776490	7/1/1981	Registered
Caesars World, Inc.	Pennsylvania	Caesars Pocono Resorts (Stylized)			776492	7/1/1981	Registered
Caesars World, Inc.	Pennsylvania	Caesars Pocono Resorts (Stylized)			776493	7/1/1981	Registered
Caesars World, Inc.	United States	Appian Way	208395	3/22/1979	1143658	12/16/1980	Registered
Caesars World, Inc.	United States	Bacchanal	72/380682	1/11/1971	931975	4/4/1972	Registered
Caesars World, Inc.	United States	Burning of Rome	78/485674	9/17/2004	3235826	5/1/2007	Registered
Caesars World, Inc.	United States	Caesars	74/629226	1/17/1995	1988107	7/23/1996	Registered
Caesars World, Inc.	United States	Caesars	72/158560	12/5/1962	763255	1/14/1964	Registered
Caesars World, Inc.	United States	Caesars	72/453396	4/3/1973	983525	5/7/1974	Registered
Caesars World, Inc.	United States	Caesars	72/413086	1/19/1972	954684	3/6/1973	Registered
Caesars World, Inc.	United States	Caesars	73/684985	9/18/1987	1527770	3/7/1989	Registered
Caesars World, Inc.	United States	Caesars	77/745347	5/27/2009			Filed
Caesars World, Inc.	United States	Caesars (Stylized)	72/413085	1/19/1972	954637	3/6/1973	Registered
Caesars World, Inc.	United States	Caesars (Stylized)	72/453395	4/3/1973	1001363	1/7/1975	Registered

[1]	Trademarks denoted with * will be assigned from Harrah’s License Company, LLC to Harrah’s Interactive Entertainment, Inc.

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	United States	Caesars (Stylized)	73/684986	9/18/1987	1527771	3/7/1989	Registered
Caesars World, Inc.	United States	Caesars Entertainment	78/274378	7/15/2003	3021734	11/29/2005	Registered
Caesars World, Inc.	United States	Caesars Entertainment (Stylized)	78/274995	7/16/2003	3058666	2/14/2006	Registered
Caesars World, Inc.	United States	Caesars Entertainment (Laurel Design)	77/352483	12/14/2007			Filed
Caesars World, Inc.	United States	Caesars Luxury Collection	77/237918	7/25/2007			Filed
Caesars World, Inc.	United States	Caesars Man	73/712810	2/22/1988	1531549	3/28/1989	Registered
Caesars World, Inc.	United States	Caesars Man (Stylized)	73/712811	2/22/1988	1538771	5/16/1989	Registered
Caesars World, Inc.	United States	Caesars Man Emperor (Block)	77/602014	10/28/2008			Filed
Caesars World, Inc.	United States	Caesars Palace	73/141287	9/15/1977	1091551	5/16/1978	Registered
Caesars World, Inc.	United States	Caesars Palace	72/410294	12/15/1971	963820	7/10/1973	Registered
Caesars World, Inc.	United States	Caesars Palace	72/421350	4/14/1972	963656	7/10/1973	Registered
Caesars World, Inc.	United States	Caesars Palace	72/300265	6/12/1968	907693	2/9/1971	Registered
Caesars World, Inc.	United States	Caesars Palace	72/415187	2/10/1972	951262	1/23/1973	Registered
Caesars World, Inc.	United States	Caesars Palace	78/490282	9/27/2004	3110398	6/27/2006	Registered
Caesars World, Inc.	United States	Caesars Palace (Stylized)	72/421424	4/14/1972	968212	9/11/1973	Registered
Caesars World, Inc.	United States	Caesars Palace (Stylized)	72/410295	12/15/1971	1004058	2/4/1975	Registered
Caesars World, Inc.	United States	Caesars Palace (Stylized)	73/141327	9/15/1977	1090494	5/2/1978	Registered
Caesars World, Inc.	United States	Caesars Palace (Stylized)	78/490940	9/28/2004	3160198	10/17/2006	Registered
Caesars World, Inc.	United States	Caesars Palace (Stylized)	73204775	2/23/1979	1158035	6/23/1981	Registered
Caesars World, Inc.	United States	Caesars Palace (Stylized) (Vertical)	72/300270	6/12/1968	907696	2/9/1971	Registered
Caesars World, Inc.	United States	Caesars Palace at Sea	74/018257	1/11/1990	1663829	11/5/1991	Registered
Caesars World, Inc.	United States	Caesars Palace Las Vegas - Nevada (Grape Girl Design)	73/225963	8/3/1979	1168663	9/8/1981	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	United States	Caesars Tahoe	73/278471	9/19/1980	1191413	3/2/1982	Registered
Caesars World, Inc.	United States	Caesars Tahoe	73/278468	9/19/1980	1263220	1/3/1984	Registered
Caesars World, Inc.	United States	Caesars Tahoe (Stylized)	73/297472	2/17/1981	1186958	1/19/1982	Registered
Caesars World, Inc.	United States	Caesars Tahoe (Stylized)	73/278469	9/19/1980	1201511	7/13/1982	Registered
Caesars World, Inc.	United States	Caesars Tahoe (Stylized)	73/278470	9/19/1980	1201555	7/13/1982	Registered
Caesars World, Inc.	United States	Caesars Woman	73/712812	2/22/1988	1532553	4/4/1989	Registered
Caesars World, Inc.	United States	Caesars Woman (Stylized)	73/712809	2/22/1988	1531548	3/28/1989	Registered
Caesars World, Inc.	United States	Caesars Woman Goddess (Block)	77/602393	10/28/2008			Filed
Caesars World, Inc.	United States	Caesars World	72/432162	8/9/1972	995419	10/8/1974	Registered
Caesars World, Inc.	United States	Chariot Run	76/535651	8/8/2003	2868896	8/3/2004	Registered
Caesars World, Inc.	United States	Chariot Run & Design	76/535650	8/8/2003	2855799	6/22/2004	Registered
Caesars World, Inc.	United States	Circus Maximus	72/380684	1/11/1971	965251	7/31/1973	Registered
Caesars World, Inc.	United States	Cleopatra’s Barge	72/446003	1/15/1973	979106	2/19/1974	Registered
Caesars World, Inc.	United States	Cleopatra’s Barge	73/199688	1/11/1979	1138113	7/22/1980	Registered
Caesars World, Inc.	United States	Colosseum	76/417751	6/5/2002	3009896	11/1/2005	Registered
Caesars World, Inc.	United States	Colosseum Slots	78/394898	4/1/2004	2975973	7/26/2005	Registered
Caesars World, Inc.	United States	Conquer It All.	78/507357	10/28/2004	3076028	4/4/2006	Registered
Caesars World, Inc.	United States	Cypress Street Marketplace	78/375280	2/27/2004	2999188	9/20/2005	Registered
Caesars World, Inc.	United States	Emperors Club	74/216577	10/28/1991	1743663	12/29/1992	Registered
Caesars World, Inc.	United States	Emperors Everyday Giveaway	74/315590	9/21/1992	1837096	5/17/1994	Registered
Caesars World, Inc.	United States	Ferentina	74/491361	2/16/1994	2022361	12/10/1996	Registered
Caesars World, Inc.	United States	Gallleria	72/380686	1/11/1971	945380	10/17/1972	Registered
Caesars World, Inc.	United States	Glory of Rome	78/445480	7/2/2004	3034766	12/27/2005	Registered
Caesars World, Inc.	United States	Grape Girl (Design/Seal)	72/300268	6/12/1968	884317	1/13/1970	Registered
Caesars World, Inc.	United States	I, Caesar	72/428165	6/23/1972	966734	8/21/1973	Registered
Caesars World, Inc.	United States	I, Caesar	72/300267	6/12/1968	907694	2/9/1971	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	United States	La Piazza	74/075870	7/6/1990	1649800	7/2/1991	Registered
Caesars World, Inc.	United States	Live Famously.	76/542854	9/8/2003	2874051	8/17/2004	Registered
Caesars World, Inc.	United States	Miscellaneous Design (Burnt Edge Letter)	73/213813	4/30/1979	1194868	5/4/1982	Registered
Caesars World, Inc.	United States	Miscellaneous Design (Burnt Edge Letter)	72/368458	8/19/1970	947706	11/21/1972	Registered
Caesars World, Inc.	United States	Palace Reserve	74/009201	12/8/1989	1644190	5/14/1991	Registered
Caesars World, Inc.	United States	Roman Head with Laurel Leaf (Design)	78/963477	8/30/2006	3312633	10/16/2007	Registered
Caesars World, Inc.	United States	Roman Plaza	78/472414	8/24/2004	3106029	6/20/2006	Registered
Caesars World, Inc.	United States	Roman Rituals	78/488768	9/23/2004	3015592	11/15/2005	Registered
Caesars World, Inc.	United States	Rome Casino	78/485663	9/17/2004	3060087	2/21/2006	Registered
Caesars World, Inc.	United States	Seahorse Slots	78/368067	2/13/2004	3024562	12/6/2005	Registered
Caesars World, Inc.	United States	Seahorse Slots	78/368074	2/13/2004	2968751	7/12/2005	Registered
Caesars World, Inc.	United States	Spanish Steps	73/207896	3/19/1979	1146922	2/10/1981	Registered
Caesars World, Inc.	United States	The Forum Shops	78/753702	11/14/2005	3249070	6/5/2007	Registered
Caesars World, Inc.	United States	The Forum Shops at Caesars	74/097973	9/17/1990	1829004	3/29/1994	Registered
Caesars World, Inc.	United States	The Life You Were Meant To Live	77/438794	4/3/2008	3588734	3/10/2009	Registered
Caesars World, Inc.	United States	The Other Tunica	78/381165	3/9/2004	2933243	3/15/2005	Registered
Caesars World, Inc.	United States	The Palace	81/128428	5/25/1978	1128428	12/25/1979	Registered
Caesars World, Inc.	United States	The Palace Court	76/443613	8/26/2002	2707034	4/15/2003	Registered
Caesars World, Inc.	United States	The Palace Court	73/132703	7/5/1977	1128000	12/18/1979	Registered
Caesars World, Inc.	United States	The Pier at Caesars	78/567836	2/15/2005	3178188	11/28/2006	Registered
Caesars World, Inc.	United States	The Pier Shops at Caesars (& Design)	77/045400	11/16/2006	3367765	1/15/2008	Registered
Caesars World, Inc.	United States	Toga Teddy	73/778759	2/6/1989	1676542	2/25/1992	Registered
HHLV Management Company	United States	Binion’s (Block)	78/477531	9/1/2004			Filed
HHLV Management Company	United States	Binion’s (Oval Design)	78/478312	9/3/2004			Filed
Harrah’s License Company, LLC	Arizona	Agave’s (Design)	NA	3/31/2003	47189	3/31/2003	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Arizona	The Harvest (Design)	NA	3/31/2003	47190	3/31/2003	Registered
Harrah’s License Company, LLC	California	Fortunes, A Noodle Bar	NA	9/5/2002	56663	9/5/2002	Registered
Harrah’s License Company, LLC	California	International Buffet (Design)	NA	9/5/2002	56665	9/5/2002	Registered
Harrah’s License Company, LLC	California	San Luis Rey Cafe (Design)	NA	9/5/2002	56664	9/5/2002	Registered
Harrah’s License Company, LLC	California	Where the Stars Surround You	64445	3/19/2008	64445	3/19/2008	Registered
Harrah’s License Company, LLC	Illinois	Mosaic			96770	10/30/2006	Registered
Harrah’s License Company, LLC	Illinois	Union Station Buffet (Design)	NA	12/12/2002	89930	12/12/2002	Registered
Harrah’s License Company, LLC	Indiana	Envy Stage Bar			2008-0359	5/14/2008	Registered
Harrah’s License Company, LLC	Indiana	French Quarter	NA	2/27/2002	2002-0111	2/27/2002	Registered
Harrah’s License Company, LLC	Indiana	High Voltage Grille	NA	2/27/2002	2002-0110	2/27/2002	Registered
Harrah’s License Company, LLC	Indiana	Midwest Regional Poker Championships		5/25/2006	2006-0312	5/25/2006	Registered
Harrah’s License Company, LLC	Indiana	The Venue (logo)			2009-0045	1/21/2009	Registered
Harrah’s License Company, LLC	Iowa	Ace’s Diner (Design)	NA	12/9/2002	W00335092	12/9/2002	Registered
Harrah’s License Company, LLC	Iowa	Fresh Market Square (Banner Design)	NA	9/23/2002	5480TM000270944	9/23/2002	Registered
Harrah’s License Company, LLC	Louisiana	“LA Downs”	NA	3/24/1993	NA	3/24/2003	Registered
Harrah’s License Company, LLC	Louisiana	“LA. Downs”	NA	3/24/1993	NA	3/24/2003	Registered
Harrah’s License Company, LLC	Louisiana	“Louisiana Downs Today”	NA	3/24/1993	NA	3/24/2003	Registered
Harrah’s License Company, LLC	Louisiana	“Louisiana Downs”	NA	3/24/1993	NA	3/24/2003	Registered
Harrah’s License Company, LLC	Louisiana	“Super Derby”	NA	3/24/1993	NA	3/24/2003	Registered
Harrah’s License Company, LLC	Louisiana	“The Inside Track” (Block)	NA	3/24/1993	NA	3/24/2003	Registered
Harrah’s License Company, LLC	Louisiana	Aromas (Design)	NA	12/17/2001	57-2530	12/17/2001	Registered
Harrah’s License Company, LLC	Louisiana	Attire to Inspire (logo)	NA	8/27/2007	59-7833	8/27/2007	Registered
Harrah’s License Company, LLC	Louisiana	Barataria Cove (Block)	NA	10/4/2002	57-5584	10/4/2002	Registered
Harrah’s License Company, LLC	Louisiana	Best Bet Media	NA	7/31/2000	NA	7/31/2000	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Louisiana	Best Blackjack in Louisiana (Block)	NA	12/30/1996	NA	12/30/1996	Registered
Harrah’s License Company, LLC	Louisiana	Black Gold (Block)	NA	3/24/1993	NA	3/24/2003	Registered
Harrah’s License Company, LLC	Louisiana	Get Real (Block)	NA	4/4/1996	NA	4/4/1996	Registered
Harrah’s License Company, LLC	Louisiana	Ha Long Baccarat Bay (Block)			60-3853	10/23/2008	Registered
Harrah’s License Company, LLC	Louisiana	Harrah’s Casino New Orleans (Orbit Design)	NA	1/6/1995	NA	1/6/1995	Registered
Harrah’s License Company, LLC	Louisiana	Harrah’s New Orleans Casino Trade Name	NA	4/21/1995	NA	4/21/1995	Registered
Harrah’s License Company, LLC	Louisiana	Home of Best Odds & Highest Limits	NA	7/1/1996	NA	7/1/1996	Registered
Harrah’s License Company, LLC	Louisiana	Home of Loosest Slots & Biggest Jackpots	NA	7/21/1996	NA	7/21/1996	Registered
Harrah’s License Company, LLC	Louisiana	Horse Cents (Block)	NA	12/4/2003	58-0417	12/4/2003	Registered
Harrah’s License Company, LLC	Louisiana	Horseshoe Casino. Hotel	NA	8/18/1994	52-1828	8/18/1994	Registered
Harrah’s License Company, LLC	Louisiana	Horseshoe Spirits and Tobacco (Block)	NA	1/1/2002	NA	1/1/2002	Registered
Harrah’s License Company, LLC	Louisiana	Impulse, Inc.	NA	1/30/2001	NA	1/30/2001	Registered
Harrah’s License Company, LLC	Louisiana	Magnolia Buffet (Design)	NA	10/4/2002	57-5582	10/4/2002	Registered
Harrah’s License Company, LLC	Louisiana	Monday Night Madness (Block)	NA	9/30/1996	NA	9/30/1996	Registered
Harrah’s License Company, LLC	Louisiana	Nutra Gro	NA	3/24/1993	NA	3/24/2003	Registered
Harrah’s License Company, LLC	Louisiana	Pepper Rose (Design)	NA	12/17/2001	57-2528	12/17/2001	Registered
Harrah’s License Company, LLC	Louisiana	Rockin’ on the Red				6/28/2006	Registered
Harrah’s License Company, LLC	Louisiana	Salon Prive (Block)	NA	10/4/2002	57-5581	10/4/2002	Registered
Harrah’s License Company, LLC	Louisiana	Sky Club	NA	12/10/1999	56-4812	12/10/1999	Registered
Harrah’s License Company, LLC	Louisiana	Sky Room	NA	12/10/1999	56-4814	12/10/1999	Registered
Harrah’s License Company, LLC	Louisiana	The Legend Maker (Block)	NA	12/1/1999	NA	12/1/1999	Registered
Harrah’s License Company, LLC	Louisiana	The Manor Room (Block)	NA	10/4/2002	57-5583	10/4/2002	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Louisiana	The Pelican Room	NA	12/22/1999	56-4924	12/22/1999	Registered
Harrah’s License Company, LLC	Louisiana	The Sky Club at Fair Grounds	NA	12/10/1999	56-4813	12/10/1999	Registered
Harrah’s License Company, LLC	Minnesota	Grand Casinos, Inc. (with pot of gold design)			19,006	3/10/1992	Registered
Harrah’s License Company, LLC	Mississippi	Ace High Snack Bar (block)				11/10/2008	Registered
Harrah’s License Company, LLC	Mississippi	Casino Row			NA	8/14/2001	Registered
Harrah’s License Company, LLC	Mississippi	Home of Best Odds & Highest Limits	NA	7/22/1996	NA	7/22/1996	Registered
Harrah’s License Company, LLC	Mississippi	Home of Loosest Slots & Biggest Jackpots	NA	7/23/1996	NA	7/23/1996	Registered
Harrah’s License Company, LLC	Mississippi	Magnolia A Delta Grille			NA	8/22/2007	Registered
Harrah’s License Company, LLC	Mississippi	Payouts Plus				11/10/2008	Registered
Harrah’s License Company, LLC	Mississippi	Share the Wealth			NA	3/22/2007	Registered
Harrah’s License Company, LLC	Mississippi	The Delta’s Hottest Slots (Block)	NA	11/21/1994	NA	11/21/1994	Registered
Harrah’s License Company, LLC	Mississippi	The Links at Cottonwoods (Block)				11/12/2008	Registered
Harrah’s License Company, LLC	Mississippi	Where you want to be			NA	3/1/2007	Registered
Harrah’s License Company, LLC	Missouri	Antonio’s	NA	6/11/2002	S015794	6/11/2002	Registered
Harrah’s License Company, LLC	Missouri	Grill 21 (logo)			NA	4/13/2007	Registered
Harrah’s License Company, LLC	Missouri	iBonus & Design			S017208	1/24/2006	Registered
Harrah’s License Company, LLC	Missouri	Moby’s Fish Tales (Block)			S017209	1/24/2006	Registered
Harrah’s License Company, LLC	Missouri	Monster Roll (Block)	17046	9/8/2005	17046	9/8/2005	Registered
Harrah’s License Company, LLC	Missouri	Young at Heart Club (Block)	NA	12/13/2001	S15609	12/13/2001	Registered
Harrah’s License Company, LLC	Nevada	All American Bar & Grille (Design)	NA	11/12/1991	24-833	11/12/1991	Registered
Harrah’s License Company, LLC	Nevada	Alta Villa			E0095822009-4	2/19/2009	Registered
Harrah’s License Company, LLC	Nevada	Altitude			E0208662006-8	3/21/2006	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Nevada	American River Cafe (Block)	30 34	5/29/1997	30-034	5/29/1997	Registered
Harrah’s License Company, LLC	Nevada	American River Cafe (Design)	NA	11/17/1997	30-450	11/17/1997	Registered
Harrah’s License Company, LLC	Nevada	Antonio’s (Stylized)	NA	11/21/1995	28-620	11/21/1995	Registered
Harrah’s License Company, LLC	Nevada	Asia (Block)	NA	8/26/1997	30 -251	8/26/1997	Registered
Harrah’s License Company, LLC	Nevada	Bally’s Las Vegas Casino/Hotel			21,338	10/5/1987	Registered
Harrah’s License Company, LLC	Nevada	Bill’s (Design)	21-394	11/5/1987	21-394	11/5/1987	Registered
Harrah’s License Company, LLC	Nevada	Bugsy’s Bar			34,409	12/27/2001	Registered
Harrah’s License Company, LLC	Nevada	Buzios Seafood Restaurant & Design	NA	11/21/1995	28 -648	11/21/1995	Registered
Harrah’s License Company, LLC	Nevada	Calor			20070502731-47	7/24/2007	Registered
Harrah’s License Company, LLC	Nevada	Cancun Lagoon (Block)	25-701	11/4/1992	25-701	11/4/1992	Registered
Harrah’s License Company, LLC	Nevada	Cash is King (Design)	NA	8/9/1996	29-298	8/9/1996	Registered
Harrah’s License Company, LLC	Nevada	Club Flamingo			24,530	6/27/1991	Registered
Harrah’s License Company, LLC	Nevada	Club Rio (Design)	NA	11/12/1991	24-837	11/12/1991	Registered
Harrah’s License Company, LLC	Nevada	Cockeyed Clam			E0640022006-6	8/24/2006	Registered
Harrah’s License Company, LLC	Nevada	du Parc			32,653	1/25/2000	Registered
Harrah’s License Company, LLC	Nevada	Eiffel Tour			32,363	9/30/1999	Registered
Harrah’s License Company, LLC	Nevada	Eiffel Tour Store			32,364	9/30/1999	Registered
Harrah’s License Company, LLC	Nevada	Fill ‘Em Up Fridays			E0256512008-1	4/15/2008	Registered
Harrah’s License Company, LLC	Nevada	Flamingo (stylized) Las Vegas			32,589	12/29/1999	Registered
Harrah’s License Company, LLC	Nevada	Flamingo (stylized) Las Vegas with Bird Design			32,588	12/29/1999	Registered
Harrah’s License Company, LLC	Nevada	Flavors, The Buffet			E0590482006-9	8/9/2006	Registered
Harrah’s License Company, LLC	Nevada	Food, Fun & Fortune	26 125	3/31/1993	26-125	3/31/2003	Registered
Harrah’s License Company, LLC	Nevada	Friday’s Station (Block)	NA	8/26/1997	30-253	8/26/1997	Registered
Harrah’s License Company, LLC	Nevada	Get a Little Irish in Ya! (Block)			E0681252007-3	9/26/2007	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Nevada	Gi Fu Loh (& Design)			E0517072007-2	7/20/2007	Registered
Harrah’s License Company, LLC	Nevada	Gustav’s Bar			32,646	1/25/2000	Registered
Harrah’s License Company, LLC	Nevada	Harrah’s Three Wishes (Design)	NA	5/10/1991	24-427	5/10/1991	Registered
Harrah’s License Company, LLC	Nevada	Harvey’s (Stylized)	16 376	6/18/1980	16-376	6/18/1980	Registered
Harrah’s License Company, LLC	Nevada	Harveys Winter Wonderland	26026	2/25/1998	26-026	2/25/2003	Registered
Harrah’s License Company, LLC	Nevada	JJ’S Boulangerie			32,649	1/25/2000	Registered
Harrah’s License Company, LLC	Nevada	Jubilee!			35,311	2/13/2003	Registered
Harrah’s License Company, LLC	Nevada	La Cave & Design			32,596	12/29/1999	Registered
Harrah’s License Company, LLC	Nevada	La Menagerie de Paris			32,373	9/30/2004	Registered
Harrah’s License Company, LLC	Nevada	La Vogue			32,370	9/30/1999	Registered
Harrah’s License Company, LLC	Nevada	L’art de Paris			32,371	9/30/1999	Registered
Harrah’s License Company, LLC	Nevada	Latin Libido			E0289892007-3	4/23/2007	Registered
Harrah’s License Company, LLC	Nevada	Le Bar du Sport			32,647	1/25/2000	Registered
Harrah’s License Company, LLC	Nevada	Le Cafe du Parc			32,705	2/2/2000	Registered
Harrah’s License Company, LLC	Nevada	Le Cafe Ile St. Louis			32,560	1/25/2000	Registered
Harrah’s License Company, LLC	Nevada	Le Journal			32,365	9/30/1999	Registered
Harrah’s License Company, LLC	Nevada	Le Provencal			32,671	1/25/2000	Registered
Harrah’s License Company, LLC	Nevada	Le Salon Des Tables			32,645	1/25/2000	Registered
Harrah’s License Company, LLC	Nevada	Le Village Buffet (Design)			32,654	1/24/2000	Registered
Harrah’s License Company, LLC	Nevada	Lenotre			32,369	9/30/1999	Registered
Harrah’s License Company, LLC	Nevada	Les Elements			32,368	9/30/1999	Registered
Harrah’s License Company, LLC	Nevada	Les Enfants			32,372	9/30/1999	Registered
Harrah’s License Company, LLC	Nevada	Les Memoires			32,367	9/30/1999	Registered
Harrah’s License Company, LLC	Nevada	March Mania			32,799	3/1/2000	Registered
Harrah’s License Company, LLC	Nevada	Masquerade Show in the Sky			E0796512007-3	11/16/2007	Registered
Harrah’s License Company, LLC	Nevada	Masquerade Showroom (Block)			E0542812007-3	7/31/2007	Registered
Harrah’s License Company, LLC	Nevada	Masquerade Village	NA	8/8/1996	29-285	8/8/1996	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Nevada	Napa Restaurant (Design)	NA	4/15/1996	28-940	4/15/1996	Registered
Harrah’s License Company, LLC	Nevada	Napoleon’s			32,648	1/25/2000	Registered
Harrah’s License Company, LLC	Nevada	Nosh & Design			36,633	8/17/2004	Registered
Harrah’s License Company, LLC	Nevada	Now That’s Amore			20080398570-82	6/12/2008	Registered
Harrah’s License Company, LLC	Nevada	Paradise Garden Buffet & Design			30,208	8/14/1997	Registered
Harrah’s License Company, LLC	Nevada	Paris			32,879	3/28/2000	Registered
Harrah’s License Company, LLC	Nevada	Paris (Stylized)			32,878	3/28/2000	Registered
Harrah’s License Company, LLC	Nevada	Paris Las Vegas			32,880	3/28/2000	Registered
Harrah’s License Company, LLC	Nevada	Paris Las Vegas			32,881	3/28/2000	Registered
Harrah’s License Company, LLC	Nevada	Penazzi			E0560972006-2	7/31/2006	Registered
Harrah’s License Company, LLC	Nevada	Presse			32,366	9/30/1999	Registered
Harrah’s License Company, LLC	Nevada	Pro Pick Progressive			E0643202007-2	9/7/2007	Registered
Harrah’s License Company, LLC	Nevada	Quick Pik - Quick Pick	22-778	6/23/1989	22-778	6/23/1989	Registered
Harrah’s License Company, LLC	Nevada	Rio Rita (Stylized)	NA	11/12/1991	24-832	11/12/1991	Registered
Harrah’s License Company, LLC	Nevada	Rio Secco Golf Club (Design)	NA	5/27/1999	32-041	5/27/1999	Registered
Harrah’s License Company, LLC	Nevada	Rio Suite Hotel & Casino (Block)	NA	7/6/1989	22-821	7/6/1989	Registered
Harrah’s License Company, LLC	Nevada	Rio Suite Hotel & Casino (Standarized Chinese Translation) Trade Name	NA	11/25/1996	29-612	11/25/1996	Registered
Harrah’s License Company, LLC	Nevada	Sao Paulo Cafe (Design)	NA	12/10/2002	35-154	12/10/2002	Registered
Harrah’s License Company, LLC	Nevada	Sierra Choices			E0595782007-1	8/21/2007	Registered
Harrah’s License Company, LLC	Nevada	South Shore Room	NA	9/1/1982	18-002	9/1/1982	Registered
Harrah’s License Company, LLC	Nevada	Stay and Play (Block)	22-191	11/17/1998	22-191	11/17/2003	Registered
Harrah’s License Company, LLC	Nevada	Steakhouse46			E0590452006-6	8/9/2006	Registered
Harrah’s License Company, LLC	Nevada	Superbook			23,382	2/21/1990	Registered
Harrah’s License Company, LLC	Nevada	The 18 Hour Happy Hour			E0776432006-8	10/20/2006	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Nevada	The Party’s at Harveys!	26 25	2/25/1993	2625	2/25/2003	Registered
Harrah’s License Company, LLC	Nevada	The Spa at the Rio	NA	11/21/1995	28-649	11/21/1995	Registered
Harrah’s License Company, LLC	Nevada	The Village	NA	7/16/1996	29-172	7/16/1996	Registered
Harrah’s License Company, LLC	Nevada	The Village Seafood Buffet (Design)	NA	4/15/1996	28-941	4/15/1996	Registered
Harrah’s License Company, LLC	Nevada	The Wine Cellar Tasting Room (Design)	NA	4/15/1996	28-937	4/15/1996	Registered
Harrah’s License Company, LLC	Nevada	Vex			E0500352006-6	7/3/2006	Registered
Harrah’s License Company, LLC	Nevada	Voga			E0020142008-2	1/8/2008	Registered
Harrah’s License Company, LLC	Nevada	Voodoo Cafe (Block)	NA	7/16/1996	29- 173	7/16/1996	Registered
Harrah’s License Company, LLC	Nevada	Voodoo Lounge	NA	5/28/2002	34-790	5/28/2002	Registered
Harrah’s License Company, LLC	Nevada	Voodoo, An Orleans-Style Restaurant (Block)	NA	4/15/1996	28942	4/15/1996	Registered
Harrah’s License Company, LLC	Nevada	Wheel and Skull of Bovine Animal (Design)	NA	6/18/1980	16-377	6/18/2000	Registered
Harrah’s License Company, LLC	New Jersey	$10,000 Pyramid			10,296	2/26/1992	Registered
Harrah’s License Company, LLC	New Jersey	6ix A Bistro (logo)	NA		23095	7/16/2008	Registered
Harrah’s License Company, LLC	New Jersey	Baccarat Palace			22734	3/30/2007	Registered
Harrah’s License Company, LLC	New Jersey	Bally’s Blue Martini			21,261	2/4/2003	Registered
Harrah’s License Company, LLC	New Jersey	Bally’s Most Wanted (and Design)			14,868	9/23/1997	Registered
Harrah’s License Company, LLC	New Jersey	Billy’s			13,807	1/11/1996	Registered
Harrah’s License Company, LLC	New Jersey	Bronco Buster (and Design)			14,870	9/23/1997	Registered
Harrah’s License Company, LLC	New Jersey	Casa Di Napoli (Words)	NA	12/11/2002	21223	12/11/2002	Registered
Harrah’s License Company, LLC	New Jersey	Cash Express (Stylized)			20,569	2/13/2001	Registered
Harrah’s License Company, LLC	New Jersey	Crazy Joker (and Design)			14,869	9/23/1997	Registered
Harrah’s License Company, LLC	New Jersey	Diamond Cove (Block)	NA	10/29/2002	21184	10/29/2002	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	New Jersey	Fast Fifties			10,297	2/26/1992	Registered
Harrah’s License Company, LLC	New Jersey	French Quarter Buffet (Design)	NA	12/11/2002	21224	12/11/2002	Registered
Harrah’s License Company, LLC	New Jersey	Gold Tooth Gerties			20,499	12/5/2000	Registered
Harrah’s License Company, LLC	New Jersey	Hidden Treasures & Design			13,889	4/9/1996	Registered
Harrah’s License Company, LLC	New Jersey	Jackpot Fiesta (and Design)			14,872	9/23/1997	Registered
Harrah’s License Company, LLC	New Jersey	Jackpot Roundup (and Design)			14,867	9/23/1997	Registered
Harrah’s License Company, LLC	New Jersey	Jackson Square (Block)	NA		22483	4/21/2006	Registered
Harrah’s License Company, LLC	New Jersey	Lone Star Snack Bar			14,776	7/17/1997	Registered
Harrah’s License Company, LLC	New Jersey	Lucky Horseshoes (and Design)			14,874	9/23/2002	Registered
Harrah’s License Company, LLC	New Jersey	Mansion Cafe (Script)	NA	12/11/2002	21221	12/11/2002	Registered
Harrah’s License Company, LLC	New Jersey	Mountain Bar (and Logo)			14,809	8/11/1997	Registered
Harrah’s License Company, LLC	New Jersey	Mr. Ming’s			15,079	3/5/1998	Registered
Harrah’s License Company, LLC	New Jersey	MVP			20,440	9/18/1990	Registered
Harrah’s License Company, LLC	New Jersey	Noodle Village (logo)			22733	3/30/2007	Registered
Harrah’s License Company, LLC	New Jersey	Pay Day!			20,698	6/11/2001	Registered
Harrah’s License Company, LLC	New Jersey	Pickles - More than a Deli			15,515	12/17/1998	Registered
Harrah’s License Company, LLC	New Jersey	Poker, Ponies & Keno			13,806	1/11/1996	Registered
Harrah’s License Company, LLC	New Jersey	Runaway Jackpots (Stylized)			14,871	9/23/1997	Registered
Harrah’s License Company, LLC	New Jersey	Spa Cafe			15,516	12/17/1998	Registered
Harrah’s License Company, LLC	New Jersey	Studio			15,289	7/14/1998	Registered
Harrah’s License Company, LLC	New Jersey	Taste of the Shore			23013	3/27/2008	Registered
Harrah’s License Company, LLC	New Jersey	The Clardige Tower at Bally’s			21,296	3/17/2003	Registered
Harrah’s License Company, LLC	New Jersey	The Sidewalk Cafe			15,517	12/17/1998	Registered
Harrah’s License Company, LLC	New Jersey	Toast to the Coast			23110	9/2/2008	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	New Jersey	Virginia City Buffet (and Logo)			14,806	8/11/1997	Registered
Harrah’s License Company, LLC	New Jersey	Wild Party			13,903	4/11/1996	Registered
Harrah’s License Company, LLC	North Carolina	$100,000 Fishing Challenge & Outdoor Expo (logo)			19572	9/11/2008	Registered
Harrah’s License Company, LLC	North Carolina	Selu Garden Cafe (Design)	NA	4/23/2003	T-17394	4/23/2003	Registered
Harrah’s License Company, LLC	Pennsylvania	The Copper Mug			3338702	10/23/2006	Registered
Harrah’s License Company, LLC	United States	“Even Your Appetite Wins Here.”	78/787387	1/9/2006	3171511	11/14/2006	Registered
Harrah’s License Company, LLC	United States	“GO” - Grand One Stylized Logo	78/509792	11/2/2004	3065452	3/7/2006	Registered
Harrah’s License Company, LLC	United States	“If you’re gambling we’re gonna comp you.”	78/787592	1/9/2006	3171513	11/14/2006	Registered
Harrah’s License Company, LLC	United States	“Make it right for the gambler.”	78/787382	1/9/2006	3171510	11/14/2006	Registered
Harrah’s License Company, LLC	United States	“Nobody does more for the gambler.”	78/798458	1/24/2006	3177129	11/28/2006	Registered
Harrah’s License Company, LLC	United States	“This is the Original Gambling Joint.”	78/787353	1/9/2006	3171509	11/14/2006	Registered
Harrah’s License Company, LLC	United States	“We give gamblers what they want.”	78/798397	1/24/2006	3177127	11/28/2006	Registered
Harrah’s License Company, LLC	United States	$1 Million in the Bag	78/926951	7/11/2006	3239725	5/8/2007	Registered
Harrah’s License Company, LLC	United States	1-800-HARRAHS	75/242363	2/13/1997	2118116	12/2/1997	Registered
Harrah’s License Company, LLC	United States	‘37 (Logo)	77/424180	3/17/2008	3555139	12/30/2008	Registered
Harrah’s License Company, LLC	United States	A Whole New Breed of Casino (Block)	78/423834	5/24/2004	3020080	11/29/2005	Registered
Harrah’s License Company, LLC	United States	Ace’s Diner	78/944004	8/3/2006	3242478	5/15/2007	Registered
Harrah’s License Company, LLC	United States	Adventure Elevated.	77/436939	4/1/2008	3535278	11/18/2008	Registered
Harrah’s License Company, LLC	United States	All Slots. All Loose. All The Time.	76/461566	10/24/2002	2771335	10/7/2003	Registered
Harrah’s License Company, LLC	United States	Animations	74/107682	10/22/1990	1677163	2/25/1992	Registered
Harrah’s License Company, LLC	United States	Any Way You Spend, You Win!	77/583495	10/1/2008			Filed

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	As Vegas as Vegas Gets.	76/547638	9/29/2003	2934412	3/22/2005	Registered
Harrah’s License Company, LLC	United States	Atlantic City Country Club (Block)	77/545269	8/12/2008	3586996	3/10/2009	Registered
Harrah’s License Company, LLC	United States	B (Block)	75/090602	4/18/1996	2164444	6/9/1998	Registered
Harrah’s License Company, LLC	United States	Bally	74/155686	4/9/1991	1909427	8/1/1995	Registered
Harrah’s License Company, LLC	United States	Bally	73/687446	10/2/1987	1552562	8/22/1989	Registered
Harrah’s License Company, LLC	United States	Bally (Stylized Script)	71/532200	8/23/1947	505218	12/28/1948	Registered
Harrah’s License Company, LLC	United States	Bally (Stylized Script)	73/024101	6/13/1974	1012119	6/3/1975	Registered
Harrah’s License Company, LLC	United States	Bally (Stylized Script)	74/063579	5/29/1990	1646697	6/4/1991	Registered
Harrah’s License Company, LLC	United States	Bally (Stylized Script)	75/823120	10/14/1999	2377709	8/15/2000	Registered
Harrah’s License Company, LLC	United States	Bally Gaming	74/282077	6/4/1992	1820490	2/8/1994	Registered
Harrah’s License Company, LLC	United States	Bally’s	74/538625	6/16/1994	1955699	2/13/1996	Registered
Harrah’s License Company, LLC	United States	Bally’s	73/809446	6/27/1989	1581959	2/6/1990	Registered
Harrah’s License Company, LLC	United States	Bally’s	73/666822	6/15/1987	1523910	2/7/1989	Registered
Harrah’s License Company, LLC	United States	Bally’s	73/666811	6/12/1987	1515843	12/6/1988	Registered
Harrah’s License Company, LLC	United States	Bally’s (Stylized)	74/711619	8/7/1995	2048291	3/25/1997	Registered
Harrah’s License Company, LLC	United States	Bambu (Block)	78/703992	8/31/2005	3135595	8/29/2006	Registered
Harrah’s License Company, LLC	United States	Be Inspired	78/366079	2/11/2004	2974511	7/19/2005	Registered
Harrah’s License Company, LLC	United States	Beat the House	78/242820	4/29/2003	3117854	7/18/2006	Registered
Harrah’s License Company, LLC	United States	Because More Is Better	78/233132	4/2/2003	2819968	3/2/2004	Registered
Harrah’s License Company, LLC	United States	Beef Barron	78/660725	6/29/2005	3106584	6/20/2006	Registered
Harrah’s License Company, LLC	United States	Beijing Noodle No. 9	77/269189	8/31/2007			Filed
Harrah’s License Company, LLC	United States	Bellissimo	77/032971	10/31/2006	3246044	5/29/2007	Registered
Harrah’s License Company, LLC	United States	Benny’s Back Room (logo)	77/547938	8/15/2008			Filed
Harrah’s License Company, LLC	United States	Bevertainer (Block)	78/217653	2/21/2003	2849732	6/1/2004	Registered
Harrah’s License Company, LLC	United States	Bevertainment (Block)	78/217642	2/21/2003	3077332	4/4/2006	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Big Bucks	74/227176	12/4/1991	1847026	7/26/1994	Registered
Harrah’s License Company, LLC	United States	Bill’s (Block)	73/746130	8/15/1988	1530198	3/14/1989	Registered
Harrah’s License Company, LLC	United States	Bill’s (Block)	77/663532	2/4/2008			Filed
Harrah’s License Company, LLC	United States	Bill’s Gamblin’ Hall & Saloon (Design)	77/074520	1/2/2007	3316023	10/23/2007	Registered
Harrah’s License Company, LLC	United States	Bluesville (Block)	77/234865	7/20/2007	3456911	7/1/2008	Registered
Harrah’s License Company, LLC	United States	Bluesville (Logo)	77/523188	7/16/2008	3554133	12/30/2008	Registered
Harrah’s License Company, LLC	United States	Bluesville (Logo)	75/182186	10/15/1996	2148837	4/7/1998	Registered
Harrah’s License Company, LLC	United States	Bluffs Run (Block)	76/123859	9/16/2000	2558258	4/9/2002	Registered
Harrah’s License Company, LLC	United States	Boost	78/842377	3/21/2006	3216589	3/6/2007	Registered
Harrah’s License Company, LLC	United States	Buzios (Block)	74/442023	9/29/1993	2085147	8/5/1997	Registered
Harrah’s License Company, LLC	United States	Cafe Andreotti (Block)	75/646182	2/19/1999	2335359	3/28/2000	Registered
Harrah’s License Company, LLC	United States	Cafe Sonoma (Block)	75/366143	10/1/1997	2312618	1/25/2000	Registered
Harrah’s License Company, LLC	United States	Cafe Sonoma (Design)	75/514389	7/6/1998	2323248	2/29/2000	Registered
Harrah’s License Company, LLC	United States	Candymania	74/636158	2/21/1995	2007114	10/8/1996	Registered
Harrah’s License Company, LLC	United States	Carnival World Buffet (Block)	74/401180	6/14/1993	1827883	3/22/1994	Registered
Harrah’s License Company, LLC	United States	Carvings	78/732311	10/13/2005	3141982	9/12/2006	Registered
Harrah’s License Company, LLC	United States	Cascata	75/712526	5/24/1999	2498816	10/16/2001	Registered
Harrah’s License Company, LLC	United States	Cascata	75/712527	5/24/1999	2565667	4/30/2002	Registered
Harrah’s License Company, LLC	United States	Cash Scratch Fever (Block)	78/289472	8/18/2003	2869743	8/3/2004	Registered
Harrah’s License Company, LLC	United States	Casino Row	78/366812	2/12/2004	2994544	9/13/2005	Registered
Harrah’s License Company, LLC	United States	C’est Si Bon	75/728104	6/14/1999	2407315	11/21/2000	Registered
Harrah’s License Company, LLC	United States	Champagne Slots	78/457601	7/27/2004	3020236	11/29/2005	Registered
Harrah’s License Company, LLC	United States	Choose Your Escape	77/366300	1/8/2008	3548026	12/16/2008	Registered
Harrah’s License Company, LLC	United States	City Lites	73/337024	11/13/1981	1243194	6/21/1983	Registered
Harrah’s License Company, LLC	United States	Claridge	74/394152	5/24/1993	1842112	6/28/1994	Registered
Harrah’s License Company, LLC	United States	Club Cappuccino (Block)	75/009005	10/23/1995	2020589	12/3/1996	Registered
Harrah’s License Company, LLC	United States	Club Cappuccino (Design)	76/319394	10/1/2001	2731316	7/1/2003	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Club Rio (Design)	75/743583	7/2/1999	2345553	4/25/2000	Registered
Harrah’s License Company, LLC	United States	CodeGreen (Logo)	77/462727	5/1/2008	3617308	5/5/2009	Registered
Harrah’s License Company, LLC	United States	Color	77/323570	11/7/2007			Filed
Harrah’s License Company, LLC	United States	Color - A Salon	77/323575	11/7/2007			Filed
Harrah’s License Company, LLC	United States	Community Riches	77/398083	2/15/2008			Filed
Harrah’s License Company, LLC	United States	Cowboy Bill (logo) (color)	77/529148	7/23/2008			Filed
Harrah’s License Company, LLC	United States	Coyote Kate’s Slot Parlor	76/067657	6/9/2000	2523523	12/25/2001	Registered
Harrah’s License Company, LLC	United States	Dealertainers	76/540597	8/12/2003	2888634	9/28/2004	Registered
Harrah’s License Company, LLC	United States	Directbet (Block)	76/539461	8/11/2003	2949255	5/10/2005	Registered
Harrah’s License Company, LLC	United States	Driven to Win	77/666043	2/9/2009			Filed
Harrah’s License Company, LLC	United States	Earned Everywhere. Redeemed Anywhere.	77/582460	9/30/2008	3615784	5/5/2009	Registered
Harrah’s License Company, LLC	United States	Earning is half the fun.	77/497597	6/12/2008	3554091	12/30/2008	Registered
Harrah’s License Company, LLC	United States	Earthurgency	77/519779	7/11/2008			Filed
Harrah’s License Company, LLC	United States	Eat Up Buffet (logo)	77/265856	8/28/2007	3455130	6/24/2008	Registered
Harrah’s License Company, LLC	United States	Embracing Diversity for the Common Good	77/243269	7/31/2007	3444215	6/10/2008	Registered
Harrah’s License Company, LLC	United States	Etc (logo)	77/424067	3/17/2008	3577746	2/17/2009	Registered
Harrah’s License Company, LLC	United States	ETotal Rewards	78/157406	8/23/2002	2814216	2/10/2004	Registered
Harrah’s License Company, LLC	United States	Everyone Plays a Part	77/461080	4/29/2008	3577807	2/17/2009	Registered
Harrah’s License Company, LLC	United States	Everything’s Sexier in Paris	77/451232	4/17/2008	3530914	11/11/2008	Registered
Harrah’s License Company, LLC	United States	Exotic. Uninhibited. Fun.	76/438775	8/6/2002	2709302	4/22/2003	Registered
Harrah’s License Company, LLC	United States	Express Play (Block)	78/154762	8/15/2002	3323794	10/30/2007	Registered
Harrah’s License Company, LLC	United States	Fantasea Reef (Block)	75/086992	4/8/1996	2070875	6/10/1997	Registered
Harrah’s License Company, LLC	United States	Fast Cash	78/154780	8/15/2002	2863641	7/13/2004	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Fast Cash	78/154778	8/15/2002	2880289	8/31/2004	Registered
Harrah’s License Company, LLC	United States	Fast Change (Design)	74/302116	8/7/1992	1765015	4/13/1993	Registered
Harrah’s License Company, LLC	United States	Fiore (Block)	74/671533	5/5/1995	1964224	3/26/1996	Registered
Harrah’s License Company, LLC	United States	Flamingo	74/636612	2/21/1995	1948975	1/16/1996	Registered
Harrah’s License Company, LLC	United States	Flamingo (Stylized)	76/229989	3/22/2001	2517266	12/11/2001	Registered
Harrah’s License Company, LLC	United States	Flamingo (Stylized)	76/229990	3/22/2001	2517267	12/11/2001	Registered
Harrah’s License Company, LLC	United States	Flamingo Bird Design (ONLY)	75/769538	8/6/1999	2350265	5/16/2000	Registered
Harrah’s License Company, LLC	United States	Flamingo Las Vegas	76/006766	3/22/2000	2516588	12/11/2001	Registered
Harrah’s License Company, LLC	United States	Flamingo Las Vegas	76/006767	3/22/2000	2514373	12/4/2001	Registered
Harrah’s License Company, LLC	United States	Food as Exciting as our Gambling	78/787599	1/9/2006	3171514	11/14/2006	Registered
Harrah’s License Company, LLC	United States	Fortuna	77/541968	8/7/2008			Filed
Harrah’s License Company, LLC	United States	Four Winds (Block)	76/464872	11/6/2002	2829389	4/6/2004	Registered
Harrah’s License Company, LLC	United States	Four Winds (Design)	76/464866	11/6/2002	2829388	4/6/2004	Registered
Harrah’s License Company, LLC	United States	Free Slot Play	77/248876	8/7/2007			Filed
Harrah’s License Company, LLC	United States	Fresh Market Square Buffet (Block letters)	78/167332	9/24/2002	2742085	7/29/2003	Registered
Harrah’s License Company, LLC	United States	Fruit Basket Buffet (and Design)	74/388553	5/11/1993	1820290	2/8/1994	Registered
Harrah’s License Company, LLC	United States	Genie (Design)	75/000570	10/2/1995	1990167	7/30/1996	Registered
Harrah’s License Company, LLC	United States	Get More Bang for your Buck ... Guaranteed!	77/028361	10/24/2006	3460107	7/8/2008	Registered
Harrah’s License Company, LLC	United States	Gift Horse (Block)	74/542128	6/24/1994	1943260	12/19/1995	Registered
Harrah’s License Company, LLC	United States	Gigi Paris	78/381582	3/10/2004	3026776	12/13/2005	Registered
Harrah’s License Company, LLC	United States	Go Wild	78/911523	6/19/2006	3213527	2/27/2007	Registered
Harrah’s License Company, LLC	United States	Grand Biloxi Casino Hotel Spa	77/745925	5/27/2009			Filed
Harrah’s License Company, LLC	United States	Grand Casino	76/326837	10/16/2001	2666019	12/24/2002	Registered
Harrah’s License Company, LLC	United States	Grand Casino (pot o’gold design)	75/381758	10/30/1997	2297356	12/7/1999	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Grand Casino Biloxi (with pot of gold design)	74/527169	5/17/1994	2026263	12/31/1996	Registered
Harrah’s License Company, LLC	United States	Grand Casino Kids Quest	74/275431	5/14/1992	1805598	11/16/1993	Registered
Harrah’s License Company, LLC	United States	Grand Casino Tunica Mississippi (and Design)	75/061670	2/9/1996	2138187	2/24/1998	Registered
Harrah’s License Company, LLC	United States	Grand Casinos, Inc. (with pot of gold design)	74/253205	3/9/1992	1735194	11/24/1992	Registered
Harrah’s License Company, LLC	United States	Great Gift Wrap Up	77/273410	9/6/2007	3448364	6/17/2008	Registered
Harrah’s License Company, LLC	United States	H (H in Horseshoe Design)	75/295680	5/21/1997	2141139	3/3/1998	Registered
Harrah’s License Company, LLC	United States	Harrah’s (Block)	74/257775	3/23/1992	1831759	4/19/1994	Registered
Harrah’s License Company, LLC	United States	Harrah’s (Block)	73/101437	9/29/1976	1067887	6/16/1977	Registered
Harrah’s License Company, LLC	United States	Harrah’s (Block)	73/310979	5/18/1981	1237716	5/10/1983	Registered
Harrah’s License Company, LLC	United States	Harrah’s (Block)	78/971741	9/11/2006	3268351	7/24/2007	Registered
Harrah’s License Company, LLC	United States	Harrah’s (Block)	77/063135	12/13/2006	3285300	8/28/2007	Registered
Harrah’s License Company, LLC	United States	Harrah’s (New Swing)	78/249083	5/13/2003	2843123	5/18/2004	Registered
Harrah’s License Company, LLC	United States	Harrah’s (Orbit Design - Lined for Color)	74/615040	12/27/1994	1937292	11/21/1995	Registered
Harrah’s License Company, LLC	United States	Harrah’s (Orbit Design)	74/514951	4/21/1994	1946083	1/2/1996	Registered
Harrah’s License Company, LLC	United States	Harrah’s (Orbit Design)	74/514836	4/21/1994	1957088	2/20/1996	Registered
Harrah’s License Company, LLC	United States	Harrah’s Casino (Block)	75/356576	9/15/1997	2176952	7/28/1998	Registered
Harrah’s License Company, LLC	United States	Harrah’s Constellation Awards (Block)	75/148973	8/12/1996	2057597	4/29/1997	Registered
Harrah’s License Company, LLC	United States	Harrah’s Del Rio (Block)	73/749715	9/2/1988	1557294	9/19/1989	Registered
Harrah’s License Company, LLC	United States	Harrah’s Design	73/419756	4/1/1983	1295055	9/11/1984	Registered
Harrah’s License Company, LLC	United States	Harrah’s Design	73/419468	4/1/1983	1297101	9/18/1984	Registered
Harrah’s License Company, LLC	United States	Harrah’s Foundation (logo)	77/264878	8/27/2007	3408891	4/8/2008	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Harrah’s Lucky Break (and Design)	77/132414	3/15/2007	3351300	12/11/2007	Registered
Harrah’s License Company, LLC	United States	Harrah’s Passport (Block)	75/478478	5/4/1998	2249650	6/1/1999	Registered
Harrah’s License Company, LLC	United States	Harrah’s Three Wishes	76/247550	4/27/2001	3578308	2/24/2009	Registered
Harrah’s License Company, LLC	United States	Harrah’s Winning Together (Block)	78/510174	11/2/2004	3032149	12/20/2005	Registered
Harrah’s License Company, LLC	United States	Harrahs.com	75/383697	11/3/1997	2268340	8/10/1999	Registered
Harrah’s License Company, LLC	United States	Harveys (Block)	74/483631	1/28/1994	2026250	12/31/1996	Registered
Harrah’s License Company, LLC	United States	Harveys (Design)	74/483632	1/28/1994	2038045	2/18/1997	Registered
Harrah’s License Company, LLC	United States	Harveys (Design)	78/821394	2/23/2006	3154177	10/10/2006	Registered
Harrah’s License Company, LLC	United States	Harveys Casino Hotel You Can Have it All	75/295646	5/21/1997	2240209	4/20/1999	Registered
Harrah’s License Company, LLC	United States	Harveys, A Natural Advantage (Block)	76/241350	4/16/2001	2618933	9/10/2002	Registered
Harrah’s License Company, LLC	United States	HD Winning Spree	77/577794	9/24/2008			Filed
Harrah’s License Company, LLC	United States	Hidden Jackpots!	78/567376	2/15/2005	3055169	1/31/2006	Registered
Harrah’s License Company, LLC	United States	Home of Best Odds & Highest Limits	75/126308	6/27/1996	2083671	7/29/1997	Registered
Harrah’s License Company, LLC	United States	Home of Loosest Slots & Biggest Jackpots	75/126318	6/27/1996	2099063	9/23/1997	Registered
Harrah’s License Company, LLC	United States	Home of the Best Odds, Highest Limits & Biggest Jackpots (Block)	76/424606	6/21/2002	2726864	6/17/2003	Registered
Harrah’s License Company, LLC	United States	Horseshoe (Block)	75/736249	6/23/1999	2370824	7/25/2000	Registered
Harrah’s License Company, LLC	United States	Horseshoe (Block)	74/430595	8/31/1993	1839688	6/14/1994	Registered
Harrah’s License Company, LLC	United States	Horseshoe (Block)	74/431062	8/31/1993	1839764	6/14/1994	Registered
Harrah’s License Company, LLC	United States	Horseshoe (Upright Horseshoe Design)	76/160719	11/7/2000	2567003	5/7/2002	Registered
Harrah’s License Company, LLC	United States	Horseshoe with Horseshoe Design	77/657333	1/27/2009			Filed
Harrah’s License Company, LLC	United States	Hot Gifts. Cool Million.	77/253712	8/13/2007	3408859	4/8/2008	Registered
Harrah’s License Company, LLC	United States	How Suite It Is	77/165309	4/25/2007	3392671	3/4/2008	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	iBar and Design	78/791551	1/13/2006			Filed
Harrah’s License Company, LLC	United States	ICocktail	77/572415	9/17/2008			Filed
Harrah’s License Company, LLC	United States	Inner Circle (Block)	75/358121	9/16/1997	2360571	6/20/2000	Registered
Harrah’s License Company, LLC	United States	Ipanema Girls (Block)	74/021847	1/23/1990	1697110	6/23/1992	Registered
Harrah’s License Company, LLC	United States	Island Terrace (Design)	75/414966	1/7/1998	2432522	3/6/2001	Registered
Harrah’s License Company, LLC	United States	It’s a Winner Wonderland	77/605419	10/31/2008			Filed
Harrah’s License Company, LLC	United States	It’s all about the Gambler.	78/787328	1/9/2006	3171508	11/14/2006	Registered
Harrah’s License Company, LLC	United States	It’s All About You (Block)	78/233160	4/2/2003	3089381	5/9/2006	Registered
Harrah’s License Company, LLC	United States	It’s All Grand.	78/765035	12/1/2005	3162505	10/24/2006	Registered
Harrah’s License Company, LLC	United States	It’s Not Just A Game, It’s The Law (Block)	74/669228	5/2/1995	1958131	2/20/1996	Registered
Harrah’s License Company, LLC	United States	Jacques	78/379402	3/5/2004	2934998	3/22/2005	Registered
Harrah’s License Company, LLC	United States	Janelas (Design)	78/706472	9/2/2005	3126836	8/8/2006	Registered
Harrah’s License Company, LLC	United States	Joy Luck Noodle Bar	77/634470	12/16/2008			Filed
Harrah’s License Company, LLC	United States	Just One More Reason to Love New Orleans	75/705688	5/14/1999	2427528	2/6/2001	Registered
Harrah’s License Company, LLC	United States	Know When to Stop Before You Start (Block)	74/555770	8/1/1994	1915702	8/29/1995	Registered
Harrah’s License Company, LLC	United States	Lake Front Hotel Lake Charles	78/853879	4/4/2006	3215433	3/6/2007	Registered
Harrah’s License Company, LLC	United States	Lake Tahoe’s Big Chill	78/220742	3/3/2003	2810666	2/3/2004	Registered
Harrah’s License Company, LLC	United States	Las Vegas Excitement Louisiana Style (Block)	75/009695	10/18/1995	2045583	3/18/1997	Registered
Harrah’s License Company, LLC	United States	Las Vegas Meetings by Harrah’s Entertainment (logo)	77/184425	5/18/2007	3404551	4/1/2008	Registered
Harrah’s License Company, LLC	United States	LB’S Grill	74/537588	6/14/1994	1943593	12/26/1995	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Lightning Quarters	74/332483	11/18/1992	1801151	10/26/1993	Registered
Harrah’s License Company, LLC	United States	Loose Slot Louie	76/461565	10/24/2002	2986756	8/23/2005	Registered
Harrah’s License Company, LLC	United States	Louisiana Bread Company (Design)	78/369337	2/17/2004	3001127	9/27/2005	Registered
Harrah’s License Company, LLC	United States	Louisiana Downs (Block)	78/197284	12/23/2002	2874317	8/17/2004	Registered
Harrah’s License Company, LLC	United States	Louisiana Downs Racing Horses (Design)	78/199756	1/3/2003	2791383	12/9/2003	Registered
Harrah’s License Company, LLC	United States	Luck Ambassador (Block)	78/481496	9/10/2004	3402943	3/25/2008	Registered
Harrah’s License Company, LLC	United States	Lucky Roller (Block)	77/738111	5/15/2009			Filed
Harrah’s License Company, LLC	United States	Market Place Buffet	74/527170	5/17/1994	1922653	9/26/1995	Registered
Harrah’s License Company, LLC	United States	Masquerade & Design	78/647537	6/6/2005	3282446	8/21/2007	Registered
Harrah’s License Company, LLC	United States	Mid-America Poker Classic (Block)	75/767529	8/4/1999	2635950	10/15/2002	Registered
Harrah’s License Company, LLC	United States	Midwest Regional Poker Championships (& Design)	78/877197	5/5/2006	3227526	4/10/2007	Registered
Harrah’s License Company, LLC	United States	Million Dollar Blackjack Tournament (and Design)	76/534970	8/6/2003	2883870	9/14/2004	Registered
Harrah’s License Company, LLC	United States	Million Dollar Rewards (Logo)	77/064706	12/14/2006	3301028	10/2/2007	Registered
Harrah’s License Company, LLC	United States	Millionaire Maker (Block)	74/700888	7/13/1995	1979770	6/11/1996	Registered
Harrah’s License Company, LLC	United States	Miss Rio	78/159715	8/30/2002	3012833	11/8/2005	Registered
Harrah’s License Company, LLC	United States	Money in the Tank	77/492129	6/5/2008	3604172	4/07/2009	Registered
Harrah’s License Company, LLC	United States	More (Logo)	78/290896	8/22/2003	3039952	1/10/2006	Registered
Harrah’s License Company, LLC	United States	More Options. More Choices. More Control. (Block)	78/233159	4/2/2003	2899472	11/2/2004	Registered
Harrah’s License Company, LLC	United States	Mr. Ming’s	74/395750	5/26/1993	1835833	5/10/1994	Registered
Harrah’s License Company, LLC	United States	MVP	73/792991	4/13/1989	1572506	12/19/1989	Registered
Harrah’s License Company, LLC	United States	National Championship of Slots (Block)	74/710130	8/2/1995	2018498	11/19/1996	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	N’awlins Louisiana Cuisine (Design)	78/601696	4/5/2005	3081041	4/11/2006	Registered
Harrah’s License Company, LLC	United States	Nobody Books a Bigger Bet	78/795020	1/19/2006	3177082	11/28/2006	Registered
Harrah’s License Company, LLC	United States	NYC Shell Game	75/854144	11/19/1999	2942300	4/19/2005	Registered
Harrah’s License Company, LLC	United States	Octavius Tower	77/235142	7/20/2007			Filed
Harrah’s License Company, LLC	United States	Oh Yeah!	78/084968	9/21/2001	2719370	5/27/2003	Registered
Harrah’s License Company, LLC	United States	Open Sky Theater (block)	77/409851	2/29/2008			Filed
Harrah’s License Company, LLC	United States	Operation Bet Smart (Block)	74/406592	6/28/1993	1855402	9/20/1994	Registered
Harrah’s License Company, LLC	United States	O’Sheas (Block)	77/606233	11/3/2008			Filed
Harrah’s License Company, LLC	United States	O’Sheas Casino (and Design)	74/163977	5/6/1991	1692034	6/9/1992	Registered
Harrah’s License Company, LLC	United States	Parade of Prizes	77/318210	10/31/2007	3473553	7/22/2008	Registered
Harrah’s License Company, LLC	United States	Paris	74/653425	3/29/1995	2475977	8/7/2001	Registered
Harrah’s License Company, LLC	United States	Paris	77/074187	1/2/2007	3355033	12/18/2007	Registered
Harrah’s License Company, LLC	United States	Paris (and Design)	77/070558	12/22/2006	3361414	1/1/2008	Registered
Harrah’s License Company, LLC	United States	Paris (Stylized)	74/703331	7/18/1995	2527696	1/8/2002	Registered
Harrah’s License Company, LLC	United States	Paris Las Vegas (and Design)	75/622575	1/14/1999	2432163	2/27/2001	Registered
Harrah’s License Company, LLC	United States	Paris Las Vegas (and Design)	78/320459	10/29/2003	3198006	1/16/2007	Registered
Harrah’s License Company, LLC	United States	Paris Las Vegas (and Design)	78/320257	10/29/2003	2914615	12/28/2004	Registered
Harrah’s License Company, LLC	United States	Paris Las Vegas (and Design)	78/319907	10/28/2003	2914614	12/28/2004	Registered
Harrah’s License Company, LLC	United States	Paris Las Vegas (and Design)	78/319829	10/28/2003	3190882	1/2/2007	Registered
Harrah’s License Company, LLC	United States	Paris Las Vegas (and Design)	78/319595	10/28/2003	2914612	12/28/2004	Registered
Harrah’s License Company, LLC	United States	Park Place	73/255431	3/25/1980	1353936	8/13/1985	Registered
Harrah’s License Company, LLC	United States	Park Place	73/226013	8/3/1979	1173550	10/13/1981	Registered
Harrah’s License Company, LLC	United States	Park Place (& tree design)	73/255358	3/24/1980	1219913	12/14/1982	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Park Place Jewelers	77/316049	10/29/2007	3431053	5/20/2008	Registered
Harrah’s License Company, LLC	United States	Pay Day!	76/252043	5/4/2001	2831194	4/13/2004	Registered
Harrah’s License Company, LLC	United States	Penny Ville	78/439241	6/22/2004	2985522	8/16/2005	Registered
Harrah’s License Company, LLC	United States	Picture the Prize (Block)	77/612227	11/11/2008			Filed
Harrah’s License Company, LLC	United States	Pink Bean (Block)	77/603247	10/29/2008			Filed
Harrah’s License Company, LLC	United States	Pink Ginger	76/560742	11/17/2003	2986903	8/23/2005	Registered
Harrah’s License Company, LLC	United States	Play $100 on Us!	78/771669	12/12/2005	3154110	10/10/2006	Registered
Harrah’s License Company, LLC	United States	Play It Now, Play It First.	78/089978	10/24/2001	2582459	6/18/2002	Registered
Harrah’s License Company, LLC	United States	Play the Waves (Block)	78/213245	2/11/2003	2913850	12/21/2004	Registered
Harrah’s License Company, LLC	United States	Play, Earn and Cash In (Block)	78/204603	1/17/2003	2774258	10/14/2003	Registered
Harrah’s License Company, LLC	United States	Playrio.com (Block)	75/742469	7/2/1999	2459105	6/12/2001	Registered
Harrah’s License Company, LLC	United States	Powerhouse Jackpots	77/609693	11/7/2008			Filed
Harrah’s License Company, LLC	United States	Preview	77/450581	4/17/2008	3555164	12/30/2008	Registered
Harrah’s License Company, LLC	United States	Prism	77/580068	9/26/2008			Filed
Harrah’s License Company, LLC	United States	Project 21 (Block)	75/152041	8/19/1996	2087604	8/12/1997	Registered
Harrah’s License Company, LLC	United States	Project 21 (Design)	74/044558	4/2/1990	1634559	2/5/1991	Registered
Harrah’s License Company, LLC	United States	Push	77/475098	5/15/2008	3592854	3/17/2009	Registered
Harrah’s License Company, LLC	United States	Push Your Luck	77/243510	7/31/2007	3405117	4/1/2008	Registered
Harrah’s License Company, LLC	United States	Pushing the Limits of High Limits	78/794769	1/19/2006	3171591	11/14/2006	Registered
Harrah’s License Company, LLC	United States	Qua	78/920618	6/30/2006	3407211	4/1/2008	Registered
Harrah’s License Company, LLC	United States	Qua	78/979247	6/30/2006	3358124	12/18/2007	Registered
Harrah’s License Company, LLC	United States	Qua (Design)	78/979248	6/30/2006	3358125	12/18/2007	Registered
Harrah’s License Company, LLC	United States	Qua (Design) (Color)	78/920624	6/30/2006	3407212	4/1/2008	Registered
Harrah’s License Company, LLC	United States	Quick Rewards (Stylized)	78/294160	8/29/2003	2871846	8/10/2004	Registered
Harrah’s License Company, LLC	United States	Rapid Fire	78/388967	3/23/2004	2933371	3/15/2005	Registered
Harrah’s License Company, LLC	United States	Real. Live. Las Vegas.	75/630709	1/29/1999	2399183	10/31/2000	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Reel Rewards (Block)	76/358694	1/15/2002	2708798	4/22/2003	Registered
Harrah’s License Company, LLC	United States	Reel Rewards (Block)	78/095058	11/26/2001	2776841	10/21/2003	Registered
Harrah’s License Company, LLC	United States	Responsible Gaming is our Business	78/705476	9/1/2005	3126815	8/8/2006	Registered
Harrah’s License Company, LLC	United States	Reward Credits	76/505451	3/31/2003	2847337	6/1/2004	Registered
Harrah’s License Company, LLC	United States	Rio (Block)	74/442024	9/29/1993	1845968	7/19/1994	Registered
Harrah’s License Company, LLC	United States	Rio (Block)	74/442025	9/29/1993	1997791	9/3/1996	Registered
Harrah’s License Company, LLC	United States	Rio (Sign Design)	74/442018	9/29/1993	1984925	7/9/1996	Registered
Harrah’s License Company, LLC	United States	Rio (Sign Design)	74/442012	9/29/1993	1908880	8/1/1995	Registered
Harrah’s License Company, LLC	United States	Rio (Stylized Script)	74/442020	9/29/1993	1997790	9/3/1996	Registered
Harrah’s License Company, LLC	United States	Rio (Stylized Script)	74/442021	9/29/1993	1845967	7/19/1994	Registered
Harrah’s License Company, LLC	United States	Rio All-Suite Hotel & Casino Las Vegas	75/732713	6/21/1999	2739407	7/22/2003	Registered
Harrah’s License Company, LLC	United States	Rio All-Suite Hotel & Casino Las Vegas	75/732712	6/21/1999	2739406	7/22/2003	Registered
Harrah’s License Company, LLC	United States	Rio Java (Design)	76/352432	12/26/2001	2715239	5/13/2003	Registered
Harrah’s License Company, LLC	United States	Rio Las Vegas (Block)	74/442017	9/29/1993	2053740	4/22/1997	Registered
Harrah’s License Company, LLC	United States	Rio Las Vegas (Block)	74/442016	9/29/1993	2207791	12/8/1998	Registered
Harrah’s License Company, LLC	United States	Rio Las Vegas (Script)	74/442022	9/29/1993	2221028	2/2/1999	Registered
Harrah’s License Company, LLC	United States	Rio Las Vegas (Stylized Script)	74/442019	9/29/1993	2207792	12/8/1998	Registered
Harrah’s License Company, LLC	United States	Rio Rita (Block)	74/330889	11/13/1992	1793006	9/14/1993	Registered
Harrah’s License Company, LLC	United States	Rio Rita’s (Block)	74/227113	12/4/1991	1714332	9/8/1992	Registered
Harrah’s License Company, LLC	United States	Rio Secco Golf Club (Block)	75/370303	10/8/1997	2223924	2/16/1999	Registered
Harrah’s License Company, LLC	United States	Rio Suite Hotel & Casino (Design)	74/021711	1/23/1990	1757490	3/9/1993	Registered
Harrah’s License Company, LLC	United States	Royal Order (Block)	78/411328	4/30/2004	3042752	1/10/2006	Registered
Harrah’s License Company, LLC	United States	Seahorse	78/368060	2/13/2004	2961555	6/7/2005	Registered
Harrah’s License Company, LLC	United States	Set for Life!	78/478051	9/2/2004	3495963	9/2/2008	Registered
Harrah’s License Company, LLC	United States	Set Sail	77/105097	2/12/2007	3333896	11/13/2007	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Set Sail (Logo)	77/105090	2/12/2007	3389578	2/26/2008	Registered
Harrah’s License Company, LLC	United States	Seven Stars (Block)	77/063406	12/13/2006	3293190	9/18/2007	Registered
Harrah’s License Company, LLC	United States	Seven Stars (stylized)	77/063431	12/13/2006	3293192	9/18/2007	Registered
Harrah’s License Company, LLC	United States	Seven Stars Club (Block)	78/389437	3/23/2004	2951635	5/17/2005	Registered
Harrah’s License Company, LLC	United States	Seven Stars Signature Event	77/475923	5/15/2008			Filed
Harrah’s License Company, LLC	United States	Share the Wealth	77/258237	8/17/2007	3479369	8/5/2008	Registered
Harrah’s License Company, LLC	United States	Sheer	78/957904	8/22/2006	3621214	5/12/2009	Registered
Harrah’s License Company, LLC	United States	Shop. Earn. Redeem.	77/582944	10/1/2008	3621214	5/12/2009	Registered
Harrah’s License Company, LLC	United States	Showboat (Block)	73/098380	8/31/1976	1078615	11/29/1977	Registered
Harrah’s License Company, LLC	United States	Showboat (Boat Design)	74/104647	10/10/1990	1658559	9/24/1991	Registered
Harrah’s License Company, LLC	United States	Showboat (Design - Half Flower)	73/504079	10/16/1984	1336012	5/14/1985	Registered
Harrah’s License Company, LLC	United States	Showboat (Marquee Design)	76/408501	5/13/2002	2868364	8/3/2004	Registered
Harrah’s License Company, LLC	United States	Showboat (Marquee)	77/267578	8/29/2007	3408900	4/8/2008	Registered
Harrah’s License Company, LLC	United States	Showboat (Script)	74/104648	10/10/1990	1666140	11/26/1991	Registered
Harrah’s License Company, LLC	United States	Slot Finder	78/972510	9/12/2006	3263858	7/10/2007	Registered
Harrah’s License Company, LLC	United States	Sneaky Queens (Block)	74/330885	11/13/1992	1779291	6/29/1993	Registered
Harrah’s License Company, LLC	United States	Sphere	78/956361	8/21/2006	3478301	7/29/2008	Registered
Harrah’s License Company, LLC	United States	Spotlight on Success	75/569397	10/13/1998	2287994	10/19/1999	Registered
Harrah’s License Company, LLC	United States	Stay Classic	78/972030	9/12/2006	3213554	2/27/2007	Registered
Harrah’s License Company, LLC	United States	Stay Classic	78/922868	7/5/2006	3213545	2/27/2007	Registered
Harrah’s License Company, LLC	United States	Stay, Play and Party (Block)	78/325330	11/10/2003	2899954	11/2/2004	Registered
Harrah’s License Company, LLC	United States	Stir (Design)	78/711531	9/13/2005	3198307	1/16/2007	Registered
Harrah’s License Company, LLC	United States	Super Derby (Block)	78/199798	1/3/2003	2788933	12/2/2003	Registered
Harrah’s License Company, LLC	United States	Superbook	73/664871	6/5/1987	1519150	1/3/1989	Registered
Harrah’s License Company, LLC	United States	Sycamores on the Creek	77/210760	6/20/2007	3372704	1/22/2008	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Table Game Finder (logo)	77/296524	10/4/2007	3430973	5/20/2008	Registered
Harrah’s License Company, LLC	United States	Tahoe Perspective	77/357824	12/21/2007	3467710	7/15/2008	Registered
Harrah’s License Company, LLC	United States	Talisman	77/580042	9/26/2008			Filed
Harrah’s License Company, LLC	United States	That’s More Like It.	77/194134	5/31/2007	3372631	1/22/2008	Registered
Harrah’s License Company, LLC	United States	The Art of Gaming (Block)	75/110634	5/28/1996	2140086	3/3/1998	Registered
Harrah’s License Company, LLC	United States	The Friendliest Folks on the River (Block)	74/570575	5/7/1994	2004892	10/1/1996	Registered
Harrah’s License Company, LLC	United States	The Friendliest Folks on the River (Block)	74/570663	5/7/1994	2004893	10/1/1996	Registered
Harrah’s License Company, LLC	United States	The Linq	77/112801	2/21/2007			Filed
Harrah’s License Company, LLC	United States	The Linq	77/112761	2/21/2007			Filed
Harrah’s License Company, LLC	United States	The Linq (logo)	77/271836	9/5/2007			Filed
Harrah’s License Company, LLC	United States	The Linq (logo)	77/272294	9/5/2007			Filed
Harrah’s License Company, LLC	United States	The Party’s at Harveys (Block)	74/484989	1/28/1994	1878054	2/7/1995	Registered
Harrah’s License Company, LLC	United States	The Premier Name in Casino Entertainment (Block)	74/406593	6/28/1993	1928930	10/24/1995	Registered
Harrah’s License Company, LLC	United States	The Race & Sports Book Bally’s Las Vegas (and Design)	75/927539	2/25/2000	2438409	3/27/2001	Registered
Harrah’s License Company, LLC	United States	The Range (Block)	74/701587	7/17/1995	2011189	10/22/1996	Registered
Harrah’s License Company, LLC	United States	The Reserve	77/457119	4/24/2008			Filed
Harrah’s License Company, LLC	United States	The Seafood Legends Are Made Of.	78/602291	4/5/2005	3071118	3/21/2006	Registered
Harrah’s License Company, LLC	United States	The Summit (Block)	73/040279	12/23/1974	1019015	8/26/1975	Registered
Harrah’s License Company, LLC	United States	The Summit (Design)	73/040278	12/23/1974	1020121	9/9/1975	Registered
Harrah’s License Company, LLC	United States	The Top of the Boardwalk	74/104649	10/10/1990	1658560	9/24/1991	Registered
Harrah’s License Company, LLC	United States	The Ultimate Gambling Experience	78/795483	1/20/2006	3180709	12/5/2006	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	The Venue (logo)	77/470223	5/9/2008			Filed
Harrah’s License Company, LLC	United States	The Wild, Wild West Casino at Bally’s	75/103167	5/13/1996	2956370	5/31/2005	Registered
Harrah’s License Company, LLC	United States	The Will To Do Wonders	77/157849	4/16/2007	3317049	10/23/2007	Registered
Harrah’s License Company, LLC	United States	Three Wishes	76/072652	5/31/2000	3395202	3/11/2008	Registered
Harrah’s License Company, LLC	United States	Toga	78/710925	9/12/2005	3214994	3/6/2007	Registered
Harrah’s License Company, LLC	United States	Total Choice	77/339754	11/29/2007	3467464	7/15/2008	Registered
Harrah’s License Company, LLC	United States	Total Diamond (Block)	75/702370	5/10/1999	2396572	9/12/2000	Registered
Harrah’s License Company, LLC	United States	Total Entertainment Experience	77/537065	8/1/2008			Filed
Harrah’s License Company, LLC	United States	Total Gold (Block)	75/199563	11/18/1996	2131383	1/20/1998	Registered
Harrah’s License Company, LLC	United States	Total Jackpots	77/512108	7/1/2008			Filed
Harrah’s License Company, LLC	United States	Total Platinum (Block)	75/701823	5/10/1999	2466390	7/3/2001	Registered
Harrah’s License Company, LLC	United States	Total Rewards (Block)	78/934506	7/21/2006	3459699	7/1/2008	Registered
Harrah’s License Company, LLC	United States	Total Rewards (Block)	78/924294	7/7/2006	3413390	4/15/2008	Registered
Harrah’s License Company, LLC	United States	Total Rewards (Block)	78/924305	7/7/2006	3390160	2/26/2008	Registered
Harrah’s License Company, LLC	United States	Total Rewards (Block)	78/893899	5/26/2006	3213494	2/27/2007	Registered
Harrah’s License Company, LLC	United States	Total Rewards (Block)	75/941224	3/10/2000	2476727	8/7/2001	Registered
Harrah’s License Company, LLC	United States	Total Rewards (Block)	75/421336	1/22/1998	2209160	12/8/1998	Registered
Harrah’s License Company, LLC	United States	Total Rewards (Block)	78/703715	8/31/2005			Filed
Harrah’s License Company, LLC	United States	Total Rewards (Block)	78/225661	3/14/2003	2830063	4/6/2004	Registered
Harrah’s License Company, LLC	United States	Total Rewards Access	77/144942	3/30/2007	3432308	5/20/2008	Registered
Harrah’s License Company, LLC	United States	Total Rewards Air & Design	77/645077	1/7/2009			Filed
Harrah’s License Company, LLC	United States	Total Rewards Great Gift Wrap Up (logo)	77/273471	9/6/2007	3448365	6/17/2008	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Total Rock	77/671331	2/16/2009			Filed
Harrah’s License Company, LLC	United States	Total Touch	77/150003	4/5/2007	3323748	10/30/2007	Registered
Harrah’s License Company, LLC	United States	TR Logo	78/771958	12/13/2005	3386529	2/19/2008	Registered
Harrah’s License Company, LLC	United States	Tree Design	73/254980	3/24/1980	1224155	1/18/1983	Registered
Harrah’s License Company, LLC	United States	Try Our Brand of Fun (Block)	74/691215	6/20/1995	1970151	4/23/1996	Registered
Harrah’s License Company, LLC	United States	Tuesday Night Supper Club & Design	77/134008	3/19/2007	3351322	12/11/2007	Registered
Harrah’s License Company, LLC	United States	Ultimate Flair Bartending Championship - Harrah’s (Design)	78/926449	7/11/2006	3288158	9/4/2007	Registered
Harrah’s License Company, LLC	United States	Verdant Hills	78/787272	1/9/2006	3226009	4/3/2007	Registered
Harrah’s License Company, LLC	United States	Verdant Hills	77/367424	1/9/2008	3570704	2/3/2009	Registered
Harrah’s License Company, LLC	United States	Viale (design)	78/473865	8/26/2004	3057343	2/7/2006	Registered
Harrah’s License Company, LLC	United States	Village Square (Block)	75/366182	10/1/1997	2221012	1/26/1999	Registered
Harrah’s License Company, LLC	United States	Vintage 51	77/467323	5/6/2008	3573868	2/10/2009	Registered
Harrah’s License Company, LLC	United States	Voodoo	78/873728	5/1/2006	3158834	10/17/2006	Registered
Harrah’s License Company, LLC	United States	Voodoo Cafe & Lounge (Design)	78/392786	3/29/2004	3067474	3/14/2006	Registered
Harrah’s License Company, LLC	United States	We Care. We Card.	75/668003	3/26/1999	2321770	2/22/2000	Registered
Harrah’s License Company, LLC	United States	We know what gamblers want.	78/795000	1/19/2006	3177080	11/28/2006	Registered
Harrah’s License Company, LLC	United States	We Love What You Love	77/441450	4/7/2008	3555159	12/30/2008	Registered
Harrah’s License Company, LLC	United States	Where Entertainment Knows No Bounds	77/521309	7/14/2008	3550200	12/23/2008	Registered
Harrah’s License Company, LLC	United States	Where the World Goes to Play (Block)	74/672635	5/11/1995	2091782	8/26/1997	Registered
Harrah’s License Company, LLC	United States	Where Will You Earn?	77/589750	10/9/2008	3615971	5/5/2009	Registered
Harrah’s License Company, LLC	United States	Where Will You Play?	78/882840	5/12/2006	3213421	2/27/2007	Registered
Harrah’s License Company, LLC	United States	Wild, Wild West Casino	75/106946	5/13/1996	2837537	5/4/2004	Registered

II. Trademark Registration and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	William Fisk’s Seafood Company (Block)	74/078846	7/16/1990	1670914	12/31/1991	Registered
Harrah’s License Company, LLC	United States	WINet	75/148194	8/12/1996	2170168	6/30/1998	Registered
Harrah’s License Company, LLC	United States	Winfinder!	78/455595	7/23/2004	3023356	12/6/2005	Registered
Harrah’s License Company, LLC	United States	Winning Streak (Design)	74/336717	12/4/1992	1787225	8/10/1993	Registered
Harrah’s License Company, LLC	United States	Winning Will Find You (Block)	78432194	6/9/2004	2983321	8/9/2005	Registered
Harrah’s License Company, LLC	United States	You, Your Friends & Us	77645119	1/7/2009			Filed

II. Trademark Registrations and Applications

International Trademark Registrations and Applications:

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Argentina	Caesars	2,059,097	11/28/1996	2,028,220	5/23/2005	Registered
Caesars World, Inc.	Argentina	Caesars	2,059,096	11/28/1996	2,028,215	5/23/2005	Registered
Caesars World, Inc.	Argentina	Caesars (Stylized)	2,059,098	11/28/1996	2,028,219	5/23/2005	Registered
Caesars World, Inc.	Argentina	Caesars (Stylized)	2,059,099	11/28/1996	2,628,221	5/23/2005	Registered
Caesars World, Inc.	Argentina	Caesars Entertainment (Laurel Design)	2817728	4/17/2008			Filed
Caesars World, Inc.	Argentina	Caesars Entertainment (Laurel Design)	2817729	4/17/2008			Filed
Caesars World, Inc.	Argentina	Caesars Ferentina	2659476	3/28/2006	2162054	6/4/2007	Registered
Caesars World, Inc.	Argentina	Caesars Man	2,122,883	12/29/1997	2,028,227	5/23/2005	Registered
Caesars World, Inc.	Argentina	Caesars Palace	2,059,100	11/28/1996	2,028,222	5/23/2005	Registered
Caesars World, Inc.	Argentina	Caesars Palace	2,059,101	11/28/1996	2,028,223	5/23/2005	Registered
Caesars World, Inc.	Argentina	Caesars Palace (Stylized)	2,059,102	11/28/1996	2,028,224	5/23/2005	Registered
Caesars World, Inc.	Argentina	Caesars Palace (Stylized)	2,059,103	11/28/1996	2,028,225	5/23/2005	Registered
Caesars World, Inc.	Argentina	Caesars Woman	2,122,884	12/29/1997	2,028,226	5/23/2005	Registered
Caesars World, Inc.	Argentina	Ferentina	2,122,885	12/29/1997	1,823,239	3/26/2001	Registered
Caesars World, Inc.	Aruba	Caesars	93070613	7/16/1993	16252	8/16/1993	Registered
Caesars World, Inc.	Aruba	Caesars (Stylized)	93070612	7/6/1993	16251	8/16/1993	Registered
Caesars World, Inc.	Australia	Caesar	1104147	3/17/2006	1104147	3/17/2006	Registered
Caesars World, Inc.	Australia	Caesar	857,546	11/20/2000	857,546	2/19/2003	Registered
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	596,250	2/17/1993	596250	2/17/1993	Registered
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	881,193	7/3/2001	881193	7/3/2001	Registered
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	881,192	7/3/2001	881,192	7/3/2001	Registered
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	1099146	2/16/2006	1099146	2/16/2006	Registered
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	1099145	2/16/2006	1099145	2/16/2006	Registered
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	1100946	2/27/2006	1100946	2/27/2006	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	326,526	2/1/1979	326526	2/1/1979	Registered
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	881,190	7/3/2001	881,190	5/29/2003	Registered
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	1120953	6/29/2006	1120953	6/29/2006	Registered
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	1145399	11/8/2006	1145399	11/8/2006	Registered
Caesars World, Inc.	Australia	Caesars (Series) (block and stylized font)	1289227	3/12/2009			Filed
Caesars World, Inc.	Australia	Caesars Palace (Series) (block & stylized mark)	1289226	3/12/2009			Filed
Caesars World, Inc.	Australia	Caesars Entertainment	961,987	7/16/2003	961,987	3/1/2005	Registered
Caesars World, Inc.	Australia	Caesars Entertainment	1233840	4/8/2008	1233840	11/20/2008	Registered
Caesars World, Inc.	Australia	Caesars Entertainment (Laurel Design)	1234587	4/11/2008	1234587	4/11/2008	Registered
Caesars World, Inc.	Australia	Caesars Palace	317,849	5/3/1978	B 317,849	5/3/1978	Registered
Caesars World, Inc.	Australia	Caesars Palace (Series) (block & stylized mark)	1099148	2/16/2006	1099148	2/16/2006	Registered
Caesars World, Inc.	Australia	Caesars Palace (Series) (block & stylized mark)	1100862	2/16/2006	1100862	2/16/2006	Registered
Caesars World, Inc.	Australia	Caesars Palace (Series) (block & stylized mark)	1099147	2/16/2006	1099147	2/16/2006	Registered
Caesars World, Inc.	Australia	Caesars Palace (Series) (block & stylized mark)	596,248	2/17/1993	596248	2/17/1993	Registered
Caesars World, Inc.	Australia	Caesars Palace (Series) (block & stylized mark)	326,522	2/1/1979	326522	2/1/1979	Registered
Caesars World, Inc.	Australia	Caesars Palace (Series) (block & stylized mark)	881,191	7/3/2001	881,191	5/29/2003	Registered
Caesars World, Inc.	Australia	Caesars Palace (Series) (block & stylized mark)	881,194	7/3/2001	881,194	7/3/2003	Registered
Caesars World, Inc.	Australia	Caesars Palace (Series) (block & stylized mark)	1118890	6/15/2006	1118890	6/15/2006	Registered
Caesars World, Inc.	Bahamas	Caesars	16087	10/14/1993	16087	10/14/1993	Registered
Caesars World, Inc.	Bahamas	Caesars (Series) (block and stylized font)	29444	5/9/2006			Filed
Caesars World, Inc.	Bahamas	Caesars (Series) (block and stylized font)	29443	5/9/2006			Filed
Caesars World, Inc.	Bahamas	Caesars (Series) (block and stylized font)	29442	5/9/2006			Filed
Caesars World, Inc.	Bahamas	Caesars (Series) (block and stylized font)	29441	5/9/2006			Filed
Caesars World, Inc.	Bahamas	Caesars Entertainment with Laurel Design	31659	4/11/2008			Filed

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Bahamas	Caesars Entertainment with Laurel Design	31658	4/11/2008			Filed
Caesars World, Inc.	Bahamas	Caesars Entertainment with Laurel Design	31660	4/11/2008			Filed
Caesars World, Inc.	Bahamas	Caesars Palace	5735	2/13/1969	5735	2/13/1969	Registered
Caesars World, Inc.	Bahamas	Caesars Palace (Series) (block & stylized mark)	29440	5/9/2006			Filed
Caesars World, Inc.	Bahamas	Caesars Palace (Series) (block & stylized mark)	29439	5/9/2006			Filed
Caesars World, Inc.	Bahamas	Caesars Palace (Series) (block & stylized mark)	29438	5/9/2006			Filed
Caesars World, Inc.	Bahamas	Caesars Palace (Series) (block & stylized mark)	29437	5/9/2006			Filed
Caesars World, Inc.	Bahamas	Caesars Palace at Sea	13,845	2/14/1990	13,845	2/14/1990	Registered
Caesars World, Inc.	Benelux	Caesars	1118816	9/18/2006	826394	10/5/2007	Registered
Caesars World, Inc.	Benelux	Caesars (Stylized)	1118641	9/18/2006	819486	6/7/2007	Registered
Caesars World, Inc.	Benelux	Caesars Entertainment (Laurel Design)	1157969	4/18/2008			Filed
Caesars World, Inc.	Benelux	Caesars Man	718,568	8/18/1988	451,361	8/18/1988	Registered
Caesars World, Inc.	Benelux	Caesars Man (Stylized)	718,569	8/18/1988	451,362	8/18/1988	Registered
Caesars World, Inc.	Benelux	Caesars Palace	727,320	4/5/1989	458,628	4/5/1989	Registered
Caesars World, Inc.	Benelux	Caesars Palace	1118639	9/18/2006	826393	10/5/2007	Registered
Caesars World, Inc.	Benelux	Caesars Palace (Stylized)	1118640	9/18/2006	826395	10/5/2007	Registered
Caesars World, Inc.	Benelux	Caesars Woman	718,567	8/18/1988	451,360	8/18/1988	Registered
Caesars World, Inc.	Benelux	Caesars Woman (Stylized)	718,570	8/18/1988	451,363	8/18/1988	Registered
Caesars World, Inc.	Bolivia	Caesars	2201420	4/29/2002	93523	3/11/2004	Registered
Caesars World, Inc.	Bolivia	Caesars	2201423	4/29/2002	93525	3/11/2004	Registered
Caesars World, Inc.	Bolivia	Caesars (Stylized)	SM-3382-07	8/14/2007	113159	5/6/2008	Registered
Caesars World, Inc.	Bolivia	Caesars (Stylized)	SM-3383-07	8/14/2007	113139	5/6/2008	Registered
Caesars World, Inc.	Bolivia	Caesars Entertainment (Laurel Design)	SM-1644-2008	4/10/2008	117310	12/15/2008	Registered
Caesars World, Inc.	Bolivia	Caesars Entertainment (Laurel Design)	SM-1645-2008	4/10/2008	117311	12/15/2008	Registered
Caesars World, Inc.	Bolivia	Caesars Palace	2201422	4/29/2002	93529	3/11/2004	Registered
Caesars World, Inc.	Bolivia	Caesars Palace	2201423	4/29/2002	93528	3/11/2004	Registered
Caesars World, Inc.	Bolivia	Caesars Palace (Stylized)	SM-3381-07	8/14/2007	113173	5/6/2008	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Bolivia	Caesars Palace (Stylized)	SM-3384-07	8/14/2007	113149	5/6/2008	Registered
Caesars World, Inc.	Brazil	Caesars	820429740	12/17/1997	820429740	11/16/2005	Registered
Caesars World, Inc.	Brazil	Caesars	200070878	12/17/1997	200070878	11/16/2005	Registered
Caesars World, Inc.	Brazil	Caesars Entertainment (Laurel Design)	829696180	4/15/2008			Filed
Caesars World, Inc.	Brazil	Caesars Entertainment (Laurel Design)	829696377	4/15/2008			Filed
Caesars World, Inc.	Brazil	Caesars Palace	820429759	12/17/1997	820429759	8/9/2005	Registered
Caesars World, Inc.	Brazil	Caesars Palace	200064380	12/17/1997	200064380	8/9/2005	Registered
Caesars World, Inc.	Cambodia	Caesars	33346	3/23/2009			Filed
Caesars World, Inc.	Cambodia	Caesars	33347	3/23/2009			Filed
Caesars World, Inc.	Cambodia	Caesars (Stylized)	33345	3/23/2009			Filed
Caesars World, Inc.	Cambodia	Caesars (Stylized)	33344	3/23/2009			Filed
Caesars World, Inc.	Canada	Augustus Café	1382348	2/6/2008	TMA736,096	3/10/2009	Registered
Caesars World, Inc.	Canada	Bacchanal	1265685	7/21/2005	671348	8/28/2006	Registered
Caesars World, Inc.	Canada	Caesars	603111	3/17/1988	TMA649670	10/5/2005	Registered
Caesars World, Inc.	Canada	Caesars	868,102	2/2/1998	TMA 585,893	7/23/2003	Registered
Caesars World, Inc.	Canada	Caesars	1316094	9/11/2006	704106	1/8/2008	Registered
Caesars World, Inc.	Canada	Caesars (Stylized)	603,112	3/17/1988	TMA 589,240	9/9/2003	Registered
Caesars World, Inc.	Canada	Caesars (Stylized)	868,103	2/2/1998	TMA 585,847	7/23/2003	Registered
Caesars World, Inc.	Canada	Caesars (Stylized)	1316091	9/11/2006	TMA704105	1/8/2008	Registered
Caesars World, Inc.	Canada	Caesars Entertainment	1319132	10/5/2006	697266	9/25/2007	Registered
Caesars World, Inc.	Canada	Caesars Entertainment (Laurel Design)	1386389	3/6/2008			Filed
Caesars World, Inc.	Canada	Caesars Man	613476	8/22/1988	391903	12/20/1991	Registered
Caesars World, Inc.	Canada	Caesars Man (Stylized)	613475	8/22/1988	391902	12/20/1991	Registered
Caesars World, Inc.	Canada	Caesars Palace	868,104	2/2/1998	TMA 585,874	7/23/2003	Registered
Caesars World, Inc.	Canada	Caesars Palace	320,814	3/20/1969	183,979	6/23/1972	Registered
Caesars World, Inc.	Canada	Caesars Palace	429,221	8/31/1978	243,233	4/18/1980	Registered
Caesars World, Inc.	Canada	Caesars Palace	1326615	12/1/2006	702633	12/7/2007	Registered
Caesars World, Inc.	Canada	Caesars Palace (Stylized)	868,105	2/2/1998	541,517	2/26/2001	Registered
Caesars World, Inc.	Canada	Caesars Palace (Stylized)	429,545	9/11/1978	241,450	3/21/1980	Registered
Caesars World, Inc.	Canada	Caesars Palace (Stylized)	1326616	12/1/2006	701452	11/22/2007	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Canada	Caesars Palace (Stylized)	868,101	2/2/1998	540,825	2/6/2001	Registered
Caesars World, Inc.	Canada	Caesars Palace (Stylized) (Vertical)	1326614	12/1/2006	699284	10/23/2007	Registered
Caesars World, Inc.	Canada	Caesars Palace Las Vegas - Nevada (Grape Girl Design)	429,285	9/1/1978	240,749	3/7/1980	Registered
Caesars World, Inc.	Canada	Caesars Windsor & Roman Head w/Laurel	1355482	7/12/2007			Filed
Caesars World, Inc.	Canada	Caesars Woman	613477	8/22/1988	391904	12/20/1991	Registered
Caesars World, Inc.	Canada	Caesars Woman (Stylized)	613478	8/22/1988	392221	12/27/1991	Registered
Caesars World, Inc.	Canada	Circus Maximus	1265684	7/21/2005	671347	8/28/2006	Registered
Caesars World, Inc.	Canada	Colosseum	1265677	7/21/2005	671349	8/28/2006	Registered
Caesars World, Inc.	Canada	Colosseum Slots (Design)	1265676	7/21/2005	670237	8/17/2006	Registered
Caesars World, Inc.	Canada	Ferentina	761,062	8/9/1994	503,891	11/9/1998	Registered
Caesars World, Inc.	Canada	Request	762,960	9/1/1994	491,091	3/10/1998	Registered
Caesars World, Inc.	Canada	The Forum Shops at Caesars	1265678	7/21/2005	671345	8/28/2006	Registered
Caesars World, Inc.	Canada	The Life You Were Meant To Live	1389985	4/3/2008			Filed
Caesars World, Inc.	Chile	Caesars	707884	10/20/2005			Filed
Caesars World, Inc.	Chile	Caesars Entertainment (Laurel Design)	815497	4/14/2008			Filed
Caesars World, Inc.	Chile	Caesars Palace	707885	10/20/2005			Filed
Caesars World, Inc.	Chile	Caesars Palace (Stylized)	707886	10/20/2005			Filed
Caesars World, Inc.	China	Caesars	5360758	5/19/2006			Filed
Caesars World, Inc.	China	Caesars	5360759	5/19/2006			Filed
Caesars World, Inc.	China	Caesars	93094280	9/30/1993	773,209	12/7/1994	Registered
Caesars World, Inc.	China	Caesars	93094282	9/30/1993	777,388	2/7/1995	Registered
Caesars World, Inc.	China	Caesars	5398759	6/5/2006			Filed
Caesars World, Inc.	China	Caesars	6574994	3/3/2008			Filed
Caesars World, Inc.	China	Caesars	6555917	2/18/2008			Filed
Caesars World, Inc.	China	Caesars	6574995	3/3/2008			Filed
Caesars World, Inc.	China	Caesars (Chinese Characters)	94107922	10/22/1994	883916	10/14/1996	Registered
Caesars World, Inc.	China	Caesars (Chinese Characters)	94107921	10/22/1994	883813	10/14/1996	Registered
Caesars World, Inc.	China	Caesars (Stylized)	5297144	4/18/2006			Filed
Caesars World, Inc.	China	Caesars (Stylized)	5297145	4/18/2006			Filed

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	China	Caesars (Stylized)	5398758	6/5/2006			Filed
Caesars World, Inc.	China	Caesars (Stylized)	5297143	4/18/2006			Filed
Caesars World, Inc.	China	Caesars Entertainment	3698597	9/2/2003	3698597	5/7/2006	Registered
Caesars World, Inc.	China	Caesars Entertainment	3698599	9/2/2003	3698599	9/14/2005	Registered
Caesars World, Inc.	China	Caesars Entertainment	3,698,598	9/2/2003	3698598	1/21/2006	Registered
Caesars World, Inc.	China	Caesars Entertainment (Stylized)	3,698,602	9/2/2003	3698602	1/21/2006	Registered
Caesars World, Inc.	China	Caesars Entertainment (Stylized)	3698601	9/2/2003	3698601	9/14/2005	Registered
Caesars World, Inc.	China	Caesars Entertainment (Stylized)	3698600	9/2/2003	3698600	6/28/2006	Registered
Caesars World, Inc.	China	Caesars Entertainment (Laurel Design)	6731110	5/19/2008			Filed
Caesars World, Inc.	China	Caesars Entertainment (Laurel Design)	6731109	5/19/2008			Filed
Caesars World, Inc.	China	Caesars Golf & Design		2/6/2009			Filed
Caesars World, Inc.	China	Caesars Palace	5399090	6/5/2006			Filed
Caesars World, Inc.	China	Caesars Palace	5231724	3/22/2006			Filed
Caesars World, Inc.	China	Caesars Palace	93094359	9/30/1993	777,387	2/7/1995	Registered
Caesars World, Inc.	China	Caesars Palace	93094358	9/30/1993	773,208	12/7/1994	Registered
Caesars World, Inc.	China	Caesars Palace (Stylized)	5778803	12/11/2006			Filed
Caesars World, Inc.	China	Caesars Palace (Stylized)	5778825	12/11/2006			Filed
Caesars World, Inc.	China	CG (Logo)		2/6/2009			Filed
Caesars World, Inc.	Colombia	Caesars	2001/094377	11/1/2001	258925	11/21/2002	Registered
Caesars World, Inc.	Colombia	Caesars (Stylized)	2.005E+09	11/16/2005	319439	7/28/2006	Registered
Caesars World, Inc.	Colombia	Caesars Entertainment (Laurel Design)	2008.036.797	4/11/2008	369387	12/24/2008	Registered
Caesars World, Inc.	Colombia	Caesars Entertainment (Laurel Design)	2008.036.764	4/11/2008			Filed
Caesars World, Inc.	Colombia	Caesars Palace	2001/094.379	11/1/2001	258,969	12/18/2002	Registered
Caesars World, Inc.	Colombia	Caesars Palace (Stylized)	2006.011.087	2/6/2006	320984	8/31/2006	Registered
Caesars World, Inc.	Costa Rica	Caesars	1996-4545	6/18/1996	105,722	2/3/1998	Registered
Caesars World, Inc.	Costa Rica	Caesars Entertainment (Laurel Design)	2008-0003450	4/15/2008	184313	1/16/2009	Registered
Caesars World, Inc.	Costa Rica	Caesars Entertainment (Laurel Design)	2008-0003442	4/15/2008	181433	10/24/2008	Registered
Caesars World, Inc.	Costa Rica	Caesars Palace	1996-4536	6/18/1996	99,097	1/22/1997	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Costa Rica	Caesars Palace	1996-4537	6/18/1996	99,088	1/22/1997	Registered
Caesars World, Inc.	Croatia	Caesars	Z20080169A	1/29/2008			Filed
Caesars World, Inc.	Croatia	Caesars (Stylized)	Z20080170A	1/29/2008			Filed
Caesars World, Inc.	Croatia	Caesars Entertainment (Laurel Design)	P20080781A	4/15/2008			Filed
Caesars World, Inc.	Croatia	Caesars Palace	Z20080171A	1/29/2008			Filed
Caesars World, Inc.	Croatia	Caesars Palace (Stylized)	Z20080172A	1/29/2008			Filed
Caesars World, Inc.	Czech Republic	Caesars Entertainment (Laurel Design)	O-458510	4/24/2008	300301	9/3/2008	Registered
Caesars World, Inc.	Egypt	Caesars	226511	1/25/2009			Filed
Caesars World, Inc.	Egypt	Caesars	226512	1/25/2009			Filed
Caesars World, Inc.	Egypt	Caesars (Stylized)	226513	1/25/2009			Filed
Caesars World, Inc.	Egypt	Caesars (Stylized)	226514	1/25/2009			Filed
Caesars World, Inc.	Egypt	Caesars Entertainment (Laurel Design)	215456	4/16/2008			Filed
Caesars World, Inc.	Egypt	Caesars Entertainment (Laurel Design)	215457	4/16/2008			Filed
Caesars World, Inc	Egypt	Roman Head with Laurel Leaf (Design)	230494	4/26/2009			Filed
Caesars World, Inc	Egypt	Roman Head with Laurel Leaf (Design)	230495	4/26/2009			Filed
Caesars World, Inc.	European Union	Caesars	3198009	6/2/2003	3198009	10/21/2004	Registered
Caesars World, Inc.	European Union	Caesars	154955	4/1/1996	154955	12/7/2005	Registered
Caesars World, Inc.	European Union	Caesars	6866321	4/25/2008			Filed
Caesars World, Inc.	European Union	Caesars (Stylized)	3198033	6/2/2003	3198033	10/21/2004	Registered
Caesars World, Inc.	European Union	Caesars (Stylized)	154971	4/1/1996	154971	12/7/2005	Registered
Caesars World, Inc.	European Union	Caesars Entertainment	3262946	7/16/2003	3262946	7/30/2008	Registered
Caesars World, Inc.	European Union	Caesars Entertainment (Stylized)	3310968	8/12/2003	3310968	9/18/2008	Registered
Caesars World, Inc.	European Union	Caesars Entertainment (Laurel Design)	6737399	3/7/2008			Filed
Caesars World, Inc.	European Union	Caesars Palace	3197985	6/2/2003			Filed
Caesars World, Inc.	European Union	Caesars Palace	155002	4/1/1996	155002	12/7/2005	Registered
Caesars World, Inc.	European Union	Caesars Palace (Stylized)	3198041	6/2/2003			Filed
Caesars World, Inc.	European Union	Caesars Palace (Stylized)	155028	4/1/1996	155028	12/7/2005	Registered
Caesars World, Inc.	European Union	Colosseum at Caesars	5286497	8/31/2006	5286497	8/30/2007	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	European Union	Roman Head (Design)	4053229	10/1/2004	4053229	12/7/2005	Registered
Caesars World, Inc.	European Union	Roman Head with Laurel Leaf (Design)	4053211	10/1/2004	4053211	12/7/2005	Registered
Caesars World, Inc.	France	Caesars	914,433	3/18/1988	1455133	3/18/1988	Registered
Caesars World, Inc.	France	Caesars (Stylized)	914436	3/18/1988	1455135	3/18/1988	Registered
Caesars World, Inc.	France	Caesars Man	949,639	8/19/1988	1,483,637	8/19/1988	Registered
Caesars World, Inc.	France	Caesars Man (Stylized)	949,637	8/19/1988	1,483,635	8/19/1988	Registered
Caesars World, Inc.	France	Caesars Palace	5,721	1/23/1969	1,509,939	1/23/1969	Registered
Caesars World, Inc.	France	Caesars Woman	949640	8/19/1988	1,483,638	8/19/1988	Registered
Caesars World, Inc.	France	Caesars Woman (Stylized)	949,638	8/19/1988	1,438,636	8/19/1988	Registered
Caesars World, Inc.	Germany	Caesar	395048508	2/6/1995	39504850	1/15/1996	Registered
Caesars World, Inc.	Germany	Caesar Exclusiv & Design	W 32470 25WZ	6/25/1982	1044337	2/3/1983	Registered
Caesars World, Inc.	Germany	Caesars	303 26 462.4/43	5/23/2003	303 26 462	6/30/2003	Registered
Caesars World, Inc.	Germany	Caesars	307 83 620.7/41	12/27/2007	307 83 620.7	6/18/2008	Registered
Caesars World, Inc.	Germany	Caesars (Stylized)	303 26 464.0/43	5/23/2003	303 26 464	7/10/2003	Registered
Caesars World, Inc.	Germany	Caesars (Stylized)	307 83 621.5/41	12/27/2007	307 83 621.5	6/18/2008	Registered
Caesars World, Inc.	Germany	Caesars Palace	303 26 463.2/43	5/23/2003	303 26 463	6/30/2003	Registered
Caesars World, Inc.	Germany	Caesars Palace (Stylized)	303 26 465.9/43	5/22/2003	303 26 465	7/10/2003	Registered
Caesars World, Inc.	Greece	Caesars	114,945	7/6/1993	114,945	12/19/1995	Registered
Caesars World, Inc.	Greece	Caesars (Stylized)	114,946	7/6/1993	114,946	2/19/1995	Registered
Caesars World, Inc.	Greece	Caesars Palace	128313	2/13/1996	128313	3/17/1997	Registered
Caesars World, Inc.	Greece	Caesars Palace (Stylized)	128314	2/13/1996	128314	3/17/1997	Registered
Caesars World, Inc.	Honduras	Caesars	6382-2000	5/2/2000	7,675	5/29/2001	Registered
Caesars World, Inc.	Honduras	Caesars	6380-2000	5/2/2000	7,674	5/29/2001	Registered
Caesars World, Inc.	Honduras	Caesars Entertainment (Laurel Design)	13183-2008	4/15/2008	14118	11/7/2008	Registered
Caesars World, Inc.	Honduras	Caesars Entertainment (Laurel Design)	13184-2008	4/15/2008	14120	11/14/2008	Registered
Caesars World, Inc.	Honduras	Caesars Palace	6381-2000	5/2/2000	7,672	5/29/2001	Registered
Caesars World, Inc.	Honduras	Caesars Palace	6383-2000	5/2/2000	7,673	5/29/2001	Registered
Caesars World, Inc.	Hong Kong	Caesars	301271646	1/13/2009			Filed
Caesars World, Inc.	Hong Kong	Caesars		9/18/1987	19893277AA	9/18/1987	Registered
Caesars World, Inc.	Hong Kong	Caesars (Series) (block and stylized font)	300714438AB	9/4/2006	300714438AB	9/4/2006	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Hong Kong	Caesars (Series) (block and stylized font)	300714438AA	9/4/2006			Filed
Caesars World, Inc.	Hong Kong	Caesars Entertainment (Laurel Design)	301091970	4/11/2008			Filed
Caesars World, Inc.	Hong Kong	Caesars Golf & Design	301271664	1/13/2009			Filed
Caesars World, Inc.	Hong Kong	Caesars Man	301173276	8/1/2008	301173276	8/1/2008	Registered
Caesars World, Inc.	Hong Kong	Caesars Man (Stylized)	301173285	8/1/2008	301173285	8/1/2008	Registered
Caesars World, Inc.	Hong Kong	Caesars Palace	1641/1976	11/15/1976	19790255	11/15/1976	Registered
Caesars World, Inc.	Hong Kong	Caesars Palace (Series) (block & stylized mark)	300714429	9/4/2006	300714429	9/4/2006	Registered
Caesars World, Inc.	Hong Kong	Caesars Palace (Series) (block & stylized mark)	9208390	3/2/1992	199700361	3/2/1992	Registered
Caesars World, Inc.	Hong Kong	Caesars Palace (Series) (block & stylized mark)	9208391	3/2/1992	199704585	3/2/1992	Registered
Caesars World, Inc.	Hong Kong	Caesars Palace (Stylized)	0256/1979	11/15/1976	19790256	11/15/1976	Registered
Caesars World, Inc.	Hong Kong	Caesars Woman	301173294	8/1/2008	301173294	8/1/2008	Registered
Caesars World, Inc.	Hong Kong	Caesars Woman (Stylized)	301173302	8/1/2008	301173302	8/1/2008	Registered
Caesars World, Inc.	Hong Kong	CG (Logo)	301271655	1/13/2009			Filed
Caesars World, Inc.	Hungary	Caesars Entertainment (Laurel Design)	M0801580	5/6/2008			Filed
Caesars World, Inc.	India	Caesars	1468352	7/10/2006			Filed
Caesars World, Inc.	India	Caesars (Stylized)	1468353	7/10/2006			Filed
Caesars World, Inc.	India	Caesars Entertainment (Laurel Design)	1675553	4/11/2008			Filed
Caesars World, Inc.	India	Caesars Palace	1468349	7/10/2006			Filed
Caesars World, Inc.	India	Caesars Palace (Stylized)	1468351	7/10/2006			Filed
Caesars World, Inc.	Indonesia	Caesars Entertainment (Laurel Design)	J00 2008 014077	4/21/2008			Filed
Caesars World, Inc.	Indonesia	Caesars Entertainment (Laurel Design)	J00 2008 014075	4/21/2008			Filed
Caesars World, Inc.	Indonesia	Caesars Man	D000200210211319	5/20/2002	537310	5/22/2003	Registered
Caesars World, Inc.	Indonesia	Caesars Man (Stylized)	D0020021020910317	5/20/2002	537309	5/22/2003	Registered
Caesars World, Inc.	Indonesia	Caesars Woman	D0020021020710315	5/20/2002	537307	5/22/2003	Registered
Caesars World, Inc.	Indonesia	Caesars Woman (Stylized)	D0020021020810316	5/20/2002	537308	5/22/2003	Registered
Caesars World, Inc.	Israel	Caesars Entertainment (Laurel Design)	210615	4/15/2008			Filed

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Israel	Caesars Entertainment (Laurel Design)	210612	4/15/2008			Filed
Caesars World, Inc.	Israel	Caesars Palace	125773	2/15/1999	125773	2/15/1999	Registered
Caesars World, Inc.	Italy	Caesars	18873C/88	3/18/1988	830005	3/19/1990	Registered
Caesars World, Inc.	Italy	caesars (lower case)	MI95C002312	3/7/1995	733,616	3/7/1995	Registered
Caesars World, Inc.	Italy	Caesars (Stylized)	18872C/88	3/18/1988	830004	3/18/1990	Registered
Caesars World, Inc.	Italy	Caesars Man	23500C/88	8/18/1988	535,555	11/2/1990	Registered
Caesars World, Inc.	Italy	Caesars Man (Stylized)	23502C/88	8/18/1988	539,496	1/31/1991	Registered
Caesars World, Inc.	Italy	Caesars Palace	T099C000143	1/23/1969	871500	1/23/1969	Registered
Caesars World, Inc.	Italy	Caesars Woman	23501C/88	8/18/1988	535,556	11/2/1990	Registered
Caesars World, Inc.	Italy	Caesars Woman (Stylized)	23503C/88	8/18/1988	539,497	1/31/1991	Registered
Caesars World, Inc.	Jamaica	Caesars	28,046	2/16/1993	28,046	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars	26,546	2/16/1993	26,546	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars	28,718	2/16/1993	28,718	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars	26,105	2/16/1993	26,105	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars	26,484	2/16/1993	26,484	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars	29,820	2/16/1993	B 29,820	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars	26,048	2/16/1993	26,048	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars	Mar-76	2/16/1993	28,803	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars	28,706	2/16/1993	28,706	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars (Stylized)	27,222	2/16/1993	27,222	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars (Stylized)	26,521	2/16/1993	26,521	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars (Stylized)	26,952	2/16/1993	B 26,952	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars (Stylized)	26,545	2/16/1993	26,545	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars (Stylized)	26,155	2/16/1993	26,155	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars (Stylized)	26,561	2/16/1993	26,561	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars (Stylized)	34,641	2/16/1993	34,641	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars (Stylized)	28,045	2/16/1993	28,045	2/16/1993	Registered
Caesars World, Inc.	Jamaica	Caesars (Stylized)	26,302	2/16/1993	26,302	2/16/1993	Registered
Caesars World, Inc.	Japan	Caesars	30803/88	3/18/1988	2,229,726	5/31/1990	Registered
Caesars World, Inc.	Japan	Caesars	30808/88	3/18/1988	2,276,145	10/31/1990	Registered
Caesars World, Inc.	Japan	Caesars	2009-002830	1/19/2009			Filed

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Japan	Caesars (in Katakana Characters)	47307/88	4/25/1988	2,292,060	12/26/1990	Registered
Caesars World, Inc.	Japan	Caesars (Stylized)	30812/88	3/18/1988	2,268,614	9/21/1990	Registered
Caesars World, Inc.	Japan	Caesars (Stylized)	2003-106121	11/17/2003	4920617	1/13/2006	Registered
Caesars World, Inc.	Japan	Caesars (Stylized)	2003-076164	8/21/2003	4,803,074	9/17/2004	Registered
Caesars World, Inc.	Japan	Caesars + Katakana	2003-106122	11/17/2003	4920618	1/13/2006	Registered
Caesars World, Inc.	Japan	Caesars + Katakana	2003-076163	8/21/2003	4,803,073	9/17/2004	Registered
Caesars World, Inc.	Japan	Caesars Entertainment (Stylized)	2003-076142	8/21/2003	4,803,070	9/17/2004	Registered
Caesars World, Inc.	Japan	Caesars Entertainment + Katakana	2003-106118	11/17/2003	4,792,067	8/6/2004	Registered
Caesars World, Inc.	Japan	Caesars Entertainment + Katakana	2003-076161	8/21/2003	4,803,071	9/17/2004	Registered
Caesars World, Inc.	Japan	Caesars Entertainment (Laurel Design)	2008-030334	4/17/2008			Filed
Caesars World, Inc.	Japan	Caesars Golf & Design	2009-002832	1/19/2009			Filed
Caesars World, Inc.	Japan	Caesars Palace (Stylized)	2003-106119	11/17/2003	4,862,865	5/13/2005	Registered
Caesars World, Inc.	Japan	Caesars Palace (Stylized)	2007-044834	5/7/2007	5162559	8/29/2008	Registered
Caesars World, Inc.	Japan	Caesars Palace (Stylized) (Vertical)	2003-076162	8/21/2003	4,803,072	9/17/2004	Registered
Caesars World, Inc.	Japan	Caesars Palace + Katakana	2003-106120	11/17/2003	4,862,866	5/13/2005	Registered
Caesars World, Inc.	Japan	Caesars Palace + Katakana	2003-076165	8/21/2003	4,803,075	9/17/2004	Registered
Caesars World, Inc.	Japan	CG (Logo)	2009-002831	1/19/2009			Filed
Caesars World, Inc.	Macao	Caesars	N016604	4/6/2005	N016604	5/8/2006	Registered
Caesars World, Inc.	Macao	Caesars	N012442	11/7/2003	N012442	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars	N012443	11/7/2003	N012443	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars	N012444	11/7/2003	N012444	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars	N012445	11/7/2003	N012445	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars	N012446	11/7/2003	N012446	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars	N012447	11/7/2003	N012447	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars	N012448	11/7/2003	N012448	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars	N012449	11/7/2003	N012449	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars	N/30639	8/17/2007	N/030639	2/25/2008	Registered
Caesars World, Inc.	Macao	Caesars	N/33375	1/10/2008	N/03375	7/23/2008	Registered
Caesars World, Inc.	Macao	Caesars	N/33374	1/10/2008	N/33374	7/23/2008	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Macao	Caesars	N/30640	8/17/2007	N/030640	2/25/2008	Registered
Caesars World, Inc.	Macao	Caesars (Chinese Characters)	N/41078	1/22/2009			Filed
Caesars World, Inc.	Macao	Caesars (Chinese Characters)	N/41077	1/22/2009			Filed
Caesars World, Inc.	Macao	Caesars (Chinese Characters)	N/40006	11/7/2008			Filed
Caesars World, Inc.	Macao	Caesars (Chinese Characters)	N/40377	12/1/2008			Filed
Caesars World, Inc.	Macao	Caesars (Stylized)	N/24103	9/7/2006	N/24103	3/28/2007	Registered
Caesars World, Inc.	Macao	Caesars (Stylized)	N/41081	1/22/2009			Filed
Caesars World, Inc.	Macao	Caesars (Stylized)	N/41080	1/22/2009			Filed
Caesars World, Inc.	Macao	Caesars (Stylized)	N/24104	9/7/2006	N/24104	3/28/2007	Registered
Caesars World, Inc.	Macao	Caesars Entertainment	N012437	11/7/2003	N012437	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars Entertainment	N012438	11/7/2003	N012438	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars Entertainment	N012439	11/7/2003	N012439	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars Entertainment	N012440	11/7/2003	N012440	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars Entertainment	N012441	11/7/2003	N012441	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars Entertainment	N012435	11/7/2003	N012435	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars Entertainment	N012434	11/7/2003	N012434	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars Entertainment	N012436	11/7/2003	N012436	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars Entertainment	N016605	4/6/2005	N016605	8/8/2005	Registered
Caesars World, Inc.	Macao	Caesars Entertainment (Chinese Characters)	N012454	11/10/2003	N012454	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars Entertainment (Chinese Characters)	N012455	11/10/2003	N012455	3/9/2004	Registered
Caesars World, Inc.	Macao	Caesars Entertainment (Laurel Design)	N/35379	4/16/2008	N/35379	10/30/2008	Registered
Caesars World, Inc.	Macao	Caesars Entertainment (Laurel Design)	N/35380	4/16/2008	N/35380	10/30/2008	Registered
Caesars World, Inc.	Macao	Caesars Golf Macau and Design w/Chinese	N/41074	1/22/2009			Filed
Caesars World, Inc.	Macao	Caesars Golf Macau and Design w/Chinese	N/40007	11/7/2008			Filed
Caesars World, Inc.	Macao	Caesars Golf Macau and Design w/Chinese	N/40378	12/1/2008			Filed
Caesars World, Inc.	Macao	Caesars Palace	9026	12/7/2001	N009026	4/11/2002	Registered
Caesars World, Inc.	Macao	Caesars Palace	9027	12/7/2001	N009027	4/11/2002	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Macao	Caesars Palace	9028	12/7/2001	N009028	4/11/2002	Registered
Caesars World, Inc.	Macao	Caesars Palace	N/30641	8/17/2007	N/030641	2/25/2008	Registered
Caesars World, Inc.	Macao	Caesars Palace	N/30642	8/17/2007	N/030642	2/25/2008	Registered
Caesars World, Inc.	Macao	Caesars Palace (Stylized)	N/24105	9/7/2006	N/24105	3/28/2007	Registered
Caesars World, Inc.	Macao	Caesars Palace (Stylized)	N/41079	1/22/2009			Filed
Caesars World, Inc.	Macao	Caesars Palace (Stylized)	N/24106	9/7/2006	N/24106	3/28/2007	Registered
Caesars World, Inc.	Macao	Caesars World	9025	12/7/2001	N009025	4/11/2002	Registered
Caesars World, Inc.	Macao	Caesars World	9024	12/7/2001	N009024	4/11/2002	Registered
Caesars World, Inc.	Macao	CG (Logo)	N/41076	1/22/2009			Filed
Caesars World, Inc.	Macao	CG (Logo)	N/40005	11/7/2008			Filed
Caesars World, Inc.	Macao	CG (Logo)	N/40376	12/1/2008			Filed
Caesars World, Inc.	Macao	Colosseum	N/41075	1/22/2009			Filed
Caesars World, Inc.	Macao	Forum Shops	N/41086	1/22/2009			Filed
Caesars World, Inc.	Macao	Forum Shops	N/41085	1/22/2009			Filed
Caesars World, Inc.	Macao	Forum Shops	N/41087	1/22/2009			Filed
Caesars World, Inc.	Malaysia	Caesars Entertainment (Laurel Design)	8007302	4/15/2008			Filed
Caesars World, Inc.	Malaysia	Caesars Entertainment (Laurel Design)	8007303	4/15/2008			Filed
Caesars World, Inc.	Malaysia	Caesars Man	90/04464	7/13/1990	90/04464	9/13/1995	Registered
Caesars World, Inc.	Malaysia	Caesars Woman	90/04465	7/13/1990	90/04465	9/13/1995	Registered
Caesars World, Inc.	Mexico	Caesars	643759	2/25/2004	866849	2/25/2004	Registered
Caesars World, Inc.	Mexico	Caesars	646517	3/12/2004	882918	3/12/2004	Registered
Caesars World, Inc.	Mexico	Caesars	643760	2/25/2004	865297	2/25/2004	Registered
Caesars World, Inc.	Mexico	Caesars	643761	2/25/2004	866850	2/25/2004	Registered
Caesars World, Inc.	Mexico	Caesars	643762	2/25/2004	825234	3/16/2004	Registered
Caesars World, Inc.	Mexico	Caesars	279437	11/11/1990	537329	11/26/1996	Registered
Caesars World, Inc.	Mexico	Caesars	617015	8/29/2003	831231	4/20/2004	Registered
Caesars World, Inc.	Mexico	Caesars	820483	11/17/2006	1028041	2/29/2008	Registered
Caesars World, Inc.	Mexico	Caesars	820482	11/17/2006	1085226	2/18/2009	Registered
Caesars World, Inc.	Mexico	Caesars	823082	12/4/2006	1028042	2/29/2008	Registered
Caesars World, Inc.	Mexico	Caesars	865508	7/2/2007			Filed
Caesars World, Inc.	Mexico	Caesars (Stylized)	894041	11/6/2007	1025319	2/21/2008	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Mexico	Caesars (Stylized)	894040	11/6/2007	1030745	3/18/2008	Registered
Caesars World, Inc.	Mexico	Caesars (Stylized)	865507	7/2/2007			Filed
Caesars World, Inc.	Mexico	Caesars (Stylized)	823085	12/4/2006	1028043	2/29/2008	Registered
Caesars World, Inc.	Mexico	Caesars Entertainment	613606	8/7/2003	806226	9/8/2003	Registered
Caesars World, Inc.	Mexico	Caesars Entertainment	613607	8/7/2003	808698	10/8/2003	Registered
Caesars World, Inc.	Mexico	Caesars Entertainment	818179	11/8/2006	1034000	4/3/2008	Registered
Caesars World, Inc.	Mexico	Caesars Entertainment (Laurel Design)	926880	4/15/2008			Filed
Caesars World, Inc.	Mexico	Caesars Entertainment (Laurel Design)	926884	4/15/2008			Filed
Caesars World, Inc.	Mexico	Caesars Man	635102	12/18/2003	830657	4/19/2004	Registered
Caesars World, Inc.	Mexico	Caesars Man (Stylized)	635104	12/18/2003	826245	3/24/2004	Registered
Caesars World, Inc.	Mexico	Caesars Palace	4158	1/6/1986	317598	9/23/1986	Registered
Caesars World, Inc.	Mexico	Caesars Palace	823083	12/4/2006	1031158	12/4/2006	Registered
Caesars World, Inc.	Mexico	Caesars Palace	865506	7/2/2007			Filed
Caesars World, Inc.	Mexico	Caesars Palace (Stylized)	727979	7/12/2005	994853	7/25/2007	Registered
Caesars World, Inc.	Mexico	Caesars Palace (Stylized)	4161	1/6/1986	319170	11/12/1986	Registered
Caesars World, Inc.	Mexico	Caesars Palace (Stylized)	4126	1/6/1986	317599	9/23/1986	Registered
Caesars World, Inc.	Mexico	Caesars Palace (Stylized)	280529	11/22/1996	540508	1/29/1997	Registered
Caesars World, Inc.	Mexico	Caesars Palace (Stylized)	823084	12/4/2006	1029539	3/11/2008	Registered
Caesars World, Inc.	Mexico	Caesars Palace (Stylized)	865509	7/2/2007			Filed
Caesars World, Inc.	Mexico	Caesars Woman	635103	12/18/2003	830658	4/19/2004	Registered
Caesars World, Inc.	Mexico	El Palacio Del Cesar	537,355	3/11/2002	788,367	4/28/2003	Registered
Caesars World, Inc.	Morocco	Caesars Entertainment (Laurel Design)	117214	5/12/2008			Filed
Caesars World, Inc.	Netherlands Antilles	Caesars	D-354	7/29/2003	9525	8/15/2002	Registered
Caesars World, Inc.	Netherlands Antilles	Caesars (Stylized)	D-353	7/29/2003	9579	8/15/2002	Registered
Caesars World, Inc.	New Zealand	Caesars Entertainment (Laurel Design)	787464	4/11/2008	787464	4/11/2008	Registered
Caesars World, Inc.	Panama	Caesars	81700	7/5/1996	81700-02	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars	81701	7/5/1996	81701-01	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars	81692	7/5/1996	81692	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars	81700	7/5/1996	81700-01	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars	81701	7/5/1996	81701-02	7/5/1996	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Panama	Caesars (Stylized)	81699	7/5/1996	81699-02	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars (Stylized)	81691	7/5/1996	81691	7/5/2006	Registered
Caesars World, Inc.	Panama	Caesars (Stylized)	81699-01	7/5/1996	81699-01	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars (Stylized)	81694	7/5/1996	81694-01	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars (Stylized)	81694	7/5/1996	81694-02	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars Entertainment (Laurel Design)	170896	5/7/2008			Filed
Caesars World, Inc.	Panama	Caesars Entertainment (Laurel Design)	170895	5/7/2008			Filed
Caesars World, Inc.	Panama	Caesars Palace	81703	7/5/1996	81703-02	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars Palace	81695	7/5/1996	81695-02	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars Palace (Stylized)	87739	5/23/1997	87739	5/23/1997	Registered
Caesars World, Inc.	Panama	Caesars Palace (Stylized)	81698	7/5/1996	81698-02	7/5/1996	Registered
Caesars World, Inc.	Panama	Caesars Palace (Stylized)	81704	7/5/1996	81704-02	7/5/1996	Registered
Caesars World, Inc.	Peru	Caesars Entertainment (Laurel Design)	350710	4/16/2008			Filed
Caesars World, Inc.	Peru	Caesars Entertainment (Laurel Design)	350976	4/16/2008			Filed
Caesars World, Inc.	Philippines	Caesars	4.2E+09	1/26/1998	4.2E+09	8/28/2005	Registered
Caesars World, Inc.	Philippines	Caesars	4.2E+10	1/26/1998	4.2E+10	12/25/2005	Registered
Caesars World, Inc.	Philippines	Caesars (Stylized)	4.2E+09	1/26/1998	4.2E+09	1/20/2003	Registered
Caesars World, Inc.	Philippines	Caesars (Stylized)	4.2E+10	1/26/1998	4.2E+10	12/25/2005	Registered
Caesars World, Inc.	Philippines	Caesars Entertainment (Laurel Design)	4-2008-004544	4/22/2008			Filed
Caesars World, Inc.	Philippines	Caesars Palace	4.2E+10	1/26/1998	4.2E+10	2/18/2006	Registered
Caesars World, Inc.	Philippines	Caesars Palace	4.2E+10	1/26/1998	4.2E+10	2/18/2006	Registered
Caesars World, Inc.	Philippines	Caesars Palace (Stylized)	4.2E+10	1/26/1998	4.2E+10	2/18/2006	Registered
Caesars World, Inc.	Philippines	Caesars Palace (Stylized)	4.2E+10	1/26/1998	4.2E+10	2/18/2006	Registered
Caesars World, Inc.	Puerto Rico	Caesars	8484	12/7/2005	8484	12/7/2005	Registered
Caesars World, Inc.	Puerto Rico	Caesars	8479	12/7/2005	8479	12/7/2005	Registered
Caesars World, Inc.	Puerto Rico	Caesars	67444	10/17/2005	67444	10/17/2005	Registered
Caesars World, Inc.	Puerto Rico	Caesars	67445	10/17/2005	67445	10/17/2005	Registered
Caesars World, Inc.	Puerto Rico	Caesars (Stylized)	8485	12/7/2005	8485	12/7/2005	Registered
Caesars World, Inc.	Puerto Rico	Caesars (Stylized)	8483	12/7/2005	8483	12/7/2005	Registered
Caesars World, Inc.	Puerto Rico	Caesars (Stylized)	67450	10/17/2005	67450	10/17/2005	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Puerto Rico	Caesars (Stylized)	67451	10/17/2005	67451	10/17/2005	Registered
Caesars World, Inc.	Puerto Rico	Caesars Entertainment (Laurel Design)		5/8/2008			Filed
Caesars World, Inc.	Puerto Rico	Caesars Entertainment (Laurel Design)		5/8/2008			Filed
Caesars World, Inc.	Puerto Rico	Caesars Palace	5832	12/15/1972	5832	2/22/1973	Registered
Caesars World, Inc.	Puerto Rico	Caesars Palace	67446	10/17/2005	67446	10/17/2005	Registered
Caesars World, Inc.	Puerto Rico	Caesars Palace	67448	10/17/2005	67448	10/17/2005	Registered
Caesars World, Inc.	Puerto Rico	Caesars Palace (Stylized)	5834	2/8/1973	5834	2/22/1973	Registered
Caesars World, Inc.	Russia	Caesars	2.007E+09	6/23/2006	330689	8/1/2007	Registered
Caesars World, Inc.	Russia	Caesars	2.003E+09	7/9/2002	245535	5/12/2003	Registered
Caesars World, Inc.	Russia	Caesars (Stylized)	2.007E+09	6/23/2006	330688	8/1/2007	Registered
Caesars World, Inc.	Russia	Caesars Entertainment (Laurel Design)	2.009E+09	4/11/2008			Filed
Caesars World, Inc.	Russia	Caesars Palace	2.007E+09	6/23/2006	339332	12/14/2007	Registered
Caesars World, Inc.	Russia	Caesars Palace	2.003E+09	7/9/2002	245536	5/12/2003	Registered
Caesars World, Inc.	Russia	Caesars Palace (Stylized)	2.007E+09	6/23/2006	327982	5/15/2007	Registered
Caesars World, Inc.	Singapore	Caesars	T04/08291Z	5/24/2004	T04/08291Z	5/24/2004	Registered
Caesars World, Inc.	Singapore	Caesars	T04/08295B	5/24/2004	T04/08295B	5/24/2004	Registered
Caesars World, Inc.	Singapore	Caesars	T0900455J	1/13/2009			Filed
Caesars World, Inc.	Singapore	Caesars (Series) (block and stylized font)	T88/03887I	7/27/1988	T88/03887I	7/27/1988	Registered
Caesars World, Inc.	Singapore	Caesars (Series) (block and stylized font)	T88/03886J	7/27/1988	T88/03886J	7/27/1988	Registered
Caesars World, Inc.	Singapore	Caesars (Series) (block and stylized font)	T88/03882H	7/27/1988	T88/03882H	7/27/1988	Registered
Caesars World, Inc.	Singapore	Caesars (Stylized)	T06/18419A	9/5/2006	T06/18419A	9/5/2006	Registered
Caesars World, Inc.	Singapore	Caesars (Stylized)	T0618421C	9/5/2006	T0618421C	9/5/2006	Registered
Caesars World, Inc.	Singapore	Caesars Entertainment (Laurel Design)	T0804770A	4/14/2008			Filed
Caesars World, Inc.	Singapore	Caesars Golf & Design	T0900457G	1/13/2009			Filed
Caesars World, Inc.	Singapore	Caesars Man (Series)	T88/04695B	8/30/1988	T88/04695B	8/30/1988	Registered
Caesars World, Inc.	Singapore	Caesars Palace	T04/08303G	5/24/2004	T04/08303G	5/24/2004	Registered
Caesars World, Inc.	Singapore	Caesars Palace	T04/08301J	5/24/2004	T04/08301J	5/24/2004	Registered
Caesars World, Inc.	Singapore	Caesars Palace (Stylized)	T06/18422A	9/5/2006	T0618422A	9/5/2006	Registered
Caesars World, Inc.	Singapore	Caesars Palace (Stylized)	T06/18423Z	9/5/2006	T0618423Z	9/5/2006	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Singapore	Caesars Woman (Series)	T88/04696J	8/30/1995	T88/04696J	8/30/1995	Registered
Caesars World, Inc.	Singapore	CG (Logo)	T0900456I	1/13/2009			Filed
Caesars World, Inc.	Slovak Republic	Caesars Entertainment (Laurel Design)	7092008	4/17/2008			Filed
Caesars World, Inc.	Slovenia	Caesars	Z-200671090	7/7/2006	200671090	7/7/2006	Registered
Caesars World, Inc.	Slovenia	Caesars (Stylized)	Z-200671091	7/7/2006	200671091	7/7/2006	Registered
Caesars World, Inc.	Slovenia	Caesars Entertainment (Laurel Design)	Z-200870395	3/13/2008	200870395	1/21/2009	Registered
Caesars World, Inc.	Slovenia	Caesars Palace	Z-200671092	7/7/2006	200671092	7/7/2006	Registered
Caesars World, Inc.	Slovenia	Caesars Palace (Stylized)	Z-200671093	7/7/2006	200671093	7/7/2006	Registered
Caesars World, Inc.	South Africa	Caesars	1992/01200	2/13/1992	1992/01200	4/6/2000	Registered
Caesars World, Inc.	South Africa	Caesars	1992/01203	2/13/1992	1992/01203	3/6/2000	Registered
Caesars World, Inc.	South Africa	Caesars	1992/01202	2/13/1992	1992/01202	4/6/2000	Registered
Caesars World, Inc.	South Africa	Caesars	1992/01201	2/13/1992	1992/01201	4/6/2000	Registered
Caesars World, Inc.	South Africa	Caesars	1992/01204	2/13/1992	1992/01204	3/6/2000	Registered
Caesars World, Inc.	South Africa	Caesars	1996/02340	2/22/1996	1996/02340	3/9/1999	Registered
Caesars World, Inc.	South Africa	Caesars	2007/18495	8/17/2007			Filed
Caesars World, Inc.	South Africa	Caesar’s	1988/06039	7/20/1988	1988/06039	9/11/1990	Registered
Caesars World, Inc.	South Africa	Caesar’s	1988/6040	7/20/1988	1988/6040	9/11/1990	Registered
Caesars World, Inc.	South Africa	Caesars (Stylized)	2007/18497	8/17/2007			Filed
Caesars World, Inc.	South Africa	Caesars (Stylized)	2007/18496	8/17/2007			Filed
Caesars World, Inc.	South Africa	Caesars Entertainment	2003/11993	7/17/2003	2003/11993	9/5/2007	Registered
Caesars World, Inc.	South Africa	Caesars Entertainment	2003/11992	7/17/2003	2003/11992	9/5/2007	Registered
Caesars World, Inc.	South Africa	Caesars Entertainment	2003/11994	7/17/2003	2003/11994	9/5/2007	Registered
Caesars World, Inc.	South Africa	Caesars Entertainment (Laurel Design)	2008/08355	4/14/2008			Filed
Caesars World, Inc.	South Africa	Caesars Entertainment (Laurel Design)	2008/08356	4/14/2008			Filed
Caesars World, Inc.	South Africa	Caesars Forum	1998/18595	10/20/1998	1998/18595	4/4/2002	Registered
Caesars World, Inc.	South Africa	Caesars Forum	1998/18594	10/20/1998	1998/18594	4/4/2002	Registered
Caesars World, Inc.	South Africa	Caesars Hotel Casino and Convention Center	1999/01374	1/28/1999	1999/01374	2/7/2003	Registered
Caesars World, Inc.	South Africa	Caesars Hotel Casino and Convention Resort	1999/01375	1/28/1999	1999/01375	1/28/1999	Registered
Caesars World, Inc.	South Africa	Caesars Palace	1995/3621	3/24/1995	1995/3621	4/19/1999	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	South Africa	Caesars Palace	1996/02341	2/22/1996	1996/02341	4/12/1999	Registered
Caesars World, Inc.	South Africa	Caesars Palace	2007/18498	8/17/2007			Filed
Caesars World, Inc.	South Africa	Caesars Palace	2007/18499	8/17/2007			Filed
Caesars World, Inc.	South Africa	Caesar’s Palace	1992/09449	11/4/1992	1992/09449	10/14/1994	Registered
Caesars World, Inc.	South Africa	Caesar’s Palace	1988/05938	7/18/1988	1988/05938	9/11/1990	Registered
Caesars World, Inc.	South Africa	Caesar’s Palace	1988/05939	7/18/1988	1988/05939	9/11/1990	Registered
Caesars World, Inc.	South Africa	Caesars Palace (Stylized)	2007/18500	8/17/2007			Filed
Caesars World, Inc.	South Africa	Caesars Palace (Stylized)	2007/18501	8/17/2007			Filed
Caesars World, Inc.	South Africa	Colosseum	2008/09433	4/25/2008			Filed
Caesars World, Inc.	South Africa	Colosseum	2008/09434	4/25/2008			Filed
Caesars World, Inc.	South Africa	Roman Head with Laurel Leaf (Design)	1999/01372	1/28/1999	1999/01372	1/28/1999	Registered
Caesars World, Inc.	South Africa	Roman Head with Laurel Leaf (Design)	1999/01373	1/28/1999	1999/01373	1/28/1999	Registered
Caesars World, Inc.	South Korea	Caesars	6699/88	3/18/1988	169,254	4/25/1989	Registered
Caesars World, Inc.	South Korea	Caesars	6715/88	3/18/1988	176,293	8/5/1989	Registered
Caesars World, Inc.	South Korea	Caesars	6697/88	3/18/1988	176,271	8/5/1989	Registered
Caesars World, Inc.	South Korea	Caesars	41-2008-0003677	2/14/2008	41-0183470	4/02/2009	Registered
Caesars World, Inc.	South Korea	Caesars	41-2006-0023446	9/15/2006	164175	3/31/2008	Registered
Caesars World, Inc.	South Korea	Caesars (in Katakana Characters)	6726/88	3/18/1988	176,295	8/5/1989	Registered
Caesars World, Inc.	South Korea	Caesars (in Katakana Characters)	7782/87	4/17/1987	176,273	8/5/1989	Registered
Caesars World, Inc.	South Korea	Caesars (in Katakana Characters)	6721/88	3/8/1988	169,256	4/25/1989	Registered
Caesars World, Inc.	South Korea	Caesars (Stylized)	6710/88	3/18/1988	169,255	4/25/1989	Registered
Caesars World, Inc.	South Korea	Caesars (Stylized)	6701/88	3/18/1988	169,865	5/11/1989	Registered
Caesars World, Inc.	South Korea	Caesars (Stylized)	6697/88	3/18/1988	176,272	8/5/1989	Registered
Caesars World, Inc.	South Korea	Caesars (Stylized)	6701/88	3/18/1988	172,000	6/13/1989	Registered
Caesars World, Inc.	South Korea	Caesars (Stylized)	6703/88	3/18/1988	170,641	5/25/1989	Registered
Caesars World, Inc.	South Korea	Caesars (Stylized)	6698/98	3/18/1988	170,685	5/26/1989	Registered
Caesars World, Inc.	South Korea	Caesars (Stylized)	6704/88	3/18/1988	176,294	8/5/1989	Registered
Caesars World, Inc.	South Korea	Caesars (Stylized)	41-2006-0023448	9/15/2006	164176	3/31/2008	Registered
Caesars World, Inc.	South Korea	Caesars Golf & Design	41-2009-0000605	1/13/2009			Filed
Caesars World, Inc.	South Korea	Caesars Palace	4.12E+12	12/6/2005	147427	4/12/2007	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	South Korea	Caesars Palace (Stylized)	4.12E+12	12/6/2005	147428	4/12/2007	Registered
Caesars World, Inc.	South Korea	CG (Logo)	41-2009-0000604	1/13/2009			Filed
Caesars World, Inc.	Spain	Caesars	816926 & 816929	4/20/1976	2699113	3/14/1980	Registered
Caesars World, Inc.	Spain	Caesars	2742766	11/28/2006	2742766	12/20/2007	Registered
Caesars World, Inc.	Spain	Caesars	2873274	4/24/2009			Filed
Caesars World, Inc.	Spain	Caesars (Stylized)	2063986 & 2063987	12/17/1996	2767454	12/17/1996	Registered
Caesars World, Inc.	Spain	Caesars (Stylized)	2742774	11/28/2006	2742774	12/21/2007	Registered
Caesars World, Inc.	Spain	Caesars Entertainment (Laurel Design)	2817594	3/7/2008			Filed
Caesars World, Inc.	Spain	Caesars Palace	816927 & 816931	4/20/1976	2699114	3/25/1980	Registered
Caesars World, Inc.	Spain	Caesars Palace	2742775	11/28/2006	2742775	12/21/2007	Registered
Caesars World, Inc.	Spain	Caesars Palace (Stylized)	2063988 & 2063989	12/17/1996	2767442	12/5/1997	Registered
Caesars World, Inc.	Spain	Caesars Palace (Stylized)	2742777	11/28/2006	2742777	12/21/2007	Registered
Caesars World, Inc.	Spain	Caesars Palace (Stylized) (Vertical)	2743057	11/29/2006	2743057	11/14/2007	Registered
Caesars World, Inc.	Spain	Caesars World	816928 & 816930	4/20/1976	2699115	3/14/1980	Registered
Caesars World, Inc.	Spain	Colosseum at Caesars	2726550	8/9/2006	2726550	8/9/2006	Registered
Caesars World, Inc.	Spain	The Colosseum at Caesars	2726556	8/9/2006	2726556	8/9/2006	Registered
Caesars World, Inc.	Switzerland	Caesars	58458/2007	8/6/2007	567566	2/4/2008	Registered
Caesars World, Inc.	Switzerland	Caesars (Stylized)	58460/2007	8/6/2007	567619	2/4/2008	Registered
Caesars World, Inc.	Switzerland	Caesars Entertainment (Laurel Design)	54787/2008	4/14/2008	575479	4/14/2008	Registered
Caesars World, Inc.	Switzerland	Caesars Palace	58461/2007	8/6/2007	567569	2/4/2008	Registered
Caesars World, Inc.	Switzerland	Caesars Palace (Stylized)	58462/2007	8/6/2007	567620	2/4/2008	Registered
Caesars World, Inc.	Taiwan	Caesars	(77) 15297	4/12/1988	425240	1/1/1989	Registered
Caesars World, Inc.	Taiwan	Caesars	(78) 21052	5/8/1989	506834	12/1/1990	Registered
Caesars World, Inc.	Taiwan	Caesars	(78) 15302	4/12/1988	422248	12/1/1988	Registered
Caesars World, Inc.	Taiwan	Caesars	(78) 21054	4/8/1989	507137	12/1/1990	Registered
Caesars World, Inc.	Taiwan	Caesars	(77) 15304	4/12/1988	420712	11/16/1988	Registered
Caesars World, Inc.	Taiwan	Caesars	(77) 15305	4/12/1988	423985	12/16/1988	Registered
Caesars World, Inc.	Taiwan	Caesars	(77) 15307	4/12/1988	421202	11/16/1988	Registered
Caesars World, Inc.	Taiwan	Caesars	(77) 15308	4/12/1988	427719	1/15/1989	Registered
Caesars World, Inc.	Taiwan	Caesars	(77) 15,310	4/12/1988	419,833	11/1/1988	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Taiwan	Caesars	95045006	9/4/2006	1257742	4/1/2007	Registered
Caesars World, Inc.	Taiwan	Caesars	98001719	1/16/2009			Filed
Caesars World, Inc.	Taiwan	Caesars (Stylized)	95045008	9/4/2006	1281192	9/16/2007	Registered
Caesars World, Inc.	Taiwan	Caesars Entertainment (Laurel Design)	97017730	4/17/2008			Filed
Caesars World, Inc.	Taiwan	Caesars Golf & Design	98001723	1/16/2009			Filed
Caesars World, Inc.	Taiwan	Caesars Man (Stylized)	(77) 38470	8/20/1988	438154	4/16/1989	Registered
Caesars World, Inc.	Taiwan	Caesars Palace	(85) 61842	12/5/1996	100238	5/16/1998	Registered
Caesars World, Inc.	Taiwan	Caesars Palace	(85) 61841	12/5/1996	107866	3/16/1999	Registered
Caesars World, Inc.	Taiwan	Caesars Palace	95045009	9/4/2006	1281193	9/16/2007	Registered
Caesars World, Inc.	Taiwan	Caesars Palace (Stylized)	95045011	9/4/2006	1281194	9/16/2007	Registered
Caesars World, Inc.	Taiwan	Caesars Woman (Stylized)	(77) 38471	8/20/1988	438155	4/16/1989	Registered
Caesars World, Inc.	Taiwan	CG (Logo)	98001721	1/16/2009			Filed
Caesars World, Inc.	Taiwan	Toga Teddy	(78) 35,956	8/13/1989	480,352	4/1/1990	Registered
Caesars World, Inc.	Thailand	Caesars	373473	11/4/1988	TM 84377	11/4/1988	Registered
Caesars World, Inc.	Thailand	Caesars	720039	1/23/2009			Filed
Caesars World, Inc.	Thailand	Caesars	638492	9/11/2006	Bor36835	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars	638490	9/11/2006	Kor263241	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars	638491	9/11/2006	Kor275795	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars	638493	9/11/2006	Bor36619	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars (Stylized)	373474	11/4/1988	84392	11/4/1988	Registered
Caesars World, Inc.	Thailand	Caesars (Stylized)	638494	9/11/2006	Kor265766	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars (Stylized)	638495	9/11/2006	Kor274725	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars (Stylized)	638496	9/11/2006	Bor36836	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars (Stylized)	638497	9/11/2006	Bor36198	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars (Thai Lettering)	704022	8/5/2008			Filed
Caesars World, Inc.	Thailand	Caesars (Thai Lettering)	704021	8/5/2008			Filed
Caesars World, Inc.	Thailand	Caesars Entertainment	524834	7/22/2003	Bor29193	7/22/2003	Registered
Caesars World, Inc.	Thailand	Caesars Entertainment	524833	7/22/2003	Kor202032	7/22/2003	Registered
Caesars World, Inc.	Thailand	Caesars Entertainment	639046	9/15/2006	Bor36839	9/15/2006	Registered
Caesars World, Inc.	Thailand	Caesars Entertainment	638507	9/11/2006	Bor36210	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars Entertainment	639045	9/15/2006	Kor263243	9/15/2006	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Thailand	Caesars Entertainment	638506	9/11/2006	Kor275798	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars Entertainment (Stylized)	531985	10/1/2003	Kor204465	10/1/2003	Registered
Caesars World, Inc.	Thailand	Caesars Entertainment (Stylized)	531986	10/1/2003	Bor29191	10/1/2003	Registered
Caesars World, Inc.	Thailand	Caesars Entertainment (Stylized)	639047	9/15/2006	Kor263244	9/15/2006	Registered
Caesars World, Inc.	Thailand	Caesars Entertainment (Stylized)	639048	9/15/2006	Bor35839	9/15/2006	Registered
Caesars World, Inc.	Thailand	Caesars Entertainment (Thai Lettering)	704024	8/5/2008			Filed
Caesars World, Inc.	Thailand	Caesars Entertainment (Thai Lettering)	704023	8/5/2008			Filed
Caesars World, Inc.	Thailand	Caesars Entertainment (Laurel Design)	695608	5/16/2008			Filed
Caesars World, Inc.	Thailand	Caesars Entertainment (Laurel Design)	695607	5/16/2008			Filed
Caesars World, Inc.	Thailand	Caesars Golf & Design	720041	1/23/2009			Filed
Caesars World, Inc.	Thailand	Caesars Man	372637	10/25/1988	TM 84861	10/25/1988	Registered
Caesars World, Inc.	Thailand	Caesars Man (Stylized)	372638	10/25/1988	TM 84863	10/25/1988	Registered
Caesars World, Inc.	Thailand	Caesars Palace	638500	9/11/2006	Bor36837	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars Palace	638498	9/11/2006	Kor265792	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars Palace	638499	9/11/2006	Kor275796	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars Palace	638501	9/11/2006	Bor36199	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars Palace (Stylized)	638502	9/11/2006	Kor265791	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars Palace (Stylized)	638503	9/11/2006	Kor275797	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars Palace (Stylized)	638504	9/11/2006	Bor36838	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars Palace (Stylized)	638505	9/11/2006	Bor36209	9/11/2006	Registered
Caesars World, Inc.	Thailand	Caesars Woman	372639	10/25/1988	TM 84866	10/25/1988	Registered
Caesars World, Inc.	Thailand	Caesars Woman (Stylized)	372640	10/25/1988	TM 84504	10/25/1988	Registered
Caesars World, Inc.	Thailand	CG (Logo)	720040	1/23/2009			Filed
Caesars World, Inc.	Tunisia	Caesars Palace	EE96.0653	5/27/1996	EE96.0653	5/27/1996	Registered
Caesars World, Inc.	Tunisia	Cleopatra’s Palace	EE96.0654	5/27/1996	EE96.0654	5/27/1996	Registered
Caesars World, Inc.	Turkey	Caesars	5831/89	8/16/1989	113,974	8/16/1989	Registered
Caesars World, Inc.	Turkey	Caesars	2009/00585	1/8/2009			Filed
Caesars World, Inc.	Turkey	Caesars Entertainment (Laurel Design)	2008/22125	4/15/2008			Filed

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Caesars World, Inc.	Turkey	Caesars Palace	5832/89	8/16/1989	113,769	8/16/1989	Registered
Caesars World, Inc.	Ukraine	Caesars Entertainment (Laurel Design)	m 2008 07124	4/14/2008			Filed
Caesars World, Inc.	United Kingdom	Caesars	2514570	4/24/2009			Filed
Caesars World, Inc.	United Kingdom	Caesars Entertainment (Laurel Design)	2481794	3/7/2008	2481794	3/7/2008	Registered
Caesars World, Inc.	Uruguay	Caesars	263020	6/4/1993	263020	8/10/1999	Registered
Caesars World, Inc.	Uruguay	Caesars	383.866	8/16/2007	383866	7/25/2008	Registered
Caesars World, Inc.	Uruguay	Caesars (Stylized)	263021	6/4/1993			Filed
Caesars World, Inc.	Uruguay	Caesars (Stylized)	383.865	8/16/2007	383865	7/25/2008	Registered
Caesars World, Inc.	Uruguay	Caesars Entertainment	348,843	7/16/2003	348,843	4/12/2004	Registered
Caesars World, Inc.	Uruguay	Caesars Entertainment with Laurel Design	390624	4/14/2008			Filed
Caesars World, Inc.	Uruguay	Caesars Palace	383.864	8/16/2007	383864	7/25/2008	Registered
Caesars World, Inc.	Uruguay	Caesars Palace (Stylized)	383.863	8/16/2007	383863	7/25/2008	Registered
Caesars World, Inc.	Venezuela	Caesars	264-1998	1/9/1998			Filed
Caesars World, Inc.	Venezuela	Caesars	263-1998	1/9/1998	S009451	2/26/1999	Registered
Caesars World, Inc.	Venezuela	Caesars (Stylized)	266-1998	1/9/1998			Filed
Caesars World, Inc.	Venezuela	Caesars (Stylized)	265-1998	1/9/1998	S011833	2/25/2000	Registered
Caesars World, Inc.	Venezuela	Caesars Entertainment (Laurel Design)	7476-2008	4/18/2008			Filed
Caesars World, Inc.	Venezuela	Caesars Entertainment (Laurel Design)	7477-2008	4/18/2008			Filed
Caesars World, Inc.	Venezuela	Caesars Palace	268-1998	1/9/1998			Filed
Caesars World, Inc.	Venezuela	Caesars Palace	267-1998	1/9/1998	S009452	2/26/1999	Registered
Caesars World, Inc.	Venezuela	Caesars Palace (Stylized)	269-1998	1/9/1998	S011834	2/25/2000	Registered
Caesars World, Inc.	Venezuela	Caesars Palace (Stylized)	270-1998	1/9/1998			Filed
Caesars World, Inc.	Vietnam	Caesars	4.201E+09	9/29/2006			Filed
Caesars World, Inc.	Vietnam	Caesars (Stylized)	4.221E+09	9/29/2006			Filed
Caesars World, Inc.	Vietnam	Caesars Entertainment (Laurel Design)	4-2008-08188	4/17/2008			Filed
Caesars World, Inc.	Vietnam	Caesars Palace	4.201E+09	9/29/2006			Filed
Caesars World, Inc.	Vietnam	Caesars Palace (Stylized)	4.201E+09	9/29/2006			Filed
Harrah’s License Company, LLC	Aruba	Harrah's (Block)	15528	11/7/1991	15528	12/9/1991	Registered
Harrah’s License Company, LLC	Australia	Bally	A157,829	1/7/1960	157829	1/7/1960	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Australia	Bally	A252,393	9/29/1971	A252,393	9/29/1971	Registered
Harrah’s License Company, LLC	Australia	Bally (Stylized Script)	A294,097	2/9/1976	294,097	2/9/1976	Registered
Harrah’s License Company, LLC	Australia	Flamingo	620,549	1/17/1994	620,549	1/17/1994	Registered
Harrah’s License Company, LLC	Australia	Flamingo (and Design)	634,872	7/13/1994	634,872	7/13/1994	Registered
Harrah’s License Company, LLC	Australia	Harrah's (Block)	443595	4/10/1986	A443595	4/10/1993	Registered
Harrah’s License Company, LLC	Australia	Harrah's (Block)	444157	4/10/1986	A444157	4/10/1993	Registered
Harrah’s License Company, LLC	Australia	Harrah's (Design)	A443596	4/10/1986	A443596	4/10/1993	Registered
Harrah’s License Company, LLC	Australia	Harrah's (Design)	A444158	4/10/1986	A444158	4/10/1993	Registered
Harrah’s License Company, LLC	Australia	Harrah's (Design)	B288566	7/3/1975	B288566	7/3/1996	Registered
Harrah’s License Company, LLC	Australia	Harrah's (Design)	288567	7/3/1975	B288567	7/3/1996	Registered
Harrah’s License Company, LLC	Australia	Harrah's (Orbit Design)	638979	8/29/1994	638979	8/29/2004	Registered
Harrah’s License Company, LLC	Australia	Harrah's (Orbit Design)	638980	8/29/1994	638980	8/29/2004	Registered
Harrah’s License Company, LLC	Australia	Rio (Block)	976316	10/29/2003	976316	3/22/2006	Registered
Harrah’s License Company, LLC	Austria	Bally	AM 8320/99	12/22/1999	187,667	3/31/2000	Registered
Harrah’s License Company, LLC	Austria	Harrah's (Block)	AM 4524	9/24/1991	139124	11/29/1991	Registered
Harrah’s License Company, LLC	Bahamas	Harrah's (Block)	13429	6/7/1989	13429	6/7/1989	Registered
Harrah’s License Company, LLC	Bahamas	Harrah's (Block)	13430	6/6/1989	13430	6/7/1989	Registered
Harrah’s License Company, LLC	Bahamas	Harrah's (Block)		10/12/2006			Filed
Harrah’s License Company, LLC	Bahamas	Harrah's (Block)		10/12/2006			Filed
Harrah’s License Company, LLC	Bahamas	Harrah's (Block)		10/12/2006			Filed
Harrah’s License Company, LLC	Bahamas	Harrah's (New Swing)	29879	10/12/2006			Filed
Harrah’s License Company, LLC	Bahamas	Harrah's (New Swing)	29881	10/12/2006			Filed
Harrah’s License Company, LLC	Bahamas	Harrah's (New Swing)	29880	10/12/2006			Filed
Harrah’s License Company, LLC	Bahamas	Total Rewards (Block)	29751	9/4/2006			Filed
Harrah’s License Company, LLC	Bahamas	Total Rewards (Block)	29752	9/4/2006			Filed
Harrah’s License Company, LLC	Bahamas	Total Rewards (Block)	29753	9/4/2006			Filed
Harrah’s License Company, LLC	Barbados	Harrah's (Block)	NA	11/14/1991	81/8362	1/4/1999	Registered
Harrah’s License Company, LLC	Barbados	Harrah's (Block)	NA	11/14/1991	81/8361	1/4/1999	Registered
Harrah’s License Company, LLC	Benelux	Bally (Stylized Script)	43,222	1/10/1980	364,110	7/15/1980	Registered
Harrah’s License Company, LLC	Benelux	Bally (Stylized Script)	28080	12/31/1971	107,788	12/31/1971	Registered
Harrah’s License Company, LLC	Benelux	Caesar	1089583	11/7/2005	776390	11/10/2005	Registered
Harrah’s License Company, LLC	Benelux	Harrah	1089556	11/7/2005	776388	11/10/2005	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Benelux	Harrah’s (Block)	771227	10/30/1991	508175	8/1/1992	Registered
Harrah’s License Company, LLC	Benelux	Harrah’s (Block)	1118815	9/11/2006	819485	6/7/2007	Registered
Harrah’s License Company, LLC	Benelux	Harrah’s (New Swing)	1118638	9/7/2006	826196	10/5/2007	Registered
Harrah’s License Company, LLC	Benelux	Total Rewards (Block)	1118813	9/11/2006	819484	6/7/2007	Registered
Harrah’s License Company, LLC	Bermuda	Harrah’s (Block)	21527	11/13/1991	21527	11/13/1991	Registered
Harrah’s License Company, LLC	Bermuda	Harrah’s (Block)	21526	11/13/1991	21526	11/13/1991	Registered
Harrah’s License Company, LLC	Bermuda	Harrah’s (Block)	25056	7/26/1993	25056	7/26/2000	Registered
Harrah’s License Company, LLC	Bermuda	Harrah’s (Block)	25057	7/26/1993	25057	7/26/2000	Registered
Harrah’s License Company, LLC	Brazil	Harrah’s (Block)	816916713	10/27/1992	816916713	3/1/1994	Registered
Harrah’s License Company, LLC	Brazil	Harrah’s (Block)	816916705	10/27/1992	816916705	3/1/1994	Registered
Harrah’s License Company, LLC	Brazil	Harrah’s (Block)	901098671	8/6/2008			Filed
Harrah’s License Company, LLC	Brazil	Harrah’s (Block)	901098760	8/6/2008			Filed
Harrah’s License Company, LLC	Brazil	Harrah’s (New Swing)	901098990	8/6/2008			Filed
Harrah’s License Company, LLC	Brazil	Harrah’s (New Swing)	901098957	8/6/2008			Filed
Harrah’s License Company, LLC	Brazil	Harrah’s (Orbit Design)	819364738	8/16/1996	819364738	3/9/1999	Registered
Harrah’s License Company, LLC	Brazil	Harrah’s (Orbit Design)	819364720	8/16/1996	819364720	3/9/1999	Registered
Harrah’s License Company, LLC	British Virgin Islands	Harrah’s (Block)	NA	5/29/1992	1247	5/29/1992	Registered
Harrah’s License Company, LLC	British Virgin Islands	Harrah’s (New Swing)			2209	10/3/2006	Registered
Harrah’s License Company, LLC	Canada	Bally (Stylized Script)	252,903	9/12/1959	125,612	3/2/1962	Registered
Harrah’s License Company, LLC	Canada	Bally (Stylized) Gaming	718,313	12/4/1992	TMA 453,296	2/2/1996	Registered
Harrah’s License Company, LLC	Canada	Cleopatra’s Barge	1265679	7/21/2005	671346	8/28/2006	Registered
Harrah’s License Company, LLC	Canada	Club Rio (Block)	1025328	8/10/1999	562155	5/16/2002	Registered
Harrah’s License Company, LLC	Canada	Grand Advantage Players Club	734,260	8/4/1993	434,509	10/14/1994	Registered
Harrah’s License Company, LLC	Canada	Grand Casino (pot o’gold design)	748,489	3/1/1994	445,624	7/28/1995	Registered
Harrah’s License Company, LLC	Canada	Grand Casinos, Inc. (with pot of gold design)	734,212	8/4/1993	438,127	1/20/1995	Registered
Harrah’s License Company, LLC	Canada	Harrah’s (Block)	73/574830	12/17/1986	339305	4/15/2003	Registered
Harrah’s License Company, LLC	Canada	Harrah’s (Design)	715105	10/19/1992	424752	3/4/1994	Registered
Harrah’s License Company, LLC	Canada	Harrah’s (New Swing)	1,402,424	7/8/2008			Filed
Harrah’s License Company, LLC	Canada	Harrah’s (Orbit Design)	762996	8/31/1994	473484	3/25/1997	Registered
Harrah’s License Company, LLC	Canada	Oh Yeah!	1162964	12/28/2002	609355	5/4/2004	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Canada	Operation Bet Smart	865958	1/9/1998	539185	1/5/2001	Registered
Harrah’s License Company, LLC	Canada	Play Rio (Block)	1025329	8/10/1999	587045	8/13/2003	Registered
Harrah’s License Company, LLC	Canada	Project 21	865961	1/9/1998	TMA526105	3/30/2000	Registered
Harrah’s License Company, LLC	Canada	Rio (Stylized Script)	1025327	8/10/1999	590218	9/18/2003	Registered
Harrah’s License Company, LLC	Canada	Seven Stars (Block)	1407580	8/18/2008			Filed
Harrah’s License Company, LLC	Canada	Showboat (Block)	73308500	7/16/1993	519,431	11/16/1999	Registered
Harrah’s License Company, LLC	Canada	Total Rewards (Block)	1166596	2/5/2003	619647	9/15/2004	Registered
Harrah’s License Company, LLC	Canada	Total Rock	1428293	2/18/2009			Filed
Harrah’s License Company, LLC	China	Harrah’s (Block)	92005751	2/15/1992	628320	1/30/2003	Registered
Harrah’s License Company, LLC	China	Harrah’s (Block)	92005752	2/15/1992	628214	1/30/2003	Registered
Harrah’s License Company, LLC	China	Harrah’s (Block)	92005753	2/15/1992	628416	1/30/2003	Registered
Harrah’s License Company, LLC	China	Harrah’s (Design)	93051915	7/1/1993	772230	11/21/2004	Registered
Harrah’s License Company, LLC	China	Harrah’s (Design)	93051916	7/1/1993	774939	12/28/2004	Registered
Harrah’s License Company, LLC	China	Harrah’s (New Swing)	4216072	8/11/2004	4216072	1/21/2008	Registered
Harrah’s License Company, LLC	China	Harrah’s (New Swing)	4216073	8/11/2004	4216073	1/21/2008	Registered
Harrah’s License Company, LLC	Denmark	Bally (Stylized Script)	1959 01,330	8/1/1959	1959 01330	8/1/1959	Registered
Harrah’s License Company, LLC	Denmark	Bally (Stylized Script)	2910/80	7/3/1980	1983 02136	7/15/1993	Registered
Harrah’s License Company, LLC	Denmark	Harrah’s (Block)	6763/1991	9/20/1991	04483/1992	5/22/2002	Registered
Harrah’s License Company, LLC	Dominican Republic	Harrah’s (Block)	2006-109	1/2/2006	154278	5/15/2006	Registered
Harrah’s License Company, LLC	Dominican Republic	Harrah’s (New Swing)	2006-110	1/2/2006	154518	5/31/2006	Registered
Harrah’s License Company, LLC	Egypt	Flamingo	88986	11/15/1993	88986	5/18/1999	Registered
Harrah’s License Company, LLC	Egypt	Flamingo	88988	11/15/1993	88988	10/17/1996	Registered
Harrah’s License Company, LLC	Egypt	Flamingo	88984	11/15/1993	88984	10/15/1996	Registered
Harrah’s License Company, LLC	European Union	Colosseum	4750592	11/15/2005	4750592	12/14/2006	Registered
Harrah’s License Company, LLC	European Union	Forum Shops	4828752	12/22/2005			Filed
Harrah’s License Company, LLC	European Union	Hadrian’s Wall	3895729	6/24/2004	3895729	11/10/2005	Registered
Harrah’s License Company, LLC	European Union	Harrah’s (Block)	2958791	11/18/2002	2958791	2/11/2004	Registered
Harrah’s License Company, LLC	European Union	Harrah’s (Block)	18077	4/1/1996	18077	4/1/1996	Registered
Harrah’s License Company, LLC	European Union	Harrah’s (Block)	3206125	5/22/2003	3206125	12/21/2004	Registered
Harrah’s License Company, LLC	European Union	Harrah’s (New Swing)	3206166	5/22/2003	3206166	11/8/2004	Registered
Harrah's License Company, LLC	European Union	Harrah’s (Orbit Design)	18069	4/1/1996	18069	4/1/1996	Registered
Harrah's License Company, LLC	European Union	Harrah’s (Orbit Design)	3163409	4/1/2003	3163409	9/13/2004	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	European Union	Harrah’s Total Rewards	3270402	7/9/2003	3270402	11/19/2004	Registered
Harrah’s License Company, LLC	European Union	Luckyme	3471588	10/24/2003	3471588	4/12/2005	Registered
Harrah’s License Company, LLC	European Union	Luckyme & Cloud Device	3471612	10/24/2003	3471612	4/1/2005	Registered
Harrah’s License Company, LLC	European Union	Luckyme.co.uk	3458494	10/24/2003	3458494	4/19/2005	Registered
Harrah’s License Company, LLC	European Union	Luckyme.com	3471547	10/24/2003	3471547	4/12/2005	Registered
Harrah’s License Company, LLC	European Union	November Nine		7/1/2008			Filed
Harrah’s License Company, LLC	European Union	Rio (Block)	3446804	10/22/2003	3446804	4/16/2007	Registered
Harrah’s License Company, LLC	European Union	Rio (Stylized Script)	3446838	10/22/2003	3446838	5/3/2007	Registered
Harrah’s License Company, LLC	European Union	Showboat (Block)	3677457	2/18/2004	3677457	7/8/2005	Registered
Harrah’s License Company, LLC	European Union	The Forum Shops at Caesars	4925335	2/16/2006			Filed
Harrah’s License Company, LLC	European Union	Total Rewards (Block)	3270394	7/9/2003	3270394	11/19/2004	Registered
Harrah’s License Company, LLC	France	Bally (Stylized Script)	76,033	1/18/1962	1,380,644	1/18/1962	Registered
Harrah’s License Company, LLC	France	Bally (Stylized Script)	12,479	10/26/1990	1,734,110	10/26/1990	Registered
Harrah’s License Company, LLC	France	Bally Gaming	92/444,900	12/4/1992	92/444,900	12/4/1992	Registered
Harrah’s License Company, LLC	France	Harrah’s (Block)	315937	10/28/1991	1730069	10/28/1991	Registered
Harrah’s License Company, LLC	France	Showboat (Block)	94/528236	4/29/2004	94528236	7/8/2004	Registered
Harrah’s License Company, LLC	Germany	Bally (Stylized Script)	733,554	4/13/1959	733,554	2/8/1960	Registered
Harrah’s License Company, LLC	Germany	Bally (Stylized Script)	B 90 856/9WZ	9/22/1990	1,184,362	3/24/1992	Registered
Harrah’s License Company, LLC	Germany	Bally (Stylized Script)	B. 63790/41WZ	8/8/1979	1,036,512	8/8/1979	Registered
Harrah’s License Company, LLC	Germany	Bally Gaming	B 97,225/9WZ	12/4/1992	2,046,929	10/13/1993	Registered
Harrah’s License Company, LLC	Germany	Bally Midway	M 54 332/9 WZ	2/13/1984	1,066,701	8/6/1984	Registered
Harrah’s License Company, LLC	Germany	Harrah’s (Block)	H 66 236/42	9/19/1991	2 025 360	9/19/1991	Registered
Harrah’s License Company, LLC	Germany	Harrah’s (Block)	30762635.0/41	9/25/2007	30762635	2/1/2008	Registered
Harrah’s License Company, LLC	Germany	Harrah’s (Orbit Design)	397 27 476.9	6/16/1997	397 27 476	5/12/1998	Registered
Harrah’s License Company, LLC	Germany	Harrah’s (Orbit Design)	303 16 063.2/43	3/26/2003	303 16 063	12/12/2003	Registered
Harrah’s License Company, LLC	Greece	Flamingo (and Design)	118,594	4/6/1994	118,594	4/6/1994	Registered
Harrah’s License Company, LLC	Greece	Harrah’s (Block)	106796	9/17/1991	106796	9/17/1991	Registered
Harrah’s License Company, LLC	Greece	Harrah’s (Design)	114201	5/17/1993	114201	5/17/2003	Registered
Harrah’s License Company, LLC	Guernsey	Harrah’s (Block)	NA	5/22/2003	2332935	5/22/2003	Registered
Harrah’s License Company, LLC	Guernsey	Harrah’s (New Swing)	NA	5/22/2003	2332936	5/22/2003	Registered
Harrah’s License Company, LLC	Guernsey	LuckyMe & Cloud Device (Series of Two)	NA	9/4/2003	2342466	9/4/2003	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Guernsey	Total Rewards (Block)	NA	7/9/2004	2337226	7/9/2004	Registered
Harrah’s License Company, LLC	Guernsey	Total Rewards (Block)	NA	11/29/2001	2286987	11/29/2001	Registered
Harrah’s License Company, LLC	Hong Kong	Club Rio (Block)	99 10351 & 99 10352	8/4/1999	2002B04802AA	8/4/1999	Registered
Harrah’s License Company, LLC	Hong Kong	Harrah’s (Block)	92 05960	3/2/1992	2482/1994	3/2/1992	Registered
Harrah’s License Company, LLC	Hong Kong	Harrah’s (Block)	92 05961	3/2/1991	2483/1994	3/2/1992	Registered
Harrah’s License Company, LLC	Hong Kong	Harrah’s (Block)	7236/91	9/24/1991	5577/1993	9/30/1991	Registered
Harrah’s License Company, LLC	Hong Kong	Harrah’s (Block)	7237/91	9/28/1991	1148/1995	9/28/1991	Registered
Harrah’s License Company, LLC	Hong Kong	Harrah’s (New Swing)	300714410AB	9/4/2006	300714410AB	9/4/2006	Registered
Harrah’s License Company, LLC	Hong Kong	Harrah’s (Series)	300714410AA	9/4/2006	300714410AA	9/4/2006	Registered
Harrah’s License Company, LLC	Hong Kong	Play Rio (Block)	99 10353	8/4/1999	2002B04804AA	8/4/1999	Registered
Harrah’s License Company, LLC	Hong Kong	Rio (Stylized Script)	99 10355 & 99 10356	8/4/1999	2003B00266AA	8/4/1999	Registered
Harrah’s License Company, LLC	Hong Kong	Rio (Stylized Script)	300580789	2/14/2006			Filed
Harrah’s License Company, LLC	India	Harrah’s (Block)	1468350	7/10/2006			Filed
Harrah’s License Company, LLC	India	Harrah’s (New Swing)	1468348	7/10/2006			Filed
Harrah’s License Company, LLC	Ireland	Bally Midway	3703/87	10/27/1987	125,142	11/15/1988	Registered
Harrah’s License Company, LLC	Ireland	Harrah’s (Block)	91/4861	9/24/1991	145489	9/24/1991	Registered
Harrah’s License Company, LLC	Ireland	Harrah’s (Block)	91/4862	9/24/1991	145490	9/24/1991	Registered
Harrah’s License Company, LLC	Ireland	Harrah’s (Block)	202658	10/9/1996	202658	10/9/1996	Registered
Harrah’s License Company, LLC	Ireland	Harrah’s (Orbit Design)	5405/96	10/9/1996	202657	10/9/1996	Registered
Harrah’s License Company, LLC	Italy	Bally (Stylized Script)	32786C/82	1/18/1982	411,485	3/10/1986	Registered
Harrah’s License Company, LLC	Italy	Bally (Stylized Script)	33660C/82	4/22/1982	413,186	3/10/1986	Registered
Harrah’s License Company, LLC	Italy	Harrah’s (Block)	RM2001C005471	10/4/1991	985986	10/4/1991	Registered
Harrah’s License Company, LLC	Italy	Harrah’s (New Swing)	RM2006C003217	5/29/2006			Filed
Harrah’s License Company, LLC	Italy	Harrah’s (Orbit Design)	RM98C006303	12/23/1998	857867	12/23/1998	Registered
Harrah’s License Company, LLC	Jamaica	Harrah’s (Block)	16/1494	10/16/1991	25591	10/16/1991	Registered
Harrah’s License Company, LLC	Jamaica	Harrah’s (Block)	28/442	10/16/1991	27644	10/16/1991	Registered
Harrah’s License Company, LLC	Japan	Harrah’s (Block)	108927/1992	4/28/1992	3157503	5/31/1996	Registered
Harrah’s License Company, LLC	Japan	Harrah’s (Block)	108928/1992	4/28/1992	3157504	5/31/1996	Registered
Harrah’s License Company, LLC	Japan	Harrah’s (Block)	2006-076145	8/15/2006	5080299	9/28/2007	Registered
Harrah’s License Company, LLC	Japan	Harrah’s (Block)	2002-75191	9/4/2002	4659196	4/4/2003	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Japan	Harrah’s (Block)	56334/1994	6/9/1994	3206421	10/31/1996	Registered
Harrah’s License Company, LLC	Japan	Harrah’s (New Swing)	2006-076146	8/15/2006	5080300	9/28/2007	Registered
Harrah’s License Company, LLC	Japan	Harrah’s (Orbit Design)	105096/1996	9/19/1996	4161642	7/3/1998	Registered
Harrah’s License Company, LLC	Japan	Harrah’s (Orbit Design)	105097/1996	9/19/1996	4161643	7/3/1998	Registered
Harrah’s License Company, LLC	Kenya	Bally	SMA/1219	10/28/1997	SMA/1219	10/28/1997	Registered
Harrah’s License Company, LLC	Macao	Colosseum	N015757	9/16/2005	N015757	1/5/2006	Registered
Harrah’s License Company, LLC	Macao	Colosseum	N018758	9/16/2005	N018758	1/5/2006	Registered
Harrah’s License Company, LLC	Macao	Forum Shops	N018756	9/16/2005	N018756	1/5/2006	Registered
Harrah’s License Company, LLC	Macao	Forum Shops	N018755	9/16/2005	N018755	1/5/2006	Registered
Harrah’s License Company, LLC	Macao	Forum Shops	N018754	9/16/2005	N018754	1/5/2006	Registered
Harrah’s License Company, LLC	Macao	Harrah’s (Block)	N018760	9/16/2005	N018760	1/5/2006	Registered
Harrah’s License Company, LLC	Macao	Harrah’s (Block)	N018759	9/16/2005	N018759	1/5/2006	Registered
Harrah’s License Company, LLC	Macao	Harrah’s (New Swing)	N018761	9/16/2005	N018761	1/5/2006	Registered
Harrah’s License Company, LLC	Macao	Harrah’s (New Swing)	N018762	9/16/2005	N018762	1/5/2006	Registered
Harrah’s License Company, LLC	Macao	Harrah’s Entertainment	N/41084	1/22/2009			Filed
Harrah’s License Company, LLC	Macao	Harrah’s Entertainment	N/41083	1/22/2009			Filed
Harrah’s License Company, LLC	Macao	Harrah’s Entertainment	N/41082	1/22/2009			Filed
Harrah’s License Company, LLC	Macao	Horseshoe (Block)	N/30634	8/17/2007	N/030634	2/25/2008	Registered
Harrah’s License Company, LLC	Macao	Horseshoe (Block)	N/30635	8/17/2007	N/030635	2/25/2008	Registered
Harrah’s License Company, LLC	Macao	Horseshoe (Block)	N13178	3/5/2004	N13178	7/7/2004	Registered
Harrah’s License Company, LLC	Macao	Horseshoe (Block)	N13179	3/5/2004	N13179	7/7/2004	Registered
Harrah’s License Company, LLC	Macao	The Forum Shops at Caesars	N021145	2/21/2006	N021145	6/9/2006	Registered
Harrah’s License Company, LLC	Macao	The Forum Shops at Caesars	N021146	2/21/2006	N021146	6/9/2006	Registered
Harrah’s License Company, LLC	Macao	The Forum Shops at Caesars	N021147	2/21/2006	N021147	6/9/2006	Registered
Harrah’s License Company, LLC	Malawi	Bally	566/97	10/29/1997	MW/TM/1997/00566	10/29/1997	Registered
Harrah’s License Company, LLC	Malaysia	Harrah’s (Block)	MA/5895/91	9/24/1991	91005895	9/24/1991	Registered
Harrah’s License Company, LLC	Malaysia	Harrah’s (Block)	MA/5896/91	9/24/1991	91005896	9/24/1991	Registered
Harrah’s License Company, LLC	Malaysia	Harrah’s (Orbit Design)	MA/21722/97	12/1/1997	97021722	2/4/2008	Registered
Harrah’s License Company, LLC	Malaysia	Harrah’s (Orbit Design)	MA/19280/97	12/1/1997	97019280	12/1/1997	Registered
Harrah’s License Company, LLC	Malaysia	Harrah’s (Orbit Design)	MA/21692/97	12/17/1997	97/21692	12/17/1997	Registered
Harrah’s License Company, LLC	Mexico	Bally’s	483537	5/3/2001	711695	5/3/2001	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Mexico	Bally’s	483538	3/5/2001	721741	10/31/2001	Registered
Harrah’s License Company, LLC	Mexico	Bally’s (Stylized)	677282	9/15/2004			Filed
Harrah’s License Company, LLC	Mexico	Club Rio (Block)	396370	10/25/1999	634551	10/25/1999	Registered
Harrah’s License Company, LLC	Mexico	Club Rio (Block)	396373	10/25/1999	634553	10/25/1999	Registered
Harrah’s License Company, LLC	Mexico	Grand Casino (stylized)	780828	5/4/2006	1013182	11/26/2007	Registered
Harrah’s License Company, LLC	Mexico	Grand Casino (stylized)	780827	5/4/2006	944774	7/26/2006	Registered
Harrah’s License Company, LLC	Mexico	Grand Casino (stylized)	780829	5/4/2006	981706	4/24/2007	Registered
Harrah’s License Company, LLC	Mexico	Grand Casino (stylized)	780830	5/4/2006	1044816	6/11/2008	Registered
Harrah’s License Company, LLC	Mexico	Harrah's (Block)	104289	1/7/1991	404012	1/7/1991	Registered
Harrah’s License Company, LLC	Mexico	Harrah’s (Block)	224496	2/14/1995	496153	2/14/1995	Registered
Harrah’s License Company, LLC	Mexico	Harrah’s (Design)	182253	11/4/1993	457184	11/4/1993	Registered
Harrah’s License Company, LLC	Mexico	Harrah’s (New swing)	627855	11/4/2003	855412	11/4/2003	Registered
Harrah’s License Company, LLC	Mexico	Harrah’s (New Swing)	627854	11/4/2003	858126	11/4/2003	Registered
Harrah’s License Company, LLC	Mexico	Harrah’s (Orbit Design)	212374	9/19/1994	483791	9/19/1994	Registered
Harrah’s License Company, LLC	Mexico	Harrah’s (Orbit Design)	212375	9/19/1994	500093	9/19/1994	Registered
Harrah’s License Company, LLC	Mexico	Oh Yeah! (Block)	583898	1/16/2003	781266	1/16/2003	Registered
Harrah’s License Company, LLC	Mexico	Oh Yeah! (Block)	583897	1/16/2003	781265	1/16/2003	Registered
Harrah’s License Company, LLC	Mexico	Only at the Rio All-Suite Casino Las Vegas Style (Design)	542150	4/8/2002	749911	4/8/2002	Registered
Harrah’s License Company, LLC	Mexico	Only at the Rio All-Suite Casino Resort Las Vegas (Design)	542148	4/8/2002	749909	4/8/2002	Registered
Harrah’s License Company, LLC	Mexico	Play Rio (Block)	396368	10/25/1999	711426	10/25/1999	Registered
Harrah’s License Company, LLC	Mexico	Play Rio (Block)	396372	10/25/1999	662592	10/25/1999	Registered
Harrah’s License Company, LLC	Mexico	Rio (Stylized Script)	396371	10/25/1999	637690	10/25/1999	Registered
Harrah’s License Company, LLC	Mexico	Rio All-Suite Casino Resort Las Vegas (Design)	542149	4/8/2002	749910	4/8/2002	Registered
Harrah’s License Company, LLC	Mexico	Rio All Suite Hotel & Casino (Design)	1005988	5/13/2009			Filed
Harrah’s License Company, LLC	Mexico	Total Rewards (Block)	583896	1/16/2003	783126	1/16/2003	Registered
Harrah’s License Company, LLC	Mexico	Total Rewards (Block)	583899	1/16/2003	783127	1/16/2003	Registered
Harrah’s License Company, LLC	Mexico	Total Rewards (Block)	583895	1/16/2003	781264	1/16/2003	Registered
Harrah’s License Company, LLC	Monaco	Harrah’s (Design)	10459	7/11/1985	R.95.16319	7/11/1995	Registered
Harrah’s License Company, LLC	New Zealand	Harrah’s (Block)	212329	8/21/1991	212329	8/21/1991	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	New Zealand	Harrah’s (Block)	212330	8/21/1991	212330	8/21/1991	Registered
Harrah’s License Company, LLC	New Zealand	Harrah’s (Orbit Design)	240420	8/29/1994	240420	8/29/1994	Registered
Harrah’s License Company, LLC	New Zealand	Harrah’s (Orbit Design)	240421	8/29/1994	240421	8/29/1994	Registered
Harrah’s License Company, LLC	New Zealand	Rio (Block)	703668	10/29/2003	703668	10/29/2003	Registered
Harrah’s License Company, LLC	New Zealand	Rio (Stylized Script)	703669	10/29/2003	703669	10/29/2003	Registered
Harrah’s License Company, LLC	Norway	Bally Midway	874,461	10/29/1987	141,665	6/14/1990	Registered
Harrah’s License Company, LLC	Panama	Harrah’s (Block)	147162	11/30/2005	147162	11/30/2005	Registered
Harrah’s License Company, LLC	Panama	Harrah’s (New Swing)	147160	11/30/2005	147106	11/30/2005	Registered
Harrah’s License Company, LLC	Papua New Guinea	Harrah’s (Block)	57157	2/17/1992	A57157	2/17/1992	Registered
Harrah’s License Company, LLC	Papua New Guinea	Harrah’s (Block)	57156	2/17/1992	A 57156	2/17/1992	Registered
Harrah’s License Company, LLC	Peru	Caesars	252573	8/25/2005	50451	3/18/2008	Registered
Harrah’s License Company, LLC	Peru	Caesars (Stylized)	252836	8/31/2005	44495	11/2/2006	Registered
Harrah’s License Company, LLC	Peru	Caesars Palace	252574	8/25/2005	47327	7/31/2007	Registered
Harrah’s License Company, LLC	Peru	Harrah’s (Block)	259299	11/2/2005	40679	2/8/2006	Registered
Harrah’s License Company, LLC	Peru	Harrah’s (New Swing)	259300	11/2/2005	40680	2/8/2006	Registered
Harrah’s License Company, LLC	Philippines	Harrah’s (Block)	4-2006-009850	9/5/2006	4-2006-009850	11/11/2007	Registered
Harrah’s License Company, LLC	Philippines	Harrah's (Block)	4.201E+10	3/3/2006	4.201E+10	3/26/2007	Registered
Harrah’s License Company, LLC	Philippines	Harrah’s (Block)	108954	6/14/1996	4-1996-111316	3/26/2001	Registered
Harrah’s License Company, LLC	Philippines	Harrah’s (Block)	108955	6/14/1996	4-1996-111317	7/23/2001	Registered
Harrah’s License Company, LLC	Philippines	Harrah’s (New Swing)	4-2006-009851	9/5/2006	4-2006-009851	10/29/2007	Registered
Harrah’s License Company, LLC	Philippines	Harrah’s (Orbit Design)	108956	6/14/1996	4-1996-108956	12/14/2003	Registered
Harrah’s License Company, LLC	Philippines	Harrah’s (Orbit Design)	4-1996-108957	6/14/1996	4-1996-108957	12/14/2003	Registered
Harrah’s License Company, LLC	Portugal	Harrah’s (Block)	277.463	11/11/1991	277.463	8/4/1993	Registered
Harrah’s License Company, LLC	Portugal	Harrah’s (Block)	277.464	11/11/1991	277.464	8/4/1993	Registered
Harrah’s License Company, LLC	Portugal	Harrah’s (Block)	369.529	1/23/2003	369.529	10/3/2003	Registered
Harrah’s License Company, LLC	Puerto Rico	Harrah’s (Block)	32010	10/30/1992	32010	10/30/2002	Registered
Harrah’s License Company, LLC	Puerto Rico	Harrah’s (Block)	32002	10/30/1992	32002	10/30/2002	Registered
Harrah’s License Company, LLC	Puerto Rico	Harrah’s (Block)	7484	3/21/1990	7484	3/21/2003	Registered
Harrah’s License Company, LLC	Puerto Rico	Harrah’s (Design)	7483	9/11/2004	7483	9/11/2004	Registered
Harrah’s License Company, LLC	Puerto Rico	Harrah’s (Design)	7485	3/21/1990	7485	9/18/2004	Registered
Harrah’s License Company, LLC	Puerto Rico	Harrah’s (New Swing)	71838	1/19/2007			Filed
Harrah’s License Company, LLC	Puerto Rico	Harrah’s (New Swing)	71839	1/19/2007			Filed

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Russian Federation	Harrah’s (Block)	2.007E+09	6/26/2006	327984	6/15/2007	Registered
Harrah’s License Company, LLC	Russia	Harrah’s (New Swing)	2.007E+09	6/26/2006	327983	6/15/2007	Registered
Harrah’s License Company, LLC	Singapore	Artifact	T06/04571Z	3/10/2006	T06/04571Z	3/10/2006	Registered
Harrah’s License Company, LLC	Singapore	Artifact	T06/04574D	3/10/2006	T06/04574D	3/10/2006	Registered
Harrah’s License Company, LLC	Singapore	Club Rio (Block)	T99/08407I	8/6/1999	T99/08407I	8/6/1999	Registered
Harrah’s License Company, LLC	Singapore	Club Rio (Block)	T99/08408G	8/6/1999	T99/08408G	8/6/1999	Registered
Harrah’s License Company, LLC	Singapore	Colosseum	T0/12809C	7/26/2005	T0512809C	7/26/2005	Registered
Harrah’s License Company, LLC	Singapore	Colosseum	T0512810G	7/26/2005	T05/12810G	7/26/2005	Registered
Harrah’s License Company, LLC	Singapore	Forum Shops	T05/15046C	8/25/2005	T05/15046C	8/25/2005	Registered
Harrah’s License Company, LLC	Singapore	Forum Shops	T05/15045E	8/25/2005	T05/15045E	8/25/2005	Registered
Harrah’s License Company, LLC	Singapore	Forum Shops	T05/15042J	8/25/2005	T05/15042J	8/25/2005	Registered
Harrah’s License Company, LLC	Singapore	Forum Shops	T05/15041B	8/25/2005	T05/15041B	8/25/2005	Registered
Harrah’s License Company, LLC	Singapore	Harrah’s (Block)	S/8865/91	9/27/1991	S/8865/91	9/27/1991	Registered
Harrah’s License Company, LLC	Singapore	Harrah’s (Block)	S/8866/91	9/26/1991	8866/91	9/27/1991	Registered
Harrah’s License Company, LLC	Singapore	Harrah’s (Block)	T06/18383G	9/4/2006	T06/18383G	9/4/2006	Registered
Harrah’s License Company, LLC	Singapore	Harrah’s (Block)	T06/18370E	9/4/2006	T06/18370E	9/4/2006	Registered
Harrah’s License Company, LLC	Singapore	Harrah’s (New Swing)	T06/18385C	9/4/2006	T06/18385C	9/4/2006	Registered
Harrah’s License Company, LLC	Singapore	Harrah’s (New Swing)	T06/18384E	9/4/2006	T06/18384E	9/4/2006	Filed
Harrah’s License Company, LLC	Singapore	Harrah’s (Orbit Design)	S/1436/95	2/17/1995	T95/01436	2/17/1995	Registered
Harrah’s License Company, LLC	Singapore	Harrah’s (Orbit Design)	S/1435/95	2/17/1995	T95/01435A	2/17/1995	Registered
Harrah’s License Company, LLC	Singapore	IPORT/IPort (Series)	T0604576J	3/10/2006	T0604576J	3/10/2006	Registered
Harrah’s License Company, LLC	Singapore	IPORT/IPort (Series)	T06/04577I	3/10/2006	T06/04577I	3/10/2006	Registered
Harrah’s License Company, LLC	Singapore	IPORT/IPort (Series)	T06/04578G	3/10/2006	T06/04578G	3/10/2006	Registered
Harrah’s License Company, LLC	Singapore	The Forum Shops at Caesars (Series) (All Caps/Initial Caps)	T06/03096H	2/15/2006	T06/03096H	2/15/2006	Registered
Harrah’s License Company, LLC	Singapore	The Forum Shops at Caesars (Series) (All Caps/Initial Caps)	T06/03097F	2/15/2006	T06/03097F	2/15/2006	Registered
Harrah’s License Company, LLC	Singapore	The Forum Shops at Caesars (Series) (All Caps/Initial Caps)	T06/03100Z	2/15/2006	T06/03100Z	2/15/2006	Registered
Harrah’s License Company, LLC	Singapore	The Forum Shops at Caesars (Series) (All Caps/Initial Caps)	T06/03101H	2/15/2006	T06/03101H	2/15/2006	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Singapore	Total Rewards (Block)	T06/18386A	9/4/2006	T06/18386A	9/4/2006	Registered
Harrah’s License Company, LLC	Singapore	Total Rewards (Block)	T06/18387Z	9/4/2006	T06/18387Z	9/4/2006	Registered
Harrah’s License Company, LLC	Slovenia	Harrah’s (Block)	Z-200671094	7/7/2006	200671094	7/7/2006	Registered
Harrah’s License Company, LLC	Slovenia	Harrah’s (New Swing)	Z-200671095	7/7/2006	200671095	7/7/2006	Registered
Harrah’s License Company, LLC	Slovenia	Total Rewards (Block)	Z-200671371	8/29/2006	200671371	8/29/2006	Registered
Harrah’s License Company, LLC	South Africa	Bally	97/11631	8/4/1997	97/11631	5/8/2002	Registered
Harrah’s License Company, LLC	South Africa	Bally	95/09582	7/27/1995	95/09582	7/27/1995	Registered
Harrah’s License Company, LLC	South Africa	Bally	95/09580	7/25/1995	95/09580	7/27/1999	Registered
Harrah’s License Company, LLC	South Africa	Bally	95/09581	7/25/1995	95/09581	7/25/1995	Registered
Harrah’s License Company, LLC	South Africa	Circus Maximus	1998/16946	9/22/1998	1998/16946	3/4/2002	Registered
Harrah’s License Company, LLC	South Africa	Circus Maximus	1998/16947	9/22/1998	1998/16947	3/4/2002	Registered
Harrah’s License Company, LLC	South Africa	Cleopatra’s Fountain	2000/17584	9/6/2000	2000/17584	5/31/2005	Registered
Harrah’s License Company, LLC	South Africa	Cleopatra’s Fountain	2000/17585	9/6/2000	2000/17585	3/30/2005	Registered
Harrah’s License Company, LLC	South Africa	Cleopatra’s Fountain	2001/17586	9/6/2000	2000/17586	5/31/2005	Registered
Harrah’s License Company, LLC	South Africa	Harrah’s (Block)	91/7846	9/19/1991	91/7846	9/19/1991	Registered
Harrah’s License Company, LLC	South Africa	Harrah’s (Block)	91/7847	9/19/1991	91/7847	9/19/1991	Registered
Harrah’s License Company, LLC	South Africa	Harrah’s (New Swing)	2007/18503	8/17/2007			Filed
Harrah’s License Company, LLC	South Africa	Harrah’s (New Swing)	2007/18502	8/17/2007			Filed
Harrah’s License Company, LLC	South Africa	Roman Rewards	2002/01809	2/11/2002	2002/01809	8/8/2006	Registered
Harrah’s License Company, LLC	South Africa	Roman Rewards	2002/01810	2/11/2002	2002/01810	8/8/2006	Registered
Harrah’s License Company, LLC	South Africa	The Colosseum	1998/16941	9/22/1998	1998/16941	4/4/2002	Registered
Harrah’s License Company, LLC	South Africa	The Colosseum	1998/16942	9/22/1998	1998/16942	4/4/2002	Registered
Harrah’s License Company, LLC	South Africa	The Laurel Wreath	1998/16957	9/22/1998	1998/16957	4/4/2002	Registered
Harrah’s License Company, LLC	South Korea	Bally	20,372/89		211506	3/21/1991	Registered
Harrah’s License Company, LLC	South Korea	Bally	24,675/90		224,033	10/16/1991	Registered
Harrah’s License Company, LLC	South Korea	Harrah's (Block)	91-4221	9/24/1991	19144	2/15/2003	Registered
Harrah’s License Company, LLC	South Korea	Harrah's (New Swing)	41-2006-000027555	11/7/2006	41-0159024	1/4/2008	Registered
Harrah’s License Company, LLC	South Korea	Harrah's (New Swing)	41-2006-000027556	11/7/2006	41-0157596	12/7/2007	Registered
Harrah’s License Company, LLC	South Korea	Harrah's (Orbit Design)	9512307	12/20/1995	38504	10/14/1997	Registered
Harrah’s License Company, LLC	South Korea	Harrah's (Orbit Design)	95-12308	12/20/1995	42528	6/10/1998	Registered
Harrah’s License Company, LLC	Spain	Forum Shops	2666588(3)	8/12/2005	2666588	6/22/2006	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Spain	Harrah’s (Block)	2720029(9)	6/29/2006	2720029	6/11/2007	Registered
Harrah’s License Company, LLC	Spain	Harrah’s (Block)	2431583	10/18/2001	2431583	10/18/2001	Registered
Harrah’s License Company, LLC	Spain	Harrah’s (Block)	2431584	10/18/2001	2431584	10/18/2001	Registered
Harrah’s License Company, LLC	Spain	Harrah’s (New Swing)	2720036(1)	6/29/2006	2720036	6/11/2007	Registered
Harrah’s License Company, LLC	Spain	The Forum Shops at Caesars	2695212	2/16/2006	2695212	7/19/2006	Registered
Harrah’s License Company, LLC	Spain	Total Rewards (Block)	27284085	8/30/2006	2728408	2/23/2007	Registered
Harrah’s License Company, LLC	Spain	Total Rewards (Block)	2775478	6/1/2007	2775478	12/10/2007	Registered
Harrah’s License Company, LLC	Sweden	Bally (Stylized Script)	813789	7/17/1981	198465	11/1/1985	Registered
Harrah’s License Company, LLC	Sweden	Bally Midway	878,896	11/11/1987	235,729	6/5/1992	Registered
Harrah’s License Company, LLC	Switzerland	Bally (Stylized Script)	176,194	4/2/1959	302,217	4/2/1959	Registered
Harrah’s License Company, LLC	Switzerland	Harrah’s (Design)	6884/93.1	4/29/1993	411.516	4/29/2003	Registered
Harrah’s License Company, LLC	Switzerland	Harrah’s (Orbit Design)	10.357/1997	12/24/1997	452191	12/24/1997	Registered
Harrah’s License Company, LLC	Taiwan	Bally	209,533	4/15/1983	209,533	4/15/1983	Registered
Harrah’s License Company, LLC	Taiwan	Bally (Stylized Script)	458393	4/16/1989	458393	4/16/1989	Registered
Harrah’s License Company, LLC	Taiwan	Club Rio (Block)	(88) 38559	8/6/1999	S129516	9/16/2000	Registered
Harrah’s License Company, LLC	Taiwan	Harrah’s (Block)	80-044284	9/30/1991	57002	5/1/1992	Registered
Harrah’s License Company, LLC	Taiwan	Harrah’s (Block)	80-044283	9/30/1991	57808	7/1/2002	Registered
Harrah’s License Company, LLC	Taiwan	Harrah’s (Block)	(95)45162	9/5/2006	1296590	1/1/2008	Registered
Harrah’s License Company, LLC	Taiwan	Harrah’s (Block)	(95)45163	9/5/2006	1276158	8/16/2007	Registered
Harrah’s License Company, LLC	Taiwan	Harrah’s (Design)	83-007940	2/24/1994	71630	8/1/1994	Registered
Harrah’s License Company, LLC	Taiwan	Harrah’s (New Swing)	(95) 45164	9/5/2006	1296591	1/1/2008	Registered
Harrah’s License Company, LLC	Taiwan	Harrah’s (New Swing)	(95)45165	9/5/2006	1276159	8/16/2007	Registered
Harrah’s License Company, LLC	Taiwan	Harrah’s (Orbit Design)	85-017830	4/19/1996	88729	2/16/1997	Registered
Harrah’s License Company, LLC	Taiwan	Harrah’s (Orbit Design)	85-017829	4/19/1996	93863	9/1/1997	Registered
Harrah’s License Company, LLC	Taiwan	Play Rio (Block)	(88) 38558	8/6/1999	S129515	9/16/2000	Registered
Harrah’s License Company, LLC	Taiwan	Play Rio (Block)	(88) 38561	8/6/1999	S159466	2/16/2002	Registered
Harrah’s License Company, LLC	Taiwan	Rio (Stylized Script)	(88) 38557	8/6/1999	S126494	7/16/2000	Registered
Harrah’s License Company, LLC	Thailand	Harrah’s (Block)	235615	10/15/1992	SM5424	10/15/2002	Registered
Harrah’s License Company, LLC	Thailand	Harrah’s (Block)	475160	12/17/2001	TM160214	5/29/2002	Registered
Harrah’s License Company, LLC	Thailand	Harrah’s (Block)	469765	12/20/2001	158207	12/20/2001	Registered
Harrah’s License Company, LLC	United Kingdom	Bally	1149993	3/5/1981	1149993	3/5/1981	Registered
Harrah’s License Company, LLC	United Kingdom	Bally	790214	4/28/1959	790214	4/28/1959	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United Kingdom	Bally (Stylized Script)	1441061	9/20/1990	1441061	5/15/1992	Registered
Harrah’s License Company, LLC	United Kingdom	Bally (Stylized Script)	1149994	3/5/1981	1149994	3/5/1981	Registered
Harrah’s License Company, LLC	United Kingdom	Bally (Stylized Script)	2235216	6/7/2000	2235216	6/7/2000	Registered
Harrah’s License Company, LLC	United Kingdom	Bally's	2235121	6/7/2000	2235121	6/7/2000	Registered
Harrah’s License Company, LLC	United Kingdom	Colosseum	2407108	11/15/2005	2407108	11/15/2005	Registered
Harrah’s License Company, LLC	United Kingdom	Forum Shops	2410058B	12/22/2005	2410058B	12/22/2005	Registered
Harrah’s License Company, LLC	United Kingdom	Forum Shops	2410058A	12/22/2005	2410058A	12/22/2005	Registered
Harrah’s License Company, LLC	United Kingdom	Hadrian's Wall/Hadrians Wall (Series of 2)	2364172	5/25/2004	2364172	5/24/2004	Registered
Harrah’s License Company, LLC	United Kingdom	Harrah’s (Block)	1242845	5/29/1985	1242845	5/29/1985	Registered
Harrah’s License Company, LLC	United Kingdom	Harrah’s (Block)	1272785	10/1/1986	1272785	10/1/1986	Registered
Harrah’s License Company, LLC	United Kingdom	Harrah’s (Block)	1272784	10/1/1986	1272784	10/1/1986	Registered
Harrah’s License Company, LLC	United Kingdom	Harrah’s (Block)	2430748	8/23/2006	2430748	8/23/2006	Registered
Harrah’s License Company, LLC	United Kingdom	Harrah’s (Block)	2332935	5/22/2003	2332935	5/22/2003	Registered
Harrah’s License Company, LLC	United Kingdom	Harrah’s (New Swing)	2430999	8/23/2006	2430999	8/23/2006	Registered
Harrah’s License Company, LLC	United Kingdom	Harrah’s (New Swing)	2332936	5/22/2003	2332936	5/22/2003	Registered
Harrah’s License Company, LLC	United Kingdom	Harrah’s (Orbit Design)	1583209	8/24/1994	1583209	8/24/1994	Registered
Harrah’s License Company, LLC	United Kingdom	Harrah’s Total Rewards (Block)	2286986	11/29/2001	2286986	11/29/2001	Registered
Harrah’s License Company, LLC	United Kingdom	Harrah’s Total Rewards (Block)	2337225	7/9/2003	2337225	7/9/2003	Registered
Harrah’s License Company, LLC	United Kingdom	Lucky Me and Cloud Design (series of four)	2342433	9/4/2003	2342433	9/4/2003	Registered
Harrah’s License Company, LLC	United Kingdom	Luckyme (words)	2341392B	8/21/2003	2341392B	8/21/2003	Registered
Harrah’s License Company, LLC	United Kingdom	Luckyme (words)	2341392A	8/21/2003	2341392A	8/21/2003	Registered
Harrah’s License Company, LLC	United Kingdom	Luckyme and Cloud Design (Series of Two)	2342466	9/4/2003	2342466	9/4/2003	Registered
Harrah’s License Company, LLC	United Kingdom	Luckyme.co.uk/Luckme.com (Series of Two)	2341392C	8/21/2003	2341392C	8/21/2003	Registered
Harrah’s License Company, LLC	United Kingdom	Palace of the Empire	2286083	11/20/2001	2286083	11/20/2001	Registered
Harrah’s License Company, LLC	United Kingdom	The Forum Shops at Caesars	2414832	2/16/2006	2414832	2/16/2006	Registered
Harrah’s License Company, LLC	United Kingdom	Total Rewards (Block)	2286987	11/29/2001	2286987	11/29/2001	Registered
Harrah’s License Company, LLC	United Kingdom	Total Rewards (Block)	2337226	7/9/2003	2337226	7/9/2003	Registered
Harrah’s License Company, LLC	Uruguay	Harrah’s (Block)	363375	6/22/2005	363375	3/31/2006	Registered
Harrah’s License Company, LLC	Uruguay	World Series of Poker (Block)	363.376	6/22/2005	363376	3/31/2006	Registered

II. Trademark Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	Uruguay	WSOP (Block)	363.377	6/22/2005	363.377	3/31/2006	Registered
Harrah’s License Company, LLC	Venezuela	Harrah’s (Block)	24148	10/31/2005		2/21/2007	Registered
Harrah’s License Company, LLC	Venezuela	Harrah’s (New Swing)	24149	10/31/2005			Filed
Harrah’s License Company, LLC	Vietnam	Harrah’s (Block)	4.201E+09	9/29/2006	95126	1/23/2008	Registered
Harrah’s License Company, LLC	Vietnam	Harrah’s (New Swing)	4.201E+09	9/29/2006	95127	1/23/2008	Registered
Harrah’s License Company, LLC	Vietnam	Harrah’s (Orbit Design)	N-0071/95	1/9/1995	17774	1/9/1995	Registered
Harrah’s License Company, LLC	Virgin Islands (US)	Harrah’s (Block)	NA	8/31/1992	6489	6/14/1997	Registered
Harrah’s License Company, LLC	Zambia	Bally	713/97	10/29/1997	713/97	10/29/1997	Registered

III. Copyright Registrations and Applications

U.S. Copyright Registrations and Applications:

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	1933 Weymann Duesenberg Automobile Liquor Decanter		10/14/1981	VAU29-223	10/14/1981	Registered
Harrah’s License Company, LLC	United States	A Course of Study for Pai Gow			TXu191246	3/20/1985	Registered
Harrah’s License Company, LLC	United States	Alligator Copyright	NA	1/14/1998	VAU-420-946	1/14/1998	Registered
Harrah’s License Company, LLC	United States	Amerscot’s Claridge			VA526282	9/8/1992	Registered
Harrah’s License Company, LLC	United States	Bally’s First Invitational Billy Weinberger Craps Tournament			TX1085813	1/31/1983	Registered
Harrah’s License Company, LLC	United States	Bally’s Game Protection Series - Baccarat			PAu1230598	4/14/1989	Registered
Harrah’s License Company, LLC	United States	Bally’s Game Protection Series - Blackjack	NA		PAu1125879	3/25/1988	Registered
Harrah’s License Company, LLC	United States	Bally’s Game Protection Series - Craps			PAu1119683	1/11/1988	Registered
Harrah’s License Company, LLC	United States	Bally’s Game Protection Series - Roulette			PAu1230636	4/14/1989	Registered
Harrah’s License Company, LLC	United States	Better People Commercial Copyright	NA	12/5/1988	TX400874	12/5/1988	Registered
Harrah’s License Company, LLC	United States	Caesar Figure on Menu			VAu16-241	10/16/1980	Registered
Harrah’s License Company, LLC	United States	Caesars Palace Place Mat			K88582	1/23/1979	Registered
Harrah’s License Company, LLC	United States	Caesars Palace Place Mat			K79369	1/23/1979	Registered
Harrah’s License Company, LLC	United States	Cake Topper Sculpture			VA1384253	6/30/2006	Registered
Harrah’s License Company, LLC	United States	Carnival World Buffet		8/31/2005	SR 372-823	9/7/2005	Registered
Harrah’s License Company, LLC	United States	Casino Cage Cashier Training			PAu1118920	3/31/1988	Registered
Harrah’s License Company, LLC	United States	Champagne Television Commercial	NA	4/29/1998	PA 901-130	4/29/1998	Registered
Harrah’s License Company, LLC	United States	Claridge UWC Software			TXu683661	4/1/1998	Registered
Harrah’s License Company, LLC	United States	Employee Impact Study Copyright	NA	10/2/1997	TX-4-641-600	10/2/1997	Registered
Harrah’s License Company, LLC	United States	Fearsome Threesome Television Commercial	NA	4/29/1998	PA 884-686	4/29/1998	Registered
Harrah’s License Company, LLC	United States	Flamingo Bird in Grass Design #1			VA1006368	10/4/1999	Registered
Harrah’s License Company, LLC	United States	FOCAS			TXu480831	8/5/1991	Registered
Harrah’s License Company, LLC	United States	Great Time. Every Time. Television Commercial Copyright	NA	8/30/1994	PA719-143	8/30/1994	Registered
Harrah’s License Company, LLC	United States	Harrah’s Performance Evaluations Copyright 1991	NA	4/28/1992	TX518631	4/28/1992	Registered

III. Copyright Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Harrah’s Profile of the American Casino Gambler 2006			TX6-437-866	9/22/2006	Registered
Harrah’s License Company, LLC	United States	Harrah’s Responsible Gaming Manual	NA	4/28/1999	TX4-990-226	4/28/1999	Registered
Harrah’s License Company, LLC	United States	Harrah’s Responsible Gaming Manual Copyright	NA	8/1/1996	TX 4-330-965	8/1/1996	Registered
Harrah’s License Company, LLC	United States	Harrah’s Song		9/14/2005	SR 375-408	9/19/2005	Registered
Harrah’s License Company, LLC	United States	Harrah’s Survey of Casino Entertainment Copyright (1997)	NA	10/2/1997	TX4-640-926	10/2/1997	Registered
Harrah’s License Company, LLC	United States	Harrah’s Survey Profile of an American Gambler (2002)	NA	8/16/2002	TX5-725-938	8/16/2002	Registered
Harrah’s License Company, LLC	United States	Harrah’s Survey: Profile of the American Casino Gambler		8/31/2005	TX 6-252-148	9/9/2005	Registered
Harrah’s License Company, LLC	United States	Hidden Paycheck			PAu1276592	9/14/1989	Registered
Harrah’s License Company, LLC	United States	Jesters Wild (Copyright)	NA	10/18/1995	VAU-350-838	10/18/1995	Registered
Harrah’s License Company, LLC	United States	Jubilee!			PAu2256656	4/1/1998	Registered
Harrah’s License Company, LLC	United States	Jubilee!			PAu2206116	2/13/1998	Registered
Harrah’s License Company, LLC	United States	Masquerade Village Commercial No. 2	NA	1/8/2001	PA940-918	1/8/2001	Registered
Harrah’s License Company, LLC	United States	Million Dollar Blackjack Tournament Rules			TX5810725	7/15/2003	Registered
Harrah’s License Company, LLC	United States	Paris Las Vegas Balloon Design			VA1028347	2/14/2000	Registered
Harrah’s License Company, LLC	United States	Paris Las Vegas Sign			VA1030754	2/14/2000	Registered
Harrah’s License Company, LLC	United States	Paris Las Vegas Sign. By Park Place Entertainment Corporation.			VA1117733	1/28/2002	Registered
Harrah’s License Company, LLC	United States	Performance Planning/Evaluation Forms Copyright	NA	8/11/1992	TXU530873	8/11/1992	Registered
Harrah’s License Company, LLC	United States	Premier Commercial Copyright	NA	3/17/1998	PA 884-047	3/17/1998	Registered
Harrah’s License Company, LLC	United States	Recruiting/Interviewing Handbook Copyright	NA	8/18/1990	TX433603	8/18/1990	Registered
Harrah’s License Company, LLC	United States	Selection Interview Copyright Materials	NA	8/17/1990	TX431608	8/17/1990	Registered
Harrah’s License Company, LLC	United States	Sportsline: Show No. 1			PA282171	2/18/1986	Registered
Harrah’s License Company, LLC	United States	Sportsline: Show No. 2			PA282172	2/18/1986	Registered
Harrah’s License Company, LLC	United States	Sportsline: Show No. 3			PA282173	2/18/1986	Registered
Harrah’s License Company, LLC	United States	Sportsline: Show No. 4			PA282174	2/18/1986	Registered

III. Copyright Registrations and Applications

Owner	Country	Mark	App. #	App. Dt	Reg. #	Reg. Dt	Status
Harrah’s License Company, LLC	United States	Taltek Claridge			TXu331658	7/18/1988	Registered
Harrah’s License Company, LLC	United States	Teleservices Workstation Manager - Version 2.1	NA	5/15/1999	TX4-978-188	5/15/1999	Registered
Harrah’s License Company, LLC	United States	Teleservices Workstation Source Code Copyright	NA	3/30/1998	TX4-746-210	3/30/1998	Registered
Harrah’s License Company, LLC	United States	The Harrah’s Survey of Casino Entertainment -1994	NA	5/9/1994	TX3-802-270	5/9/1994	Registered
Harrah’s License Company, LLC	United States	The Harrah’s Survey of Casino Entertainment -1994	NA	5/9/1994	TX3-802-270	5/9/1994	Registered
Harrah’s License Company, LLC	United States	The Harrah’s Survey of U.S. Casino Entertainment - 1995 Edition	NA	2/29/1996	TX 4-187-830	2/29/1996	Registered
Harrah’s License Company, LLC	United States	The Harrah’s Survey of U.S. Casino Entertainment - 1996 Edition	NA	4/8/1996	TX 4 264 485	4/8/1996	Registered
Harrah’s License Company, LLC	United States	The Harrah’s Survey of U.S. Casino Gaming Entertainment - 1993	NA	4/14/1993	TX 3 537 574	4/14/1993	Registered
Harrah’s License Company, LLC	United States	The Promus Companies Idea Trade (1993) Copyright	NA	8/23/1994	TXU588-062	8/23/1994	Registered
Harrah’s License Company, LLC	United States	The Promus Companies Supervisory Feedback Survey (1993)	NA	8/23/1994	TXU588-061	8/23/1994	Registered
Harrah’s License Company, LLC	United States	Toga Teddy			VA306424	4/19/1988	Registered
Harrah’s License Company, LLC	United States	Welcome to Food and Beverage Orientation Copyright	NA	8/6/1996	TX 4-355-383	8/6/1996	Registered
Harrah’s License Company, LLC	United States	WINet Architecture	NA	5/19/1997	TX4-572-221	5/16/1997	Registered
Harrah’s License Company, LLC	United States	WINet Program Application	NA	5/16/1997	TX4-572-222	5/16/1997	Registered

Exhibit I

to the Collateral Agreement

SUPPLEMENT NO.          dated as of                      (this “Supplement”), to the Amended and Restated Collateral Agreement dated as of January 28, 2008 and as amended and restated as of June 10, 2009 (as heretofore amended and/or supplemented, the “Collateral Agreement”), among HARRAH’S OPERATING COMPANY, INC., a Delaware corporation (the “Borrower”), each Subsidiary Party party thereto and BANK OF AMERICA, N.A., as Collateral Agent (in such capacity, the “Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of January 28, 2008 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Hamlet Merger Inc. (to be merged on the Closing Date with and into Harrah’s Entertainment, Inc., “Holdings”), the Borrower, the Lenders party thereto from time to time, the Agent and the other parties named therein.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C. The Pledgors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and each L/C Issuer to issue Letters of Credit. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and each L/C Issuer to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued and to induce the holders of any Other First Lien Obligations to make their respective extensions of credit thereunder and as consideration for credit previously extended by such holders.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and a Pledgor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party and Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, subject to any approvals required under Gaming Laws, the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Party” or a “Pledgor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of all the Pledged Stock and Pledged Debt Securities of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all Intellectual Property constituting United States registered Trademarks, Patents and Copyrights, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Commercial Tort Claims in excess of $15.0 million and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and organizational ID number.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

Legal Name:

Jurisdiction of Formation:

BANK OF AMERICA, N.A., as Agent,

By:
Name:
Title:

Schedule I

to Supplement No.      to the

Collateral Agreement

Pledged Collateral of the New Subsidiary

EQUITY INTERESTS

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

OTHER PROPERTY

Schedule II

to Supplement No.      to the

Collateral Agreement

Intellectual Property of the New Subsidiary

Exhibit II

to the Collateral Agreement

Form of Perfection Certificate

See Attached

PERFECTION CERTIFICATE

June 10, 2009

Reference is hereby made to that certain Amended and Restated Collateral Agreement dated as of June 10, 2009 (the “Collateral Agreement”) by and among Harrah’s Operating Company, Inc., a Delaware corporation (the “Borrower”), each subsidiary of the Borrower party thereto (collectively, the “Subsidiary Parties”) and Bank of America, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein have the meanings assigned in the Collateral Agreement.

As used herein, the term “Company” or “Companies” means Borrower and each of the Subsidiary Parties.

The undersigned hereby certify to the Collateral Agent as follows:

1. Names.

(a) The exact legal name of each Company, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth in Schedule 1(a). Each Company is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number, if any, of each Company that is a registered organization, the Federal Taxpayer Identification Number of each Company and the jurisdiction of formation of each Company.

(b) Set forth in Schedule 1(b) hereto is any other corporate or organizational names each Company has had in the past five years, together with the date of the relevant change.

(c) Set forth in Schedule 1(c) is a list of all other names used by each Company, or any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, on any filings with the Internal Revenue Service at any time between June 10, 2004 and the date hereof. Except as set forth in Schedule 1(c), no Company has changed its jurisdiction of organization at any time during the past four months.

2. Current Locations. The chief executive office of each Company is located at the address set forth in Schedule 2 hereto.

3. Locations in Arizona. (a) Set forth in Schedule 3(a) are all locations in Arizona where each Company maintains a place of business or any Collateral or any books or records relating to any Collateral.

(b) Set forth in Schedule 3(b) hereto are the names and addresses of all persons or entities other than each Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, located in Arizona which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment.

(c) Set forth in Schedule 3(c) is the information required by Schedule 3(a) and Schedule 3(b) with respect to each location or place of business previously maintained by each Company at any time during the past four months in Arizona.

4. Extraordinary Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 4 attached hereto, all of the Collateral acquired within the last five years has been originated by each Company in the ordinary course of business or consists of goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind.

5. File Search Reports. Attached hereto as Schedule 5 is a true and accurate summary of file search reports from (A) the Uniform Commercial Code filing offices in each jurisdiction identified in Section 1(a) with respect to each legal name set forth in Section 1 and (B) each other jurisdiction which the Collateral Agent has deemed necessary to conduct searches. A true copy of each financing statement, including judgment and tax liens, bankruptcy and pending lawsuits or other filing identified in such file search reports has been delivered to the Collateral Agent.

6. UCC Filings. The financing statements (duly authorized by each Company constituting the debtor therein), including the indications of the collateral, attached as Schedule 6 relating to the Collateral Agreement or the applicable Mortgage, are in the appropriate forms for filing in the filing offices in the jurisdictions identified in Schedule 7 hereof.

7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule of (i) the appropriate filing offices for the financing statements attached hereto as Schedule 6 and (ii) the appropriate filing offices for the filings described in Schedule 12(c) and (iii) any other actions required to create, preserve, protect and perfect the security interests in the Pledged Collateral (as defined in the Collateral Agreement) granted to the Collateral Agent pursuant to the Security Documents. No other filings or actions are required to create, preserve, protect and perfect the security interests in the Pledged Collateral granted to the Collateral Agent pursuant to the Security Documents.

8. Real Property. (a) Attached hereto as Schedule 8(a) is a list of all (i) material real property located in the United States owned by each Company (indicating each such property that is Mortgaged Property) as of the date hereof, (ii) filing offices for mortgages relating to the Mortgaged Property as of the date hereof, (iii) common names, addresses and uses of each Mortgaged Property (stating improvements located thereon), and (iv) other information relating thereto included on such Schedule.

(b) Attached hereto as Schedule 8(b) is a list of all material real property located in the United States that, as of the date hereof, is leased by each Company as the lessee and the addresses thereof.

9. Termination Statements. Attached hereto as Schedule 9(a) are the duly authorized termination statements in the appropriate form for filing in each applicable jurisdiction identified in Schedule 9(b) hereto with respect to each Lien described therein.

10. Stock Ownership and Other Equity Interests. Attached hereto as Schedule 10(a) is a true and correct list in all material respects of each of all of the authorized, and the issued and outstanding, stock, partnership interests, limited liability company membership interests or other equity interest of each Company and its direct Subsidiaries and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 10(b) is each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made.

11. Instruments and Tangible Chattel Paper. Attached hereto as Schedule 11 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness in each case in excess of $15 million on an individual basis held by each Company as of June 1, 2009, including all intercompany notes between or among any two or more Companies or any of their subsidiaries.

12. Intellectual Property. (a) Attached hereto as Schedule 12(a) is a schedule setting forth all of each Company’s Patents, Patent Licenses, Trademarks and Trademark Licenses (each as defined in the Collateral Agreement) registered with the United States Patent and Trademark Office, and all other registered Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner and the registration number of each Patent, Patent License, Trademark and Trademark License owned by each Company. Attached hereto as Schedule 12(b) is a schedule setting forth all of each Company’s registered United States Copyrights and Copyright Licenses (each as defined in the Collateral Agreement), and all other registered Copyrights and Copyright Licenses, including the name of the registered owner and the registration number of each Copyright or Copyright License owned by each Company.

(b) Attached hereto as Schedule 12(c) in proper form for filing with the United States Patent and Trademark Office and United States Copyright Office are the filings necessary to preserve, protect and perfect the security interests in the United States Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights and Copyright Licenses set forth on Schedule 12(a) and Schedule 12(b), including duly signed copies of each of the Patent Collateral Agreement, Trademark Collateral Agreement and the Copyright Collateral Agreement, as applicable.

13. Commercial Tort Claims. Attached hereto as Schedule 13 is a true and correct list of all Commercial Tort Claims (as defined in the Collateral Agreement) in excess of $15 million on an individual basis held by each Company, including a brief description thereof.

14. Documented Vessels. Attached hereto as Schedule 14 is a list of all material Documented Vessels owned by each Company as of the date hereof, including the owner of the Documented Vessel, the name of the Documented Vessel, the official number issued by the NVDC (if applicable), and the location of the hailing port for such Documented Vessel.

[The Remainder of this Page has been intentionally left blank]

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the day first written above.

Harrah’s Operating Company, Inc.

By:
Name:
Title:

Schedule 1(a)

Legal Names, Etc.

Legal Name	Type Of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Harrah’s Entertainment, Inc.	CORP.	Yes	2212340	62-1411755	Delaware
Harrah’s Operating Company, Inc.	CORP.	Yes	2014547	75-1941623	Delaware
California Clearing Corporation	CORP.	Yes	C0518959	92-2421291	California
Harrah South Shore Corporation	CORP.	Yes	C0383873	88-0074793	California
Bally’s Midwest Casino, Inc.	CORP.	Yes	2937162	88-0404625	Delaware
Bally’s Operator, Inc.	CORP.	Yes	2478374	52-1919594	Delaware
Caesars Palace Corporation	CORP.	Yes	0848406	88-0172791	Delaware
Caesars Trex, Inc.	CORP.	Yes	4555206	26-2804479	Delaware
Harrah’s International Holding Company, Inc.	CORP.	Yes	4476254	26-1779042	Delaware
Sheraton Tunica Corporation	CORP.	Yes	2335257	04-3196700	Delaware
AJP Holdings, LLC	LLC	Yes	4007149	75-3197770	Delaware
AJP Parent, LLC	LLC	Yes	4007150	75-3197768	Delaware
Biloxi Hammond, LLC	LLC	Yes	4437026	26-1241172	Delaware
Biloxi Village Walk Development, LLC	LLC	Yes	4407181	38-3764302	Delaware
Chester Facility Holding Company, LLC	LLC	Yes	4283076	51-0616907	Delaware
Harrah’s Chester Downs Investment Company, LLC	LLC	Yes	3800172	76-0760472	Delaware
Harrah’s Maryland Heights LLC	LLC	Yes	2552048	43-1725857	Delaware
Harrah’s MH Project, LLC	LLC	Yes	4195386	35-2276359	Delaware
Harrah’s Operating Company Memphis, LLC	LLC	Yes	3139203	62-1802711	Delaware
Harrah’s Shreveport/Bossier City Holding Company, LLC	LLC	Yes	3561211	71-0902683	Delaware
Harrah’s Shreveport/Bossier City Investment Company, LLC	LLC	Yes	3561215	71-0902682	Delaware
Harrah’s Sumner Investment Company, LLC	LLC	Yes	443910	26-1527053	Delaware
Harrah’s Sumner Management Company, LLC	LLC	Yes	4439911	26-1527133	Delaware

Legal Name	Type Of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Harrah’s West Warwick Gaming Company, LLC	LLC	Yes	3800169	47-0942639	Delaware
Horseshoe Gaming Holding, LLC	LLC	Yes	3030354	88-0425131	Delaware
JCC Holding Company II LLC	LLC	Yes	3722120	62-1650470	Delaware
Koval Holdings Company, LLC	LLC	Yes	4184210	56-2599108	Delaware
Reno Crossroads LLC	LLC	Yes	3026493	22-3741494	Delaware
Showboat Atlantic City Mezz 1, LLC	LLC	Yes	4430652	26-1305647	Delaware
Showboat Atlantic City Mezz 2, LLC	LLC	Yes	4430654	26-1305702	Delaware
Showboat Atlantic City Mezz 3, LLC	LLC	Yes	4430655	26-1305739	Delaware
Showboat Atlantic City Mezz 4, LLC	LLC	Yes	4430659	26-1305784	Delaware
Showboat Atlantic City Mezz 5, LLC	LLC	Yes	4430660	26-1305816	Delaware
Showboat Atlantic City Mezz 6, LLC	LLC	Yes	4430666	26-1305847	Delaware
Showboat Atlantic City Mezz 7, LLC	LLC	Yes	4430671	26-1305886	Delaware
Showboat Atlantic City Mezz 8, LLC	LLC	Yes	4430680	26-1305920	Delaware
Showboat Atlantic City Mezz 9, LLC	LLC	Yes	4430683	26-1305951	Delaware
Showboat Atlantic City Propco, LLC	LLC	Yes	4430958	26-1305988	Delaware
Tahoe Garage Propco, LLC	LLC	Yes	4488319	26-1777697	Delaware
Village Walk Construction, LLC	LLC	Yes	4423051	37-1549893	Delaware
Winnick Parent, LLC	LLC	Yes	3907470	32-0136798	Delaware
Winnick Holdings, LLC	LLC	Yes	3878646	42-1652004	Delaware
Bally’s Olympia Limited Partnership	LP	Yes	2371971	36-3938276	Delaware
Caesars World, Inc.	CORP.	Yes	212682	59-0773674	Florida
Southern Illinois Riverboat/Casino Cruises, Inc.	CORP.	Yes	56197907	37-1272361	Illinois
Casino Computer Programming, Inc.	CORP.	Yes	2000071800131	31-1721454	Indiana
Roman Entertainment Corporation of Indiana	CORP.	Yes	1994080628	95-4510681	Indiana
Roman Holding Corporation of Indiana	CORP.	Yes	1994080627	95-4510678	Indiana
Caesars Riverboat Casino, LLC	LLC	Yes	1994080864	95-4510682	Indiana

Legal Name	Type Of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Horseshoe Hammond, LLC	LLC	Yes	19921111047	36-3865868	Indiana
Players Bluegrass Downs, Inc.	CORP.	Yes	0318324	61-1250331	Kentucky
Harrah’s Bossier City Investment Company, L.L.C.	LLC	Yes	35416679k	71-0902684	Louisiana
Horseshoe Shreveport, L.L.C.	LLC	Yes	34859164	88-0442445	Louisiana
Jazz Casino Company, L.L.C.	LLC	Yes	34601528k	72-1429291	Louisiana
JCC Fulton Development, L.L.C.	LLC	Yes	34687991k	37-1527448	Louisiana
Players Riverboat II, LLC	LLC	Yes	35386336K	72-1297055	Louisiana
Horseshoe Entertainment	LP	Yes	344391603	72-1249477	Louisiana
BL Development Corp.	CORP.	Yes	7T-862	41-1754530	Minnesota
GCA Acquisition Subsidiary, Inc.	CORP.	Yes	8U-558	41-1815669	Minnesota
Grand Casinos, Inc.	CORP.	Yes	6X-508	41-1689535	Minnesota
Grand Media Buying, Inc.	CORP.	Yes	7K-119	41-1726209	Minnesota
Grand Casinos of Biloxi, LLC	LLC	Yes	7L-597	41-1726211	Minnesota
Bally’s Tunica, Inc.	CORP.	Yes	598624	36-3887302	Mississippi
East Beach Development Corporation	CORP.	Yes	879300	30-0360590	Mississippi
Robinson Property Group Corp.	CORP.	Yes	880599	64-0840031	Mississippi
Grand Casinos of Mississippi, LLC - Gulfport	LLC	Yes	588242	36-4262232	Mississippi
Harrah’s North Kansas City LLC	LLC	Yes	LC0033989	62-1802713	Missouri
B I Gaming Corporation	CORP.	Yes	C17812-1998	88-0401326	Nevada
Benco, Inc.	CORP.	Yes	C25100-1998	88-0409341	Nevada
Caesars Entertainment Golf, Inc.	CORP.	Yes	C26666-2000	52-2271238	Nevada
Caesars Entertainment Akwesasne Consulting Corp.	CORP.	Yes	C6883-2001	52-2307758	Nevada
Caesars Entertainment Canada Holding, Inc.	CORP.	Yes	C30150-1999	88-0445777	Nevada
Caesars Entertainment Finance Corp.	CORP.	Yes	C26663-1998	88-0410850	Nevada
Caesars Entertainment Retail, Inc.	CORP.	Yes	C6468-2003	90-0059931	Nevada
Caesars Palace Realty Corp.	CORP.	Yes	C2137-1969	88-0109258	Nevada

Legal Name	Type Of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Caesars Palace Sports Promotions, Inc.	CORP.	Yes	C3733-1975	93-0720413	Nevada
Caesars United Kingdom, Inc.	CORP.	Yes	C1295-2005	83-0421943	Nevada
Caesars World Merchandising, Inc.	CORP.	Yes	C4877-1981	94-2768968	Nevada
CEI-Sullivan County Development Company	CORP.	Yes	C22820-2001	52-2338538	Nevada
Consolidated Supplies, Services and Systems	CORP.	Yes	C7284-1999	88-0424458	Nevada
Desert Palace, Inc.	CORP.	Yes	C2060-1964	88-0097966	Nevada
Dusty Corporation	CORP.	Yes	C15715-1998	88-0398744	Nevada
FHR Corporation	CORP.	Yes	C19864-1998	88-0402426	Nevada
Flamingo-Laughlin, Inc.	CORP.	Yes	C6613-1988	88-0240867	Nevada
Harrah’s Alabama Corporation	CORP.	Yes	C11086-1993	88-0308027	Nevada
Harrah’s Arizona Corporation	CORP.	Yes	C739-1993	62-1523519	Nevada
Harrah’s Illinois Corporation	CORP.	Yes	C11581-1991	88-0284653	Nevada
Harrah’s Imperial Palace Corp.	CORP.	Yes	E0594342005-6	37-1518194	Nevada
Harrah’s Interactive Investment Company	CORP.	Yes	C14695-1994	88-0326036	Nevada
Harrah’s Investments, Inc.	CORP.	Yes	C6594-1994	88-0317848	Nevada
Harrah’s Kansas Casino Corporation	CORP.	Yes	14230-1993	88-0313173	Nevada
Harrah’s Management Company	CORP.	Yes	C2186-1983	88-0187173	Nevada
Harrah’s Marketing Services Corporation	CORP.	Yes	C17913-1997	86-0889202	Nevada
Harrah’s Maryland Heights Operating Company	CORP.	Yes	C10342-1995	88-0343024	Nevada
Harrah’s New Orleans Management Company	CORP.	Yes	C5998-1993	62-1534758	Nevada
Harrah’s Pittsburgh Management Company	CORP.	Yes	C8712-1994	88-0320269	Nevada
Harrah’s Reno Holding Company, Inc.	CORP.	Yes	C1404-1988	62-1440237	Nevada
Harrah’s Southwest Michigan Casino Corporation	CORP.	Yes	C5768-1995	88-0337476	Nevada
Harrah’s Travel, Inc.	CORP	Yes	C18118-1998	88-0400542	Nevada
Harrah’s Tunica Corporation	CORP.	Yes	C8574-1992	88-0292680	Nevada
Harrah’s Vicksburg Corporation	CORP.	Yes	C7484-1992	88-0292320	Nevada

Legal Name	Type Of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Harveys BR Management Company, Inc.	CORP.	Yes	C18744-1999	91-2000710	Nevada
Harveys C.C. Management Company, Inc.	CORP.	Yes	C12282-1993	88-0307948	Nevada
Harveys Iowa Management Company, Inc.	CORP.	Yes	C8921-1994	88-0321071	Nevada
Harveys Tahoe Management Company, Inc.	CORP.	Yes	C20527-1996	88-0370589	Nevada
HBR Realty Company, Inc.	CORP.	Yes	C17601-1999	91-2000709	Nevada
HCR Services Company, Inc.	CORP.	Yes	C21244-1996	88-0370327	Nevada
HEI Holding Company One, Inc.	CORP.	Yes	E0450112006-7	37-1524630	Nevada
HEI Holding Company Two, Inc.	CORP.	Yes	E0450092006-3	38-3737280	Nevada
HTM Holding, Inc.	CORP.	Yes	E0057032008.2	26-2258855	Nevada
Las Vegas Resort Development, Inc.	CORP.	Yes	C28463-2003	90-0123916	Nevada
LVH Corporation	CORP.	Yes	C19865-1998	88-0402427	Nevada
Parball Corporation	CORP.	Yes	C18280-1998	88-0410530	Nevada
Players Development, Inc.	CORP.	Yes	C13246-1996	22-3452913	Nevada
Players Resources, Inc.	CORP.	Yes	C17447-1995	22-3409555	Nevada
Reno Projects, Inc.	CORP.	Yes	C4138-1993	88-0300954	Nevada
Rio Development Company, Inc.	CORP.	Yes	C6078-1986	88-0220505	Nevada
Showboat Holding, Inc.	CORP.	Yes	E0173592008-9	88-0220505	Nevada
Tele/Info, Inc.	CORP.	Yes	C2434-1983	88-0188729	Nevada
Trigger Real Estate Corporation	CORP.	Yes	C15676-1998	88-0398745	Nevada
190 Flamingo, LLC	LLC	Yes	E0357492006-7	38-3736606	Nevada
Caesars India Sponsor Company, LLC	LLC	Yes	E0951572006-7	N/A	Nevada
Caesars Entertainment Development, LLC	LLC	Yes	LLC10658-2003	83-0379289	Nevada
Corner Investment Company, LLC	LLC	Yes	E0806412006-3	37-1531785	Nevada
DCH Exchange, LLC	LLC	Yes	E0935272006-1	61-1527745	Nevada
DCH Lender, LLC	LLC	Yes	E0259232008-0	26-2468212	Nevada
Durante Holdings, LLC	LLC	Yes	E0711692005-0	N/A	Nevada

Legal Name	Type Of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Harrah’s Bossier City Management Company, LLC, a Nevada Limited Liability Company	LLC	Yes	LLC10593-2002	71-0902685	Nevada
Harrah’s Chester Downs Management Company, LLC	LLC	Yes	LLC16553-2004	68-0590545	Nevada
Harrah’s License Company, LLC	LLC	Yes	LLC19835-2004	42-1643727	Nevada
Harrah’s Shreveport Investment Company, LLC	LLC	Yes	LLC12183-2000	88-0292677	Nevada
Harrah’s Shreveport Management Company, LLC	LLC	Yes	LLC12184-2000	62-1839697	Nevada
H-BAY, LLC	LLC	Yes	LLC14739-2004	42-1640291	Nevada
HCAL, LLC	LLC	Yes	LLC30259-2004	88-0313169	Nevada
HHLV Management Company, LLC	LLC	Yes	LLC1630-2004	87-0719578	Nevada
Hole in the Wall, LLC	LLC	Yes	E0249142005-4	04-3813150	Nevada
Horseshoe GP, LLC	LLC	Yes	E0629052005-3	94-3230241	Nevada
Koval Investment Company, LLC	LLC	Yes	E0490782006-4	56-2599115	Nevada
Las Vegas Golf Management, LLC	LLC	Yes	E0064062005-1	41-2171222	Nevada
Nevada Marketing, LLC	LLC	Yes	E0611782005-0	30-0341987	Nevada
Players Holding, LLC	LLC	Yes	LLC15041-2002	88-0346670	Nevada
Players International, LLC	LLC	Yes	LLC15040-2002	95-4175832	Nevada
Players LC, LLC	LLC	Yes	LLC15043-2002	22-3414663	Nevada
Players Maryland Heights Nevada, LLC	LLC	Yes	LLC19287-2003	88-0345262	Nevada
Players Riverboat Management, LLC	LLC	Yes	LLC15038-2002	88-0332373	Nevada
Players Riverboat, LLC	LLC	Yes	LLC15037-2002	88-0332372	Nevada
Roman Empire Development, LLC	LLC	Yes	E0893872006-2	35-2286976	Nevada
TRB Flamingo, LLC	LLC	Yes	E0041942005-0	59-3797439	Nevada
New Gaming Capital Partnership, a Nevada Limited Partnership	LP	Yes	LP272-1994	88-6060088	Nevada
Bally’s Park Place, Inc.	CORP.	Yes	0100041435	36-2931526	New Jersey
Boardwalk Regency Corporation	CORP.	Yes	0100040776	95-3147313	New Jersey
Caesars New Jersey, Inc.	CORP.	Yes	0100066966	22-2230292	New Jersey

Legal Name	Type Of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Caesars World Marketing Corporation	CORP.	Yes	0100310126	22-2746389	New Jersey
GNOC, Corp.	CORP.	Yes	0100212433	22-2494608	New Jersey
Martial Development Corp.	CORP.	Yes	0100675841	22-3461012	New Jersey
Ocean Showboat, Inc.	CORP.	Yes	0100204907	22-2500790	New Jersey
Players Services, Inc.	CORP.	Yes	0100641499	22-3400988	New Jersey
Atlantic City Country Club 1 LLC	LLC	Yes	0400146943	21-0600260	New Jersey
Showboat Atlantic City Operating Company, LLC	LLC	Yes	0600310093	26-1305623	New Jersey
Harrah’s NC Casino Company, LLC	LLC	Yes	0367304	56-1936298	North Carolina

Schedule 1(b)

Prior Organizational Names

Company/Subsidiary	Prior Name	Date of Change
Caesars Riverboat Casino, LLC	RDI/Caesars Riverboat Casino L.L.C.	12/15/2005
Harrah’s Investments, Inc.	Harrah’s Wheeling Corporation	7/16/2004
Horseshoe Hammond, LLC	Horseshoe Hammond, Inc.	9/30/2005
HTM Holding, Inc.	HTM Operating Company, Inc.	3/12/2008
Las Vegas Golf Management, LLC	Hwood, LLC	8/27/2007
	Harrah’s Las Vegas Golf Management, LLC	12/10/2007
Nevada Marketing LLC	Harrah’s Nevada Marketing Fund, LLC	8/3/2006

Schedule 1(c)

Changes in Corporate Identity; Other Names

Company/Subsidiary	Corporate Name of Entity	Action	Date of Action	State of Formation
Harrah’s Operating Company, Inc.	Caesars Entertainment Inc.	Certificate of Merger	6/13/2005	DE

Atlantic City Country Club 1, LLC	Atlantic City Country Club, Inc.	Certificate of Merger	10/4/2006	NJ

Chester Downs and Marina, LLC	Chester Downs and Marina, LLC	Certificate of Correction	6/9/2004	PA

HCAL, LLC	HCAL Corporation	Articles of Conversion	12/21/2004	NV

Horseshoe Gaming Holding, LLC	Horseshoe Gaming Holding, Corp.	Certificate of Conversion	9/16/2005	DE

Horsehoe GP, LLC	Horseshoe GP, Inc.	Certificate of Conversion	9/19/2005	NV

Harrah’s Operating Company Memphis, LLC	Harrah’s Operating Company Memphis, LLC	Certificate of Conversion	6/18/2004	DE

Las Vegas Resort Development, Inc.	Winnick Merger Sub, LLC	Certificate of Merger	12/20/2006	NV

Players Development, Inc.	Players Development, Inc.	Dissolution	12/5/2005	NV
	Players Development, Inc.	Certificate of Correction - Not to Dissolve Entity	2/3/2006	NV

Robinson Property Group Corp.	Robinson Property Group Limited Partnership	Certificate of Merger	12/15/2005	MS

Schedule 2

Chief Executive Offices

Company/Subsidiary	Address	County	State
All Companies	One Caesars Palace Drive, Las Vegas	Clark	Nevada

Schedule 3(a)

Location of Places of Business, Collateral and Books and Records

in Arizona

Company/Subsidiary	Address	County	State
Harrah’s Phoenix Ak-Chin (managed by Harrah’s Arizona Corporation)	15406 Maricopa Road, Maricopa	Maricopa	Arizona

Schedule 3(b)

Locations of Collateral in Possession of Persons Other Than Company or Any Subsidiary in Arizona

None.

Schedule 3(c)

Prior Locations Maintained by Company/Subsidiaries in Arizona

None.

Schedule 4

Transactions Other Than in the Ordinary Course of Business

CMBS property swap — May 2008

Acquisition of Macau Golf Course — September 2007

Acquisition of London Clubs International plc — December 2006

Acquisition of Imperial Palace Hotel & Casino — December 2005

Acquisition of Caesars Entertainment, Inc. — June 2005

Acquisition of Horseshoe Gaming Holding Corp. — July 2004

Schedule 5

File Search Reports

Separately Ordered.

Schedule 6

Copy of Financing Statements To Be Filed

None.

Schedule 7

Filings/Filing Offices

Type of Filing	Entity	Applicable Collateral Document Mortgage, Security Agreement or Other	Jurisdictions
UCC Fixture Filing	Each Company that owns any Mortgaged Property	Mortgage	Filing Office identified in Schedule 8(a)

Schedule 8(a)

Owned Real Property

	PROPERTY	ADDRESS	MORTGAGED	FILING OFFICE	DESCRIPTION
1.	Caesars Indiana	11999 Ave. of the Emperors, Elizabeth, IN 47117	Yes	Harrison County Recorder 300 N. Capitol Avenue Corydon, IN 47112, and Floyd County Recorder Attn: Real Estate Recording P.O. Box 878 New Albany, IN 47151-0878	Dockside Casino/Hotel
2.	Harrah’s Louisiana Downs	8000 East Texas St., Bossier City, LA 71111	Yes	Bossier Parish Clerk of Court Joan L. Carraway, Clerk 204 Burt Boulevard P. O. Box 430 Benton, LA 71006	Land-based Casino/ Thoroughbred Racing
3.	Sheraton Casino & Hotel Tunica	1107 Casino Center Dr., Robinsonville, MS 38664	Yes	Susie White Tunica County Chancery Clerk P. O. Box 217 Tunica, MS 38676	Dockside Casino/Hotel
4.	Horseshoe Casino Tunica	1021 Casino Center Dr., Robinsonville, MS 38664	Yes	Susie White Tunica County Chancery Clerk P. O. Box 217 Tunica, MS 38676	Dockside Casino/Hotel
5.	Harrah’s St. Louis[1]	777 Casino Center Dr., Maryland Heights, MO 63043	Yes	St. Louis County Recorder of Deeds 41 S. Central Avenue St. Louis, MO 63105	Dockside Casino/Hotel

[1]

Additional Addresses - 781 Casino Center Dr., Maryland Heights, MO 63043; 753 Casino Center Dr., Maryland Heights, MO, 63043; 750 Casino Center Dr., Maryland Heights, MO 63043; 700 Casino Center Dr., Maryland Heights, MO 63043; 12339 Prichard Farm Road, Maryland Heights, MO 63043; 12345 Prichard Farm Road, Maryland Heights, MO 63043; 12545 Prichard Farm Road, Maryland Heights, MO 63043.

	PROPERTY	ADDRESS	MORTGAGED	FILING OFFICE	DESCRIPTION
6.	Bally’s Las Vegas	A. 3645 South Las Vegas Blvd., Las Vegas, NV 89109 B. 110 East Harmon Ave., Las Vegas, NV 89109 C. 185 East Flamingo Road, Las Vegas, NV 89109	Yes	Clark County Recorder’s Office 500 S. Grand Central Parkway, 2nd Floor Las Vegas, NV 89106	Land-based Casino/Hotel

7.	Caesars Palace & The Forum Shops	A. 3570 South Las Vegas Blvd., Las Vegas, NV 89109 B. 3500 South Las Vegas Blvd., Las Vegas, NV 89109	Yes	Clark County Recorder’s Office 500 S. Grand Central Parkway, 2nd Floor Las Vegas, NV 89106	Land-based Casino/Hotel & Retail Center

8.	Imperial Palace Hotel and Casino[2]	3535 South Las Vegas Blvd., Las Vegas, NV 89109	Yes	Clark County Recorder’s Office 500 S. Grand Central Parkway, 2nd Floor Las Vegas, NV 89106	Land-based Casino/Hotel

9.	Bill’s Gamblin’ Hall & Saloon	3595 South Las Vegas Blvd., Las Vegas, NV 89109	Yes	Clark County Recorder’s Office 500 S. Grand Central Parkway, 2nd Floor Las Vegas, NV 89106	Land-based Casino/Hotel

10.	Harrah’s Reno Casino[3]	219 North Center St., Reno, NV 89501	Yes	Washoe County Recorder’s Office 1001 E. Ninth Street Bldg. A, Suite 140/150 Reno, NV 89520	Land-based Casino/Hotel

11.	Crossroads Plaza[4]	224 North Virginia St., Reno, NV 89501	Yes	Washoe County Recorder’s Office 1001 E. Ninth Street Bldg. A, Suite 140/150 Reno, NV 89520	Pavilion

[2]	Also includes vacant land known as Assessor’s Parcel Number 162-16-301-007.
[3]

Additional Addresses - 210 North Virginia St., Reno, NV 89501; 206 North Virginia St., Reno, NV 89501; 201 North Center St., Reno, NV 89501; 209 North Center St., Reno, NV 89501; 200 North Center St., Reno, NV 89501.

[4]

Additional Addresses - 236 North Virginia St., Reno, NV 89501; 6 North Virginia St., Reno, NV 89501; 14 North Virginia St., Reno, NV 89501; 16 North Virginia St., Reno, NV 89501; 20 North Virginia St., Reno, NV 89501; 46 East Commercial Row, Reno, NV 89501.

	PROPERTY	ADDRESS	MORTAGED	FILING OFFICE	DESCRIPTION
12.	Bally’s Park Place Hotel and Parking Garage - Atlantic City[5]	Park Place & Boardwalk, Atlantic City, NJ 08401	Yes	Atlantic County Clerk’s Office 5901 Main Street PO Box 2005 Mays Landing, NJ, 08330	Land-based Casino/Hotel

13.	Caesars Casino, Hotel and The Pier Shops - Atlantic City[6]	2100 Pacific Ave., Atlantic City, NJ 08401	Yes	Atlantic County Clerk’s Office 5901 Main Street PO Box 2005 Mays Landing, NJ, 08330	Land-based Casino/Hotel, Entertainment & Retail Center

14.	Harrah’s Metropolis[7]	100 East Front St., Metropolis, IL 62960	Yes	Massac County Recorder, Massac County Clerk, P.O. Box 429, Metropolis, IL 62960	Dockside Casino/Hotel

15.	Harrah’s Council Bluffs Casino	1 Harrahs Blvd., Council Bluffs, IA 51501	Yes	Pottawattamie County Recorder Department Pottawattamie County Court House 227 South 6th Street Council Bluffs, IA 51501	Dockside Casino/Hotel

16.	Horseshoe Council Bluffs	2701 23rd Avenue, Council Bluffs, IA 51501	Yes	Pottawattamie County Recorder Department Pottawattamie County Court House 227 South 6th Street Council Bluffs, IA 51501	Land-based Casino/ Greyhound Racing

Footnote continued from previous page

[5]

Includes (a) Bally’s Park Place and Claridge Casino Hotel: 1900 Pacific Avenue, 112 Park Place, 116 Park Place, 120 Park Place, 124 Park Place, 1811 Boardwalk, 1901 Boardwalk, 106 S. Indiana Avenue, 120 S. Indiana Avenue, Atlantic City, NJ, (b) Bally’s Surface Parking Lots, Block 157: 1838 Atlantic Avenue, 1832 Atlantic Avenue, 1830 Atlantic Avenue, 14 S. Indiana Avenue, 16 S. Indiana Avenue, 20 S. Indiana Avenue, 26 S. Indiana Avenue, 30 S. Indiana Avenue, 34 S. Indiana Avenue, 1801 Pacific Avenue, 1807 Pacific Avenue, 1 Turner Place, 2 Turner Place, 7 Turner Place, 8 Turner Place, 15 S. Indiana Avenue, 11 S. Indiana Avenue, 9 S. Ohio Avenue, 7 S. Ohio Avenue, 1824 Atlantic Avenue, Atlantic City, NJ, (c) Wild West Casino: 2000 Pacific Avenue, Atlantic City, NJ, (d) Hummock Avenue site: 1920 Hummock Avenue, Atlantic City, New Jersey and (e) Egg Harbor Township Warehouse, 206 W. Parkway Drive, Egg Harbor Township, NJ

[6]

Includes (a) Caesars Casino Hotel and the Centurion Tower: 2100 Pacific Avenue, 2101 Pacific Avenue, 139 S. Arkansas Avenue, Atlantic City, NJ, (b) Caesars Parking Garage 1, Block 161, 2101 Pacific Avenue, Atlantic City, NJ, (c) Caesars Parking Garage 2, Block 159, 10 S. Michigan Avenue, 15 S. Arkansas Avenue, Atlantic City, NJ, (d) the Pier, 1 Atlantic Ocean, Atlantic City, NJ, (e) Surface Parking Lots, Block 157, 14 S. Indiana Avenue, 4 Turner Place, 5 Turner Place, 6 Turner Place, 21 S. Ohio Avenue; 1809 Pacific Avenue and (g) 812 Baltic Avenue, Atlantic City, NJ

[7]	Portion of property is leased.

	PROPERTY	ADDRESS	MORTAGED	FILING OFFICE	DESCRIPTION
17.	Horseshoe Casino Hammond	Parcel 26-37-0059-003, Parcel 26-37-0098-0005, Parcel 26-37-0098-0006, 1114 Indianapolis Avenue, 1129 5th Avenue, 200 North BL Indianapolis Boulevard (Parcel 26-37-0123-0015), Parcel 26-37-0124-0016, Hammond, IN 46320	Yes	Lake County Recorder, Building “A”, 2nd Floor, 2293 N. Main Street, Crown Point, IN 46307	Dockside Casino

18.	Harrah’s New Orleans: Fulton St. Parcels, Surface Parking Parcel	228 Poydra Street, New Orleans, LA 70130	Yes	Recorder of Mortgages Desiree Charbonnet, Recorder 421 Loyola Avenue Room B-1 New Orleans, LA 70112	Retail Development and Hotel

19.	Horseshoe Bossier City[8]	711 Horseshoe Blvd., Bossier City, LA 71111	Yes	Bossier Parish Clerk of Court Joan L. Carraway, Clerk 204 Burt Boulevard P. O. Box 430 Benton, LA 71006	Dockside Casino/Hotel

20.	Grand Casino & Hotel Tunica[9]	13615 Old Highway 61N, Robinsonville, MS 38664	Yes	Susie White Tunica County Chancery Clerk P. O. Box 217 Tunica, MS 38676	Dockside Casino/Hotel

21.	Atlantic City Country Club[10]	1 Leo Fraser Dr.; 900 Shore Road, Northfield, NJ 08225	Yes	Atlantic County Clerk’s Office 5901 Main Street PO Box 2005 Mays Landing, NJ, 08330	Golf Course

[8]	Portion of property is leased.
[9]	Portion of property is leased.
[10]

Also includes vacant land located at 500 Argo Lane; 102, 110 and 116 Hemsley Place; 11 Golf View Drive; 712, 714 and 716 Shore Road; 1 Lido Drive; 137 and 141 Bonnie Lee Drive; English Lane, Northfield, NJ 08225

	PROPERTY	ADDRESS	MORTAGED	FILING OFFICE	DESCRIPTION
22.	Block 157[11]	17 and 19 South Ohio Avenue, Atlantic City, NJ 08401	Yes	Atlantic County Clerk’s Office 5901 Main Street PO Box 2005 Mays Landing, NJ, 08330	Parking/Undeveloped land

23.	Schiff Parcel, NJ	1935 Boardwalk, Atlantic City, NJ 08401	Yes	Atlantic County Clerk’s Office 5901 Main Street PO Box 2005 Mays Landing, NJ, 08330	Undeveloped Land

[11]	Lots 33 and 1/3 of Lot 32 are being mortgaged. Other lots are mortgaged as part of Bally’s and Caesars Atlantic City.

	PROPERTY	ADDRESS	MORTGAGED	FILING OFFICE	DESCRIPTION
24.	Bourbon Street Parcel	120 East Flamingo Road, Las Vegas, NV 89109 130, 191, 185, 175, 165, 163, 161, 141 and 135 Albert Avenue, Las Vegas NV 89109	Yes	Clark County Recorder’s Office 500 S. Grand Central Parkway, 2nd Floor Las Vegas, NV 89106	Vacant Land

25.	Project Eastside / Las Vegas Assemblage

A.     158 Ida Ave., Las Vegas, NV 89109

B.     195 Ida Ave., Las Vegas, NV 89109

C.     189 Ida Ave., Las Vegas, NV 89109

D.     159 Ida Ave., Las Vegas, NV 89109

E.     133 Ida Ave., Las Vegas, NV 89109

F.      130 Winnick Ave., Las Vegas, NV 89109

G.     178 Winnick Ave., Las Vegas, NV 89109

H.     3993 Koval Lane, Las Vegas, NV 89169

I.       150 Albert Ave., Las Vegas, NV 89109

J.      152 Albert Ave., Las Vegas, NV 89109

K.     170 Winnick Ave., Las Vegas, NV 89109

L.     183 Ida Ave., Las Vegas, NV 89109

M.    153 Ida Ave., Las Vegas, NV 89109

N.     129 Ida Avenue, Las Vegas, NV 89109

			Yes	Clark County Recorder’s Office 500 S. Grand Central Parkway, 2nd Floor Las Vegas, NV 89106	Undeveloped Land

	PROPERTY	ADDRESS	MORTGAGED	FILING OFFICE	DESCRIPTION
26.	Rio Secco Golf Course	A. 2851 Grand Hills Dr., Henderson, NV 89052 B. 2651 Grand Hills Drive, Henderson, NV 89052 C. 11411 South Eastern Avenue, Henderson, NV 89052	Yes	Clark County Recorder’s Office 500 S. Grand Central Parkway, 2nd Floor Las Vegas, NV 89106	Golf Course

27.	Tam Parcel	Northwest Corner of Harmon and Koval, Las Vegas, NV	Yes	Clark County Recorder’s Office 500 S. Grand Central Parkway, 2nd Floor Las Vegas, NV 89106	Undeveloped Land

28.	Town Hall Parcel	4155 Koval Lane, Las Vegas, NV 89109	Yes	Clark County Recorder’s Office 500 S. Grand Central Parkway, 2nd Floor Las Vegas, NV 89106	Undeveloped Land

29.	Harrah’s Joliet Casino[12]	151 N. Joliet St., Joliet, IL 60432	No	N/A	Dockside Casino/Hotel

30.	Turfway Park[13]	Florence, KY	No	N/A	Horse Racing Track

31.	Grand Casino Biloxi[14]	North of I-90 265 Beach Blvd., Biloxi, MS 39530	No	N/A	Land-based Casino/Hotel

32.	Biloxi Land Assemblage	South of I-90 Biloxi, MS	No	N/A	Vacant Land

33.	Block 288[15]	Atlantic City, NJ	No	N/A	Undeveloped Land

34.	Battista’s Hole in the Wall	4041 Audrie Ave., Las Vegas, NV	No	N/A	Restaurant

[12]	Not wholly owned.
[13]	Not wholly owned.
[14]	Portion of property is leased.
[15]	Property is under agreement to be sold.

	PROPERTY	ADDRESS	MORTGAGED	FILING OFFICE	DESCRIPTION
35.	Harrah’s Chester Casino & Racetrack[16]	Harrah’s Chester Downs 777 Harrah’s Blvd. Chester, PA 19103	No	N/A	Land-based Casino/ Harness Racing

36.	Harrah’s Concord Office Building	850 Ridge Lake Blvd., Memphis, TN	No	N/A	Office Building

37.	Former Grand Biloxi Site	Biloxi, MS	No	N/A	Casino

38.	Tracts A through G and Tracts 1, 5, and 6 of Casino Magic Site	Biloxi, MS	No	N/A	Casino

39.	Bills Lake Tahoe, Harrah’s Lake Tahoe, Harveys Lake Tahoe,	15, 18, 27 and 31 HWY 50, Stateline, NV 89449	Yes	Douglas County Recorder’s Office 1616 8th Street Minden, NV 89423	Land-based Casino/Hotel

40.	Showboat Atlantic City	801 Boardwalk; 804 Pacific Avenue RR, Atlantic City, NJ 80401[17]	Yes	Atlantic County Clerk’s Office 5901 Main Street PO Box 2005 Mays Landing, NJ 08330	Land-based Casino/Hotel

41.	Summer Bay	100 Winnick Avenue, Las Vegas, NV 89109[18]	Yes	Clark County Recorder’s Office 500 S. Grand Central Parkway, 2nd Floor Las Vegas, NV 89106	Undeveloped Land

[16]	Not wholly owned.
[17]	Additional addresses in Atlantic City, NJ - 810 Pacific Avenue; 804 Pacific Avenue; 800 Pacific Avenue; 800 Atlantic Avenue; 815 Atlantic Avenue; 801 Atlantic Avenue, Atlantic City, NJ 80401
[18]

Additional Addresses in Las Vegas, NV - 142 Ida Avenue; 146 Ida Avenue; 170 Ida Avenue; 178 Ida Avenue; 190 Ida Avenue; 177 Ida Avenue; 171 Ida Avenue; 165 Ida Avenue; 147 Ida Avenue; 141 Ida Avenue; 154 Winnick Avenue; 184 Winnick Avenue; 190 Winnick Avenue; 171 Winnick Avenue; 147 Winnick Avenue; 4009 Audrie Street; 3993 Audrie Street; 3969 Audrie Street; 3953 Audrie Street, Las Vegas, NV 89109

Schedule 8(b)

Leased Real Property

PROPERTY	LEASE
Illinois
Harrah’s Metropolis	Lease Agreement dated 10/9/95 between City of Metropolis and Southern Illinois Riverboat/Casino Cruises, Inc.

Harrah’s Metropolis	Lease Agreement dated 12/10/90 between City of Metropolis and P.C.I., Inc. (Assigned by PCI to Southern Illinois Riverboat/Casino Cruises Inc. 8/25/95)

Indiana
Horseshoe Casino Hammond	Ground Lease Agreement dated 6/30/89 between Hammond Port Authority/City of Hammond and DMS of Hammond, Inc., including sub-lease

Horseshoe Casino Hammond	Lease Agreement dated 4/16/2002 between National Railroad Passenger Corporation (Amtrak) and Horseshoe Hammond, Inc.

Iowa
Harrah’s Council Bluffs	Sublease Agreement dated 3/1/95 between The City of Council Bluffs and Harvey’s Iowa Management Company

Louisiana
Horseshoe Bossier City	Commercial Lease dated 7/6/04 between State of Louisiana, State Land Office and Horseshoe Entertainment

Harrah’s New Orleans	Amended and Restated Lease Agreement dated 10/29/98 between Rivergate Development Corporation and Jazz Casino Company, L.L.C., as amended.

Mississippi
Grand Casino Biloxi	Lease dated 7/25/93 between Joe Aldrich, Jackie Aldrich, and John Brett Aldrich and Lady Luck Biloxi Inc.

Grand Casino Biloxi	Lease Agreement dated 10/14/98 between LBC Inc. and Grand Casino of Mississippi, Inc.

Grand Casino Biloxi	Lease Agreement dated 1/12/94 between Tyrone Gollott, Gary Gollott, and Thomas Gollott and Lady Luck Biloxi Inc.

Grand Casino Biloxi	Ground Lease dated 6/23/92 between Mavar Properties, LLC and Grand Casinos of Mississippi Inc. Biloxi

Grand Casino Biloxi	Public Trust Tidelands Lease dated 4/5/94 between the State of Mississippi and Casino Building Corporation of Mississippi, Inc.

PROPERTY	LEASE
Grand Casino Biloxi	Public Trust Tidelands Lease dated 1/28/93 between the State of Mississippi and Grand Casinos of Mississippi, Inc. - Biloxi

Grand Casino Biloxi	Public Trust Tidelands Lease dated 6/20/94 between the State of Mississippi and CHC/GCI Biloxi Limited Partnership -Assigned to Grand Casinos of Mississippi, Inc. Biloxi 12/31/95

Grand Casino Biloxi	Public Trust Tidelands Lease of Fast Lands dated 9/29/95 between the State of Mississippi and Casino One Corp.

Grand Casino Biloxi	Lease dated 4/4/92 between G&W Enterprises Inc. and Biloxi Casino Corp.

Grand Casino Biloxi	Lease Agreement dated 11/23/92 between Tyrone Gollott, Gary Gollott, and Thomas Gollott and Biloxi Casino Corp.

Grand Casino Biloxi	Tidelands Lease dated May 27, 1993 between the State of Mississippi and Biloxi Casino Corp. - Assigned to Grand Casinos of Mississippi Inc. Biloxi on 11/9/06

Grand Casino Biloxi	Sublease and Agreement between Casino Parking, Inc., Covacevich Yacht & Sail, and the City of Biloxi executed 10/11/93. Amendment, Renewal and Extension Agreement between Casino Parking, City of Biloxi and the Secretary of State of Mississippi dated 1/1/03

Grand Casino Tunica	Port Facility Lease Agreement dated 12/29/93 between Board of Levee Commissioners and BL Development Corp.

Missouri
Harrah’s North Kansas City	Ground Lease dated 7/12/93 between the City of North Kansas City, Missouri and Harrah’s-North Kansas City Corporation

Nevada
Cascata Golf Course	Lease Agreement dated 9/1/1998 between The City of Boulder City and MGM Grand Hotel Inc.

Harrah’s Reno	Lease Agreement dated as of 12/1/1979 between The Quincy Mill and Harrah’s, Inc. for 2615 Mill St.

Harrah’s Reno	Lease Agreement dated as of 6/13/1989 between Panattoni Development Company and Harrah’s Club for 300 E. Second St.

Harrah’s Reno	Lease Agreement dated as of 9/1/1981 between Sidney and Laura Gilbert and Harrah Realty Co. for 135 Linden St.

Schedule 9(a)

Attached hereto is a true copy of each termination statement filing duly acknowledged or otherwise identified by the filing officer.

None.

Schedule 9(b)

Termination Statement Filings

None.

Schedule 10

(a) Equity Interests of Companies and Subsidiaries19

Record Owner	Current Legal Entities Owned	Jurisdiction	Certificate No.	% of Ownership	% Pledged
Harrah’s Entertainment, Inc.	Harrah’s Operating Company, Inc.	Delaware	3	100%	100%
Harrah’s Operating Company, Inc.	190 Flamingo, LLC	Nevada	N/A	100%	100%
	AJP Parent, LLC	Delaware	N/A	100%	100%
	DCH Exchange, LLC	Nevada	N/A	100%	100%
	Dusty Corporation	Nevada	1	100%	100%
	Chester Facility Holding Company, LLC	Delaware	N/A	100%	100%
	Corner Investment Company, LLC	Nevada	N/A	100%	100%
	East Beach Development Corporation	Mississippi	1	100%	100%
	Harrah’s Alabama Corporation	Nevada	2	100%	100%
	Harrah’s Arizona Corporation	Nevada	2	100%	100%
	H-BAY, LLC	Nevada	N/A	100%	100%
	Harrah’s Bossier City Management Company, LLC, a Nevada Limited Liability Company	Nevada	N/A	100%	100%
	HCAL, LLC	Nevada	N/A	100%	100%
	Harrah’s Chester Downs Investment Company, LLC	Delaware	N/A	100%	0%
	Harrah’s Chester Downs Management Company, LLC	Nevada	N/A	100%	100%
	Harrah’s Illinois Corporation	Nevada	2	100%	100%
	Harrah’s Imperial Palace Corp.	Nevada	1	100%	100%
	Harrah’s Interactive Investment Company	Nevada	2	100%	100%
	Harrah’s Investments, Inc. (stock certificate is in former name: Harrah’s Wheeling Corporation)	Nevada	2	100%	100%
	Harrah’s Kansas Casino Corporation	Nevada	3	100%	100%

[19]	Entities denoted by a * are not wholly-owned by Harrah’s.

Record Owner	Current Legal Entities Owned	Jurisdiction	Certificate No.	% of Ownership	% Pledged
	Harrah’s License Company, LLC	Nevada	N/A	100%	100%
	Harrah’s Management Company	Nevada	4	100%	100%
	Harrah’s Marketing Services Corporation	Nevada	1	100%	100%
	Harrah’s Maryland Heights LLC	Delaware	N/A	54.45%	100%
	Harrah’s Maryland Heights Operating Company	Nevada	2	100%	100%
	Harrah’s MH Project, LLC	Delaware	N/A	100%	100%
	Harrah’s NC Casino Company, LLC	North Carolina	N/A	99%	100%
	Harrah’s New Orleans Management Company	Nevada	1	100%	100%
	Harrah’s North Kansas City LLC	Missouri	N/A	100%	100%
	Harrah’s Operating Company Memphis, LLC	Delaware	N/A	100%	100%
	Harrah’s Pittsburgh Management Company	Nevada	2	100%	100%
	Harrah’s Reno Holding Company, Inc.	Nevada	4	100%	100%
	Harrah’s Shreveport/Bossier City Holding Company, LLC	Delaware	N/A	100%	100%
	Harrah’s Shreveport Management Company, LLC	Nevada	N/A	100%	100%
	Harrah’s Shreveport Investment Company, LLC	Nevada	N/A	100%	100%
	Harrah’s Southwest Michigan Casino Corporation	Nevada	2	100%	100%
	Harrah’s Sumner Investment Company, LLC	Delaware	N/A	100%	100%
	Harrah’s Sumner Management Company, LLC	Delaware	N/A	100%	100%
	Harrah’s Travel, Inc.	Nevada	1	100%	100%
	Harrah’s Tunica Corporation	Nevada	2	100%	100%
	Harrah’s Vicksburg Corporation	Nevada	2	100%	100%
	Harrah’s West Warwick Gaming Company, LLC	Delaware	N/A	100%	100%
	HHLV Management Company, LLC	Nevada	N/A	100%	100%
	Hole in the Wall, LLC	Nevada	2	100%	100%
	JCC Holding Company II LLC	Delaware	N/A	100%	100%
	Koval Holdings Company, LLC	Delaware	N/A	100%	100%
	Las Vegas Golf Management, LLC	Nevada	N/A	100%	100%

Record Owner	Current Legal Entities Owned	Jurisdiction	Certificate No.	% of Ownership	% Pledged
	Nevada Marketing, LLC	Nevada	N/A	100%	100%
	Reno Crossroads LLC	Delaware	N/A	100%	100%
	Rio Development Company, Inc.	Nevada	2	100%	100%
	Roman Empire Development, LLC	Nevada	N/A	100%	100%
	TRB Flamingo, LLC	Nevada	N/A	100%	100%
	Trigger Real Estate Corporation	Nevada	1	100%	100%
	Winnick Parent, LLC	Delaware	N/A	100%	100%
	Players International, LLC	Nevada	N/A	100%	100%
	Harveys BR Management Company, Inc.	Nevada	2	100%	100%
	Harveys C.C. Management Company, Inc.	Nevada	2	100%	100%
	Harveys Iowa Management Company, Inc.	Nevada	2	100%	100%
	HBR Realty Company, Inc.	Nevada	2	100%	100%
	HCR Services Company, Inc.	Nevada	2	100%	100%
	Reno Projects, Inc.	Nevada	2	100%	100%
	Horseshoe Gaming Holding, LLC	Delaware	N/A	100%	100%
	Bally’s Midwest Casino, Inc.	Delaware	2	100%	100%
	Bally’s Park Place, Inc.	New Jersey	1	100%	100%
	Benco, Inc.	Nevada	2	100%	100%
	Caesars Entertainment Akwesasne Consulting Corp.	Nevada	2	100%	100%
	Caesars Entertainment Canada Holding, Inc.	Nevada	1	100%	100%
	Park Place Entertainment Scotia Finance Limited Partnership	New Brunswick	N/A	99%	65%
	Caesars Entertainment Finance Corp.	Nevada	1	100%	100%
	Caesars Entertainment Golf, Inc.	Nevada	2	100%	100%
	Caesars Entertainment Retail, Inc.	Nevada	2	100%	100%
	Caesars World, Inc.	Florida	CS-1	100%	100%
	CEI-Sullivan County Development Company	Nevada	2	100%	100%
	Consolidated Supplies, Services and Systems	Nevada	4	100%	100%
	Grand Casinos, Inc.	Minnesota	1	100%	100%
	Parball Corporation	Nevada	5	100%	100%
	Park Place Entertainment Scotia Limited	Canada	4	100%	65%
	Sheraton Tunica Corporation	Delaware	1	100%	100%

Record Owner	Current Legal Entities Owned	Jurisdiction	Certificate No.	% of Ownership	% Pledged
	Harrah’s International Holding Company, Inc.	Delaware	1	100%	100%
	VLO Development Corporation	British Virgin Islands	1	100%	65%
	VFC Development Corporation	British Virgin Islands	1	100%	65%
	HTM Holding, Inc.	Nevada	1	100%	100%
	Showboat Holding, Inc.	Nevada	CS-1	100%	100%
	Caesars Entertainment Development, LLC	Nevada	N/A	100%	100%
	DCH Lender, LLC	Nevada	N/A	100%	100%
	Caesars Trex, Inc.	Delaware	2	100%	100%
	HIE Holdings Topco, Inc.	Delaware	1 P-1	100%	100%
	Harrah’s Operating Escrow LLC	Delaware	N/A	100%	100%
AJP Parent, LLC	AJP Holdings, LLC	Delaware	N/A	100%	100%
Harrah’s Illinois Corporation	Des Plaines Development Limited Partnership*	Delaware	N/A	80%	100%
Harrah’s Shreveport Investment Company, LLC	Harrah’s Shreveport/Bossier City Investment Company, LLC	Delaware	N/A	84.3%	100%
Harrah’s Shreveport/Bossier City Investment Company, LLC	Harrah’s Bossier City Investment Company, L.L.C.	Louisiana	N/A	100%	100%
JCC Holding Company II LLC	Jazz Casino Company, L.L.C.	Louisiana	2	100%	100%
	JCC Fulton Development, L.L.C.	Louisiana	2	100%	100%
Koval Holdings Company, LLC	Koval Investment Company, LLC	Nevada	N/A	100%	100%
Winnick Parent, LLC	Winnick Holdings, LLC	Delaware	N/A	100%	100%
	Las Vegas Resort Development, Inc.	Nevada	1	100%	100%
Players International, LLC	Players Development, Inc.	Nevada	2	100%	100%
	Players Holding, LLC	Nevada	N/A	100%	100%
	Players Resources, Inc.	Nevada	2	100%	100%
	Players Services, Inc.	New Jersey	2	100%	100%
Players Holding, LLC	Players Bluegrass Downs, Inc.	Kentucky	4	100%	100%
	Players LC, LLC	Nevada	N/A	100%	100%
	Players Maryland Heights Nevada, LLC	Nevada	N/A	100%	100%
	Players Riverboat, LLC	Nevada	N/A	100%	100%
	Players Riverboat Management, LLC	Nevada	N/A	100%	100%

Record Owner	Current Legal Entities Owned	Jurisdiction	Certificate No.	% of Ownership	% Pledged
	Southern Illinois Riverboat/Casino Cruises, Inc.	Illinois	2	100%	100%
Players Riverboat, LLC	Players Riverboat II, LLC	Louisiana	N/A	99%	100%
Horseshoe Gaming Holding, LLC	Casino Computer Programming, Inc. (stock certificate issued to Horseshoe Gaming Holding, Corp., the former name of Horseshoe Gaming Holding, LLC)	Indiana	1	100%	100%
	Horseshoe GP, LLC	Nevada	N/A	100%	100%
	Horseshoe Hammond, LLC	Indiana	N/A	100%	100%
	Horseshoe Shreveport, L.L.C.	Louisiana	N/A	100%	100%
	New Gaming Capital Partnership, a Nevada Limited Partnership	Nevada	N/A	99%	100%
	Robinson Property Group Corp.	Mississippi	1	99%	100%
New Gaming Capital Partnership, a Nevada Limited Partnership	Horseshoe Entertainment	Louisiana	N/A	91.92%	100%
Bally’s Midwest Casino, Inc.	Bally’s Operator, Inc.	Delaware	3	100%	100%
	Bally’s Tunica, Inc.	Mississippi	3	100%	100%
Bally’s Tunica, Inc.	Bally’s Olympia Limited Partnership	Delaware	N/A	88%	100%
Bally’s Park Place, Inc.	Atlantic City Country Club 1, LLC	New Jersey	N/A	100%	100%
	GNOC, Corp.	New Jersey	6	100%	100%
Caesars World, Inc.	Caesars New Jersey, Inc.	New Jersey	1	100%	100%
	Caesars Palace Corporation	Delaware	1	100%	100%
	Caesars United Kingdom, Inc.	Nevada	1	100%	100%
	Caesars World Marketing Corporation	New Jersey	2	100%	100%
	Caesars World Merchandising, Inc.	Nevada	2	100%	100%
	Roman Entertainment Corporation of Indiana	Indiana	1	100%	100%
	Roman Holding Corporation of Indiana	Indiana	1	100%	100%
	Caesars Entertainment Windsor Holding, Inc.	Canada	C-1	100%	65%
Caesars New Jersey, Inc.	Boardwalk Regency Corporation	New Jersey	7	100%	100%
	Martial Development Corp.	New Jersey	1	100%	100%
Caesars Palace Corporation	Caesars Palace Realty Corp.	Nevada	3	100%	100%
	Desert Palace, Inc.	Nevada	201 202	100%	100%

Record Owner	Current Legal Entities Owned	Jurisdiction	Certificate No.	% of Ownership	% Pledged
Desert Palace, Inc.	Caesars Palace Sports Promotions, Inc.	Nevada	1	100%	100%
	California Clearing Corporation	California	3	100%	100%
	Tele/Info, Inc.	Nevada	2	100%	100%
California Clearing Corporation	Caesars India Sponsor Company, LLC	Nevada	N/A	100%	100%
Caesars United Kingdom, Inc.	Caesars Entertainment, (U.K.) Ltd.	United Kingdom	1	100%	65%
Caesars World Marketing Corporation	Caesars World International Corporation PTE, Ltd.	Singapore	1 5	100%	65%
	Caesars World International Far East Limited	Hong Kong	6 9	100%	65%
Roman Holding Corporation of Indiana	Caesars Riverboat Casino, LLC	Indiana	N/A	82%	100%
Grand Casinos, Inc.	BL Development Corp.	Minnesota	4	100%	100%
	GCA Acquisition Subsidiary, Inc.	Minnesota	2	100%	100%
	Grand Casinos of Biloxi, LLC	Minnesota	N/A	100%	100%
	Grand Casinos of Mississippi, LLC - Gulfport	Mississippi	N/A	100%	100%
	Grand Media Buying, Inc.	Minnesota	1	100%	100%
Grand Casinos of Biloxi, LLC	Biloxi Village Walk Development, LLC	Delaware	N/A	100%	100%
	Village Walk Construction, LLC	Delaware	N/A	100%	100%
	Biloxi Hammond, LLC	Delaware	N/A	100%	100%
Parball Corporation	FHR Corporation	Nevada	1	100%	100%
	Flamingo-Laughlin, Inc. (stock certificate is in former name: Flamingo Hilton-Laughlin, Inc.)	Nevada	3	100%	100%
	LVH Corporation	Nevada	1	100%	100%
Harrah’s International Holding Company, Inc.	Harrah’s Entertainment Limited	England	3	100%	65%
	B I Gaming Corporation	Nevada	4	100%	100%
	Baluma Holdings S.A.	Bahamas	49 5	77.28%	65%
B I Gaming Corporation	HEI Holding Company One, Inc.	Nevada	3	100%	100%
	HEI Holding Company Two, Inc.	Nevada	3	100%	100%
HEI Holding Company Two, Inc.	Harrah’s International C.V.	Netherlands	N/A	99%	65%
AJP Holdings, LLC	Durante Holdings, LLC	Nevada	N/A	100%	100%

Record Owner	Current Legal Entities Owned	Jurisdiction	Certificate No.	% of Ownership	% Pledged
Harveys Tahoe Management Company, Inc.	Harrah South Shore Corporation	California	5	100%	100%
Harveys Tahoe Management Company, Inc.	Tahoe Garage Propco, LLC	Delaware	N/A	100%	100%
HTM Holding, Inc.	Harveys Tahoe Management Company, Inc.	Nevada	4	100%	100%
Ocean Showboat, Inc.	Showboat Atlantic City Mezz 9, LLC	Delaware	N/A	100%	100%
	Showboat Atlantic City Operating Company, LLC	New Jersey	N/A	100%	100%
Showboat Atlantic City Mezz 1, LLC	Showboat Atlantic City Propco, LLC	Delaware	N/A	100%	100%
Showboat Atlantic City Mezz 2, LLC	Showboat Atlantic City Mezz 1, LLC	Delaware	N/A	100%	100%
Showboat Atlantic City Mezz 3, LLC	Showboat Atlantic City Mezz 2, LLC	Delaware	N/A	100%	100%
Showboat Atlantic City Mezz 4, LLC	Showboat Atlantic City Mezz 3, LLC	Delaware	N/A	100%	100%
Showboat Atlantic City Mezz 5, LLC	Showboat Atlantic City Mezz 4, LLC	Delaware	N/A	100%	100%
Showboat Atlantic City Mezz 6, LLC	Showboat Atlantic City Mezz 5, LLC	Delaware	N/A	100%	100%
Showboat Atlantic City Mezz 7, LLC	Showboat Atlantic City Mezz 6, LLC	Delaware	N/A	100%	100%
Showboat Atlantic City Mezz 8, LLC	Showboat Atlantic City Mezz 7, LLC	Delaware	N/A	100%	100%
Showboat Atlantic City Mezz 9, LLC	Showboat Atlantic City Mezz 8, LLC	Delaware	N/A	100%	100%
Showboat Holding, Inc.	Ocean Showboat, Inc.	New Jersey	3	100%	100%
Harrah’s Chester Downs Investment Company, LLC	Chester Downs and Marina LLC*	Pennsylvania	N/A	66.66%	0%
Harrah’s Operating Escrow LLC	Harrah’s Escrow Corporation	Delaware	1	100%	100%

(b) Other Equity Interests20

Record Owner	Current Legal Entities Owned	% of Ownership
Boardwalk Regency Corporation	Atlantic City Express Service, LLC*	33.33%
Caesars World, Inc.	Windsor Casino Supplies Limited*	50%
Dusty Corporation	Turfway Park, LLC*	50%
Southern Illinois Riverboat/Casino Cruises, Inc.	Metropolis IL 1292 LP*	12.5%
B I Gaming Corporation	Baluma Holdings S.A.	11.47%
	Baluma S.A.	0.11%
Harrah’s Maryland Heights Operating Company	Harrah’s Maryland Heights LLC	0.55%
Players Maryland Heights Nevada, LLC	Harrah’s Maryland Heights LLC	45%
Harrah’s Management Company	Harrah’s NC Casino Company, LLC	1%
Harrah’s Shreveport/Bossier City Holding Company, LLC	Harrah’s Shreveport/Bossier City Investment Company, LLC	9.8%
Harrah’s Shreveport Management Company	Harrah’s Shreveport/Bossier City Investment Company, LLC	0.9%
Harrah’s New Orleans Management Company	Harrah’s Shreveport/Bossier City Investment Company, LLC	5%
Players Riverboat Management, LLC	Players Riverboat II, LLC	1%
Horseshoe GP, LLC	New Gaming Capital Partnership, a Nevada Limited Partnership	1%
	Robinson Property Group Corp.	1%
Horseshoe Gaming Holding, LLC	Horseshoe Entertainment	8.08%
Bally’s Midwest Casino, Inc.	Bally’s Olympia Limited Partnership	11%
Bally’s Operator, Inc.	Bally’s Olympia Limited Partnership	1%
Harrah’s Operating Company, Inc.	Caesars Riverboat Casino, LLC	18%
HEI Holding Company One, Inc.	Harrah’s International C.V.	1%
Caesars Entertainment Canada Holding, Inc.	Park Place Entertainment Scotia Finance Limited Partnership	1%
Harrah’s Operating Company, Inc.	Caesars Bahamas Management Corporation	50%
HEI Holding Company One, Inc.	Caesars Bahamas Management Corporation	50%

[20]	Entities denoted by a * are not wholly-owned by Harrah’s.

Schedule 11

Instruments and Tangible Chattel Paper

1.	Promissory Notes:

Global Intercompany Note

2.	Chattel Paper:

None.

Schedule 12(a)

Patents and Trademarks

Separately attached.

Schedule 12(b)

Copyrights

Separately attached.

Schedule 12(c)

Intellectual Property Filings

Separately provided.

Schedule 13

Commercial Tort Claims

None.

Schedule 14

Documented Vessels

VESSEL NAME, OFFICIAL NUMBER, OWNER AND HAILING PORT		LOCATION
1.	Name of Vessel: Glory of Rome Official No.: 1059435 Documented Owner of Record: Roman Holding Corporation of Indiana Hailing Port: Bridgeport, IN	Caesars Indiana 11999 Avenue of the Emperors Elizabeth, IN 47117

2.

Name of Vessel: Harrah’s North Star

Official No.: 1026498

Documented Owner of Record: Harrah’s North Kansas City LLC

(formerly known as Harrah’s North Kansas City Corporation)

Hailing Port: North Kansas City, MO

Harrah’s Metropolis 100 E. Front St., Metropolis, IL 62960

3.	Name of Vessel: Kanesville Queen Official No.: 1037706 Documented Owner of Record: Harveys Iowa Management Company, Inc. Hailing Port: Council Bluffs, IA	Harrah’s Council Bluffs Casino 1 Harrahs Blvd. Council Bluffs, IA 51501

4.	Name of Vessel: King of the Red Official No.: 1061968 Documented Owner of Record: Horseshoe Entertainment Hailing Port: Bossier City, LA	Horseshoe Bossier City 711 Horseshoe Blvd. Bossier City, LA 71111

Exhibit III

to Collateral Agreement

[Form of]

OTHER FIRST LIEN SECURED PARTY CONSENT

[Name of Other First Lien Secured Party]

[Address of Other First Lien Secured Party]

[Date]

The undersigned is the Authorized Representative for Persons wishing to become Secured Parties (the “New Secured Parties”) under the Amended and Restated Collateral Agreement dated as of January 28, 2008 and as amended and restated as of June 10, 2009 (as heretofore amended and/or supplemented, the “Collateral Agreement” (terms used without definition herein have the meanings assigned to such term by the Collateral Agreement)) among Harrah’s Operating Company, Inc., the Subsidiary Parties party thereto and Bank of America, N.A., as Collateral Agent (the “Agent”).

In consideration of the foregoing, the undersigned hereby:

(i) represents that the Authorized Representative has been duly authorized by the New Secured Parties to become a party to the First Lien Intercreditor Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligation”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that the New Secured Parties have received a copy of the Security Documents and the First Lien Intercreditor Agreement;

(iii) appoints and authorizes the Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Security Documents and First Lien Intercreditor Agreement as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;

(iv) accepts and acknowledges the terms of the First Lien Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Other First Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof (including, without limitation, Section 2.02(b) thereof) as fully as if it had been a Secured Party on the effective date of the First Lien Intercreditor Agreement and agrees that its address for receiving notices pursuant to the Security Documents and the First Lien Intercreditor Agreement shall be as follows:

[Address]

(v) confirms the authority of the Agent to enter into such agreements on its behalf and on behalf of the New Secured Parties and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to it and the New Secured Parties as fully as if it had been a party to each such agreement on behalf of itself and the New Secured Parties.

The Agent, by acknowledging and agreeing to this Other First Lien Secured Party Consent, accepts the appointment set forth in clause (iii) above.

THIS OTHER FIRST LIEN SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ANNEX VII

AMENDED AND RESTATED GUARANTY AND PLEDGE AGREEMENT

AMENDED AND RESTATED GUARANTY AND PLEDGE AGREEMENT dated as of January 28, 2008 (as amended and restated on June 10, 2009) made by HAMLET MERGER INC., a Delaware corporation (merged on the Closing Date with and into HARRAH’S ENTERTAINMENT, INC., “Holdings”), in favor of BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the lenders (the “Lenders”) parties to the Credit Agreement, dated as of January 28, 2008 (as amended, restated, supplemented, waived or otherwise modified from time to time, (including by that certain Amendment and Waiver to Credit Agreement dated the date hereof) the “Credit Agreement”), among Holdings, Harrah’s Operating Company, Inc. (the “Borrower”), the Lenders party thereto from time to time, the Agent, and the other parties named therein.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to, and the L/C Issuers have agreed to issue certain letters of credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, following the consummation of the Merger, Holdings became the legal and beneficial owner of the shares of Pledged Equity (as hereinafter defined) issued by the Borrower;

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the L/C Issuers to issue certain letters of credit for the account of, the Borrower under the Credit Agreement that Holdings shall have executed and delivered this Agreement to the Agent for the ratable benefit of the Secured Parties;

WHEREAS, as consideration for Loans previously made and Letters of Credit previously issued and to induce the holders of any Other First Lien Obligations to make their respective extensions of credit thereunder (including the holders of the 11 1/4% Senior Secured Notes due 2017 (the “Initial Notes”) to be assumed by the Borrower, which Initial Notes are being issued pursuant to an Indenture (the “Indenture”) dated as of June 10, 2009 among Harrah’s Entertainment, Inc., the other parties thereto and U.S. Bank National Association, as trustee (the “Trustee”));

NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to, and the L/C Issuers to issue certain letters of credit for the account of, the Borrower under the Credit Agreement and as consideration for Loans previously made and Letters of Credit previously issued and to induce the holders of any Other First Lien Obligations to make their respective extensions of credit thereunder, Holdings hereby agrees with the Agent, for the ratable benefit of the Secured Parties, as follows:

This Amended and Restated Guaranty and Pledge Agreement amends and restates the Guaranty and Pledge Agreement for the benefit of the Secured Parties dated as of January 28,

2008 (the “Original Guaranty and Pledge Agreement”). The obligations of Holdings under the Original Guaranty and Pledge Agreement and the grant of security interest in the Collateral by Holdings under the Original Guaranty and Pledge Agreement shall continue under this Agreement, and shall not in any event be terminated, extinguished or annulled, but shall hereafter be governed by this Agreement. All references to the “Guaranty and Pledge Agreement” in any Loan Document (other than this Agreement) or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof. It is understood and agreed that the Original Guaranty and Pledge Agreement is being amended and restated by entry into this Agreement on the date hereof.

1. Defined Terms. Unless otherwise defined herein, terms that are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

“Agreement”: this Amended and Restated Guaranty and Pledge Agreement, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Applicable First Lien Representative”: the “Applicable Authorized Representative” as defined in the First Lien Intercreditor Agreement.

“Authorized Representative”: (i) the Administrative Agent with respect to the Credit Agreement, (ii) the Trustee with respect to the Initial Notes and (iii) any duly authorized representative of any other Secured Party under Other First Lien Agreements designated as “Authorized Representative” for any Secured Party in an Other First Lien Secured Party Consent delivered to the Agent.

“Collateral”: the Pledged Equity and all Proceeds thereof.

“Credit Agreement Loan Documents”: the Loan Documents other than the Other First Lien Agreements.

“Credit Agreement Loan Party”: each of Holdings, the Borrower, the Subsidiary Loan Parties and each other Subsidiary of the Borrower that is a party to the Credit Agreement or any other Credit Agreement Loan Document as a pledgor or guarantor.

“Credit Agreement Secured Parties”: the Secured Parties other than the Other First Lien Secured Parties.

“Credit Agreement Security Documents”: the Collateral Agreement and each other Security Document securing any Guaranteed Obligations.

“Event of Default”: an “Event of Default” under and as defined in the Credit Agreement, the Indenture or any Other First Lien Agreement.

“First Lien Intercreditor Agreement”: the First Lien Intercreditor Agreement, dated as of the date hereof, among the Agent, the Administrative Agent and U.S. Bank National Association, as the Authorized Representative of the holders of the Other First Lien Obligations in respect of the Initial Notes, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Gaming Authorities”: in any jurisdiction in which the Borrower or any of its subsidiaries manages or conducts any casino, gaming business or activities, the applicable gaming board, commission, or other governmental gaming regulatory body or agency which (a) has, or may at any time after the date hereof have, jurisdiction over the gaming activities at the property or any successor to such authority or (b) is, or may at any time after the date hereof be, responsible for interpreting, administering and enforcing the Gaming Laws.

“Gaming Laws”: all applicable constitutions, treaties, laws, rates, regulations and orders and statutes pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over gaming, gambling or casino activities and all rules, rulings, orders, ordinances, regulations of any Gaming Authority applicable to the gambling, casino or gaming business or activities of the Borrower or any of its subsidiaries in any jurisdiction, as in effect from time to time, including the policies, interpretations and administration thereof by the Gaming Authorities.

“Governmental Authority”: any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body.

“Guaranteed Obligations”: Obligations (other than the Other First Lien Obligations).

“Initial Notes Obligations”: (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Initial Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower to any Secured Party under the Indenture, the Initial Notes and each Other First Lien Agreement entered into in respect of the Initial Notes, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Indenture, the Initial Notes and each Other First Lien Agreement entered into in respect of the Initial Notes and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to the Indenture, the Initial Notes and each Other First Lien Agreement entered into in respect of the Initial Notes.

“Liquor Authorities”: in any jurisdiction in which the Borrower or any of its subsidiaries sells and distributes liquor, the applicable alcoholic beverage commission or other Governmental Authority responsible for interpreting, administering and enforcing the Liquor Laws.

“Liquor Laws”: the laws, rules, regulations and orders applicable to or involving the sale and distribution of liquor by the Borrower or any of its subsidiaries in any jurisdiction, as in effect from time to time, including the policies, interpretations and administration thereof by the applicable Liquor Authorities.

“Loan Document Obligations”: (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents (other than any Other First Lien Agreements), including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents (other than the Other First Lien Agreements) and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents (other than the Other First Lien Agreements).

“Loan Documents”: means (a) the Credit Agreement, (b) all Other First Lien Agreements, (c) the Security Documents and (d) for purposes of paragraph 15 only, the First Lien Intercreditor Agreement.

“Loan Party”: each of Holdings, the Borrower, the Subsidiary Loan Parties and each other Subsidiary of the Borrower that is a party to the Credit Agreement or any other Loan Document as a pledgor or guarantor.

“New York UCC”: the Uniform Commercial Code from time to time in effect in the State of New York.

“Obligations”: (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of or following the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into (including, without limitation, the Swap Agreements referred to in Schedules 6.01, 6.04 and 6.07 to the Credit Agreement), (c) the due and punctual payment and performance of all obligations in respect of the Overdraft Line owed to a party that is a Lender or an Affiliate of a Lender as of or following the Closing Date or at the time the Overdraft Line is entered into and (d) the Other First Lien Obligations, including the Initial Notes Obligations.

“Other First Lien Agreement”: any indenture, including the Indenture and the Initial Notes, credit agreement (excluding the Credit Agreement) or other agreement, document or instrument pursuant to which any Loan Party has or will incur Other First Lien Obligations; provided that, in each case, the Indebtedness thereunder (other than the Initial Notes Obligations) has been designated as Other First Lien Obligations pursuant to and in accordance with paragraph 33.

“Other First Lien Obligations”: the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on Indebtedness under any Other First Lien Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower to any Secured Party under any Other First Lien Agreement, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to any Other First Lien Agreement and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to any Other First Lien Agreement, in each case (other than in the case of Initial Notes Obligations), that have been designated as Other First Lien Obligations pursuant to and in accordance with paragraph 33.

“Other First Lien Secured Parties”: collectively, the holders of Other First Lien Obligations and any Authorized Representative with respect thereto including the Trustee and the holders of Initial Notes.

“Other First Lien Secured Party Consent”: a consent in the form of Exhibit I to this Agreement executed by the Authorized Representative of any holders of Other First Lien Obligations pursuant to paragraph 33.

“Pledged Equity”: all of the Equity Interests of the Borrower listed on Schedule I hereto, together with all certificates, options or rights (including any additional Equity Interests of the Borrower) of any nature whatsoever that may be issued or granted by the Borrower to Holdings while this Agreement is in effect.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Equity, and any and all collections on the foregoing or distributions with respect to the foregoing.

“Requirement of Law”: with respect to any person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other legal requirements or determinations (including, without limitation, any Gaming Law) of any Governmental Authority or arbitrator, applicable to or binding upon such person or any of its property or which such Person or any of its property is subject.

“Secured Parties”: (a) the Lenders, (b) the Agent, (c) each L/C Issuer, (d) each counterparty to any Swap Agreement with a Loan Party the obligations under which constitute Obligations, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document (other than any Other First Lien Agreement), (f) the providers of the Overdraft Line, the obligations in respect of which constitute Obligations (other than any Other First Lien Obligations), (g) the Other First Lien Secured Parties and (h) the successors and permitted assigns of each of the foregoing.

“Security Documents”: this Agreement and the other First Lien Security Documents as defined in the First Lien Intercreditor Agreement (but with respect to the Obligations of any Series (as defined in the First Lien Intercreditor Agreement), the term Security Documents shall not include any such other First Lien Security Documents which by its terms is solely for the benefit of the holders of one or more other Series of Obligations and not such Series of Obligations).

2. Guarantee. Holdings unconditionally guarantees to the Agent, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations for the benefit of the Credit Agreement Secured Parties. Holdings further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Holdings waives presentment to, demand of payment from and protest to the Borrower or any other Credit Agreement Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

3. Guarantee of Payment. Holdings further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any other Credit Agreement Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agent or any other Credit Agreement Secured Party in favor of the Borrower or any other person.

4. No Limitations, Etc. (a) Except for termination or release of Holdings’ obligations hereunder as expressly provided for in paragraph 26, the obligations of Holdings hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, the obligations of Holdings hereunder shall not be discharged or impaired or otherwise affected by:

(i) the failure of the Agent or any other Credit Agreement Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Credit Agreement Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Credit Agreement Loan Document or any other agreement;

(iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Agent or any other Credit Agreement Secured Party for the Guaranteed Obligations;

(iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of Holdings or otherwise operate as a discharge of Holdings as a matter of law or equity (other than the payment in full in cash of all the Guaranteed Obligations);

(vi) any illegality, lack of validity or enforceability of any Guaranteed Obligation;

(vii) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any Guaranteed Obligation (other than the payment in full in cash of all the Guaranteed Obligations);

(viii) the existence of any claim, set-off or other rights that Holdings may have at any time against the Borrower, the Agent, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; and

(ix) and any other circumstance (including without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or Holdings or any other guarantor or surety.

Holdings expressly authorizes the Credit Agreement Secured Parties (or the Agent on behalf of the Credit Agreement Secured Parties) to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of Holdings hereunder.

(b) To the fullest extent permitted by applicable law, Holdings waives any defense based on or arising out of any defense of any other Credit Agreement Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Credit Agreement Loan Party, other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities). The Agent and the other Credit Agreement Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any other Credit Agreement Loan Party or exercise any other right or remedy available to them against any other Credit Agreement Loan Party, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, Holdings waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against any other Credit Agreement Loan Party, as the case may be, or any security.

5. Reinstatement. Holdings agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Agent or any other Credit Agreement Secured Party upon the bankruptcy or reorganization of the Borrower, any other Credit Agreement Loan Party or otherwise.

6. Agreement To Pay; Indemnification. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Credit Agreement Secured Party has at law or in equity against Holdings by virtue hereof, upon the failure of the Borrower to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, Holdings hereby promises to and will forthwith pay, or cause to be paid, to the Agent for distribution to the applicable Credit Agreement Secured Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by Holdings of any sums to the Agent as provided above, the Borrower agrees that (a) the Borrower shall indemnify Holdings for the full amount of such payment and Holdings shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of Holdings shall be sold pursuant to this Agreement or any other Credit Agreement Security Documents to satisfy in whole or in part a Guaranteed Obligation of the Borrower, the Borrower shall indemnify Holdings in an amount equal to the greater of the book value or the fair market value of the assets so sold.

7. Information. Holdings assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower and each other Credit Agreement Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that Holdings assumes and incurs hereunder, and agrees that none of the Agent or the other Credit Agreement Secured Parties will have any duty to advise Holdings of information known to it or any of them regarding such circumstances or risks.

8. Maximum Liability. Anything herein or in any other Credit Agreement Loan Documents to the contrary notwithstanding, the maximum liability of Holdings hereunder and under the other Credit Agreement Loan Documents shall in no event exceed the amount which can be guaranteed by Holdings under applicable federal and state laws relating to the insolvency of debtors.

9. Pledge; Grant of Security Interest. Holdings hereby transfers and grants to the Agent, for the benefit of the Secured Parties (and hereby confirms its prior transfer and grant to the Agent for the benefit of the Credit Agreement Secured Parties), a security interest in all of Holdings’ right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

In the event that Rule 3-16 of Regulation S-X under the Securities Act of 1933, as amended (“Rule 3-16”) is amended, modified or interpreted by the Securities Exchange Commission (“SEC”) to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other Governmental Authority) of separate financial statements of the Borrower due to the fact that the Borrower’s Equity Interests secures the Other First Lien Obligations affected thereby, then the Equity Interests of the Borrower will automatically be deemed not to be part of the Collateral securing the relevant Other First Lien Obligations affected thereby but only to the extent necessary to not be subject to such requirement and only for so long as required to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Secured Party, to the extent necessary to release the Lien in favor of the Agent on the Equity Interests that are so deemed to no longer constitute part of the Collateral for the relevant Other First Lien Obligations only. In the event that Rule 3-16 is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) the Borrower’s Equity Interests to secure the Other First Lien Obligations in excess of the amount then pledged without the filing with the SEC (or any other Governmental Authority) of separate financial statements of the Borrower, then the Equity Interests of the Borrower will automatically be deemed to be a part of the Collateral for the relevant Other First Lien Obligations. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, nothing in this paragraph shall limit the pledge of such Equity Interests and other securities from securing the Obligations (other than the Other First Lien Obligations) at all relevant times or from securing any Other First Lien Obligations that are not in respect of securities subject to regulation by the SEC. To the extent any proceeds of any collection or sale of Equity Interests deemed by this paragraph to no longer constitute part of the Collateral for the relevant Other First Lien Obligations are to be applied by the Agent in accordance with paragraph 15 hereof, such proceeds shall, notwithstanding the terms of paragraph 15 or the First Lien Intercreditor Agreement, not be applied to the payment of such Other First Lien Obligations.

10. Powers; Endorsements. Concurrently with the delivery to the Agent of each certificate representing Pledged Equity, Holdings shall deliver an undated stock power covering such certificate, duly executed in blank by Holdings.

11. Representations and Warranties. Holdings represents and warrants that as of the date hereof:

(a) the Pledged Equity listed on Schedule I constitutes all of the issued and outstanding Equity Interests of the Borrower issued to Holdings;

(b) all the shares of Pledged Equity have been duly and validly issued and are fully paid and nonassessable;

(c) Holdings is the record and beneficial owner of, and has good title to, the Pledged Equity listed on Schedule I to be pledged by Holdings, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement; and

(d) upon delivery of any certificates representing Pledged Equity duly endorsed in blank and the completion of the filings specified on Schedule II hereto (which actions have been taken prior to the Closing Date to the extent required by the Original Guaranty and Pledge Agreement and shall continue to apply to the Obligations under this Agreement), the Lien granted pursuant to this Agreement constitutes (and will continue to constitute in the case of the Obligations (other than the Other First Lien Obligations)) a valid, perfected and enforceable first priority Lien on the Collateral in favor of the Agent, for the benefit of the Secured Parties, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

12. Covenants. Holdings covenants and agrees with the Agent and the Lenders, that, from and after the date of this Agreement until the date of its termination pursuant to 26(a):

(a) If Holdings shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), promissory note or other instrument, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, subject to applicable Gaming Laws, Holdings shall promptly deliver the same forthwith to the Agent in the exact form received, duly indorsed by Holdings to the Agent, if required, together with an undated power or endorsement, as appropriate, covering such certificate, note or instrument duly executed in blank by Holdings, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the Borrower shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of the Borrower or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations.

(b) At any time and from time to time, upon the written request of the Agent, and at the sole expense of Holdings, Holdings will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Applicable First Lien Representative may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

(c) Holdings agrees to pay, and to save the Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

13. Dividends; Voting Rights; Interest Payments. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to Holdings of the Agent’s intent to exercise its rights pursuant to paragraph 14 below, Holdings shall be permitted to receive and retain, and to utilize free and clear of the Lien of this Agreement, all distributions made in respect of the Pledged Equity and to exercise all voting and other consensual rights and powers inuring to an owner of such Pledged Equity, provided, that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights and remedies of any of the Agent or the other Secured Parties under this Agreement, the Credit Agreement, any Other First Lien Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

14. Rights of the Lenders and the Agent. (a) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise its rights hereunder to Holdings, subject to applicable Gaming Laws, (i) the Agent shall have the right to receive any and all distributions paid in respect of the Pledged Equity and make application thereof to the Obligations in a manner consistent with paragraph 15 (other than cash distributions made to Holdings permitted by Section 6.06(b) of the Credit Agreement and not prohibited by any Other First Lien Agreement, without duplication, which such distributions may be received and retained by Holdings), and (ii) all shares of the Pledged Equity shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting and other consensual rights and powers pertaining to such shares of the Pledged Equity at any meeting of the board of directors of the Borrower or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Equity as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Equity upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of the Borrower, or upon the exercise by Holdings or the Agent of any right, privilege or option pertaining to such shares of the Pledged Equity, and in connection therewith, the right to deposit and deliver any and all of the Pledged Equity with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct, but the Agent shall have no duty to Holdings to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) The rights of the Agent and the Secured Parties hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Secured Party of any right or remedy against the Borrower or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of set-off with respect thereto. Neither the Agent nor any Secured Party shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, except to the extent that such failure constitutes gross negligence or willful misconduct, nor shall the Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holdings or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

15. Remedies. If an Event of Default shall occur and be continuing and the Agent shall have given notice of its intent to exercise its rights hereunder to Holdings, the Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or applicable law. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below and any notice referred to in the preceding sentence) to or upon Holdings, the Borrower, or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange or broker’s board or office of the Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Holdings, which right or equity is hereby waived or released. The Agent shall hold any Proceeds hereunder for the benefit of the Secured Parties as collateral security for the Obligations (whether matured or unmatured), and/or the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, may then or at any time thereafter, in the sole discretion of the Agent, be applied by the Agent against the Obligations then due and owing in the following order of priority:

FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Loan Document on behalf of Holdings and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment of all other Obligations (the amounts so applied to be distributed pro rata among the Secured Parties in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to Holdings or its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

To the extent permitted by applicable law, Holdings waives all claims, damages and demands it may acquire against the Agent or any Secured Party arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

16. Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Equity pursuant to paragraph 15 hereof, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Equity or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), subject to applicable Gaming Laws, Holdings will use its commercially reasonable efforts to take or to cause the Borrower to take such action and prepare, distribute and/or file such documents, as required or advisable in the reasonable opinion of counsel for the Agent to permit the public sale of such Pledged Equity.

(b) Holdings recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Equity by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Holdings acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Borrower to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Borrower would agree to do so.

(c) Holdings further agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this paragraph 16 valid and binding and in compliance with any and all other applicable Requirements of Law. Holdings will bear all costs and expenses of carrying out its obligations under this paragraph 16. Holdings acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this paragraph 16 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this paragraph 16 may be specifically enforced.

17. Limitation on Duties Regarding Collateral. The Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. Neither the Agent nor any Secured Party nor their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so (except to the extent the same constitutes gross negligence or willful misconduct) or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holdings or otherwise.

18. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

20. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

21. No Waiver; Cumulative Remedies. Neither the Agent nor any Secured Party shall by any act (except by a written instrument pursuant to paragraph 22 hereof) be deemed to have waived any right or remedy hereunder. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Secured Party any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

22. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by Holdings and the Agent, subject to any consent required in accordance with Section 9.08 of the Credit Agreement and (other than in respect of any amendment or waiver of paragraphs 2 through 8 (inclusive)) subject to any consent required by, but only to the extent required by, any equivalent provision in each applicable Other First Lien Agreement or, in each case, as otherwise provided in Section 2.04 of the First Lien Intercreditor Agreement. The Agent may conclusively rely on a certificate of an officer of Holdings as to whether any amendment contemplated by this paragraph 22 is permitted. This Agreement shall be binding upon the successors and assigns of Holdings and shall inure to the benefit of the Agent and the Secured Parties and their respective permitted successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

23. Notices. Notices by the Agent to Holdings, or the Borrower may be given to such person at its address or transmission number and in the manner as set forth in Section 9.01(a) of the Credit Agreement (whether or not then in effect) and all notices to any holder of obligations under any Other First Lien Agreements, at its address set forth in the Other First Lien Secured Party Consent or in the First Lien Intercreditor Agreement, as such address may be changed by written notice to the Agent and the Borrower.

24. Irrevocable Authorization and Instruction to Borrower. Holdings hereby authorizes and instructs the Borrower to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, the Credit Agreement and each Other First Lien Agreement, without any other or further instructions from Holdings, and Holdings agrees that the Borrower shall be fully protected in so complying.

25. Authority of Agent. Holdings acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Secured Parties, be governed by the Credit Agreement, each Other First Lien Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and Holdings, the Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and neither Holdings nor the Borrower shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

26. Termination or Release. (a) This Agreement, the pledges and guarantees made herein, the Liens in the Collateral created hereby and all other security interests granted hereby, shall automatically terminate and/or be released all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to Holdings, as of the date when all the Guaranteed Obligations, with respect to the guaranty by Holdings, and the date when all the Obligations, with respect to the pledge, liens and all other obligations (in each case other than contingent or unliquidated obligations or liabilities not then due) have been paid in full in cash or immediately available funds and the Lenders have no further commitment to lend under the Credit Agreement or any Other First Lien Agreement, the Revolving Facility Credit Exposure has been reduced to zero and each L/C Issuer has no further obligations to issue Letters of Credit under the Credit Agreement; provided that, upon payment in full of the Obligations, the Agent may assume that no Obligations are outstanding unless otherwise advised in writing by the Borrower.

(b)(i) Upon any sale or other transfer by Holdings of any Collateral that is not prohibited by the Credit Agreement or any Other First Lien Agreement, or (ii) upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement and, after the termination of the Credit Agreement and the First Lien Intercreditor Agreement, any equivalent provision of any applicable Other First Lien Agreement, the security interest in such Collateral shall be automatically released, all without delivery of any instrument or performance of any act by any party; provided, however, that, in respect of clause (ii) above, at any time that the Other First Lien

Obligations constitute a majority of the outstanding Obligations, such release shall not be applicable to the Other First Lien Obligations unless and until the written consent of the Authorized Representative with respect to the Other First Lien Obligations is obtained.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Paragraph 26, the Agent shall execute and deliver to Holdings, at Holdings’ expense, all documents that Holdings shall reasonably request to evidence such termination or release (including, without limitation, UCC termination statements), and will duly assign and transfer to Holdings, such of the Pledged Equity that may be in the possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Any execution and delivery of documents pursuant to this Paragraph 26 shall be without recourse to or warranty by the Agent.

27. Financing Statements. Holdings hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the New York UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether Holdings is an organization, the type of organization and any organizational identification number issued to Holdings and (ii) a description of collateral that describes such property in any other manner as the Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Collateral.

28. Covenants. (a) Holdings agrees promptly (and in any event within 10 days thereof, or such longer period of time as may be agreed by the Agent) to notify the Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Holdings agrees promptly to provide the Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Holdings agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral, for the benefit of the Secured Parties.

(b) Subject to the rights of Holdings under the Loan Documents to dispose of Collateral, Holdings shall, at its own expense, use commercially reasonable efforts to defend title to the Collateral against all persons and to defend the security interest of the Agent, for the benefit of the Secured Parties, in the Collateral and the priority thereof against any Lien that is not a Permitted Lien (as defined in the Collateral Agreement) or a Lien permitted by Article VIA of the Credit Agreement and the equivalent provision of each applicable Other First Lien Agreement.

(c) Holdings agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the security interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the security interest and the filing of any financing statements or other documents in connection herewith or therewith.

(d) Holdings shall not make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as permitted by the Credit Agreement and not prohibited by any Other First Lien Agreement. Holdings shall not make or permit to be made any transfer of the Collateral except as permitted by the Credit Agreement and not prohibited by any Other First Lien Agreement. Notwithstanding the foregoing, if the Agent shall have notified Holdings that an Event of Default under clause (b), (c), (h) or (i) of Section 7.01 of the Credit Agreement or the equivalent provisions of any applicable Other First Lien Agreement shall have occurred and be continuing, and during the continuance thereof, Holdings shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral to the extent requested or permitted by the Agent (which notice may be given by telephone if promptly confirmed in writing).

29. Compliance with Gaming Laws. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, the Agent, on behalf of the Secured Parties, acknowledges and agrees that:

(a) the exercise of its rights and remedies under this Agreement is subject to the mandatory provisions of the Gaming Laws;

(b) the pledge of the Pledged Equity, and any restrictions on the transfer of and agreements not to encumber the Pledged Equity or other equity securities of the Borrower, pursuant to this Agreement and any other Loan Documents, are subject to the prior approval of the Nevada and Iowa Gaming Authorities, respectively, (which approval has been obtained and is in full force and effect with respect to this Agreement as it relates to the Credit Agreement and the Obligations (other than any Other First Lien Obligations)) and this Agreement (solely as it relates to any Other First Lien Agreement or any Other First Lien Obligations) and any future amendment hereof will not be effective without the prior approval of such Nevada and Iowa Gaming Authorities;

(c) in the event that the Agent exercises one or more of the remedies set forth in this Agreement with respect to the Pledged Equity, including without limitation, foreclosure or transfer of any interest therein (except back to Holdings), the exercise of voting and consensual rights, and any other resort to or enforcement of the security interest in the Pledged Equity, such action will require the separate and prior approval of the Nevada and Iowa Gaming Authorities unless such licensing requirement is waived thereby;

(d) the Agent, and any custodial agent of Agent in the State of Nevada or in the State of Iowa, will be required to comply with the conditions, if any, imposed by the Nevada and Iowa Gaming Authorities, respectively, in connection with their approval of the pledge granted hereunder, including, without limitation, requirements that the Agent or its custodial agent maintain the certificates evidencing the Pledged Equity at a location in Nevada designated to the Nevada Gaming Authorities, and that the Agent or its custodial agent permit agents or employees of the Nevada Gaming Authorities to inspect such certificates upon request during normal business hours;

(e) neither the Agent nor any custodial agent of the Agent will be permitted to surrender possession of any Pledged Equity to any person other than Holdings without the prior approval of the Nevada and Iowa Gaming Authorities or as otherwise permitted by the Gaming Laws;

(f) any approval of the Nevada and Iowa Gaming Authorities of this Agreement, or any amendment hereto, does not constitute approval, either express or implied, of the Agent to take any actions provided for in this Agreement, for which separate approval by the Nevada and Iowa Gaming Authorities may be required by the Gaming Laws; and

(g) the Agent, the Secured Parties and their respective successors and assigns are subject to being called forward by the Nevada and Iowa Gaming Authorities, in their sole and absolute discretion, for licensing or a finding of suitability in order to remain entitled to the benefits of this Agreement and the other Loan Documents.

30. Limitation on Rights and Remedies of Agent and Holdings. Notwithstanding anything in this Agreement to the contrary, the Agent, on behalf of the Secured Parties, and Holdings agree that they shall comply with all applicable laws and all applicable rules and regulations of the Illinois Gaming Authority, including Illinois Gaming Laws, in connection with their exercise of rights and remedies hereunder, including, without limitation, foreclosure or transfer of any interest in the Pledge Equity (except back to Holdings) or voting (or otherwise taking control of) any interest in the Pledged Equity. As and when required, the Agent, on behalf of the Secured Parties, shall seek and obtain all approvals, licenses and consents from the Illinois Gaming Authority required in connection with the exercise of any right or remedy prior to the exercise thereof.

31. Counterparts. This Agreement may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

32. Subject to First Lien Intercreditor Agreement. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted on Collateral to the Agent pursuant to this Agreement are expressly subject to the First Lien Intercreditor Agreement and (ii) the exercise of any right or remedy by the Agent hereunder with respect to Collateral is subject to the limitations and provisions of the First Lien Intercreditor Agreement. In the event of any conflict between the terms of the First Lien Intercreditor Agreement and the terms of this Agreement with respect to Collateral, the terms of the First Lien Intercreditor Agreement shall govern.

33. Other First Lien Obligations. On or after the date hereof and so long as such obligations are permitted to be incurred under the Credit Agreement and are not prohibited by any Other First Lien Agreement then in effect, Holdings may from time to time designate obligations in respect of Indebtedness to be secured on a pari passu basis with the Obligations as Other First Lien Obligations hereunder by delivering to the Agent and each Authorized Representative (a) a certificate signed by a Responsible Officer of Holdings (i) identifying the obligations so designated and the initial aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as Other First Lien Obligations for purposes hereof, (iii) representing that such designation of such obligations as Other First Lien Obligations complies with the terms of the Credit Agreement and are not prohibited by any Other First Lien Agreement then in effect and (iv) specifying the name and address of the Authorized Representative for such obligations and (b) a fully executed Other First Lien Secured Party Consent (in the form attached as Exhibit I). The Agent and each Authorized Representative agree that upon the satisfaction of all conditions set forth in the preceding sentence, the Agent shall act as agent under and subject to the terms of the Security Documents for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Other First Lien Obligations, and the Agent and each Authorized Representative agree to the appointment, and acceptance of the appointment, of the Agent as agent for the holders of such Other First Lien Obligations as set forth in each Other First Lien Secured Party Consent and agree, on behalf of itself and each Secured Party it represents, to be bound by this Agreement and the First Lien Intercreditor Agreement.

34. Application of Gaming Laws. This Agreement and the Other First Lien Agreements are subject to Gaming Laws. Without limiting the foregoing, the Secured Parties acknowledge that (i) they are subject to the jurisdiction of the Gaming Authorities and Liquor Authorities, in their discretion, for licensing, qualification or findings of suitability or to file or provide other information, and (ii) all rights, remedies and powers in or under this Agreement and the Other First Lien Agreements, including with respect to the Collateral and the ownership and operation of facilities, may be subject to the jurisdiction of the Gaming Authorities and Liquor Authorities, and may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of the Gaming Laws and Liquor Laws and only to the extent that required approvals, if any, (including prior approvals) are obtained from the relevant Gaming Authorities and Liquor Authorities.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

HARRAH’S ENTERTAINMENT, INC.

By:
Name:
Title:

Accepted and Agreed:
BANK OF AMERICA, N.A.

By:
Name:
Title:

SCHEDULE I

To Guaranty and Pledge Agreement

DESCRIPTION OF PLEDGED EQUITY

Pledgor	Issuer	Certificate No.	No. of Shares	Percentage of Issued Shares
Harrah’s Entertainment, Inc. (as successor to Hamlet Merger Inc.)	Harrah’s Operating Company, Inc.	4	1,362	100%

SCHEDULE II

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

UCC Financing statement describing the Collateral filed in the Delaware Secretary of State naming Hamlet Merger Inc. as debtor and the Agent as secured party—filed on January 28, 2008

UCC Financing statement describing the Collateral filed in the Delaware Secretary of State naming Harrah’s Entertainment, Inc. as debtor and the Agent as secured party—filed on January 28, 2008

Exhibit I

to Guaranty and Pledge Agreement

[Form of]

OTHER FIRST LIEN SECURED PARTY CONSENT

[Name of Other First Lien Secured Party]

[Address of Other First Lien Secured Party]

[Date]

The undersigned is the Authorized Representative for Persons wishing to become Secured Parties (the “New Secured Parties”) under the Amended and Restated Guaranty and Pledge Agreement dated as of January 28, 2008 and as amended and restated as of June 10, 2009 (as heretofore amended and/or supplemented, the “Guaranty and Pledge Agreement” (terms used without definition herein have the meanings assigned to such term in the Guaranty and Pledge Agreement)) among Harrah’s Entertainment, Inc. and Bank of America, N.A., as Collateral Agent (the “Agent”).

In consideration of the foregoing, the undersigned hereby:

(i) represents that the Authorized Representative has been duly authorized by the New Secured Parties to become a party to the First Lien Intercreditor Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligation”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that the New Secured Parties have received a copy of the Guaranty and Pledge Agreement and the First Lien Intercreditor Agreement;

(iii) appoints and authorizes the Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Guaranty and Pledge Agreement and First Lien Intercreditor Agreement as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;

(iv) accepts and acknowledges the terms of the First Lien Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Other First Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof (including, without limitation, Section 2.02(b) thereof) as fully as if it had been a Secured Party on the effective date of the First Lien Intercreditor Agreement and agrees that its address for receiving notices pursuant to the Guaranty and Pledge Agreement and the First Lien Intercreditor Agreement shall be as follows:

[Address]

(v) confirms the authority of the Agent to enter into such agreements on its behalf and on behalf of the New Secured Parties and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to it and the New Secured Parties as fully as if it had been a party to each such agreement on behalf of itself and the New Secured Parties.

The Agent, by acknowledging and agreeing to this Other First Lien Secured Party Consent, accepts the appointment set forth in clause (iii) above.

THIS OTHER FIRST LIEN SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.